UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

THE ALLIANCEBERNSTEIN PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2012

Date of reporting period: February 29, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

Tax-Managed Wealth Strategies

Wealth Appreciation Strategy

Balanced Wealth Strategy

Conservative Wealth Strategy

February 29, 2012

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

April 13, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Tax-Managed Wealth Strategies (the “Strategies” and individually a “Strategy”) for the semi-annual reporting period ended February 29, 2012.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy invests in a portfolio of equity securities that is designed as a solution for investors who seek tax-efficient equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Strategy, AllianceBernstein L.P. (the “Adviser”) efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the Strategy targets an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s growth and value components, and U.S. and non-U.S. companies (and the subcomponents defined by capitalization ranges) to change in response to market conditions, but ordinarily only by ±5% of the portfolio. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, such as when the Adviser believes that market conditions favoring one investment style are compelling, the range may expand to ±10% of the portfolio.

The Strategy invests approximately 20% of its assets in the Volatility Management Portfolio (the “Portfolio”), which is managed by the Adviser. The Portfolio is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, the Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and may invest in the securities of companies in emerging markets.

Effective January 1, 2012, the Strategy’s secondary benchmark changed to the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex U.S. from the MSCI Europe Australasia Far East (“EAFE”) Index. Its composite benchmark changed from 70% Standard & Poor’s (“S&P”) 500 Index/30% MSCI EAFE Index to 60% S&P 500 Index/40% ACWI ex U.S.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	1

AllianceBernstein Tax-Managed Balanced Wealth Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward tax-efficient equity returns but also want the risk diversification offered by tax-exempt debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 50% equities and 50% tax-exempt debt securities with a goal of providing moderate upside potential without excessive volatility.

Within the Strategy’s equity component, the targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s debt and equity components, the equity component’s growth and value and U.S. and non-U.S. companies’ weightings (and the equity subcomponents defined by capitalization ranges) to change in response to market conditions, but ordinarily only by ±5% of the portfolio. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the portfolio.

The Strategy invests approximately 15% of its assets in the Volatility Management Portfolio (the “Portfolio”), which is managed by the Adviser. The Portfolio is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, the Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

The Strategy intends to meet the tax requirement for passing municipal bond interest through to Strategy shareholders as tax exempt interest dividends (currently requires that at least 50% of the Strategy’s assets be invested in tax-exempt debt securities). In the event that the Internal Revenue Code or the related rules, regulations and interpretations of the Internal Revenue Service should, in the future, change so as to permit the Strategy to pass through tax-exempt dividends when the Strategy invests less than 50% of its assets in tax-exempt debt securities, the targeted blend for the

2	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Strategy will become 60% equity securities and 40% debt securities.

With the goal of protecting against inflation risk, the Strategy may (i) allocate approximately 10% of the Strategy’s portfolio from traditional municipal bonds to inflation-protected securities, including inflation-protected municipal securities, (ii) enter into inflation (“CPI”) swap agreements or other types of swap agreements that the Adviser believes offer protection against inflation risk, with a combined notional amount of approximately 10% of the Strategy’s assets, or (iii) use a combination of the foregoing so that approximately 10% of the Strategy’s assets are “inflation-protected”.

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights and warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

Effective January 1, 2012, the Strategy’s primary benchmark changed from the S&P 500 Index to the Barclays Capital (“BC”) 5-Year General Obligation (“GO”) Municipal Bond Index. Its composite benchmark is 50% S&P 500 Index/50% BC 5-Year GO Municipal Bond Index.

AllianceBernstein Tax-Managed Conservative Wealth Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Conservative Wealth Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser,

undue risk to principal. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% equity securities and 70% tax-exempt debt securities with a goal of providing reduced volatility and modest upside potential. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. Within the equity component, the Strategy’s targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s debt and equity components, the equity component’s growth and value weightings and U.S. and non-U.S. companies (and the equity subcomponents defined by capitalization ranges) to change in response to market conditions, but ordinarily only by ±5% of the portfolio. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the portfolio.

The Strategy invests approximately 10% of its assets in the Volatility Management Portfolio (the “Portfolio”), which is managed by the Adviser. The Portfolio is designed to reduce the overall effect of equity market volatility

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	3

on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, the Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

All fixed income securities held by the Strategy will be of investment grade at the time of purchase. In the event that the rating of any security held by the Strategy falls below investment grade, the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

With the goal of protecting against inflation risk, the Strategy may (i) allocate approximately 10% of the Strategy’s portfolio from traditional municipal bonds to inflation-protected securities, including inflation-protected municipal securities, (ii) enter into inflation (“CPI”) swap agreements or other types of swap agreements that the Adviser believes offer protection against inflation risk, with a combined notional amount of approximately 10% of the Strategy’s assets, or (iii) use a combination of the foregoing so that approximately 10% of the Strategy’s assets are inflation-protected.

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

Investment Results

The tables on pages 10-12 show performance for each Strategy compared to their respective benchmarks for the six- and 12-month periods ended February 29, 2012. Each Strategy’s composite benchmark is as follows: AllianceBernstein Tax-Managed Wealth Appreciation Strategy, 60% S&P 500 Index/40% MSCI ACWI ex U.S.; AllianceBernstein Tax-Managed Balanced Wealth Strategy, 50% S&P 500 Index/50% BC 5-Year GO Municipal Bond Index; and AllianceBernstein Tax-Managed Conservative Wealth Strategy, 70% BC 5-Year GO Municipal Bond Index/30% S&P 500 Index.

For the six-month period ended February 29, 2012, the Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy outperformed their primary benchmark, the BC 5-Year GO Municipal Bond Index, although both Strategies lagged their secondary benchmark, the S&P 500 Index, before sales charges. All three Strategies trailed their composite benchmarks for the six-month period. The Tax-Managed Wealth Appreciation Strategy underperformed its primary benchmark, before sales charges. At the component level, Non-U.S. Growth underperformed in all of the Strategies, while U.S. Value lagged in

4	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

both Tax-Managed Wealth Appreciation and Tax-Managed Conservative Wealth. On the positive side, U.S. Growth and Non-U.S. Value outperformed their respective benchmarks in all three Strategies. Intermediate-Term Municipal Bonds made a positive contribution to the Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies, while Short-Term Municipal Bonds added to the Tax-Managed Conservative Wealth Strategy’s outperformance.

For the 12-month period ended February 29, 2012, the Tax-Managed Wealth Appreciation Strategy declined in absolute terms, while the Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies gained. All three Strategies underperformed their respective primary benchmarks, and their composite benchmarks for the 12-month period, before sales charges. At the component level, all equity sleeves—U.S. Value, U.S. Growth, Non-U.S. Value and Non-U.S. Growth—trailed their style benchmarks, with non-U.S. Value detracting most heavily from performance, as global equities fell for much of 2011 on deteriorating macroeconomic conditions. Inflation-Linked Securities detracted significantly from the Tax Managed Conservative Wealth Strategy, as well. Intermediate-Term Municipal Bonds boosted the performance of the Tax-Managed Balanced Wealth and the Tax-Managed Conservative Wealth Strategies, the latter of which also benefited from holding Short-Term Municipal Bonds.

The Tax-Managed Wealth Appreciation Strategy utilized derivatives in the form of futures for hedging purposes, which added to performance for the six-month period, and detracted for the 12-month period. It also used forwards for hedging and investment purposes, which detracted from performance for the six-month period, and added to performance for the 12-month period. The Tax-Managed Balanced Wealth Strategy utilized derivatives in the form of interest rate swaps for hedging purposes, which added to returns for both the six- and 12-month periods. It utilized futures for hedging purposes, which added to performance for the six-month period, and detracted for the 12-month period. It utilized forwards for hedging and investment purposes which detracted from performance for both periods. The Tax-Managed Conservative Wealth Strategy utilized derivatives in the form of interest rate swaps for hedging purposes, which added to returns for both the six- and 12-month periods. It utilized futures for hedging purposes, which added to performance for the six-month period, and detracted for the 12-month period. It utilized forwards for hedging and investment purposes which detracted from performance for the six-month period and added to performance for the 12-month period.

Market Review and Investment Strategy

Global equity markets fell in March 2011 as oil prices rose and the earthquake, tsunami and nuclear disaster triggered a sharp drop in Japanese equities. Performance deteriorated again in

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	5

the second quarter on the European sovereign-debt crisis, supply chain disruption concerns following the disasters in Japan and the U.S. deficit, and then plunged in the third quarter as investors were unnerved by further deteriorating macroeconomic conditions and the inability of policymakers to find credible solutions to deal with them. Global equities rose sharply in the fourth quarter as the rescue plan put forth by European leaders in October—subsequently deemed to be insufficient to resolve the two year-old crisis—sparked a large recovery, and then in the final weeks of December the European Central Bank injected significant amounts of liquidity into the undercapitalized European banking system bringing about a late-year rally. Global equities rose strongly in the first two months of 2012, as 2011’s year-end rally continued into the new year. The period saw stronger-than-expected global macroeconomic data points and increased investor risk appetite due to encouraging developments surrounding the European sovereign-debt crisis and a second Greek bailout.

Although the macro picture is as uncertain as it has been for some time, the Multi-Asset Solution Team (the “Team”) believes positive economic data points and improving earnings fundamentals are likely to boost equity market returns in 2012. The Team also sees significant outperformance potential in high-growth stocks, which haven’t traded at such a low premium in decades, and in attractively valued stocks, which are of unusually high quality. The Team believes that each Strategy’s style sleeves are accordingly positioned to capture these opportunities.

The Value Team has been taking advantage of the indiscriminate sell-off among economically sensitive stocks to add to energy, technology and consumer names where research indicates a high degree of conviction in their upside potential, while also seeking opportunities across industries and regions by focusing on dislocations induced by the recession. The Value Team expects these companies to perform well even if economic growth remains muted, because they benefit from leaner cost structures, solid competitive advantages and/or restructurings that are just beginning to bear fruit. The Growth Team maintains its disciplined investment approach of finding stocks that offer strong, sustainable earnings growth potential and superior positive earnings revisions. The Growth Team has concentrated its holdings on companies that have strong market share, strong pricing power and high reinvestment rates, as well as those that are gaining from strong secular growth trends. Lastly, the Fixed-Income Team significantly reduced risk in the second half of 2011, moving portfolios closer to their benchmarks. Specifically, they have meaningfully reduced the overweight in investment-grade corporate debt and cut exposure to financials. The investment-grade corporate positions, in the Fixed Income Team’s view, are well diversified in order to minimize idiosyncratic risk.

The Multi-Asset Solution Team remains focused on a long-term strategy: combining low correlation asset classes, blending growth and value

6	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

investment styles, globalizing its holdings and ensuring the Underlying Portfolios are aligned with their strategic asset allocation targets over time through a disciplined rebalancing process.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	7

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategies will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Strategies have been deducted. Net Asset Value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged S&P 500® Index, the unmanaged MSCI ACWI ex-U.S., and the unmanaged BC 5-Year GO Municipal Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. The BC 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The MSCI ACWI ex-U.S. (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax; gross returns include reinvestment of dividends prior to such deduction. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

A Word About Risk

The Strategies may employ strategies that take into account the tax impact of buy and sell decisions on the Strategies’ shareholders. While the Strategies seek to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Strategies. The Strategies may not be suitable for tax-advantaged accounts, such as qualified retirement plans. The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy will include both equity and fixed income securities.

Credit Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Interest Rate Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities.

Municipal Market Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) Debt securities issued by state or local governments may be subject to special political, legal, economic and market factors that can have a significant effect on the portfolio’s yield or value.

Market Risk: The market values of the Strategies’ holdings rise and fall from day to day, so investments may lose value.

Capitalization Size Risk: Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources.

Foreign (non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

The risks associated with an investment in the Strategies are more fully discussed in the prospectus.

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ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	9

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 29, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Wealth Appreciation Strategy*
Class A	9.33%	-3.42%

Class B**	8.95%	-4.13%

Class C	8.96%	-4.10%

Advisor Class†	9.51%	-3.13%

Primary Benchmark: S&P 500 Index	13.31%	5.12%

Secondary Benchmark: MSCI ACWI ex-U.S.	3.97%	-6.10%

Composite Benchmark: 60% S&P 500 Index/ 40% MSCI ACWI ex-U.S.	9.55%	0.57%

*    Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the Strategy’s performance by 0.01% for the 12-month period ended February 29, 2012.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†    Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds

See Historical Performance and Benchmark disclosures on pages 8-9.

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10	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 29, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Balanced Wealth Strategy*
Class A	6.32%	2.63%

Class B**	6.03%	1.91%

Class C	5.93%	1.93%

Advisor Class†	6.57%	3.02%

Primary Benchmark: BC 5-Year GO Municipal Bond Index	2.44%	7.94%

Secondary Benchmark: S&P 500 Index	13.31%	5.12%

Composite Benchmark: 50% S&P 500 Index/50% BC 5-Year GO Municipal Bond Index	8.01%	6.87%

*    Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the Strategy’s performance by 0.01% for the 12-month period ended February 29, 2012.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 8-9.

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ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	11

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

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THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 29, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Conservative Wealth Strategy
Class A	4.27%	2.43%

Class B*	3.86%	1.67%

Class C	3.95%	1.69%

Advisor Class†	4.43%	2.67%

Primary Benchmark: BC 5-Year GO Municipal Bond Index	2.44%	7.94%

Secondary Benchmark: S&P 500 Index	13.31%	5.12%

Composite Benchmark: 70% BC 5-Year GO Municipal Bond Index/30% S&P 500 Index	5.81%	7.38%

†     Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

*    Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 8-9.

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12	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

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AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	-3.42%	-7.52%
5 Years	-2.43%	-3.28%
Since Inception*	3.71%	3.18%

Class B Shares
1 Year	-4.13%	-7.95%
5 Years	-3.17%	-3.17%
Since Inception*	3.00%	3.00%

Class C Shares
1 Year	-4.10%	-5.06%
5 Years	-3.15%	-3.15%
Since Inception*	2.98%	2.98%

Advisor Class Shares†
1 Year	-3.13%	-3.13%
5 Years	-2.16%	-2.16%
Since Inception*	4.02%	4.02%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.05%, 1.81%, 1.78% and 0.77% for Class A, Class B, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/2/03.

†

This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 8-9.

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ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	13

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
SEC Returns

Class A Shares
1 Year	-5.38%
5 Years	-3.28%
Since Inception*	3.34%

Class B Shares
1 Year	-5.76%
5 Years	-3.17%
Since Inception*	3.16%

Class C Shares
1 Year	-2.80%
5 Years	-3.14%
Since Inception*	3.14%

Advisor Class Shares†
1 Year	-0.78%
5 Years	-2.17%
Since Inception*	4.17%

*	Inception date: 9/2/03.

†

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 8-9.

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14	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
Returns

Class A Shares
1 Year	-5.57%
5 Years	-3.52%
Since Inception*	3.15%

Class B Shares
1 Year	-5.82%
5 Years	-3.29%
Since Inception*	3.04%

Class C Shares
1 Year	-2.87%
5 Years	-3.27%
Since Inception*	3.03%

Advisor Class Shares†
1 Year	-1.04%
5 Years	-2.46%
Since Inception*	3.94%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)

Class A Shares
1 Year	-3.29%
5 Years	-2.76%
Since Inception*	2.89%

Class B Shares
1 Year	-3.68%
5 Years	-2.66%
Since Inception*	2.73%

Class C Shares
1 Year	-1.74%
5 Years	-2.64%
Since Inception*	2.72%

Advisor Class Shares†
1 Year	-0.24%
5 Years	-1.84%
Since Inception*	3.61%

*	Inception date: 9/2/03.

†

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	15

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	2.63%	-1.70%
5 Years	1.86%	0.98%
10 Years	3.41%	2.97%

Class B Shares
1 Year	1.91%	-2.09%
5 Years	1.14%	1.14%
10 Years(a)	2.80%	2.80%

Class C Shares
1 Year	1.93%	0.93%
5 Years	1.14%	1.14%
10 Years	2.67%	2.67%

Advisor Class Shares†
1 Year	3.02%	3.02%
5 Years	2.18%	2.18%
Since Inception*	4.55%	4.55%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.17%, 1.89%, 1.87% and 0.87% for Class A, Class B, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed below.

*	Inception date: 9/2/03.

Until 9/2/03 this Strategy was managed using a different investment strategy. Most notably the Strategy was not tax-managed. As a result, the long-term returns shown are not reflective of returns that would have occurred using the Strategies’ current tax-managed strategy. In all likelihood, returns would have been lower than those shown if the Strategy had been using a tax-managed strategy.

See Historical Performance disclosures on pages 8-9.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
SEC Returns

Class A Shares
1 Year	-1.00%
5 Years	0.89%
10 Years	2.88%

Class B Shares
1 Year	-1.32%
5 Years	1.04%
10 Years(a)	2.72%

Class C Shares
1 Year	1.74%
5 Years	1.05%
10 Years	2.59%

Advisor Class Shares†
1 Year	3.74%
5 Years	2.07%
Since Inception*	4.55%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed below.

*	Inception date: 9/2/03.

See Historical Performance disclosures on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	17

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
Returns

Class A Shares
1 Year	-1.33%
5 Years	0.74%
10 Years	2.72%

Class B Shares
1 Year	-1.49%
5 Years	0.95%
10 Years(a)	2.63%

Class C Shares
1 Year	1.55%
5 Years	0.96%
10 Years	2.52%

Advisor Class Shares†
1 Year	3.33%
5 Years	1.88%
Since Inception*	4.40%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)

Class A Shares
1 Year	-0.34%
5 Years	0.87%
10 Years	2.54%

Class B Shares
1 Year	-0.64%
5 Years	0.97%
10 Years(a)	2.40%

Class C Shares
1 Year	1.35%
5 Years	0.98%
10 Years	2.29%

Advisor Class Shares†
1 Year	2.80%
5 Years	1.90%
Since Inception*	4.08%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed below.

*	Inception date: 9/2/03.

See Historical Performance disclosures on pages 8-9.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	2.43%	-1.92%
5 Years	2.13%	1.24%
10 Years	3.36%	2.92%

Class B Shares
1 Year	1.67%	-2.33%
5 Years	1.39%	1.39%
10 Years(a)	2.77%	2.77%

Class C Shares
1 Year	1.69%	0.69%
5 Years	1.41%	1.41%
10 Years	2.64%	2.64%

Advisor Class Shares†
1 Year	2.67%	2.67%
5 Years	2.42%	2.42%
Since Inception*	3.68%	3.68%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.35%, 2.07%, 2.05% and 1.05% for Class A, Class B and Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.20%, 1.90%, 1.90% and 0.90% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed below.

*	Inception date: 9/2/03.

Until 9/2/03 this Strategy was managed using a different investment strategy. Most notably the Strategy was not tax-managed. As a result, the long-term returns shown are not reflective of returns that would have occurred using the Strategies’ current tax-managed strategy. In all likelihood, returns would have been lower than those shown if the Strategy had been using a tax-managed strategy.

See Historical Performance disclosures on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	19

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
SEC Returns

Class A Shares
1 Year	-1.66%
5 Years	1.14%
10 Years	3.04%

Class B Shares
1 Year	-1.90%
5 Years	1.30%
10 Years(a)	2.91%

Class C Shares
1 Year	0.99%
5 Years	1.30%
10 Years	2.77%

Advisor Class Shares†
1 Year	3.06%
5 Years	2.33%
Since Inception*	3.67%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed below.

*	Inception date: 9/2/03.

See Historical Performance disclosures on pages 8-9.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)

Class A Shares
1 Year	-1.89%
5 Years	0.92%
10 Years	2.77%

Class B Shares
1 Year	-1.97%
5 Years	1.14%
10 Years(a)	2.69%

Class C Shares
1 Year	0.91%
5 Years	1.13%
10 Years	2.57%

Advisor Class Shares†
1 Year	2.76%
5 Years	2.09%
Since Inception*	3.47%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)

Class A Shares
1 Year	-0.79%
5 Years	1.12%
10 Years	2.67%

Class B Shares
1 Year	-1.06%
5 Years	1.21%
10 Years(a)	2.53%

Class C Shares
1 Year	0.83%
5 Years	1.21%
10 Years	2.40%

Advisor Class Shares†
1 Year	2.34%
5 Years	2.16%
Since Inception*	3.33%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed below.

*	Inception date: 9/2/03.

See Historical Performance disclosures on pages 8-9.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	21

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed Wealth Appreciation Strategy

	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,093.30	$5.62	1.08%
Hypothetical**	$1,000	$1,019.49	$5.42	1.08%
Class B
Actual	$1,000	$1,089.50	$9.40	1.81%
Hypothetical**	$1,000	$1,015.86	$9.07	1.81%
Class C
Actual	$1,000	$1,089.60	$9.30	1.79%
Hypothetical**	$1,000	$1,015.96	$8.97	1.79%
Advisor Class
Actual	$1,000	$1,095.10	$4.06	0.78%
Hypothetical**	$1,000	$1,020.98	$3.92	0.78%

22	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Tax-Managed Balanced Wealth Strategy

	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,063.20	$6.16	1.20%
Hypothetical**	$1,000	$1,018.90	$6.02	1.20%
Class B
Actual	$1,000	$1,060.30	$9.78	1.91%
Hypothetical**	$1,000	$1,015.37	$9.57	1.91%
Class C
Actual	$1,000	$1,059.30	$9.78	1.91%
Hypothetical**	$1,000	$1,015.37	$9.57	1.91%
Advisor Class
Actual	$1,000	$1,065.70	$4.67	0.91%
Hypothetical**	$1,000	$1,020.34	$4.57	0.91%

Tax-Managed Conservative Wealth Strategy

	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,042.70	$6.09	1.20%
Hypothetical**	$1,000	$1,018.90	$6.02	1.20%
Class B
Actual	$1,000	$1,038.60	$9.63	1.90%
Hypothetical**	$1,000	$1,015.42	$9.52	1.90%
Class C
Actual	$1,000	$1,039.50	$9.63	1.90%
Hypothetical**	$1,000	$1,015.42	$9.52	1.90%
Advisor Class
Actual	$1,000	$1,044.30	$4.57	0.90%
Hypothetical**	$1,000	$1,020.39	$4.52	0.90%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	23

Fund Expenses

TAX-MANAGED WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $663.3

*	All data are as of February 29, 2012. The Strategy’s security type and sector breakdown are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

24	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $185.9

*	All data are as of February 29, 2012. The Strategy’s security type and sector breakdown are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	25

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

(continued from previous page)

*	All data are as of February 29, 2012. The Strategy’s quality rating distribution is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). A measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization.

26	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $83.5

*	All data are as of February 29, 2012. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	27

Portfolio Summary

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

(continued from previous page)

*	All data are as of February 29, 2012. The Strategy’s quality rating distribution is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). A measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization.

28	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED WEALTH APPRECIATION

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 78.2%
Financials – 14.5%
Capital Markets – 2.0%
Blackstone Group LP	190,626	$2,977,578
Deutsche Bank AG	23,500	1,096,611
Goldman Sachs Group, Inc. (The)	32,705	3,765,653
Legg Mason, Inc.	32,500	890,175
Macquarie Group Ltd.	40,120	1,143,987
Morgan Stanley	96,100	1,781,694
UBS AG(a)	106,899	1,497,081

		13,152,779

Commercial Banks – 5.3%
Australia & New Zealand Banking Group Ltd.	19,800	463,177
Banco Bilbao Vizcaya Argentaria SA	94,549	846,438
Banco do Brasil SA	97,400	1,568,269
Banco Santander Brasil SA/Brazil (ADR)	79,330	847,244
Banco Santander Chile (ADR)	12,150	984,272
Banco Santander SA	99,412	822,900
Barclays PLC	270,160	1,046,140
BB&T Corp.	16,159	472,651
BNP Paribas SA	55,309	2,691,699
CIT Group, Inc.(a)	62,800	2,556,588
HDFC Bank Ltd.	105,170	1,113,764
HSBC Holdings PLC	249,154	2,207,393
Intesa Sanpaolo SpA	725,220	1,413,631
Itau Unibanco Holding SA (ADR)	121,540	2,558,417
KB Financial Group, Inc.	40,920	1,502,618
KBC Groep NV	18,300	430,735
KeyCorp	21,900	177,390
Lloyds Banking Group PLC(a)	1,407,820	783,718
Mitsubishi UFJ Financial Group, Inc.	209,800	1,084,270
National Australia Bank Ltd.	58,530	1,477,526
PNC Financial Services Group, Inc.	12,100	720,192
Regions Financial Corp.	29,000	167,040
Sberbank of Russia (Sponsored ADR)(a)	41,518	568,797
Societe Generale SA	27,614	888,859
Standard Chartered PLC	60,960	1,568,233
Sumitomo Mitsui Financial Group, Inc.	27,700	940,156
Turkiye Is Bankasi – Class C	257,100	609,622
Turkiye Vakiflar Bankasi Tao – Class D	315,876	558,161
US Bancorp	22,900	673,260
Wells Fargo & Co.	105,900	3,313,611

		35,056,771

Consumer Finance – 0.2%
Shriram Transport Finance Co., Ltd.	127,848	1,427,880

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	29

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Financial Services – 2.9%
Bank of America Corp.	234,800	$1,871,356
Citigroup, Inc.	138,000	4,598,160
IG Group Holdings PLC	139,924	984,981
ING Groep NV(a)	141,003	1,242,606
JPMorgan Chase & Co.	231,670	9,090,731
Moody’s Corp.	29,200	1,127,412
ORIX Corp.	6,940	668,840

		19,584,086

Insurance – 2.7%
ACE Ltd.	14,800	1,061,308
Admiral Group PLC	94,960	1,627,044
Aegon NV(a)	143,530	751,159
AIA Group Ltd.	572,200	2,159,845
Allianz SE	12,940	1,569,314
Aviva PLC	78,850	461,446
Berkshire Hathaway, Inc.(a)	10,700	839,415
Chubb Corp. (The)	8,900	604,844
Industrial Alliance Insurance & Financial Services, Inc.	14,320	390,473
Lancashire Holdings Ltd.	51,630	628,113
Legal & General Group PLC	542,590	1,040,935
MetLife, Inc.	22,309	860,012
Muenchener Rueckversicherungs AG	6,280	915,686
Prudential PLC	90,310	1,024,574
Reinsurance Group of America, Inc. – Class A	15,800	911,186
Suncorp Group Ltd.	65,110	569,209
Travelers Cos., Inc. (The)	35,100	2,034,747
XL Group PLC	10,100	210,080

		17,659,390

Real Estate Investment Trusts (REITs) – 0.0%
British Land Co. PLC	5,657	42,226

Real Estate Management & Development – 1.2%
CBRE Group, Inc.(a)	119,756	2,195,127
Daito Trust Construction Co., Ltd.	18,400	1,623,582
Evergrande Real Estate Group Ltd.	522,000	328,914
Hang Lung Group Ltd.	44,000	296,301
Hang Lung Properties Ltd.	756,000	2,854,325
New World Development Co Ltd.	322,252	444,176
Sun Hung Kai Properties Ltd.	17,000	261,281

		8,003,706

Thrifts & Mortgage Finance – 0.2%
Housing Development Finance Corp.	113,940	1,537,872

		96,464,710

30	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 12.1%
Communications Equipment – 1.6%
Cisco Systems, Inc.	222,670	$4,426,679
Motorola Solutions, Inc.	6,900	343,620
QUALCOMM, Inc.	98,565	6,128,772

		10,899,071

Computers & Peripherals – 3.3%
Apple, Inc.(a)	23,190	12,579,184
Dell, Inc.(a)	9,600	166,080
EMC Corp./Massachusetts(a)	113,652	3,147,024
Fujitsu Ltd.	172,000	935,733
Hewlett-Packard Co.	136,100	3,444,691
Pegatron Corp.	123,000	166,468
Seagate Technology PLC	22,690	595,839
Wistron Corp.	334,000	554,249

		21,589,268

Electronic Equipment, Instruments & Components – 0.6%
AU Optronics Corp.	1,927,660	1,035,364
Corning, Inc.	128,600	1,676,944
LG Display Co., Ltd.(a)	59,360	1,562,487

		4,274,795

Internet Software & Services – 1.4%
Baidu, Inc./China (Sponsored ADR)(a)	7,951	1,086,902
Google, Inc. – Class A(a)	11,440	7,072,780
Telecity Group PLC(a)	118,884	1,301,427

		9,461,109

IT Services – 0.3%
Visa, Inc. – Class A	16,950	1,972,471

Office Electronics – 0.1%
Konica Minolta Holdings, Inc.	37,000	313,261

Semiconductors & Semiconductor Equipment – 3.0%
Advanced Semiconductor Engineering, Inc.	1,452,329	1,412,667
Advanced Semiconductor Engineering, Inc. (ADR)	78,700	384,056
Applied Materials, Inc.	149,000	1,823,760
Broadcom Corp. – Class A(a)	73,094	2,715,442
GCL-Poly Energy Holdings Ltd.	1,993,000	678,416
Intel Corp.	108,600	2,919,168
Lam Research Corp.(a)	25,400	1,059,180
Marvell Technology Group Ltd.(a)	183,718	2,755,770
Micron Technology, Inc.(a)	165,800	1,417,590
Powertech Technology, Inc.	91,000	207,915

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	31

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Samsung Electronics Co., Ltd.	2,250	$2,419,567
Samsung Electronics Co., Ltd. (Preference Shares)	3,100	1,939,060
Sumco Corp.(a)	7,400	80,047

		19,812,638

Software – 1.8%
Citrix Systems, Inc.(a)	32,530	2,431,292
Informatica Corp.(a)	9,980	490,617
Intuit, Inc.	33,050	1,911,612
Nintendo Co., Ltd.	1,900	284,001
Oracle Corp.	137,510	4,024,918
Salesforce.com, Inc.(a)	6,210	889,023
SAP AG	12,650	854,040
Temenos Group AG(a)	66,852	1,312,806

		12,198,309

		80,520,922

Consumer Discretionary – 12.1%
Auto Components – 1.3%
BorgWarner, Inc.(a)	24,978	2,069,178
Bridgestone Corp.	46,500	1,121,694
Faurecia	7,200	200,702
GKN PLC	280,770	975,114
Lear Corp.	28,000	1,265,880
Magna International, Inc. – Class A	16,630	792,129
NGK Spark Plug Co., Ltd.	25,000	338,570
Sumitomo Rubber Industries Ltd.	21,600	272,315
TRW Automotive Holdings Corp.(a)	29,500	1,349,330

		8,384,912

Automobiles – 1.5%
Bayerische Motoren Werke AG	8,750	807,939
Dongfeng Motor Group Co., Ltd. – Class H	124,000	240,958
Ford Motor Co.	78,600	973,068
General Motors Co.(a)	77,000	2,003,540
Harley-Davidson, Inc.	22,291	1,038,315
Kia Motors Corp.	4,270	269,214
Mazda Motor Corp.(a)	319,000	530,728
Nissan Motor Co., Ltd.	130,300	1,344,106
Renault SA	24,190	1,276,513
Volkswagen AG (Preference Shares)	7,960	1,486,128

		9,970,509

Distributors – 0.6%
Imperial Holdings Ltd.	13,818	269,727
Li & Fung Ltd.	1,474,000	3,376,331

		3,646,058

32	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Consumer Services – 0.5%
Anhanguera Educacional Participacoes SA	51,000	$670,299
Apollo Group, Inc. – Class A(a)	27,100	1,155,544
Estacio Participacoes SA	148,800	1,804,923

		3,630,766

Hotels, Restaurants & Leisure – 1.2%
Ajisen China Holdings Ltd.	728,000	996,233
Las Vegas Sands Corp.(a)	32,210	1,791,198
MGM Resorts International(a)	87,200	1,200,744
Sands China Ltd.	315,600	1,176,531
Shangri-La Asia Ltd.	162,500	405,382
Starbucks Corp.	48,630	2,361,473

		7,931,561

Household Durables – 0.6%
MRV Engenharia e Participacoes SA	189,500	1,528,359
Newell Rubbermaid, Inc.	40,300	737,490
NVR, Inc.(a)	725	501,700
Sharp Corp./Japan	126,000	890,270
Sony Corp.	25,900	559,021

		4,216,840

Internet & Catalog Retail – 0.4%
Amazon.com, Inc.(a)	13,285	2,387,182
Rakuten, Inc.	394	391,602

		2,778,784

Leisure Equipment & Products – 0.0%
Namco Bandai Holdings, Inc.	20,000	280,722

Media – 3.0%
CBS Corp. – Class B	41,100	1,228,890
Comcast Corp. – Class A	148,170	4,353,235
DIRECTV(a)	24,900	1,153,368
Fairfax Media Ltd.	202,800	172,974
Gannett Co., Inc.	102,400	1,519,616
Informa PLC	48,200	332,061
McGraw-Hill Cos., Inc. (The)	16,300	758,602
Naspers Ltd.	5,030	277,401
News Corp. – Class A	52,400	1,041,188
Time Warner Cable, Inc. – Class A	26,700	2,118,378
Viacom, Inc. – Class B	29,100	1,385,742
Walt Disney Co. (The)	136,715	5,740,663

		20,082,118

Multiline Retail – 0.8%
Dollar General Corp.(a)	33,834	1,423,058
Don Quijote Co., Ltd.	19,900	686,982
Golden Eagle Retail Group Ltd.	682,000	1,678,396

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	33

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Macy’s, Inc.	31,800	$1,207,446

		4,995,882

Specialty Retail – 1.7%
Belle International Holdings Ltd.	932,000	1,522,656
Fast Retailing Co., Ltd.	1,300	269,811
GameStop Corp. – Class A	20,700	471,546
Hennes & Mauritz AB – Class B	67,873	2,443,347
Home Depot, Inc. (The)	14,800	704,036
L’Occitane International SA	187,250	444,034
Limited Brands, Inc.	36,300	1,689,039
Lowe’s Cos., Inc.	34,500	979,110
Nitori Holdings Co., Ltd.	8,200	693,434
Staples, Inc.	16,400	240,424
Yamada Denki Co., Ltd.	25,040	1,629,488

		11,086,925

Textiles, Apparel & Luxury Goods – 0.5%
Cie Financiere Richemont SA	6,040	370,401
PVH Corp.	16,750	1,423,917
Trinity Ltd.	1,692,000	1,332,566
Yue Yuen Industrial Holdings Ltd.	92,500	314,143

		3,441,027

		80,446,104

Energy – 9.9%
Energy Equipment & Services – 2.3%
AMEC PLC	81,130	1,427,127
FMC Technologies, Inc.(a)	32,220	1,624,855
National Oilwell Varco, Inc.	14,350	1,184,305
Saipem SpA	9,570	483,719
Schlumberger Ltd.	83,975	6,517,300
Seadrill Ltd.	17,740	734,586
Technip SA	13,940	1,519,943
Transocean Ltd./Switzerland	32,300	1,722,882

		15,214,717

Oil, Gas & Consumable Fuels – 7.6%
Afren PLC(a)	512,424	1,088,843
Anadarko Petroleum Corp.	40,520	3,408,542
BG Group PLC	130,840	3,157,603
BP PLC	462,590	3,619,577
BP PLC (Sponsored ADR)	50,000	2,358,000
Chevron Corp.	32,600	3,557,312
China Petroleum & Chemical Corp. – Class H	750,000	852,071
Devon Energy Corp.	24,900	1,825,419
ENI SpA	40,200	924,573
EOG Resources, Inc.	29,940	3,408,968
Exxon Mobil Corp.	38,800	3,356,200

34	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Gazprom OAO (Sponsored ADR)	184,120	$2,430,384
JX Holdings, Inc.	131,400	825,597
LUKOIL OAO (London) (Sponsored ADR)	19,270	1,228,463
Marathon Oil Corp.	61,800	2,094,402
Marathon Petroleum Corp.	34,200	1,421,010
Nexen, Inc. (New York)	21,300	434,094
Nexen, Inc. (Toronto)	51,171	1,043,124
Noble Energy, Inc.	39,151	3,823,095
NovaTek OAO (Sponsored GDR)(b)	5,400	783,540
Petroleo Brasileiro SA (Sponsored ADR)	68,440	1,949,856
PTT PCL	50,900	610,497
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	64,879	2,368,102
Suncor Energy, Inc. (New York)	44,810	1,610,471
Total SA	28,400	1,588,711
Valero Energy Corp.	12,600	308,574

		50,077,028

		65,291,745

Health Care – 8.0%
Biotechnology – 0.4%
Gilead Sciences, Inc.(a)	51,330	2,335,515
Vertex Pharmaceuticals, Inc.(a)	11,400	443,688

		2,779,203

Health Care Equipment & Supplies – 0.9%
Covidien PLC	66,900	3,495,525
Stryker Corp.	41,740	2,238,934

		5,734,459

Health Care Providers & Services – 1.6%
Aetna, Inc.	8,800	411,488
Express Scripts, Inc. – Class A(a)	56,240	2,999,279
Health Net, Inc.(a)	23,700	894,438
UnitedHealth Group, Inc.	55,800	3,110,850
WellPoint, Inc.	44,400	2,913,972

		10,330,027

Life Sciences Tools & Services – 0.2%
Illumina, Inc.(a)	26,833	1,375,191

Pharmaceuticals – 4.9%
Allergan, Inc./United States	29,390	2,633,050
Aspen Pharmacare Holdings Ltd.(a)	79,219	1,144,150
AstraZeneca PLC	61,245	2,740,569
AstraZeneca PLC (Sponsored ADR)	52,800	2,370,192
GlaxoSmithKline PLC	47,200	1,043,017
Johnson & Johnson	73,400	4,776,872
Merck & Co., Inc.	92,500	3,530,725
Novartis AG	25,790	1,405,714

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	35

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Novo Nordisk A/S – Class B	11,690	$1,638,678
Otsuka Holdings Co., Ltd.	9,100	256,329
Perrigo Co.	13,340	1,374,821
Pfizer, Inc.	296,400	6,254,040
Roche Holding AG	8,210	1,428,987
Roche Holding AG (Sponsored ADR)	24,000	1,045,920
Shire PLC	26,400	920,740

		32,563,804

		52,782,684

Industrials – 7.5%
Aerospace & Defense – 1.3%
Boeing Co. (The)	45,270	3,392,986
Northrop Grumman Corp.	25,700	1,537,117
Precision Castparts Corp.	22,120	3,703,552
Saab AB	8,000	161,715

		8,795,370

Air Freight & Logistics – 0.8%
Kuehne & Nagel International AG	6,960	917,149
United Parcel Service, Inc. – Class B	53,090	4,082,090

		4,999,239

Airlines – 0.3%
Cathay Pacific Airways Ltd.	101,000	199,868
Delta Air Lines, Inc.(a)	117,000	1,147,770
Deutsche Lufthansa (REG)	54,700	759,650

		2,107,288

Building Products – 0.3%
Asahi Glass Co., Ltd.	132,000	1,191,700
Fortune Brands Home & Security, Inc.(a)	34,900	674,966

		1,866,666

Commercial Services & Supplies – 0.3%
Aggreko PLC	25,479	895,068
Edenred	14,778	393,568
Serco Group PLC	58,236	513,390

		1,802,026

Construction & Engineering – 0.3%
Bouygues SA	44,769	1,418,216
Larsen & Toubro Ltd.	28,470	755,923

		2,174,139

Electrical Equipment – 0.6%
Emerson Electric Co.	33,720	1,696,454
Rockwell Automation, Inc.	15,490	1,238,890
Sumitomo Electric Industries Ltd.	88,500	1,160,099

		4,095,443

36	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 1.8%
Bidvest Group Ltd.	20,400	$475,231
Danaher Corp.	81,858	4,324,558
General Electric Co.	246,900	4,703,445
Jardine Strategic Holdings Ltd.	6,000	182,942
Keppel Corp., Ltd.	125,000	1,100,620
Tyco International Ltd.	26,200	1,357,684

		12,144,480

Machinery – 0.5%
Flowserve Corp.	21,381	2,535,145
IHI Corp.	91,000	231,133
Parker Hannifin Corp.	4,200	377,202

		3,143,480

Marine – 0.0%
AP Moeller – Maersk A/S (Line of B Shares)	33	265,385

Professional Services – 1.0%
Bureau Veritas SA	16,999	1,400,959
Capita PLC	182,010	2,216,636
Experian PLC	34,790	521,962
Intertek Group PLC	65,661	2,412,735

		6,552,292

Road & Rail – 0.2%
Localiza Rent a Car SA	62,900	1,161,851

Trading Companies & Distributors – 0.1%
Mitsubishi Corp.	27,000	663,532

		49,771,191

Consumer Staples – 5.7%
Beverages – 0.6%
Anheuser-Busch InBev NV	28,488	1,913,857
Asahi Group Holdings Ltd.	27,600	604,634
Constellation Brands, Inc. – Class A(a)	73,300	1,600,872

		4,119,363

Food & Staples Retailing – 1.6%
CVS Caremark Corp.	31,200	1,407,120
Delhaize Group SA	9,217	506,311
Jeronimo Martins SGPS SA(a)	92,627	1,705,400
Koninklijke Ahold NV	79,870	1,102,921
Kroger Co. (The)	99,500	2,367,105
Olam International Ltd.	1,768,105	3,346,763

		10,435,620

Food Products – 0.9%
Archer-Daniels-Midland Co.	15,500	483,600
ConAgra Foods, Inc.	33,300	874,125

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	37

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

General Mills, Inc.	65,350	$2,503,559
Hershey Co. (The)	22,710	1,378,497
Nestle SA	4,230	258,600
Tyson Foods Inc – Class A	30,600	578,646

		6,077,027

Household Products – 0.6%
Procter & Gamble Co. (The)	53,000	3,578,560

Personal Products – 0.2%
Natura Cosmeticos SA	45,700	1,077,533

Tobacco – 1.8%
Altria Group, Inc.	64,200	1,932,420
British American Tobacco PLC	48,670	2,454,936
Imperial Tobacco Group PLC	26,561	1,051,733
Japan Tobacco, Inc.	483	2,565,925
KT&G Corp.	21,390	1,399,583
Lorillard, Inc.	16,100	2,110,388
Philip Morris International, Inc.	5,400	451,008
Reynolds American, Inc.	5,300	222,229

		12,188,222

		37,476,325

Materials – 4.7%
Chemicals – 2.4%
Agrium, Inc. (Toronto)	9,480	806,535
Air Water, Inc.	10,000	130,658
DIC Corp.	111,000	229,855
Dow Chemical Co. (The)	55,030	1,844,055
Filtrona PLC	70,690	505,435
Koninklijke DSM NV	27,254	1,514,226
LyondellBasell Industries NV	31,800	1,373,124
Mitsubishi Gas Chemical Co., Inc.	51,000	323,720
Monsanto Co.	41,977	3,248,180
OCI Co., Ltd.	3,100	740,764
Orica Ltd.	27,907	811,632
Potash Corp. of Saskatchewan, Inc.	86,016	4,004,045
Ube Industries Ltd./Japan	81,000	234,915

		15,767,144

Construction Materials – 0.0%
Taiheiyo Cement Corp.	110,000	234,006

Metals & Mining – 2.3%
Anglo American PLC	15,940	671,946
ArcelorMittal (Euronext Amsterdam)	13,920	293,388
BHP Billiton PLC	32,160	1,040,141
Exxaro Resources Ltd.	12,850	358,895
Freeport-McMoRan Copper & Gold, Inc.	49,320	2,099,059

38	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

JFE Holdings, Inc.	18,300	$395,831
KGHM Polska Miedz SA	19,410	923,178
Kinross Gold Corp.	52,310	578,902
New Gold, Inc.(a)	15,275	178,462
Newcrest Mining Ltd.	13,620	486,087
OneSteel Ltd.	194,200	219,410
Randgold Resources Ltd.	4,020	460,409
Rio Tinto PLC	61,040	3,462,760
ThyssenKrupp AG	38,800	1,047,029
Vale SA (Sponsored ADR) (Local Preference Shares)	102,880	2,528,791
Xstrata PLC	28,860	550,907

		15,295,195

		31,296,345

Telecommunication Services – 1.9%
Diversified Telecommunication Services – 1.5%
AT&T, Inc.	93,400	2,857,106
CenturyLink, Inc.	73,600	2,962,400
Chorus Ltd.(a)	1,632	4,446
Nippon Telegraph & Telephone Corp.	45,300	2,132,379
Telecom Italia SpA (ordinary shares)	1,224,770	1,406,972
Telecom Italia SpA (savings shares)	228,800	215,473
Vivendi SA	30,250	648,388

		10,227,164

Wireless Telecommunication Services – 0.4%
China Mobile Ltd.	30,000	319,306
NTT DoCoMo, Inc.	114	194,453
Vodafone Group PLC	653,600	1,760,745

		2,274,504

		12,501,668

Utilities – 1.8%
Electric Utilities – 0.8%
American Electric Power Co., Inc.	27,800	1,045,558
E.ON AG	41,040	940,852
Edison International	10,200	427,074
EDP – Energias de Portugal SA	244,110	709,526
Great Plains Energy, Inc.	40,700	805,046
NV Energy, Inc.	76,600	1,201,088

		5,129,144

Gas Utilities – 0.3%
Atmos Energy Corp.	26,400	811,272
Gas Natural SDG SA	63,240	1,069,491
UGI Corp.	16,100	454,825

		2,335,588

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	39

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Multi-Utilities – 0.7%
CenterPoint Energy, Inc.	52,400	$1,021,276
CMS Energy Corp.	15,200	325,432
DTE Energy Co.	23,400	1,263,366
National Grid PLC	62,270	634,197
NiSource, Inc.	24,400	585,600
Public Service Enterprise Group, Inc.	11,600	357,048
TECO Energy, Inc.	25,600	459,520

		4,646,439

		12,111,171

Total Common Stocks (cost $445,384,444)		518,662,865

INVESTMENT COMPANIES – 20.0%
Funds and Investment Trusts – 20.0%
Volatility Management Portfolio (cost $129,569,336)	12,597,379	132,524,426

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $9,875,367)	9,875,367	9,875,367

Total Investments – 99.7% (cost $584,829,147)		661,062,658
Other assets less liabilities – 0.3%		2,242,753

Net Assets – 100.0%		$663,305,411

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	31	March 2012	$983,577	$1,036,662	$53,085

40	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale: Brazilian Real settling 5/03/12	1,621	$919,091	$930,301	$11,210
Japanese Yen settling 5/15/12	34,878	456,162	429,341	(26,821)
Singapore Dollar settling 5/15/12	474	380,648	379,048	(1,600)
Citibank NA: Australian Dollar settling 5/15/12	767	821,285	815,682	(5,603)
Australian Dollar settling 5/15/12	2,318	2,482,056	2,465,125	(16,931)
Swiss Franc settling 5/15/12	1,738	1,906,233	1,922,732	16,499
Credit Suisse London Branch (GFX): Australian Dollar settling 5/15/12	4,373	4,618,675	4,650,558	31,883
Great British Pound settling 5/15/12	690	1,085,957	1,097,133	11,176
Deutsche Bank AG London: Norwegian Krone settling 5/15/12	29,879	5,163,035	5,329,019	165,984
HSBC BankUSA: Norwegian Krone settling 5/15/12	3,338	551,923	595,344	43,421
Norwegian Krone settling 5/15/12	3,991	713,660	711,808	(1,852)
Royal Bank of Scotland PLC: Canadian Dollar settling 5/15/12	1,533	1,548,798	1,546,758	(2,040)
Swedish Krona settling 5/15/12	7,854	1,171,277	1,183,584	12,307
Standard Chartered Bank: Singapore Dollar settling 5/15/12	816	654,030	652,538	(1,492)
State Street Bank and Trust Co.: Great British Pound settling 5/15/12	820	1,300,438	1,303,838	3,400
UBS AG: Australian Dollar settling 5/15/12	4,118	4,225,467	4,379,373	153,906
Canadian Dollar settling 5/15/12	6,410	6,262,304	6,467,528	205,224
Japanese Yen settling 5/15/12	533,797	6,948,356	6,570,933	(377,423)
Swedish Krona settling 5/15/12	26,961	4,036,380	4,062,976	26,596
Westpac Banking Corp.: New Zealand Dollar settling 5/15/12	1,121	888,771	930,584	41,813
New Zealand Dollar settling 5/15/12	5,162	4,244,455	4,285,173	40,718

Sale Contracts
Bank of America NA: Canadian Dollar settling 5/15/12	3,203	3,189,651	3,231,745	(42,094)
Canadian Dollar settling 5/15/12	3,288	3,274,297	3,317,508	(43,211)
Barclays Bank PLC Wholesale: Euro settling 5/15/12	4,837	6,167,030	6,446,521	(279,491)
Hong Kong Dollar settling 5/15/12	5,013	646,303	646,429	(126)
Indian Rupee settling 5/15/12(1)	31,280	624,663	625,456	(793)
Japanese Yen settling 5/15/12	291,515	3,597,596	3,588,491	9,105
Citibank NA: Canadian Dollar settling 5/15/12	383	382,281	386,437	(4,156)
Euro settling 5/15/12	795	1,044,117	1,059,538	(15,421)
Credit Suisse London Branch (GFX): Japanese Yen settling 5/15/12	175,663	2,289,479	2,162,376	127,103
Norwegian Krone settling 5/15/12	3,338	577,745	595,344	(17,599)
Deutsche Bank AG London: Euro settling 5/15/12	4,231	5,580,266	5,638,873	(58,607)
Goldman Sachs International: Euro settling 5/15/12	5,116	6,776,551	6,818,358	(41,807)
Great British Pound settling 5/15/12	1,698	2,618,995	2,699,899	(80,904)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	41

Tax-Managed Wealth Appreciation—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
HSBC BankUSA: Brazilian Real settling 5/03/12	3,398	$1,910,277	$1,950,130	$(39,853)
Hong Kong Dollar settling 5/15/12	34,098	4,397,983	4,396,954	1,029
Hong Kong Dollar settling 5/15/12	6,960	897,497	897,495	2
Royal Bank of Scotland PLC: Great British Pound settling 5/15/12	621	989,216	987,419	1,797
Standard Chartered Bank: Hong Kong Dollar settling 5/15/12	3,150	406,218	406,194	24
State Street Bank and Trust Co.: Great British Pound settling 5/15/12	1,673	2,653,211	2,660,148	(6,937)
UBS AG: Japanese Yen settling 5/15/12	155,587	2,025,253	1,915,245	110,008
Swiss Franc settling 5/15/12	1,175	1,281,387	1,299,890	(18,503)
Swiss Franc settling 5/15/12	1,738	1,895,362	1,922,731	(27,369)

				$(97,428)

(1)	Contract represents a non-deliverable forward where payment is received from or paid to a counterparty based on the net realized gain/loss on settlement date.

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2012, the market value of this security amounted to $783,540 or 0.1% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

REG – Registered Shares

See notes to financial statements.

42	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

TAX-MANAGED BALANCED WEALTH

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 52.9%
Long-Term Municipal Bonds – 48.8%
Alabama – 7.1%
Alabama Pub Sch & Clg Auth NPFGC-RE 5.00%, 12/01/21	$1,700	$1,795,081
Series 2010A 5.00%, 5/01/18	2,040	2,470,318
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/25	3,980	4,520,126
Jefferson Cnty AL Swr FGIC 5.25%, 2/01/24 (Pre-refunded/ETM)	1,595	1,627,171
5.125%, 2/01/42 (Pre-refunded/ETM)	1,650	1,682,439
FGIC Series 02 5.00%, 2/01/41 (Pre-refunded/ETM)	1,100	1,119,932

		13,215,067

Arizona – 2.0%
Arizona Hlth Fac Auth (Phoenix Children’s Hospital) 1.16%, 2/01/42(a)	785	731,683
Arizona Trnsp Brd Hwy Series 2011A 5.00%, 7/01/25	2,100	2,518,635
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	40	39,770
Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	350	367,308

		3,657,396

California – 5.4%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/20	1,905	2,368,696
California Econ Recovery (California Econ Rec Spl Tax) Series A 5.00%, 7/01/20	2,450	2,966,827
California GO 5.00%, 3/01/16	2,225	2,567,450
California Infra & Eco Dev BK (J Paul Getty Trust) Series 2010A-2 0.07%, 10/01/47(b)	1,750	1,750,000

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	43

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/23	$365	$438,208

		10,091,181

Colorado – 0.2%
PV Wtr & San Met Dist CO Series 06 Zero Coupon, 12/15/17(c)(d)	710	248,500
Todd Creek Farms Met Dist #1 CO 5.60%, 12/01/14(c)	260	143,000

		391,500

District of Columbia – 0.8%
District of Columbia GO AMBAC Series 2007 5.25%, 6/01/18	1,200	1,469,436

Florida – 6.1%
Citizens Ppty Ins Corp. FL NPFGC Series A 5.00%, 3/01/15-3/01/16	4,000	4,409,360
Dade Cnty FL SD GO NPFGC Series 94 5.00%, 8/01/12	1,100	1,120,702
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(c)(d)	105	31,500
Lake Ashton II CDD FL Series B 4.875%, 11/01/10(c)(d)	100	80,000
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	245	246,548
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(c)	15	15,245
Series 2010A-2 6.125%, 5/01/35(c)(e)	35	26,983
Series 2010B 5.125%, 5/01/17(c)(e)	75	66,432
Series 4B 5.125%, 5/01/09(c)(f)	25	0
Palm Beach Cnty FL Sch Brd COP NPFGC-RE 5.00%, 8/01/13	1,030	1,095,889
Parkway Center CDD FL Series B 5.625%, 5/01/14	125	111,286

44	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sarasota Cnty FL Sch Brd COP 5.00%, 7/01/22	$1,165	$1,340,985
Tampa Bay Reg Wtr Supply Auth FL Series 2011A 5.00%, 10/01/23	1,380	1,698,476
Verano CDD FL Series B 5.00%, 11/01/13	630	589,617
Villages of Westport CDD FL Series 05A 5.125%, 5/01/15	105	94,554
Waterset North CDD FL Series B 6.55%, 11/01/15	485	334,820

		11,262,397

Guam – 0.1%
Guam Wtrworks Auth Series 05 5.00%, 7/01/13	225	230,045

Illinois – 5.3%
Cook Cnty IL GO 5.00%, 11/15/25	3,755	4,276,532
Illinois Finance Auth (Northwestern Univ) 1.75%, 12/01/34	3,605	3,703,020
Illinois GO NPFGC-RE 5.00%, 4/01/15	1,545	1,704,305
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	100	100,027

		9,783,884

Indiana – 1.2%
Indiana Bond Bank Gas (JP Morgan Chase) Series A 5.25%, 10/15/19	1,945	2,198,356

Louisiana – 0.6%
Morehouse Parish LA PCR (International Paper Co.) Series A 5.25%, 11/15/13	1,000	1,064,400

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	45

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nevada – 0.1%
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(c)	$35	$27,760
Las Vegas NV SID #607 (Las Vegas NV SID #607 Providence) 5.35%, 6/01/12	245	245,392

		273,152

New Jersey – 1.0%
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) AMBAC Series A 5.50%, 12/15/13	1,775	1,928,555

New York – 0.7%
New York NY GO Series 04G 5.00%, 8/01/12	1,315	1,341,116

North Carolina – 0.5%
North Carolina Eastern Mun Pwr Agy Series A 5.00%, 1/01/15	785	874,247

Ohio – 1.6%
Cleveland OH Mun SD GO AGM 5.25%, 12/01/19	1,000	1,082,010
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp Llc) Series A 7.00%, 8/01/21(c)(f)	230	195,567
Ohio Wtr Dev Auth (Cleveland Electric Illum) Series 2008C 7.25%, 11/01/32	1,620	1,675,047

		2,952,624

Pennsylvania – 0.2%
Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	145	146,315
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 4.60%, 7/01/15(c)	205	197,706

		344,021

46	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 4.8%
Puerto Rico Elec Pwr Auth Series 2010ZZ 5.25%, 7/01/18	$2,300	$2,664,757
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/14	2,820	3,074,167
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/23	2,750	3,195,500

		8,934,424

South Carolina – 1.4%
South Carolina Pub Svc Auth AGM 5.00%, 1/01/14	2,450	2,657,686

Texas – 8.5%
Austin TX Utils Sys AGM 5.00%, 11/15/13	3,945	4,259,535
Houston TX Arpt Sys Series 2009 A 5.00%, 7/01/21-7/01/22	2,815	3,217,774
Houston TX GO NPFGC 5.00%, 3/01/15	3,300	3,729,462
Lower Neches Valley Auth TX (Exxon Mobil Corp.) 0.06%, 11/01/51(b)	1,250	1,250,000
Texas A & M Univ Series 2009 D 5.00%, 5/15/18	2,765	3,412,701

		15,869,472

Washington – 1.2%
Chelan Cnty WA PUD #1 Series 2011B 5.50%, 7/01/24	1,815	2,144,277

Total Long-Term Municipal Bonds (cost $85,582,441)		90,683,236

Short-Term Municipal Notes – 4.1%
Louisiana – 0.6%
East Baton Rouge Parish LA (Exxon Mobil Corp.) 0.06%, 11/01/19(b)	1,145	1,145,000

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	47

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Mississippi – 2.8%
Mississippi Business Fin Corp. (Chevron USA, Inc.) 0.08%, 11/01/35(b)	$3,100	$3,100,000
Series 2009A 0.07%, 12/01/30(b)	2,170	2,170,000

		5,270,000

Texas – 0.7%
Houston TX HGR ED Fin Corp. (Rice University) Series 2008B 0.07%, 5/15/48(b)	400	400,000
Lower Neches Valley Auth TX (Exxon Mobil Corp.) 0.06%, 11/01/51(b)	850	850,000

		1,250,000

Total Short-Term Municipal Notes (cost $7,665,000)		7,665,000

Total Municipal Obligations (cost $93,247,441)		98,348,236

	Shares
COMMON STOCKS – 31.6%
Financials – 5.7%
Capital Markets – 0.8%
Blackstone Group LP	21,149	330,347
Deutsche Bank AG	2,440	113,861
Goldman Sachs Group, Inc. (The)	3,835	441,562
Legg Mason, Inc.	3,200	87,648
Macquarie Group Ltd.	4,890	139,434
Morgan Stanley	9,900	183,546
UBS AG(g)	13,203	184,903

		1,481,301

Commercial Banks – 1.9%
Banco Bilbao Vizcaya Argentaria SA	11,072	99,121
Banco do Brasil SA	11,200	180,335
Banco Santander Brasil SA/Brazil (ADR)	3,230	34,496
Banco Santander Chile (ADR)	740	59,947
Banco Santander SA	11,428	94,598
Barclays PLC	26,820	103,855
BNP Paribas SA	6,074	295,601
CIT Group, Inc.(g)	7,400	301,254
HDFC Bank Ltd.	11,590	122,740
HSBC Holdings PLC	26,790	237,347

48	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Intesa Sanpaolo SpA	82,390	$160,598
Itau Unibanco Holding SA (ADR)	13,650	287,332
KB Financial Group, Inc.	4,898	179,859
KBC Groep NV	1,970	46,369
Lloyds Banking Group PLC(g)	151,530	84,355
Mitsubishi UFJ Financial Group, Inc.	20,800	107,497
National Australia Bank Ltd.	6,800	171,659
PNC Financial Services Group, Inc.	800	47,616
Regions Financial Corp.	6,200	35,712
Sberbank of Russia (Sponsored ADR)(g)	4,718	64,636
Societe Generale SA	3,175	102,199
Standard Chartered PLC	5,850	150,495
Sumitomo Mitsui Financial Group, Inc.	3,700	125,580
Turkiye Is Bankasi – Class C	24,750	58,686
Turkiye Vakiflar Bankasi Tao – Class D	28,000	49,477
Wells Fargo & Co.	13,300	416,157

		3,617,521

Consumer Finance – 0.1%
Shriram Transport Finance Co., Ltd.	10,820	120,844

Diversified Financial Services – 1.2%
Bank of America Corp.	14,100	112,377
Citigroup, Inc.	16,200	539,784
IG Group Holdings PLC	17,052	120,036
ING Groep NV(g)	19,314	170,207
JPMorgan Chase & Co.	27,415	1,075,764
Moody’s Corp.	3,800	146,718
ORIX Corp.	910	87,701

		2,252,587

Insurance – 1.1%
ACE Ltd.	2,300	164,933
Admiral Group PLC	11,690	200,296
Aegon NV(g)	15,900	83,212
AIA Group Ltd.	64,600	243,841
Allianz SE	1,410	171,000
Aviva PLC	7,940	46,467
Berkshire Hathaway, Inc.(g)	1,200	94,140
Chubb Corp. (The)	1,400	95,144
Industrial Alliance Insurance & Financial Services, Inc.	1,930	52,627
Lancashire Holdings Ltd.	5,470	66,546
Legal & General Group PLC	71,980	138,090
MetLife, Inc.	2,124	81,880
Muenchener Rueckversicherungs AG	730	106,441
Prudential PLC	10,070	114,245
Suncorp Group Ltd.	8,020	70,113
Travelers Cos., Inc. (The)	4,200	243,474
XL Group PLC	1,600	33,280

		2,005,729

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	49

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 0.5%
CBRE Group, Inc.(g)	14,022	$257,023
Daito Trust Construction Co., Ltd.	2,000	176,476
Evergrande Real Estate Group Ltd.	75,000	47,258
Hang Lung Group Ltd.	6,200	41,752
Hang Lung Properties Ltd.	77,000	290,718
New World Development Co., Ltd.	36,523	50,342

		863,569

Thrifts & Mortgage Finance – 0.1%
Housing Development Finance Corp.	13,480	181,943

		10,523,494

Information Technology – 5.1%
Communications Equipment – 0.7%
Cisco Systems, Inc.	28,520	566,978
Motorola Solutions, Inc.	850	42,330
QUALCOMM, Inc.	11,345	705,432

		1,314,740

Computers & Peripherals – 1.3%
Apple, Inc.(g)	2,600	1,410,344
Dell, Inc.(g)	1,200	20,760
EMC Corp./Massachusetts(g)	13,445	372,292
Fujitsu Ltd.	20,000	108,806
Hewlett-Packard Co.	14,700	372,057
Pegatron Corp.	18,000	24,361
Quanta Computer, Inc.	9,000	22,158
Seagate Technology PLC	3,400	89,284
Wistron Corp.	36,000	59,740

		2,479,802

Electronic Equipment, Instruments & Components – 0.3%
AU Optronics Corp.	223,070	119,813
Corning, Inc.	15,300	199,512
LG Display Co., Ltd.(g)	7,440	195,837

		515,162

Internet Software & Services – 0.6%
Baidu, Inc./China (Sponsored ADR)(g)	940	128,498
Google, Inc. – Class A(g)	1,335	825,364
Telecity Group PLC(g)	13,940	152,601

		1,106,463

IT Services – 0.1%
Visa, Inc. – Class A	1,945	226,340

Office Electronics – 0.0%
Konica Minolta Holdings, Inc.	4,500	38,099

50	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 1.3%
Advanced Semiconductor Engineering, Inc.	155,974	$151,715
Advanced Semiconductor Engineering, Inc. (ADR)	12,600	61,488
Applied Materials, Inc.	19,400	237,456
Broadcom Corp. – Class A(g)	8,836	328,257
GCL-Poly Energy Holdings Ltd.	232,000	78,973
Intel Corp.	15,000	403,200
Lam Research Corp.(g)	3,400	141,780
Marvell Technology Group Ltd.(g)	20,583	308,745
Micron Technology, Inc.(g)	21,400	182,970
Samsung Electronics Co., Ltd.	260	279,594
Samsung Electronics Co., Ltd. (Preference Shares)	380	237,691
Sumco Corp.(g)	2,700	29,206

		2,441,075

Software – 0.8%
Citrix Systems, Inc.(g)	3,605	269,438
Informatica Corp.(g)	1,170	57,517
Intuit, Inc.	3,810	220,370
Microsoft Corp.	1,200	38,088
Nintendo Co., Ltd.	300	44,842
Oracle Corp.	14,450	422,952
Salesforce.com, Inc.(g)	770	110,233
SAP AG	1,440	97,219
Temenos Group AG(g)	8,232	161,656

		1,422,315

		9,543,996

Consumer Discretionary – 5.0%
Auto Components – 0.5%
BorgWarner, Inc.(g)	2,908	240,899
Bridgestone Corp.	5,300	127,849
Faurecia	1,509	42,064
GKN PLC	29,550	102,627
Lear Corp.	3,600	162,756
Magna International, Inc. – Class A	2,000	95,265
Sumitomo Rubber Industries Ltd.	2,800	35,300
TRW Automotive Holdings Corp.(g)	3,300	150,942

		957,702

Automobiles – 0.6%
Bayerische Motoren Werke AG	940	86,796
Dongfeng Motor Group Co., Ltd. – Class H	16,000	31,091
Ford Motor Co.	10,000	123,800
General Motors Co.(g)	8,800	228,976
Harley-Davidson, Inc.	2,552	118,872

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	51

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Kia Motors Corp.	870	$54,852
Mazda Motor Corp.(g)	38,000	63,221
Nissan Motor Co., Ltd.	14,400	148,543
Renault SA	2,700	142,480
Volkswagen AG (Preference Shares)	890	166,162

		1,164,793

Distributors – 0.3%
Imperial Holdings Ltd.	2,060	40,211
Li & Fung Ltd.	170,000	389,401

		429,612

Diversified Consumer Services – 0.2%
Anhanguera Educacional Participacoes SA	5,900	77,544
Apollo Group, Inc. – Class A(g)	2,700	115,128
Estacio Participacoes SA	16,400	198,930

		391,602

Hotels, Restaurants & Leisure – 0.5%
Ajisen China Holdings Ltd.	88,000	120,424
Las Vegas Sands Corp.(g)	3,760	209,094
MGM Resorts International(g)	12,400	170,748
Sands China Ltd.	35,600	132,714
Shangri-La Asia Ltd.	23,833	59,455
Starbucks Corp.	5,600	271,936

		964,371

Household Durables – 0.3%
MRV Engenharia e Participacoes SA	22,100	178,242
Newell Rubbermaid, Inc.	4,400	80,520
NVR, Inc.(g)	100	69,200
Sharp Corp./Japan	16,000	113,050
Sony Corp.	4,000	86,335

		527,347

Internet & Catalog Retail – 0.2%
Amazon.com, Inc.(g)	1,645	295,590
Rakuten, Inc.	54	53,671

		349,261

Media – 1.2%
CBS Corp. – Class B	5,300	158,470
Comcast Corp. – Class A	16,320	479,482
DIRECTV(g)	2,900	134,328
Fairfax Media Ltd.	38,970	33,239
Gannett Co., Inc.	13,100	194,404
McGraw-Hill Cos., Inc. (The)	2,100	97,734
Naspers Ltd.	570	31,435
News Corp. – Class A	6,800	135,116
Time Warner Cable, Inc. – Class A	3,200	253,888
Viacom, Inc. – Class B	3,900	185,718
Walt Disney Co. (The)	13,080	549,229

		2,253,043

52	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 0.4%
Dollar General Corp.(g)	3,999	$168,198
Don Quijote Co., Ltd.	2,500	86,304
Golden Eagle Retail Group Ltd.	88,000	216,567
Macy’s, Inc.	4,200	159,474

		630,543

Specialty Retail – 0.6%
Belle International Holdings Ltd.	115,000	187,881
Fast Retailing Co., Ltd.	100	20,755
GameStop Corp. – Class A	2,700	61,506
Hennes & Mauritz AB – Class B	7,524	270,855
Home Depot, Inc. (The)	1,100	52,327
L’Occitane International SA	27,500	65,212
Limited Brands, Inc.	2,500	116,325
Lowe’s Cos., Inc.	3,700	105,006
Nitori Holdings Co., Ltd.	1,000	84,565
Yamada Denki Co., Ltd.	3,080	200,432

		1,164,864

Textiles, Apparel & Luxury Goods – 0.2%
Cie Financiere Richemont SA	740	45,380
PVH Corp.	1,959	166,535
Trinity Ltd.	198,000	155,939
Yue Yuen Industrial Holdings Ltd.	15,000	50,942

		418,796

		9,251,934

Energy – 4.1%
Energy Equipment & Services – 0.9%
AMEC PLC	9,221	162,203
FMC Technologies, Inc.(g)	3,740	188,608
National Oilwell Varco, Inc.	1,670	137,825
Saipem SpA	1,240	62,676
Schlumberger Ltd.	10,040	779,205
Seadrill Ltd.	2,080	86,130
Technip SA	1,646	179,471
Transocean Ltd./Switzerland	3,700	197,358

		1,793,476

Oil, Gas & Consumable Fuels – 3.2%
Afren PLC(g)	54,656	116,138
Anadarko Petroleum Corp.	4,965	417,656
BG Group PLC	14,710	355,001
BP PLC	53,760	420,650
BP PLC (Sponsored ADR)	5,900	278,244
Chevron Corp.	4,000	436,480
China Petroleum & Chemical Corp. – Class H	96,000	109,065
Devon Energy Corp.	3,000	219,930
ENI SpA	5,610	129,026

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	53

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

EOG Resources, Inc.	3,550	$404,203
Exxon Mobil Corp.	4,200	363,300
Gazprom OAO (Sponsored ADR)	20,960	276,672
JX Holdings, Inc.	16,100	101,158
LUKOIL OAO (London) (Sponsored ADR)	2,240	142,800
Marathon Oil Corp.	7,250	245,702
Marathon Petroleum Corp.	4,200	174,510
Nexen, Inc. (New York)	3,000	61,140
Nexen, Inc. (Toronto)	5,504	112,199
Noble Energy, Inc.	4,661	455,147
NovaTek OAO (Sponsored GDR)(h)	670	97,217
Petroleo Brasileiro SA (Sponsored ADR)	7,520	214,245
PTT PCL	7,500	89,955
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	7,430	271,197
Suncor Energy, Inc. (New York)	5,520	198,389
Total SA	3,190	178,450
Valero Energy Corp.	1,900	46,531

		5,915,005

		7,708,481

Health Care – 3.2%
Biotechnology – 0.2%
Gilead Sciences, Inc.(g)	5,930	269,815
Vertex Pharmaceuticals, Inc.(g)	1,600	62,272

		332,087

Health Care Equipment & Supplies – 0.3%
Covidien PLC	7,650	399,713
Stryker Corp.	4,950	265,518

		665,231

Health Care Providers & Services – 0.6%
Aetna, Inc.	1,100	51,436
Express Scripts, Inc. – Class A(g)	5,730	305,581
Health Net, Inc.(g)	3,400	128,316
UnitedHealth Group, Inc.	6,300	351,225
WellPoint, Inc.	5,050	331,431

		1,167,989

Life Sciences Tools & Services – 0.1%
Illumina, Inc.(g)	3,132	160,515

Pharmaceuticals – 2.0%
Allergan, Inc./United States	3,395	304,158
Aspen Pharmacare Holdings Ltd.(g)	8,764	126,577
AstraZeneca PLC	7,360	329,343
AstraZeneca PLC (Sponsored ADR)	6,000	269,340
GlaxoSmithKline PLC	5,740	126,842
Johnson & Johnson	8,800	572,704

54	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Merck & Co., Inc.	8,800	$335,896
Novartis AG	2,890	157,523
Novo Nordisk A/S – Class B	1,320	185,035
Perrigo Co.	1,490	153,559
Pfizer, Inc.	33,800	713,180
Roche Holding AG	940	163,611
Roche Holding AG (Sponsored ADR)	2,300	100,234
Shire PLC	2,960	103,234

		3,641,236

		5,967,058

Industrials – 3.0%
Aerospace & Defense – 0.5%
Boeing Co. (The)	4,160	311,792
Northrop Grumman Corp.	2,800	167,468
Precision Castparts Corp.	2,575	431,132

		910,392

Air Freight & Logistics – 0.3%
Kuehne & Nagel International AG	808	106,473
United Parcel Service, Inc. – Class B	6,065	466,338

		572,811

Airlines – 0.1%
Delta Air Lines, Inc.(g)	15,400	151,074
Deutsche Lufthansa (REG)	5,700	79,159

		230,233

Building Products – 0.1%
Asahi Glass Co., Ltd.	14,000	126,393
Fortune Brands Home & Security, Inc.(g)	3,400	65,756

		192,149

Commercial Services & Supplies – 0.1%
Aggreko PLC	3,037	106,689
Edenred	2,418	64,396
Serco Group PLC	6,843	60,326

		231,411

Construction & Engineering – 0.1%
Bouygues SA	5,062	160,357
Larsen & Toubro Ltd.	3,210	85,230

		245,587

Electrical Equipment – 0.3%
Emerson Electric Co.	3,920	197,215
Rockwell Automation, Inc.	1,910	152,762
Sumitomo Electric Industries Ltd.	9,900	129,774

		479,751

Industrial Conglomerates – 0.8%
Danaher Corp.	9,586	506,429

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	55

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

General Electric Co.	30,400	$579,120
Keppel Corp., Ltd.	14,800	130,313
Tyco International Ltd.	3,400	176,188

		1,392,050

Machinery – 0.2%
Flowserve Corp.	2,501	296,544
IHI Corp.	14,000	35,559

		332,103

Professional Services – 0.4%
Bureau Veritas SA	1,903	156,834
Capita PLC	19,990	243,451
Experian PLC	3,910	58,663
Intertek Group PLC	7,505	275,774

		734,722

Road & Rail – 0.1%
Localiza Rent a Car SA	7,300	134,841

Trading Companies & Distributors – 0.0%
Mitsubishi Corp.	3,300	81,098

		5,537,148

Consumer Staples – 2.2%
Beverages – 0.2%
Anheuser-Busch InBev NV	3,161	212,360
Asahi Group Holdings Ltd.	3,600	78,865
Constellation Brands, Inc. – Class A(g)	8,500	185,640

		476,865

Food & Staples Retailing – 0.5%
Delhaize Group SA	1,500	82,398
Jeronimo Martins SGPS SA(g)	9,500	174,909
Koninklijke Ahold NV	8,680	119,862
Kroger Co. (The)	11,700	278,343
Olam International Ltd.	206,136	390,185

		1,045,697

Food Products – 0.4%
Archer-Daniels-Midland Co.	1,900	59,280
ConAgra Foods, Inc.	4,150	108,938
General Mills, Inc.	6,480	248,249
Hershey Co. (The)	2,670	162,069
Nestle SA	640	39,126
Tyson Foods Inc – Class A	3,300	62,403

		680,065

Household Products – 0.2%
Procter & Gamble Co. (The)	4,800	324,096

Personal Products – 0.1%
Natura Cosmeticos SA	5,000	117,892

56	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 0.8%
Altria Group, Inc.	8,400	$252,840
British American Tobacco PLC	5,389	271,824
Imperial Tobacco Group PLC	3,110	123,146
Japan Tobacco, Inc.	53	281,561
KT&G Corp.	2,220	145,258
Lorillard, Inc.	2,100	275,268
Philip Morris International, Inc.	700	58,464
Reynolds American, Inc.	650	27,255

		1,435,616

		4,080,231

Materials – 1.9%
Chemicals – 1.0%
Agrium, Inc. (Toronto)	1,180	100,391
DIC Corp.	18,000	37,274
Dow Chemical Co. (The)	6,170	206,757
Filtrona PLC	7,550	53,982
Koninklijke DSM NV	3,023	167,957
LyondellBasell Industries NV	4,100	177,038
Mitsubishi Gas Chemical Co., Inc.	5,000	31,737
Monsanto Co.	4,902	379,317
OCI Co., Ltd.	390	93,193
Orica Ltd.	3,400	98,884
Potash Corp. of Saskatchewan, Inc.	10,238	476,579
Ube Industries Ltd./Japan	5,000	14,501

		1,837,610

Metals & Mining – 0.9%
Anglo American PLC	2,090	88,103
BHP Billiton PLC	3,616	116,951
Exxaro Resources Ltd.	1,990	55,580
Freeport-McMoRan Copper & Gold, Inc.	5,780	245,997
KGHM Polska Miedz SA	2,050	97,502
Kinross Gold Corp.	5,200	57,547
New Gold, Inc.(g)	3,441	40,202
Newcrest Mining Ltd.	1,810	64,598
OneSteel Ltd.	15,600	17,625
Randgold Resources Ltd.	530	60,701
Rio Tinto PLC	7,196	408,225
ThyssenKrupp AG	4,730	127,640
Vale SA (Sponsored ADR) (Local Preference Shares)	11,830	290,781

		1,671,452

		3,509,062

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	57

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 0.8%
Diversified Telecommunication Services – 0.7%
AT&T, Inc.	12,100	$370,139
CenturyLink, Inc.	8,600	346,150
Nippon Telegraph & Telephone Corp.	5,600	263,605
Telecom Italia SpA (ordinary shares)	146,500	168,294
Telecom Italia SpA (savings shares)	54,100	50,949
Vivendi SA	3,900	83,594

		1,282,731

Wireless Telecommunication Services – 0.1%
NTT DoCoMo, Inc.	17	28,997
Vodafone Group PLC	78,417	211,249

		240,246

		1,522,977

Utilities – 0.6%
Electric Utilities – 0.2%
E.ON AG	5,630	129,069
Edison International	1,400	58,618
EDP – Energias de Portugal SA	27,380	79,582
Great Plains Energy, Inc.	4,100	81,098
NV Energy, Inc.	10,000	156,800

		505,167

Gas Utilities – 0.1%
Atmos Energy Corp.	2,300	70,679
Gas Natural SDG SA	7,700	130,220

		200,899

Multi-Utilities – 0.3%
CenterPoint Energy, Inc.	6,400	124,736
DTE Energy Co.	3,300	178,167
National Grid PLC	8,180	83,310
NiSource, Inc.	3,300	79,200
Public Service Enterprise Group, Inc.	1,400	43,092

		508,505

		1,214,571

Total Common Stocks (cost $48,776,505)		58,858,952

58	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 14.4%
Funds and Investment Trusts – 14.4%
Volatility Management Portfolio (cost $26,116,666)	2,540,507	$26,726,133

Total Investments – 98.9% (cost $168,140,612)		183,933,321
Other assets less liabilities – 1.1%		1,993,715

Net Assets – 100.0%		$185,927,036

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	2	March 2012	$60,750	$66,882	$6,132

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholselale:
Brazilian Real settling 5/03/12	273	$154,788	$156,676	$1,888
Credit Suisse London Branch (GFX):
Australian Dollar settling 5/15/12	493	520,697	524,291	3,594
Deutsche Bank AG London:
Norwegian Krone settling 5/15/12	3,026	522,887	539,697	16,810
State Street Bank and Trust Co.:
Australian Dollar settling 5/15/12	76	81,402	80,824	(578)
Australian Dollar settling 5/15/12	299	320,253	317,978	(2,275)
Euro settling 5/15/12	162	218,211	215,906	(2,305)
Great British Pound settling 5/15/12	106	166,651	168,545	1,894
Great British Pound settling 5/15/12	127	200,048	201,936	1,888
Great British Pound settling 5/15/12	38	60,264	60,422	158
Japanese Yen settling 5/15/12	12,318	158,936	151,632	(7,304)
Japanese Yen settling 5/15/12	14,667	189,166	180,548	(8,618)
New Zealand Dollar settling 5/15/12	132	104,730	109,578	4,848
Norwegian Krone settling 5/15/12	509	84,046	90,782	6,736
Norwegian Krone settling 5/15/12	573	99,203	102,196	2,993
Norwegian Krone settling 5/15/12	453	81,230	80,794	(436)
Singapore Dollar settling 5/15/12	129	103,592	103,158	(434)
Swiss Franc settling 5/15/12	216	236,938	238,958	2,020

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	59

Tax-Managed Balanced Wealth—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
UBS AG:
Canadian Dollar settling 5/15/12	981	$958,396	$989,804	$31,408
Japanese Yen settling 5/15/12	55,889	727,499	687,982	(39,517)
Swedish Krona settling 5/15/12	4,417	661,277	665,634	4,357
Westpac Banking Corp:
Australian Dollar settling 5/15/12	649	665,937	690,193	24,256
New Zealand Dollar settling 5/15/12	650	534,463	539,590	5,127

Sale Contracts
Bank of America NA:
Canadian Dollar settling 5/15/12	443	441,154	446,976	(5,822)
Barclays Bank PLC Wholselale:
Euro settling 5/15/12	672	856,780	895,609	(38,829)
Indian Rupee settling 5/15/12(1)	5,003	99,910	100,037	(127)
Japanese Yen settling 5/15/12	42,867	529,023	527,684	1,339
Deutsche Bank AG London:
Euro settling 5/15/12	470	619,883	626,393	(6,510)
Goldman Sachs International Euro settling 5/15/12	804	1,064,962	1,071,532	(6,570)
HSBC BankUSA:
Brazilian Real settling 5/03/12	496	278,840	284,657	(5,817)
Hong Kong Dollar settling 5/15/12	5,035	649,418	649,266	152
State Street Bank and Trust Co.:
Australian Dollar settling 5/15/12	28	30,029	29,777	252
Australian Dollar settling 5/15/12	84	89,227	89,332	(105)
Canadian Dollar settling 5/15/12	67	66,470	67,601	(1,131)
Canadian Dollar settling 5/15/12	177	176,242	178,588	(2,346)
Canadian Dollar settling 5/15/12	295	294,861	297,647	(2,786)
Great British Pound settling 5/15/12	260	412,334	413,412	(1,078)
Great British Pound settling 5/15/12	208	320,320	330,730	(10,410)
Hong Kong Dollar settling 5/15/12	598	77,117	77,112	5
Japanese Yen settling 5/15/12	18,995	247,547	233,825	13,722
New Zealand Dollar settling 5/15/12	58	48,261	48,148	113
Norwegian Krone settling 5/15/12	373	66,710	66,526	184
Norwegian Krone settling 5/15/12	509	87,049	90,781	(3,732)
Swedish Krona settling 5/15/12	416	63,252	62,691	561
Swiss Franc settling 5/15/12	195	212,822	215,727	(2,905)
Swiss Franc settling 5/15/12	216	235,741	238,959	(3,218)
UBS AG:
Japanese Yen settling 5/15/12	31,698	412,608	390,196	22,412

				$(6,136)

(1)	Contract represents non-deliverable forward where payment is received from or paid to a counterparty based on the net realized gain/loss on settlement date.

60	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$2,000	1/31/19	2.385%	CPI	#	$17,248
Barclays Bank PLC	1,800	1/31/27	2.628%	CPI	#	(16,778)
Goldman Sachs International	6,000	1/31/15	1.990%	CPI	#	35,867
Goldman Sachs International	1,400	1/31/22	2.515%	CPI	#	15,916

						$52,253

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Floating Rate Security. Stated interest rate was in effect at February 29, 2012.

(b)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(c)	Illiquid security.

(d)	Security is in default and is non-income producing.

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	Fair valued.

(g)	Non-income producing security.

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2012, the market value of this security amounted to $97,217 or 0.1% of net assets.

As of February 29, 2012, the Strategy held 53.5% of its total investments in municipal bonds. Of the total investments in municipal bonds, 30.2% is insured (14.9% of this amount represents the Strategy’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ADR	– American Depositary Receipt
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CDD	– Community Development District
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
GDR	– Global Depositary Receipt
GO	– General Obligation
IDA	– Industrial Development Authority/Agency
LID	– Local Improvement District
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring FGIC
PCR	– Pollution Control Revenue Bond
PUD	– Public Utility District
REG	– Registered Shares
SD	– School District
SID	– Special Improvement District
SSA	– Special Services Area

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	61

Tax-Managed Balanced Wealth—Portfolio of Investments

TAX-MANAGED CONSERVATIVE WEALTH

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 70.1%
Long-Term Municipal Bonds – 65.9%
Alabama – 3.0%
Alabama Pub Sch & Clg Auth NPFGC-RE 5.00%, 12/01/21	$400	$422,372
Series 2009 A 5.00%, 5/01/12	1,065	1,072,945
Jefferson Cnty AL Swr FGIC Series 02 5.00%, 2/01/41 (Pre-refunded/ETM)	1,000	1,018,120

		2,513,437

Arizona – 3.1%
Arizona Hlth Fac Auth (Phoenix Children’s Hospital) 1.16%, 2/01/42(a)	235	219,039
Arizona Trans Brd Fed Hwy Grant AMBAC Series 2004B 5.00%, 7/01/15	565	615,647
Arizona Trnsp Brd Hwy Series 2011A 5.00%, 7/01/24	675	815,778
Pima Cnty AZ Swr Series 2011A 5.00%, 7/01/12	910	923,249

		2,573,713

California – 2.2%
California Dept Wtr Res Pwr Series 2010 5.00%, 5/01/13	1,020	1,075,988
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	735	777,556

		1,853,544

Colorado – 2.6%
Adonea Met Dist #2 CO 4.375%, 12/01/15	490	485,227
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.25%, 11/15/18	500	585,600
Series 2011B 4.00%, 11/15/14	500	534,660
Regional Trnsp Dist CO COP AMBAC 5.00%, 12/01/12	555	571,589

		2,177,076

62	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Delaware – 1.7%
Delaware Trnsp Auth NPFGC Series 2003 5.00%, 7/01/12	$1,380	$1,401,459

District of Columbia – 0.4%
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/16	275	317,639

Florida – 6.6%
Dade Cnty FL SD GO NPFGC Series 94 5.00%, 8/01/12	1,000	1,018,820
Florida Brd of Ed GO Series 2012A 5.00%, 6/01/15(b)	210	240,175
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax)
Series 2008B 5.25%, 7/01/16-7/01/17	910	1,077,939
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/14	130	141,622
Series 2010A 5.00%, 7/01/16	365	415,961
Jacksonville FL Elec Auth Series 2011-23 5.00%, 10/01/13	740	794,634
Jacksonville FL Spl Rev Appropriation 5.00%, 10/01/19	1,140	1,396,238
Sunshine St Govtl Fing Commn FL (Miami-Dade Cnty FL Non-Ad Valorem) 5.00%, 9/01/13	410	437,142

		5,522,531

Georgia – 1.9%
Fulton & De Kalb Cnty GA Hosp AGM 5.00%, 1/01/13	240	248,748
Fulton Cnty GA Dev Auth (Robert W. Woodruff Arts Ctr) Series 2009 B 5.25%, 3/15/24	385	426,903
Georgia Mun Elec Auth Series 2008A 5.25%, 1/01/17	430	506,269
Main Street Nat Gas, Inc. (JP Morgan Chase) Series A 5.00%, 3/15/17	385	431,755

		1,613,675

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	63

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois – 0.8%
Illinois GO AMBAC Series B 5.00%, 3/01/14	$600	$648,756

Indiana – 0.3%
Indiana Bond Bank Gas (JP Morgan Chase) Series 2007A 5.25%, 10/15/20	150	169,960
Jasper Cnty IN PCR (No. Indiana Pub Serv Co.) NPFGC 5.60%, 11/01/16	75	84,418

		254,378

Louisiana – 1.3%
Louisiana Offshore Term Auth (Loop, Inc.) 1.60%, 10/01/37	330	332,129
Morehouse Parish LA PCR (International Paper Co.) Series A 5.25%, 11/15/13	265	282,066
New Orleans LA GO NPFGC 5.25%, 12/01/20	450	482,242

		1,096,437

Massachusetts – 2.5%
Massachusetts GO AGM Series 2006C 3.842%, 11/01/19(c)	300	309,699
Series 2011B 4.00%, 8/01/13	1,115	1,173,303
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series 2008 5.00%, 7/01/16	540	607,938

		2,090,940

Michigan – 0.3%
Detroit MI Swr Disp AGM 0.989%, 7/01/32(a)	410	288,591

Mississippi – 0.3%
Mississippi Business Fin Corp. (Mississippi Power Co.) 2.25%, 12/01/40	245	245,956

64	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Missouri – 1.3%
Bi-State Dev Agy MO (St. Louis MO City & Cnty Sales Tax) Series 2010B 4.00%, 10/15/13	$630	$660,020
St. Louis MO Arpt (Lambert-St. Louis Intl Airport) NPFGC 5.50%, 7/01/16	375	425,580

		1,085,600

Nevada – 2.8%
Clark Cnty NV SD GO NPFGC Series 2003D 5.50%, 6/15/13	780	829,085
AGM Series C 5.00%, 6/15/19	750	843,690
Nevada GO Series 2008C 5.00%, 6/01/15(d)	565	641,298

		2,314,073

New Jersey – 0.6%
New Jersey EDA (New Jersey Trnst Pj Lease)
Series 2008A 5.00%, 5/01/17	420	499,321

New Mexico – 0.6%
New Mexico Severance Tax Series 2010D 4.00%, 7/01/13	500	524,530

New York – 6.5%
Metropolitan Trnsp Auth NY (New York St Lease Mta Svc Cont) NPFGC-RE Series B 5.50%, 7/01/12	445	452,605
New York NY GO Series 04G 5.00%, 8/01/12	685	698,604
Series C 5.25%, 8/01/17	160	195,693
New York St Dormitory Auth (New York St Lease CUNY) Series 2008B 5.00%, 7/01/16	150	176,640
New York St Dormitory Auth (New York St Lease Svc Contract)
Series 2009 A 5.00%, 7/01/18	1,000	1,209,670

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	65

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (New York St Pers Income Tax)
Series 2009 D 5.00%, 6/15/12	$1,365	$1,383,414
New York St Thruway Auth (New York St Pers Income Tax)
Series 2008A 5.00%, 3/15/18	540	657,223
New York St Thruway Auth (New York St Thruway Auth Ded Tax)
Series 2008B 5.00%, 4/01/16	550	642,367

		5,416,216

North Carolina – 2.6%
North Carolina Eastern Mun Pwr Agy 5.375%, 1/01/17	225	233,037
Series C 5.30%, 1/01/15	800	829,032
North Carolina Mun Pwr Agy #1 5.50%, 1/01/13 (Pre-refunded/ETM)	140	146,022
Series A 5.50%, 1/01/13	295	307,310
Noth Carolina Turnpike Auth 4.00%, 7/01/14	580	623,030

		2,138,431

Ohio – 2.0%
Cleveland OH Arpt Sys AMBAC Series 2006A 5.00%, 1/01/16	490	545,160
Cleveland OH Mun SD GO AGM 5.25%, 12/01/19	585	632,976
Cuyahoga Cnty OH Econ Dev (Cuyahoga Cnty OH Lease)
Series 2010G 5.25%, 12/01/25	285	335,157
Ohio Wtr Dev Auth (Cleveland Electric Illum) Series 2008C 7.25%, 11/01/32	140	144,757

		1,658,050

Oregon – 1.1%
Tri-County Met Trnsp Dist OR NPFGC 5.00%, 5/01/12	890	896,666

66	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 3.0%
Pennsylvania Econ Dev Fin Auth (First Energy Corp.)
Series 2010A 3.00%, 11/01/41	$245	$247,908
Philadelphia PA Parking Auth (Philadelphia Airport Parking)
Series 2009 5.125%, 9/01/22	800	901,640
Philadelphia PA SD GO Series 2010 C 5.00%, 9/01/12	1,020	1,042,379
Pittsburgh PA GO 5.00%, 9/01/14	285	309,718

		2,501,645

Puerto Rico – 3.4%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/21	750	842,670
Puerto Rico GO 5.25%, 7/01/12	700	709,744
Puerto Rico Govt Dev Bank 5.00%, 12/01/12	400	412,016
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax)
AMBAC Series 2007N 4.514%, 7/01/28(c)	280	208,258
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/23	605	703,010

		2,875,698

Rhode Island – 0.9%
Rhode Island Higher Ed Svgs Tr (Rhode Island Dot Fed Hwy Grant)
Series 2009A 5.25%, 6/15/18	600	731,898

Texas – 9.0%
Austin TX Utils Sys AGM 5.00%, 11/15/13	555	599,250
Dallas Fort Worth TX Intl Arpt Series 2009A 5.00%, 11/01/15	1,010	1,153,470
Garland TX ISD GO Series 2005 5.00%, 2/15/13	700	731,689
Lower Colorado River Auth TX 5.00%, 5/15/24	295	341,047

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	67

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc.)
Series 2007 5.50%, 8/01/22	$460	$503,070
San Antonio TX Wtr NPFGC-RE 5.50%, 5/15/16	540	646,207
Spring TX ISD GO 5.00%, 8/15/24	600	723,174
Texas A & M Univ Series 2009 D 5.00%, 5/15/12	1,400	1,413,216
Texas PFA (Texas Workforce Commission) Series 2010A 5.00%, 7/01/13	1,200	1,275,684
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 2.75%, 8/15/42(c)	110	110,624

		7,497,431

Virginia – 1.2%
Virginia Trnsp Brd (Virginia Fed Hwy Grant) Series 2012A 4.00%, 3/15/14(b)	940	1,008,272

Washington – 2.7%
Energy Northwest WA (Bonneville Power Admin) Series 2012A 5.00%, 7/01/19(b)	620	757,466
Washington St GO 5.00%, 2/01/23	1,200	1,463,856

		2,221,322

Wisconsin – 1.2%
Badger Tob Asset Sec Corp. WI 6.375%, 6/01/32 (Pre-refunded/ETM)	1,000	1,014,810

Total Long-Term Municipal Bonds (cost $52,693,414)		54,982,095

Short-Term Municipal Notes – 4.2%
Massachusetts – 0.3%
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series 1999R 0.07%, 11/01/49(e)	250	250,000

68	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Mississippi – 1.6%
Mississippi Business Fin Corp. (Chevron Usa, Inc.) Series 2009 C 0.08%, 12/01/30(e)	$565	$565,000
Series 2010C 0.08%, 12/01/30(e)	750	750,000

		1,315,000

Texas – 2.3%
Lower Neches Valley Auth TX (Exxon Mobil Corp.) 0.06%, 11/01/51(e)	1,920	1,920,000

Total Short-Term Municipal Notes (cost $3,485,000)		3,485,000

Total Municipal Obligations (cost $56,178,414)		58,467,095

	Shares
COMMON STOCKS – 19.5%
Financials – 3.4%
Capital Markets – 0.5%
Blackstone Group LP	5,900	92,158
Deutsche Bank AG	760	35,465
Goldman Sachs Group, Inc. (The)	1,068	122,970
Legg Mason, Inc.	1,000	27,390
Macquarie Group Ltd.	1,300	37,068
Morgan Stanley	2,600	48,204
UBS AG(f)	3,783	52,979

		416,234

Commercial Banks – 1.2%
Banco Bilbao Vizcaya Argentaria SA	3,530	31,602
Banco do Brasil SA	3,100	49,914
Banco Santander Brasil SA/Brazil (ADR)	860	9,185
Banco Santander Chile (ADR)	210	17,012
Banco Santander SA	3,168	26,224
Barclays PLC	7,180	27,803
BNP Paribas SA	1,734	84,388
CIT Group, Inc.(f)	2,100	85,491
HDFC Bank Ltd.	3,410	36,112
HSBC Holdings PLC	7,510	66,536
Intesa Sanpaolo SpA	23,830	46,450
Itau Unibanco Holding SA (ADR)	3,890	81,884
KB Financial Group, Inc.	1,279	46,966
KBC Groep NV	630	14,829
Lloyds Banking Group PLC(f)	42,750	23,798
Mitsubishi UFJ Financial Group, Inc.	5,900	30,492
National Australia Bank Ltd.	1,800	45,439

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	69

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Regions Financial Corp.	1,800	$10,368
Sberbank of Russia (Sponsored ADR)(f)	1,309	17,933
Societe Generale SA	938	30,193
Standard Chartered PLC	1,594	41,007
Sumitomo Mitsui Financial Group, Inc.	1,100	37,335
Turkiye Is Bankasi – Class C	5,070	12,022
Turkiye Vakiflar Bankasi Tao – Class D	7,800	13,783
Wells Fargo & Co.	3,500	109,515

		996,281

Consumer Finance – 0.0%
Shriram Transport Finance Co., Ltd.	2,900	32,389

Diversified Financial Services – 0.8%
Bank of America Corp.	3,700	29,489
Citigroup, Inc.	4,700	156,604
IG Group Holdings PLC	3,193	22,477
ING Groep NV(f)	5,120	45,121
JPMorgan Chase & Co.	7,615	298,812
Moody’s Corp.	1,000	38,610
ORIX Corp.	270	26,021

		617,134

Insurance – 0.6%
ACE Ltd.	400	28,684
Admiral Group PLC	3,127	53,578
Aegon NV(f)	4,670	24,440
AIA Group Ltd.	19,200	72,473
Allianz SE	420	50,936
Aviva PLC	1,500	8,778
Berkshire Hathaway, Inc.(f)	375	29,419
Chubb Corp. (The)	300	20,388
Lancashire Holdings Ltd.	1,460	17,762
Legal & General Group PLC	19,090	36,623
MetLife, Inc.	264	10,177
Muenchener Rueckversicherungs AG	225	32,807
Prudential PLC	2,900	32,901
Suncorp Group Ltd.	2,100	18,359
Travelers Cos., Inc. (The)	1,200	69,564

		506,889

Real Estate Management & Development – 0.3%
CBRE Group, Inc.(f)	3,880	71,120
Daito Trust Construction Co., Ltd.	300	26,471
Evergrande Real Estate Group Ltd.	23,000	14,492
Hang Lung Properties Ltd.	24,000	90,614
New World Development Co., Ltd.	12,280	16,926
Sun Hung Kai Properties Ltd.	1,000	15,370

		234,993

70	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 0.0%
Housing Development Finance Corp.	1,950	$26,320

		2,830,240

Information Technology – 3.1%
Communications Equipment – 0.4%
Cisco Systems, Inc.	7,670	152,480
Motorola Solutions, Inc.	225	11,205
QUALCOMM, Inc.	3,105	193,069

		356,754

Computers & Peripherals – 0.8%
Apple, Inc.(f)	731	396,524
Dell, Inc.(f)	300	5,190
EMC Corp./Massachusetts(f)	3,573	98,936
Fujitsu Ltd.	4,000	21,761
Hewlett-Packard Co.	4,200	106,302
Quanta Computer, Inc.	5,000	12,310
Seagate Technology PLC	900	23,634
Wistron Corp.	8,649	14,353

		679,010

Electronic Equipment, Instruments & Components – 0.2%
AU Optronics Corp.	67,710	36,367
Corning, Inc.	4,400	57,376
LG Display Co., Ltd.(f)	1,970	51,855

		145,598

Internet Software & Services – 0.4%
Baidu, Inc./China (Sponsored ADR)(f)	230	31,441
Google, Inc. – Class A(f)	368	227,516
Telecity Group PLC(f)	4,370	47,839

		306,796

IT Services – 0.1%
Visa, Inc. – Class A	525	61,094

Office Electronics – 0.0%
Konica Minolta Holdings, Inc.	1,500	12,700

Semiconductors & Semiconductor Equipment – 0.7%
Advanced Semiconductor Engineering, Inc.	42,838	41,668
Advanced Semiconductor Engineering, Inc. (ADR)	3,300	16,104
Applied Materials, Inc.	5,100	62,424
Broadcom Corp. – Class A(f)	2,425	90,089
GCL-Poly Energy Holdings Ltd.	70,000	23,828
Intel Corp.	3,700	99,456
Lam Research Corp.(f)	850	35,445
Marvell Technology Group Ltd.(f)	5,795	86,925

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	71

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Micron Technology, Inc.(f)	5,800	$49,590
Samsung Electronics Co., Ltd.	70	75,275
Samsung Electronics Co., Ltd. (Preference Shares)	60	37,530

		618,334

Software – 0.5%
Citrix Systems, Inc.(f)	1,025	76,609
Informatica Corp.(f)	320	15,731
Intuit, Inc.	1,045	60,443
Nintendo Co., Ltd.	100	14,947
Oracle Corp.	4,215	123,373
Salesforce.com, Inc.(f)	215	30,779
SAP AG	420	28,355
Temenos Group AG(f)	2,200	43,203

		393,440

		2,573,726

Consumer Discretionary – 3.0%
Auto Components – 0.3%
BorgWarner, Inc.(f)	800	66,272
Bridgestone Corp.	1,500	36,184
GKN PLC	8,830	30,667
Lear Corp.	950	42,949
Magna International, Inc. – Class A	600	28,579
Sumitomo Rubber Industries Ltd.	800	10,086
TRW Automotive Holdings Corp.(f)	1,000	45,740

		260,477

Automobiles – 0.4%
Bayerische Motoren Werke AG	260	24,007
Ford Motor Co.	3,200	39,616
General Motors Co.(f)	2,500	65,050
Harley-Davidson, Inc.	700	32,606
Kia Motors Corp.	190	11,979
Mazda Motor Corp.(f)	14,000	23,292
Nissan Motor Co., Ltd.	4,300	44,357
Renault SA	770	40,633
Volkswagen AG (Preference Shares)	260	48,542

		330,082

Distributors – 0.2%
Imperial Holdings Ltd.	580	11,322
Li & Fung Ltd.	50,000	114,529

		125,851

Diversified Consumer Services – 0.1%
Anhanguera Educacional Participacoes SA	1,800	23,658
Apollo Group, Inc. – Class A(f)	700	29,848
Estacio Participacoes SA	5,300	64,288

		117,794

72	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 0.3%
Ajisen China Holdings Ltd.	28,000	$38,317
Las Vegas Sands Corp.(f)	1,020	56,722
MGM Resorts International(f)	3,800	52,326
Sands China Ltd.	10,800	40,262
Shangri-La Asia Ltd.	5,833	14,551
Starbucks Corp.	1,565	75,996

		278,174

Household Durables – 0.2%
MRV Engenharia e Participacoes SA	6,200	50,004
Newell Rubbermaid, Inc.	1,700	31,110
NVR, Inc.(f)	25	17,300
Sharp Corp./Japan	4,000	28,263
Sony Corp.	1,300	28,059

		154,736

Internet & Catalog Retail – 0.1%
Amazon.com, Inc.(f)	454	81,579
Rakuten, Inc.	14	13,915

		95,494

Media – 0.8%
CBS Corp. – Class B	1,400	41,860
Comcast Corp. – Class A	4,645	136,470
DIRECTV(f)	850	39,372
Fairfax Media Ltd.	12,300	10,491
Gannett Co., Inc.	3,500	51,940
McGraw-Hill Cos., Inc. (The)	550	25,597
Naspers Ltd.	160	8,824
News Corp. – Class A	1,800	35,766
Time Warner Cable, Inc. – Class A	1,000	79,340
Viacom, Inc. – Class B	1,000	47,620
Walt Disney Co. (The)	3,575	150,114

		627,394

Multiline Retail – 0.2%
Dollar General Corp.(f)	1,100	46,266
Don Quijote Co., Ltd.	500	17,261
Golden Eagle Retail Group Ltd.	25,000	61,525
Macy’s, Inc.	1,100	41,767

		166,819

Specialty Retail – 0.3%
Belle International Holdings Ltd.	31,000	50,646
GameStop Corp. – Class A	700	15,946
Hennes & Mauritz AB – Class B	1,860	66,958
Home Depot, Inc. (The)	500	23,785
L’Occitane International SA	8,000	18,971
Lowe’s Cos., Inc.	1,000	28,380
Nitori Holdings Co., Ltd.	250	21,141

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	73

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Yamada Denki Co., Ltd.	660	$42,950

		268,777

Textiles, Apparel & Luxury Goods – 0.1%
Cie Financiere Richemont SA	200	12,265
PVH Corp.	557	47,350
Trinity Ltd.	58,000	45,679

		105,294

		2,530,892

Energy – 2.5%
Energy Equipment & Services – 0.6%
AMEC PLC	2,748	48,339
FMC Technologies, Inc.(f)	990	49,926
National Oilwell Varco, Inc.	450	37,138
Saipem SpA	320	16,175
Schlumberger Ltd.	2,745	213,039
Seadrill Ltd.	680	28,158
Technip SA	503	54,844
Transocean Ltd./Switzerland	1,100	58,674

		506,293

Oil, Gas & Consumable Fuels – 1.9%
Afren PLC(f)	14,729	31,297
Anadarko Petroleum Corp.	1,318	110,870
BG Group PLC	4,090	98,705
BP PLC	14,790	115,726
BP PLC (Sponsored ADR)	1,700	80,172
Chevron Corp.	1,050	114,576
China Petroleum & Chemical Corp. – Class H	26,000	29,538
Devon Energy Corp.	850	62,314
ENI SpA	1,360	31,279
EOG Resources, Inc.	1,005	114,429
Exxon Mobil Corp.	1,100	95,150
Gazprom OAO (Sponsored ADR)	5,810	76,692
JX Holdings, Inc.	4,900	30,787
LUKOIL OAO (London) (Sponsored ADR)	690	43,988
Marathon Oil Corp.	2,100	71,169
Marathon Petroleum Corp.	1,100	45,705
Nexen, Inc. (New York)	700	14,266
Nexen, Inc. (Toronto)	1,594	32,494
Noble Energy, Inc.	1,277	124,699
NovaTek OAO (Sponsored GDR)(g)	180	26,118
Petroleo Brasileiro SA (Sponsored ADR)	1,990	56,695
PTT PCL	2,400	28,786
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	2,057	75,081
Suncor Energy, Inc. (New York)	1,470	52,832
Total SA	890	49,787

74	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Valero Energy Corp.	500	$12,245

		1,625,400

		2,131,693

Health Care – 2.0%
Biotechnology – 0.1%
Gilead Sciences, Inc.(f)	1,690	76,895
Vertex Pharmaceuticals, Inc.(f)	400	15,568

		92,463

Health Care Equipment & Supplies – 0.2%
Covidien PLC	2,185	114,166
Stryker Corp.	1,390	74,560

		188,726

Health Care Providers & Services – 0.4%
Aetna, Inc.	300	14,028
Express Scripts, Inc. – Class A(f)	1,770	94,394
Health Net, Inc.(f)	900	33,966
UnitedHealth Group, Inc.	1,900	105,925
WellPoint, Inc.	1,400	91,882

		340,195

Life Sciences Tools & Services – 0.1%
Illumina, Inc.(f)	871	44,639

Pharmaceuticals – 1.2%
Allergan, Inc./United States	935	83,766
Aspen Pharmacare Holdings Ltd.(f)	2,520	36,396
AstraZeneca PLC	2,018	90,301
AstraZeneca PLC (Sponsored ADR)	1,600	71,824
GlaxoSmithKline PLC	1,530	33,810
Johnson & Johnson	2,500	162,700
Merck & Co., Inc.	1,800	68,706
Novartis AG	840	45,785
Novo Nordisk A/S – Class B	370	51,866
Perrigo Co.	423	43,594
Pfizer, Inc.	9,400	198,340
Roche Holding AG	260	45,254
Roche Holding AG (Sponsored ADR)	1,000	43,580
Shire PLC	860	29,994

		1,005,916

		1,671,939

Industrials – 1.9%
Aerospace & Defense – 0.3%
Boeing Co. (The)	1,430	107,179
Northrop Grumman Corp.	875	52,334
Precision Castparts Corp.	717	120,047

		279,560

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	75

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Air Freight & Logistics – 0.2%
Kuehne & Nagel International AG	250	$32,944
United Parcel Service, Inc. – Class B	1,655	127,253

		160,197

Airlines – 0.1%
Cathay Pacific Airways Ltd.	5,000	9,895
Delta Air Lines, Inc.(f)	2,100	20,601
Deutsche Lufthansa (REG)	1,600	22,220

		52,716

Building Products – 0.1%
Asahi Glass Co., Ltd.	4,000	36,112
Fortune Brands Home & Security, Inc.(f)	900	17,406

		53,518

Commercial Services & Supplies – 0.1%
Aggreko PLC	909	31,933
Edenred	770	20,507
Serco Group PLC	2,130	18,777

		71,217

Construction & Engineering – 0.1%
Bouygues SA	1,480	46,884
Larsen & Toubro Ltd.	890	23,631

		70,515

Electrical Equipment – 0.1%
Emerson Electric Co.	1,090	54,838
Rockwell Automation, Inc.	532	42,549
Sumitomo Electric Industries Ltd.	2,600	34,082

		131,469

Industrial Conglomerates – 0.5%
Danaher Corp.	2,638	139,365
General Electric Co.	8,400	160,020
Keppel Corp., Ltd.	4,200	36,981
Tyco International Ltd.	900	46,638

		383,004

Machinery – 0.1%
Flowserve Corp.	693	82,169
IHI Corp.	4,000	10,160

		92,329

Marine – 0.0%
AP Moeller – Maersk A/S	1	8,042

Professional Services – 0.2%
Bureau Veritas SA	560	46,152
Capita PLC	5,620	68,444
Experian PLC	1,090	16,353

76	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Intertek Group PLC	2,220	$81,575

		212,524

Road & Rail – 0.1%
Localiza Rent a Car SA	3,000	55,414

Trading Companies & Distributors – 0.0%
Mitsubishi Corp.	1,000	24,575

		1,595,080

Consumer Staples – 1.5%
Beverages – 0.2%
Anheuser-Busch InBev NV	885	59,455
Asahi Group Holdings Ltd.	1,000	21,907
Constellation Brands, Inc. – Class A(f)	2,500	54,600

		135,962

Food & Staples Retailing – 0.3%
Delhaize Group SA	400	21,973
Jeronimo Martins SGPS SA(f)	2,850	52,473
Koninklijke Ahold NV	2,610	36,041
Kroger Co. (The)	3,400	80,886
Olam International Ltd.	57,636	109,097

		300,470

Food Products – 0.3%
Archer-Daniels-Midland Co.	500	15,600
ConAgra Foods, Inc.	1,300	34,125
General Mills, Inc.	2,120	81,217
Hershey Co. (The)	740	44,918
Nestle SA	190	11,616
Smithfield Foods, Inc.(f)	1,500	35,145
Tyson Foods Inc – Class A	900	17,019

		239,640

Household Products – 0.1%
Procter & Gamble Co. (The)	1,700	114,784

Personal Products – 0.1%
Natura Cosmeticos SA	2,100	49,515

Tobacco – 0.5%
Altria Group, Inc.	2,200	66,220
British American Tobacco PLC	1,510	76,165
Imperial Tobacco Group PLC	704	27,876
Japan Tobacco, Inc.	16	84,999
KT&G Corp.	590	38,605
Lorillard, Inc.	550	72,094
Philip Morris International, Inc.	150	12,528
Reynolds American, Inc.	175	7,338

		385,825

		1,226,196

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	77

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 1.1%
Chemicals – 0.6%
Agrium, Inc. (Toronto)	340	$28,926
DIC Corp.	4,000	8,283
Dow Chemical Co. (The)	1,740	58,307
Filtrona PLC	2,390	17,089
Koninklijke DSM NV	893	49,615
LyondellBasell Industries NV	1,100	47,498
Mitsubishi Gas Chemical Co., Inc.	2,000	12,695
Monsanto Co.	1,302	100,749
OCI Co., Ltd.	70	16,727
Orica Ltd.	1,070	31,119
Potash Corp. of Saskatchewan, Inc.	2,733	127,221
Ube Industries Ltd./Japan	4,000	11,601

		509,830

Metals & Mining – 0.5%
Anglo American PLC	550	23,185
BHP Billiton PLC	1,007	32,569
Exxaro Resources Ltd.	570	15,920
Freeport-McMoRan Copper & Gold, Inc.	1,600	68,096
KGHM Polska Miedz SA	450	21,403
Kinross Gold Corp.	1,500	16,600
New Gold, Inc.(f)	1,200	14,020
Randgold Resources Ltd.	150	17,179
Rio Tinto PLC	2,095	118,848
ThyssenKrupp AG	1,250	33,732
Vale SA (Sponsored ADR) (Local Preference Shares)	3,460	85,047

		446,599

		956,429

Telecommunication Services – 0.5%
Diversified Telecommunication Services – 0.4%
AT&T, Inc.	3,200	97,888
CenturyLink, Inc.	2,500	100,625
Nippon Telegraph & Telephone Corp.	1,400	65,901
Telecom Italia SpA (ordinary shares)	31,330	35,991
Telecom Italia SpA (savings shares)	28,200	26,558
Vivendi SA	1,100	23,578

		350,541

Wireless Telecommunication Services – 0.1%
NTT DoCoMo, Inc.	6	10,234
Vodafone Group PLC	21,145	56,963

		67,197

		417,738

78	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 0.5%
Electric Utilities – 0.2%
E.ON AG	1,620	$37,139
Edison International	900	37,683
EDP – Energias de Portugal SA	7,870	22,875
Great Plains Energy, Inc.	1,400	27,692
NV Energy, Inc.	2,600	40,768

		166,157

Gas Utilities – 0.1%
Atmos Energy Corp.	900	27,657
Gas Natural SDG SA	2,120	35,852

		63,509

Multi-Utilities – 0.2%
CenterPoint Energy, Inc.	1,600	31,184
CMS Energy Corp.	2,000	42,820
DTE Energy Co.	800	43,192
National Grid PLC	2,320	23,628
NiSource, Inc.	600	14,400
Public Service Enterprise Group, Inc.	375	11,543

		166,767

		396,433

Total Common Stocks (cost $13,495,591)		16,330,366

WARRANTS – 0.0%
Financials – 0.0%
Thrifts & Mortgage Finance – 0.0%
Housing Development Finance Corp., Merrill Lynch International, expiring 8/19/15(f) (cost $22,644)	1,920	25,979

INVESTMENT COMPANIES – 10.0%
Funds and Investment Trusts – 10.0%
Volatility Management Portfolio (cost $8,141,126)	791,938	8,331,192

SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(h) (cost $1,818,678)	1,818,678	1,818,678

Total Investments – 101.8% (cost $79,656,453)		84,973,310
Other assets less liabilities – (1.8)%		(1,517,734)

Net Assets – 100.0%		$83,455,576

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	79

Tax-Managed Conservative Wealth—Portfolio of Investments

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	1	March 2012	$30,375	$33,441	$3,066

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholselale:
Brazilian Real settling 5/03/12	86	$48,761	$49,356	$595
Standard Chartered Bank
Indian Rupee settling 5/15/12(1)	608	12,004	12,157	153
State Street Bank and Trust Co.:
Australian Dollar settling 5/15/12	207	212,359	220,138	7,779
Australian Dollar settling 5/15/12	120	126,726	127,616	890
Australian Dollar settling 5/15/12	100	107,108	106,347	(761)
Canadian Dollar settling 5/15/12	282	275,315	284,530	9,215
Canadian Dollar settling 5/15/12	33	33,322	33,296	(26)
Euro settling 5/15/12	12	15,959	15,993	34
Great British Pound settling 5/15/12	30	47,255	47,701	446
Great British Pound settling 5/15/12	20	31,444	31,801	357
Great British Pound settling 5/15/12	13	20,617	20,671	54
Japanese Yen settling 5/15/12	2,987	38,525	36,770	(1,755)
Japanese Yen settling 5/15/12	4,136	53,366	50,914	(2,452)
Japanese Yen settling 5/15/12	15,239	198,430	187,589	(10,841)
New Zealand Dollar settling 5/15/12	59	46,811	48,978	2,167
New Zealand Dollar settling 5/15/12	146	120,168	121,200	1,032
Norwegian Krone settling 5/15/12	883	152,235	157,486	5,251
Norwegian Krone settling 5/15/12	146	24,108	26,040	1,932
Norwegian Krone settling 5/15/12	71	12,292	12,663	371
Norwegian Krone settling 5/15/12	126	22,588	22,473	(115)
Singapore Dollar settling 5/15/12	20	16,068	15,993	(75)
Swedish Krona settling 5/15/12	1,034	154,843	155,822	979
Swedish Krona settling 5/15/12	102	15,198	15,371	173
Swiss Franc settling 5/15/12	77	83,916	84,632	716

Sale Contracts
Bank of America NA:
Indian Rupee settling 5/15/12(1)	513	10,072	10,257	(185)
Barclays Bank PLC Wholselale:
Indian Rupee settling 5/15/12(1)	1,376	27,479	27,514	(35)
HSBC BankUSA:
Brazilian Real settling 5/03/12	145	81,516	83,217	(1,701)
State Street Bank and Trust Co.:
Australian Dollar settling 5/15/12	10	10,516	10,635	(119)
Canadian Dollar settling 5/15/12	21	20,656	21,189	(533)
Canadian Dollar settling 5/15/12	38	37,699	38,340	(641)
Canadian Dollar settling 5/15/12	52	51,777	52,466	(689)
Canadian Dollar settling 5/15/12	104	103,951	104,933	(982)
Canadian Dollar settling 5/15/12	102	101,658	102,915	(1,257)
Euro settling 5/15/12	101	133,224	134,608	(1,384)

80	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Euro settling 5/15/12	222	$294,730	$296,271	$(1,541)
Euro settling 5/15/12	198	252,236	263,885	(11,649)
Great British Pound settling 5/15/12	16	25,492	25,441	51
Great British Pound settling 5/15/12	56	88,810	89,042	(232)
Great British Pound settling 5/15/12	62	95,480	98,583	(3,103)
Hong Kong Dollar settling 5/15/12	1,297	167,293	167,249	44
Hong Kong Dollar settling 5/15/12	91	11,737	11,735	2
Hong Kong Dollar settling 5/15/12	245	31,567	31,593	(26)
Japanese Yen settling 5/15/12	8,260	107,646	101,679	5,967
Japanese Yen settling 5/15/12	5,191	67,593	63,900	3,693
Japanese Yen settling 5/15/12	8,469	104,921	104,252	669
Norwegian Krone settling 5/15/12	146	24,522	26,040	(1,518)
Swiss Franc settling 5/15/12	52	56,207	56,974	(767)
Swiss Franc settling 5/15/12	77	83,491	84,630	(1,139)

				$(956)

(1)	Contract represents non-deliverable forward where payment is received from or paid to a counterparty based on the net realized gain/loss on settlement date.

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Barclays Bank	$3,500	7/29/13	1.830%	CPI	#	$(77,056)
Barclays Bank	3,000	8/11/15	2.030%	CPI	#	(90,035)
Barclays Bank	500	7/19/17	2.0375%	CPI	#	15,537
Morgan Stanley	1,500	10/31/18	1.960%	CPI	#	12,945

						$(138,609)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Floating Rate Security. Stated interest rate was in effect at February 29, 2012.

(b)	When-Issued or delayed delivery security.

(c)	Variable rate coupon, rate shown as of February 29, 2012.

(d)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps. The aggregate market value of these securities amounted to $265,599.

(e)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(f)	Non-income producing security.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	81

Tax-Managed Conservative Wealth—Portfolio of Investments

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2012, the market value of this security amounted to $26,118 or 0.0% of net assets.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of February 29, 2012, the Strategy held 64.7% of its total investments in municipal bonds. Of the total investments in municipal bonds, 24.0% is insured (7.7% of this amount represents the Strategy’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ADR	– American Depositary Receipt
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CDA	– Community Development Authority
COP	– Certificate of Participation
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
GDR	– Global Depositary Receipt
GO	– General Obligation
ISD	– Independent School District
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring FGIC
PCR	– Pollution Control Revenue Bond
PFA	– Public Finance Authority
REG	– Registered Shares
SD	– School District

See notes to financial statements.

82	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

February 29, 2012 (unaudited)

	Tax-Managed Wealth Appreciation Strategy		Tax-Managed Balanced Wealth Strategy	Tax-Managed Conservative Wealth Strategy
Assets
Investments in securities, at value
Unaffiliated issuers (cost $445,384,444, $142,023,946 and $69,696,649, respectively)	$518,662,865		$157,207,188	$74,823,441
Affiliated issuers (cost $139,444,703, $26,116,666 and $9,959,804, respectively)	142,399,793		26,726,133	10,149,869
Cash(a)	78,690		7,615	2,538
Foreign currencies, at value (cost $900,595, $110,649 and $16,583, respectively)	902,753		110,414	16,533
Receivable for investment securities sold and foreign currency transactions	6,182,939		1,499,844	267,600
Receivable for shares of beneficial interest sold	2,481,501		499,344	177,313
Interest and dividends receivable	1,418,623		1,204,787	635,384
Unrealized appreciation of forward currency exchange contracts	1,013,205		146,717	42,570
Unrealized appreciation on interest rate swap contracts	– 0	–	69,031	28,482

Total assets	673,140,369		187,471,073	86,143,730

Liabilities
Due to custodian	– 0	–	416,170	– 0	–
Payable for investment securities purchased and foreign currency transactions	6,392,602		165,354	2,074,425
Payable for shares of beneficial interest redeemed	1,807,447		514,726	249,393
Unrealized depreciation of forward currency exchange contracts	1,110,633		152,853	43,526
Advisory fee payable	338,505		81,373	13,454
Distribution fee payable	31,563		70,678	33,943
Transfer Agent fee payable	13,075		289	6,422
Payable for variation margin on futures contracts	5,149		263	180
Unrealized depreciation on interest rate swap contracts	– 0	–	16,778	167,091
Accrued expenses and other liabilities	135,984		125,553	99,720

Total liabilities	9,834,958		1,544,037	2,688,154

Net Assets	$663,305,411		$185,927,036	$83,455,576

Composition of Net Assets
Shares of beneficial interest, at par	$540		$148	$73
Additional paid-in capital	719,633,924		181,808,352	79,638,524
Undistributed net investment income	20,232		1,058,698	277,814
Accumulated net realized loss on investment and foreign currency transactions	(132,516,598)		(12,783,977)	(1,641,177)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	76,167,313		15,843,815	5,180,342

Net Assets	$663,305,411		$185,927,036	$83,455,576

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	83

Statement of Assets & Liabilities

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Tax-Managed Wealth Appreciation Strategy	Net Assets	Shares Outstanding	Net Asset Value
Class A	$38,367,017	3,131,528	$12.25	*

Class B	$5,855,728	484,176	$12.09

Class C	$22,183,054	1,832,704	$12.10

Advisor Class	$596,899,612	48,581,788	$12.29

Tax-Managed Balanced Wealth Strategy
Class A	$108,743,331	8,664,393	$12.55	*

Class B	$15,899,924	1,268,113	$12.54

Class C	$39,898,904	3,172,990	$12.57

Advisor Class	$21,384,877	1,700,558	$12.58

Tax-Managed Conservative Wealth Strategy
Class A	$50,141,765	4,423,499	$11.34	*

Class B	$6,150,555	529,295	$11.62

Class C	$21,254,375	1,826,655	$11.64

Advisor Class	$5,908,881	519,805	$11.37

*	The maximum offering price per share for Class A shares of Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy was $12.79, $13.11 and $11.84, respectively, which reflects a sales charge of 4.25%.

(a)	Amounts of $78,690, $7,615 and $2,538, respectively, have been segregated to collateralize margin requirements for the open futures contracts outstanding at February 29, 2012.

See notes to financial statements.

84	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2012 (unaudited)

	Tax-Managed Wealth Appreciation Strategy		Tax-Managed Balanced Wealth Strategy		Tax-Managed Conservative Wealth Strategy
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $128,898, $18,612 and $5,387, respectively)	$5,690,648		$837,281		$240,840
Affiliated issuers	5,236		1,381		636
Interest	153		1,772,129		829,665

Total income	5,696,037		2,610,791		1,071,141

Expenses
Advisory fee (see Note B)	1,883,414		509,463		232,523
Distribution fee – Class A	54,869		161,964		76,858
Distribution fee – Class B	32,119		88,243		33,927
Distribution fee – Class C	106,155		200,991		107,017
Transfer agency – Class A	6,064		42,684		23,282
Transfer agency – Class B	2,329		7,775		4,307
Transfer agency – Class C	4,597		16,416		10,515
Transfer agency – Advisor Class	85,100		7,860		2,323
Custodian	113,899		86,782		71,427
Registration fees	44,307		34,414		34,459
Audit	27,588		30,695		30,105
Trustees’ fees	26,957		27,378		27,012
Legal	21,872		26,693		21,556
Printing	19,441		33,295		15,229
Miscellaneous	17,722		14,742		12,392

Total expenses	2,446,433		1,289,395		702,932
Less: expenses waived and reimbursed by the Adviser (see Note B)	– 0	–	– 0	–	(104,638)

Net expenses	2,446,433		1,289,395		598,294

Net investment income	3,249,604		1,321,396		472,847

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	11,720,937		5,347,920		1,751,397 (a)
Futures contracts	(79,224)		(19,811)		(6,499)
Swap contracts	– 0	–	16,563		2,500
Foreign currency transactions	(119,291)		(65,664)		(13,519)
Net change in unrealized appreciation/depreciation of:
Investments(b)	42,446,701		4,318,440		1,054,719
Futures contracts	111,863		30,012		9,748
Swap contracts	– 0	–	36,217		134,099
Foreign currency denominated assets and liabilities	(713,902)		(77,854)		(21,060)

Net gain on investment and foreign currency transactions	53,367,084		9,585,823		2,911,385

Net Increase in Net Assets from Operations	$56,616,688		$10,907,219		$3,384,232

(a)	Net of foreign capital gains taxes of $76.

(b)	Net of increase in accrued foreign capital gains taxes of $45,398, $6,503 and $1,881, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	85

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Tax-Managed Wealth Appreciation Strategy
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011
Increase in Net Assets from Operations
Net investment income	$3,249,604	$6,550,160
Net realized gain on investment and foreign currency transactions	11,522,422	52,890,491
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	41,844,662	11,421,600

Net increase in net assets from operations	56,616,688	70,862,251
Dividends to Shareholders from
Net investment income
Class A	(476,438)	(553,402)
Class B	(23,476)	(27,998)
Class C	(99,071)	(86,949)
Advisor Class	(8,439,747)	(7,036,450)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	34,681,184	(19,576,334)

Total increase	82,259,140	43,581,118
Net Assets
Beginning of period	581,046,271	537,465,153

End of period (including undistributed net investment income of $20,232 and $5,809,360, respectively)	$663,305,411	$581,046,271

See notes to financial statements.

86	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Changes in Net Assets

Tax-Managed Balanced Wealth Strategy
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,321,396	$3,344,474
Net realized gain on investment and foreign currency transactions	5,279,008	16,557,272
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	4,306,815	(2,932,961)

Net increase in net assets from operations	10,907,219	16,968,785
Dividends to Shareholders from
Net investment income
Class A	(707,914)	(2,724,680)
Class B	(81,529)	(306,819)
Class C	(184,039)	(664,033)
Advisor Class	(125,681)	(344,959)
Transactions in Shares of Beneficial Interest
Net decrease	(19,451,990)	(47,642,039)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	5,573	– 0	–

Total decrease	(9,638,361)	(34,713,745)
Net Assets
Beginning of period	195,565,397	230,279,142

End of period (including undistributed net investment income of $1,058,698 and $836,465, respectively)	$185,927,036	$195,565,397

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	87

Statement of Changes in Net Assets

	Tax-Managed Conservative Wealth Strategy
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$472,847	$1,300,528
Net realized gain on investment and foreign currency transactions	1,733,879	5,201,796
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,177,506	(976,342)

Net increase in net assets from operations	3,384,232	5,525,982
Dividends to Shareholders from
Net investment income
Class A	(309,403)	(1,129,281)
Class B	(25,622)	(101,508)
Class C	(81,608)	(262,384)
Advisor Class	(31,898)	(104,471)
Transactions in Shares of Beneficial Interest
Net decrease	(8,766,531)	(24,134,326)

Total decrease	(5,830,830)	(20,205,988)
Net Assets
Beginning of period	89,286,406	109,492,394

End of period (including undistributed net investment income of $277,814 and $253,498, respectively)	$83,455,576	$89,286,406

See notes to financial statements.

88	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

February 29, 2012 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Conservative Wealth Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	89

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which

90	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

the Strategies value their securities which may materially affect the value of securities trading in such markets.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	91

Notes to Financial Statements

The following tables summarize the valuation of the Strategies’ investments by the above fair value hierarchy levels as of February 29, 2012:

Tax-Managed Wealth Appreciation Strategy
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$48,317,512		$48,147,198		$	– 0	–	$96,464,710
Information Technology	65,463,414		15,057,508			– 0	–	80,520,922
Consumer Discretionary	51,068,610		29,377,494			– 0	–	80,446,104
Energy	40,482,093		24,809,652			– 0	–	65,291,745
Health Care	41,158,580		11,624,104			– 0	–	52,782,684
Industrials	31,933,710		17,837,481			– 0	–	49,771,191
Consumer Staples	20,565,662		16,910,663			– 0	–	37,476,325
Materials	14,132,362		17,163,983			– 0	–	31,296,345
Telecommunication Services	5,823,952		6,677,716			– 0	–	12,501,668
Utilities	8,757,105		3,354,066			– 0	–	12,111,171
Investment Companies	132,524,426		– 0	–		– 0	–	132,524,426
Short-Term Investments	9,875,367		– 0	–		– 0	–	9,875,367

Total Investments in Securities	470,102,793		190,959,865	+		– 0	–	661,062,658
Other Financial Instruments*:
Assets:
Futures Contracts	53,085		– 0	–		– 0	–	53,085	#
Forward Currency Exchange Contracts	– 0	–	1,013,205			– 0	–	1,013,205
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(1,110,633)			– 0	–	(1,110,633)

Total	$470,155,878		$190,862,437		$	– 0	–	$661,018,315

92	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Tax-Managed Balanced Wealth Strategy
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Municipal Obligations	$	– 0	–	$94,427,993		$3,920,243		$98,348,236
Common Stocks:
Financials		5,216,060		5,307,434		– 0	–	10,523,494
Information Technology		7,741,685		1,802,311		– 0	–	9,543,996
Consumer Discretionary		5,806,182		3,445,752		– 0	–	9,251,934
Energy		4,813,644		2,894,837		– 0	–	7,708,481
Health Care		4,674,659		1,292,399		– 0	–	5,967,058
Industrials		3,636,659		1,900,489		– 0	–	5,537,148
Consumer Staples		2,160,737		1,919,494		– 0	–	4,080,231
Materials		1,683,828		1,825,234		– 0	–	3,509,062
Telecommunication Services		716,289		806,688		– 0	–	1,522,977
Utilities		792,390		422,181		– 0	–	1,214,571
Investment Companies		26,726,133		– 0	–	– 0	–	26,726,133

Total Investments in Securities		63,968,266		116,044,812	+	3,920,243		183,933,321
Other Financial Instruments*:
Assets:
Futures Contracts		6,132		– 0	–	– 0	–	6,132 #
Forward Currency Exchange Contracts		– 0	–	146,717		– 0	–	146,717
Interest Rate Swap Contracts		– 0	–	69,031		– 0	–	69,031
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(152,853)		– 0	–	(152,853)
Interest Rate Swap Contracts		– 0	–	(16,778)		– 0	–	(16,778)

Total		$63,974,398		$116,090,929		$3,920,243		$183,985,570

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	93

Notes to Financial Statements

Tax-Managed Conservative Wealth Strategy
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Municipal Obligations	$	– 0	–	$58,102,034		$365,061		$58,467,095
Common Stocks:
Financials		1,378,652		1,451,588		– 0	–	2,830,240
Information Technology		2,111,735		461,991		– 0	–	2,573,726
Consumer Discretionary		1,615,216		915,676		– 0	–	2,530,892
Energy		1,315,816		815,877		– 0	–	2,131,693
Health Care		1,294,953		376,986		– 0	–	1,671,939
Industrials		1,025,813		569,267		– 0	–	1,595,080
Consumer Staples		685,989		540,207		– 0	–	1,226,196
Materials		461,417		495,012		– 0	–	956,429
Telecommunication Services		198,513		219,225		– 0	–	417,738
Utilities		276,939		119,494		– 0	–	396,433
Warrants		– 0	–	– 0	–	25,979		25,979
Investment Companies		8,331,192						8,331,192
Short-Term Investments		1,818,678		– 0	–	– 0	–	1,818,678

Total Investments in Securities		20,514,913		64,067,357	+	391,040		84,973,310
Other Financial Instruments*:
Assets:
Futures Contracts		3,066		– 0	–	– 0	–	3,066 #
Forward Currency Exchange Contracts		– 0	–	42,570		– 0	–	42,570
Interest Rate Swap Contracts		– 0	–	28,482		– 0	–	28,482
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(43,526)		– 0	–	(43,526)
Interest Rate Swap Contracts		– 0	–	(167,091)		– 0	–	(167,091)

Total		$20,517,979		$63,927,792		$391,040		$84,836,811

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Strategy’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

94	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

Tax-Managed Wealth Appreciation Strategy	Energy			Total
Balance as of 8/31/11		$199,793			$199,793
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		– 0	–		– 0	–
Purchases		– 0	–		– 0	–
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		(199,793)			(199,793)

Balance as of 2/29/12	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 2/29/12*	$	– 0	–	$	– 0	–

Tax-Managed Balanced Wealth Strategy	Municipal Obligations			Energy			Interest Rate Swap Contract
Balance as of 8/31/11	$	– 0	–		$54,888			$16,036
Accrued discounts/(premiums)		(134,275)			– 0	–		– 0	–
Realized gain (loss)		27			– 0	–		16,563
Change in unrealized appreciation/depreciation		158,840			– 0	–		(16,036)
Purchases		101,518			– 0	–		– 0	–
Sales		(75,000)			– 0	–		– 0	–
Settlements		– 0	–		– 0	–		(16,563)
Transfers in to Level 3		3,869,133			– 0	–		– 0	–
Transfers out of Level 3		– 0	–		(54,888)			– 0	–

Balance as of 2/29/12		$3,920,243		$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 2/29/12*		$158,840		$	– 0	–	$	– 0	–

Total
Balance as of 8/31/11	$70,924
Accrued discounts/(premiums)	(134,275)
Realized gain (loss)	16,590
Change in unrealized appreciation/depreciation	142,804
Purchases	101,518
Sales	(75,000)
Settlements	(16,563)
Transfers in to Level 3	3,869,133
Transfers out of Level 3	(54,888)

Balance as of 2/29/12	$3,920,243

Net change in unrealized appreciation/depreciation from Investments held as of 2/29/12*	$158,840

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	95

Notes to Financial Statements

Tax-Managed Conservative Wealth Strategy	Municipal Obligations			Energy			Warrants
Balance as of 8/31/11	$	– 0	–		$15,369		$	– 0	–
Accrued discounts/(premiums)		(1,390)			– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–		1,378
Change in unrealized appreciation/depreciation		(342)			– 0	–		(3,373)
Purchases		– 0	–		– 0	–		– 0	–
Sales		– 0	–		– 0	–		(8,219)
Transfers in to Level 3		366,793			– 0	–		36,193
Transfers out of Level 3		– 0	–		(15,369)			– 0	–

Balance as of 2/29/12		$365,061		$	– 0	–		$25,979

Net change in unrealized appreciation/depreciation from Investments held as of 2/29/12*		$(342)		$	– 0	–		$(3,373)

	Total
Balance as of 8/31/11	$15,369
Accrued discounts/(premiums)	(1,390)
Realized gain (loss)	1,378
Change in unrealized appreciation/depreciation	(3,715)
Purchases	– 0	–
Sales	(8,219)
Transfers in to Level 3	402,986
Transfers out of Level 3	(15,369)

Balance as of 2/29/12	$391,040

Net change in unrealized appreciation/depreciation from Investments held as of 2/29/12*	$(3,715)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and

96	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategies’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategies are informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Strategy in proportion to each Strategy’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	97

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Tax-Managed Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Conservative Wealth	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) as follows:

Tax-Managed Strategy	Class A	Class B	Class C	Advisor Class
Conservative Wealth	1.20%	1.90%	1.90%	.90%

For the six months ended February 29, 2012, such reimbursement amounted to $104,638 for the Tax-Managed Conservative Wealth Strategy.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $353,362, $46,708 and $18,141 for the Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy, respectively, for the six months ended February 29, 2012.

98	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The Strategies may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategies’ transactions in shares of the Government STIF Portfolio for the six months ended February 29, 2012 is as follows:

Tax-Managed Strategy	Market Value August 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value February 29, 2012 (000)		Dividend Income (000)
Wealth Appreciation	$13,204	$89,256	$92,585	$9,875		$5
Balanced Wealth	3,623	30,174	33,797	– 0	–	1
Conservative Wealth	95	17,538	15,814	1,819		1

The Strategies may invest in the AllianceBernstein Pooling Portfolios—Volatility Management Portfolio (“Volatility Management Portfolio”), an open-end management investment company managed by the Adviser. A summary of the Strategies’ transactions in shares of the Volatility Management Portfolio for the six months ended February 29, 2012 is as follows:

Tax-Managed Strategy	Market Value August 31, 2011 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Unrealized Appreciation (000)	Market Value February 29, 2012 (000)	Dividend Income (000)
Wealth Appreciation	$	– 0	–	$130,113	$560	$2,955	$132,525	$	– 0	–
Balanced Wealth		– 0	–	27,799	1,719	609	26,726		– 0	–
Conservative Wealth		– 0	–	8,486	350	190	8,331		– 0	–

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the six months ended February 29, 2012 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Tax-Managed Strategy	Class A	Class A			Class B	Class C
Wealth Appreciation	$988	$	– 0	–	$1,122	$397
Balanced Wealth	1,693		101		1,953	663
Conservative Wealth	1,784		2		1,125	660

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	99

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended February 29, 2012 amounted to $412,277, $67,300 and $19,489 for the Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy, respectively, of which $0 and $188; $0 and $53; and $2 and $18 were paid, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Strategies’ average daily net assets attributable to Class A shares and 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Payments under the Class A plan are currently limited to .27% of the Tax-Managed Wealth Appreciation Strategy and .30% of the Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy’s average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of the Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 29, 2012, were as follows:

Tax-Managed Strategy	Purchases	Sales
Wealth Appreciation	$365,005,718	$335,383,696
Balanced Wealth	61,290,328	88,716,575
Conservative Wealth	21,589,058	32,993,052

100	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

There were no investment transactions in U.S. government securities during the six months ended February 29, 2012.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation
Tax-Managed Strategy	Appreciation	(Depreciation)
Wealth Appreciation	$89,563,542	$(13,330,031)	$76,233,511
Balanced Wealth	17,849,131	(2,056,422)	15,792,709
Conservative Wealth	5,829,458	(512,601)	5,316,857

1. Derivative Financial Instruments

The Strategies may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategies, as well as the methods in which they may be used are:

•	Futures Contracts

The Strategies may buy or sell futures contracts for investment purposes or for the purpose of hedging their portfolios against adverse effects of potential movements in the market or for investment purposes. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategy may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into a futures contract, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse,

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	101

Notes to Financial Statements

which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended February 29, 2012, the Strategies held futures contracts for hedging purposes.

•	Forward Currency Exchange Contracts

The Strategies may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Strategy has in that particular currency contract.

During the six months ended February 29, 2012, the Strategies held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swap Agreements

The Strategies may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. The Strategies may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below

102	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swap agreements to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategies exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	103

Notes to Financial Statements

Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended February 29, 2012, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy held interest rate swaps for hedging purposes. Tax-Managed Wealth Appreciation Strategy did not hold interest rate swaps during the six months ended February 29, 2012.

Documentation governing the Strategies’ swap transactions may contain provisions for early termination of a swap in the event the net assets of the Strategy decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Strategies’ counterparty has the right to terminate the swap and require the Strategy to pay or receive a settlement amount in connection with the terminated swap transaction. As of February 29, 2012, the Conservative Wealth Strategy had open interest rate swap contracts with contingent features in net liability positions of $151,554. The fair value of assets pledged as collateral by the Strategy for such swap contracts was $234,000 at February 29, 2012. If a trigger event had occurred at February 29, 2012, for those swap contracts in a net liability position, no additional amounts would be required to be posted by the Strategy since the aggregate fair value of the required collateral posted exceeded the settlement amounts of open derivative contracts.

At February 29, 2012, the Strategies had entered into the following derivatives:

Tax-Managed Wealth Appreciation Strategy	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,013,205		Unrealized depreciation of forward currency exchange contracts	$1,110,633

Equity contracts	Receivable/Payable for variation margin on futures contracts	53,085	*

Total		$1,066,290			$1,110,633

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

104	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended February 29, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(135)	$(694,386)

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(79,224)	111,863

Total		$(79,359)	$(582,523)

For the six months ended February 29, 2012, the average monthly principal amount of foreign currency exchange contracts was $104,736,925 and the average monthly original value of futures contracts was $689,420.

Tax-Managed Balanced Wealth Strategy	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$146,717		Unrealized depreciation of forward currency exchange contracts	$152,853

Interest rate contracts	Unrealized appreciation on interest rate swap contracts	69,031		Unrealized depreciation on interest rate swap contracts	16,778

Equity contracts	Receivable/Payable for variation margin on futures contracts	6,132	*

Total		$221,880			$169,631

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	105

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended February 29, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(82,058)	$(71,987)

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	16,563	36,217

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(19,811)	30,012

Total		$(85,306)	$(5,758)

For the six months ended February 29, 2012, the average monthly principal amount of foreign currency exchange contracts was $16,126,538, the average monthly original value of futures contracts was $85,932, and the average monthly notional amount of interest rate swap contracts was $4,031,429.

106	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Tax-Managed Conservative Wealth Strategy	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$42,570		Unrealized depreciation of forward currency exchange contracts	$43,526

Interest rate contracts	Unrealized appreciation on interest rate swap contracts	28,482		Unrealized depreciation on interest rate swap contracts	167,091

Equity contracts	Receivable/Payable for variation margin on futures contracts	3,066	*

Total		$74,118			$210,617

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	107

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended February 29, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(2,443)	$(19,829)

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	2,500	134,099

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(6,499)	9,748

Total		$(6,442)	$124,018

For the six months ended February 29, 2012, the average monthly principal amount of foreign currency exchange contracts was $4,712,243, the average monthly notional amount of interest rate swap contracts was $9,214,286 and the average monthly original value of futures contracts was $29,908.

2. Currency Transactions

The Strategies may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Strategies may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategies may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategies and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategies may also conduct currency exchange

108	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Tax-Managed Wealth Appreciation Strategy
	Shares		Amount
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011

Class A
Shares sold	40,622	198,759	$454,933	$2,394,672

Shares issued in reinvestment of dividends	40,912	39,988	436,534	479,852

Shares converted from Class B	93,498	14,799	1,071,473	179,294

Shares redeemed	(515,581)	(1,884,577)	(5,810,437)	(22,689,401)

Net decrease	(340,549)	(1,631,031)	$(3,847,497)	$(19,635,583)

Class B
Shares sold	3,430	6,995	$37,988	$82,920

Shares issued in reinvestment of dividends	2,061	2,130	21,723	25,193

Shares converted to Class A	(94,953)	(15,071)	(1,071,473)	(179,294)

Shares redeemed	(81,329)	(268,603)	(894,036)	(3,184,803)

Net decrease	(170,791)	(274,549)	$(1,905,798)	$(3,255,984)

Class C
Shares sold	17,760	90,255	$203,357	$1,076,243

Shares issued in reinvestment of dividends	7,357	6,075	77,611	71,995

Shares redeemed	(218,607)	(845,462)	(2,429,374)	(10,070,836)

Net decrease	(193,490)	(749,132)	$(2,148,406)	$(8,922,598)

Advisor Class
Shares sold	10,055,280	13,789,003	$114,385,192	$168,203,504

Shares issued in reinvestment of dividends	272,450	266,705	2,912,492	3,208,460

Shares redeemed	(6,571,487)	(13,057,212)	(74,714,799)	(159,174,133)

Net increase	3,756,243	998,496	$42,582,885	$12,237,831

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	109

Notes to Financial Statements

	Tax-Managed Balanced Wealth Strategy
	Shares		Amount
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011

Class A
Shares sold	108,590	612,302	$1,287,207	$7,410,929

Shares issued in reinvestment of dividends	55,041	200,330	643,303	2,401,177

Shares converted from Class B	254,163	55,731	3,043,520	678,768

Shares redeemed	(1,472,422)	(3,601,195)	(17,424,924)	(43,640,091)

Net decrease	(1,054,628)	(2,732,832)	$(12,450,894)	$(33,149,217)

Class B
Shares sold	15,343	33,656	$184,091	$407,881

Shares issued in reinvestment of dividends	6,412	23,780	74,495	286,373

Shares converted to Class A	(254,121)	(55,663)	(3,043,520)	(678,768)

Shares redeemed	(149,345)	(548,455)	(1,789,618)	(6,645,147)

Net decrease	(381,711)	(546,682)	$(4,574,552)	$(6,629,661)

Class C
Shares sold	43,249	251,256	$517,058	$3,061,227

Shares issued in reinvestment of dividends	14,034	48,982	164,580	591,612

Shares redeemed	(513,368)	(1,254,775)	(6,098,119)	(15,252,377)

Net decrease	(456,085)	(954,537)	$(5,416,481)	$(11,599,538)

Advisor Class
Shares sold	670,608	549,638	$7,938,811	$6,661,024

Shares issued in reinvestment of dividends	6,508	19,825	76,145	238,052

Shares redeemed	(427,375)	(261,375)	(5,025,019)	(3,162,699)

Net increase	249,741	308,088	$2,989,937	$3,736,377

110	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

	Tax-Managed Conservative Wealth Strategy
	Shares		Amount
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011

Class A
Shares sold	174,459	383,247	$1,899,181	$4,240,102

Shares issued in reinvestment of dividends	25,243	90,779	272,902	995,895

Shares converted from Class B	107,135	108,197	1,167,851	1,201,589

Shares redeemed	(824,582)	(1,848,450)	(9,019,870)	(20,458,712)

Net decrease	(517,745)	(1,266,227)	$(5,679,936)	$(14,021,126)

Class B
Shares sold	7,406	7,735	$81,955	$88,119

Shares issued in reinvestment of dividends	2,123	7,882	23,551	88,949

Shares converted to Class A	(104,337)	(105,396)	(1,167,851)	(1,201,589)

Shares redeemed	(67,009)	(306,843)	(751,005)	(3,492,497)

Net decrease	(161,817)	(396,622)	$(1,813,350)	$(4,517,018)

Class C
Shares sold	41,253	142,216	$463,650	$1,618,775

Shares issued in reinvestment of dividends	6,310	19,626	70,081	221,962

Shares redeemed	(229,790)	(643,794)	(2,583,327)	(7,331,646)

Net decrease	(182,227)	(481,952)	$(2,049,596)	$(5,490,909)

Advisor Class
Shares sold	112,479	19,952	$1,228,968	$224,178

Shares issued in reinvestment of dividends	2,374	7,465	25,722	82,053

Shares redeemed	(43,342)	(36,936)	(478,339)	(411,504)

Net increase (decrease)	71,511	(9,519)	$776,351	$(105,273)

For the six months ended February 29, 2012, the Tax-Managed Balanced Wealth Strategy received $5,573 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Strategy’s statement of changes in net assets. Neither the Strategy nor its affiliates were involved in the proceedings or the calculation of the payment.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	111

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategies’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategies’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategies’ investments or reduce the returns of the Strategies. For example, the value of the Strategies’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategies’ investments denominated in foreign currencies, the Strategies’ positions in various foreign currencies may cause the Strategies to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Strategies may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

112	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the six months ended February 29, 2012.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2011 and August 31, 2010 were as follows:

Tax-Managed Wealth Appreciation Strategy	2011	2010
Distributions paid from:
Ordinary income	$7,704,799	$7,907,873

Total taxable distributions	7,704,799	7,907,873

Total distributions paid	$7,704,799	$7,907,873

Tax-Managed Balanced Wealth Strategy	2011	2010
Distributions paid from:
Ordinary income	$1,912,723	$1,175,720

Total taxable distributions	1,912,723	1,175,720
Tax exempt distributions	2,127,768	2,806,573

Total distributions paid	$4,040,491	$3,982,293

Tax-Managed Conservative Wealth Strategy	2011	2010
Distributions paid from:
Ordinary income	$453,831	$268,533

Total taxable distributions	453,831	268,533
Tax exempt distributions	1,143,813	1,374,799

Total distributions paid	$1,597,644	$1,643,332

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	113

Notes to Financial Statements

As of August 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Tax-Managed Strategy	Undistributed Ordinary Income		Accumulated Capital and Other (Losses)(b)	Unrealized Appreciation/ (Depreciation)(c)	Accumulated Earnings/ (Deficit)
Wealth Appreciation	$6,345,631		$(133,183,422)	$22,930,779	$(103,907,012)
Balanced Wealth	883,399	(a)	(17,218,108)	10,644,989	(5,689,720)
Conservative Wealth	266,028	(a)	(3,125,644)	3,740,895	881,279

(a)	Includes tax exempt income as shown below:

Balanced Wealth	$300,456
Conservative Wealth	20,589

(b)

During the fiscal year ended August 31, 2011, the Strategies had capital loss carryforwards: the Tax-Managed Wealth Appreciation Strategy had a net capital loss carryforward of $133,183,422 of which $3,841,277 expires in 2017 and $129,342,145 expires in 2018. This Strategy utilized capital loss carryforwards of $41,814,253 during the fiscal year. The Tax-Managed Balanced Wealth Strategy had a net capital loss carryforward of $17,218,108 which expires in 2018, and this Strategy utilized capital loss carryforwards of $14,942,041 during the fiscal year. The Tax-Managed Conservative Wealth Strategy had a net capital loss carryforward of $3,125,644 which expires in 2018, and this Strategy utilized capital loss carryforwards of $4,877,251 during the fiscal year.

(c)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily attributable to the tax deferral of losses on wash sales and the tax treatment of swap income (loss) accrual, partnership interests, passive foreign investment companies (PFICs) and derivatives.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE I

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

114	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	115

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Wealth Appreciation Strategy
Class A
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.36	$ 10.18	$ 10.35	$ 12.98	$ 15.94	$ 14.00

Income From Investment Operations
Net investment income(a)	.05	.10	.09	.14	.17	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.99	1.20	(.12)	(2.65)	(2.58)	1.93
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	1.04	1.30	(.03)	(2.51)	(2.41)	2.07

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.12)	(.14)	(.12)	(.14)	(.08)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.41)	(.05)

Total dividends and distributions	(.15)	(.12)	(.14)	(.12)	(.55)	(.13)

Net asset value, end of period	$ 12.25	$ 11.36	$ 10.18	$ 10.35	$ 12.98	$ 15.94

Total Return
Total investment return based on net asset value(c)	9.33%	12.74	%*	(.37	)%*	(19.21)%	(15.63)%	14.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,367	$39,441	$51,952	$72,253	$121,356	$144,257
Ratio to average net assets of:
Expenses	1.08	%(d)	1.05	%(e)	1.05	%(e)	1.11%	1.10%	1.14%
Net investment income	.89	%(d)	.82	%(e)	.83	%(e)	1.58%	1.18%	.89%
Portfolio turnover rate	58%	73%	82%	111%	50%	48%

See footnote summary on page 128.

116	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Wealth Appreciation Strategy
Class B
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.14	$ 9.99	$ 10.16	$ 12.70	$ 15.61	$ 13.75

Income From Investment Operations
Net investment income(a)	.01	.01	.01	.07	.07	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.98	1.17	(.11)	(2.59)	(2.54)	1.89
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	.99	1.18	(.10)	(2.52)	(2.47)	1.91

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.03)	(.07)	(.02)	(.03)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.41)	(.05)

Total dividends and distributions	(.04)	(.03)	(.07)	(.02)	(.44)	(.05)

Net asset value, end of period	$ 12.09	$ 11.14	$ 9.99	$ 10.16	$ 12.70	$ 15.61

Total Return
Total investment return based on net asset value(c)	8.95%	11.83	%*	(1.06	)%*	(19.85)%	(16.24)%	13.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,856	$7,297	$9,283	$12,827	$22,322	$31,029
Ratio to average net assets of:
Expenses	1.81	%(d)	1.81	%(e)	1.81	%(e)	1.86%	1.82%	1.86%
Net investment income	.15	%(d)	.07	%(e)	.06	%(e)	.81%	.45%	.14%
Portfolio turnover rate	58%	73%	82%	111%	50%	48%

See footnote summary on page 128.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	117

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Wealth Appreciation Strategy
Class C
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.16	$ 10.00	$ 10.17	$ 12.71	$ 15.62	$ 13.75

Income From Investment Operations
Net investment income(a)	.01	.01	.01	.08	.07	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.98	1.18	(.11)	(2.60)	(2.54)	1.89
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	.99	1.19	(.10)	(2.52)	(2.47)	1.92

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.03)	(.07)	(.02)	(.03)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.41)	(.05)

Total dividends and distributions	(.05)	(.03)	(.07)	(.02)	(.44)	(.05)

Net asset value, end of period	$ 12.10	$ 11.16	$ 10.00	$ 10.17	$ 12.71	$ 15.62

Total Return
Total investment return based on net asset value(c)	8.96%	11.92	%*	(1.06	)%*	(19.84)%	(16.23)%	13.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,183	$22,611	$27,754	$34,643	$57,982	$70,425
Ratio to average net assets of:
Expenses	1.79	%(d)	1.78	%(e)	1.78	%(e)	1.83%	1.81%	1.85%
Net investment income	.18	%(d)	.10	%(e)	.09	%(e)	.84%	.48%	.18%
Portfolio turnover rate	58%	73%	82%	111%	50%	48%

See footnote summary on page 128.

118	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Wealth Appreciation Strategy
Advisor Class
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.42	$ 10.23	$ 10.40	$ 13.07	$ 16.05	$ 14.09

Income From Investment Operations
Net investment income(a)	.07	.14	.12	.17	.22	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.99	1.21	(.12)	(2.68)	(2.61)	1.92
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	1.06	1.35	– 0	–	(2.51)	(2.39)	2.12

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.16)	(.17)	(.16)	(.18)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.41)	(.05)

Total dividends and distributions	(.19)	(.16)	(.17)	(.16)	(.59)	(.16)

Net asset value, end of period	$ 12.29	$ 11.42	$ 10.23	$ 10.40	$ 13.07	$ 16.05

Total Return
Total investment return based on net asset value(c)	9.51%	13.13	%*	(.11	)%*	(19.00)%	(15.41)%	15.09%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$596,899	$511,697	$448,476	$409,753	$346,868	$275,563
Ratio to average net assets of:
Expenses	.78	%(d)	.77	%(e)	.78	%(e)	.82%	.80%	.84%
Net investment income	1.19	%(d)	1.13	%(e)	1.12	%(e)	1.83%	1.52%	1.26%
Portfolio turnover rate	58%	73%	82%	111%	50%	48%

See footnote summary on page 128.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	119

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
	Class A
	Six Months Ended February 29, 2012 (unaudited)		Year Ended August 31,
			2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 11.88		$ 11.29		$ 11.07		$ 11.94	$ 12.86	$ 12.09

Income From Investment Operations
Net investment income(a)	.10		.21		.20		.23	.25	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.65		.63		.22		(.87)	(.92)	.77
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00 (b)	.00 (b)	.00 (b)

Net increase (decrease) in net asset value from operations	.75		.84		.42		(.64)	(.67)	.99

Less: Dividends
Dividends from net investment income	(.08)		(.25)		(.20)		(.23)	(.25)	(.22)

Net asset value, end of period	$ 12.55		$ 11.88		$ 11.29		$ 11.07	$ 11.94	$ 12.86

Total Return
Total investment return based on net asset value(c)	6.32%		7.39	%*	3.76	%*	(5.14)%	(5.26)%	8.26%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$108,743		$115,446		$140,601		$174,795	$209,200	$224,147
Ratio to average net assets of:
Expenses	1.20	%(d)	1.17	%(e)	1.11	%(e)	1.10%	1.08%	1.10%
Net investment income	1.61	%(d)	1.71	%(e)	1.72	%(e)	2.21%	2.03%	1.76%
Portfolio turnover rate	34%		41%		44%		54%	48%	51%

See footnote summary on page 128.

120	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
	Class B
	Six Months Ended February 29, 2012 (unaudited)		Year Ended August 31,
			2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 11.88		$ 11.30		$ 11.08		$ 11.94	$ 12.87	$ 12.10

Income From Investment Operations
Net investment income(a)	.05		.12		.12		.15	.16	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.66		.62		.22		(.85)	(.93)	.77
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00 (b)	.00 (b)	.00 (b)

Net increase (decrease) in net asset value from operations	.71		.74		.34		(.70)	(.77)	.90

Less: Dividends
Dividends from net investment income	(.05)		(.16)		(.12)		(.16)	(.16)	(.13)

Net asset value, end of period	$ 12.54		$ 11.88		$ 11.30		$ 11.08	$ 11.94	$ 12.87

Total Return
Total investment return based on net asset value(c)	6.03%		6.54	%*	3.02	%*	(5.78)%	(6.03)%	7.49%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,900		$19,606		$24,819		$31,658	$44,855	$57,171
Ratio to average net assets of:
Expenses	1.91	%(d)	1.89	%(e)	1.83	%(e)	1.83%	1.81%	1.82%
Net investment income	.90	%(d)	.98	%(e)	1.00	%(e)	1.48%	1.29%	1.03%
Portfolio turnover rate	34%		41%		44%		54%	48%	51%

See footnote summary on page 128.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	121

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
	Class C
	Six Months Ended February 29, 2012 (unaudited)		Year Ended August 31,
			2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 11.92		$ 11.33		$ 11.11		$ 11.97	$ 12.89	$ 12.13

Income From Investment Operations
Net investment income(a)	.05		.12		.12		.15	.17	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.65		.63		.22		(.85)	(.93)	.75
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00 (b)	.00 (b)	.00 (b)

Net increase (decrease) in net asset value from operations	.70		.75		.34		(.70)	(.76)	.89

Less: Dividends
Dividends from net investment income	(.05)		(.16)		(.12)		(.16)	(.16)	(.13)

Net asset value, end of period	$ 12.57		$ 11.92		$ 11.33		$ 11.11	$ 11.97	$ 12.89

Total Return
Total investment return based on net asset value(c)	5.93%		6.62	%*	3.01	%*	(5.76)%	(5.94)%	7.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,899		$43,257		$51,940		$61,986	$76,247	$83,433
Ratio to average net assets of:
Expenses	1.91	%(d)	1.87	%(e)	1.82	%(e)	1.81%	1.79%	1.80%
Net investment income	.91	%(d)	1.00	%(e)	1.02	%(e)	1.50%	1.32%	1.07%
Portfolio turnover rate	34%		41%		44%		54%	48%	51%

See footnote summary on page 128.

122	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
	Advisor Class
	Six Months Ended February 29, 2012 (unaudited)		Year Ended August 31,
			2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 11.89		$ 11.31		$ 11.08		$ 11.95	$ 12.88	$ 12.11

Income From Investment Operations
Net investment income(a)	.11		.25		.23		.26	.30	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.67		.61		.23		(.86)	(.94)	.77
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00 (b)	.00 (b)	.00 (b)

Net increase (decrease) in net asset value from operations	.78		.86		.46		(.60)	(.64)	1.03

Less: Dividends
Dividends from net investment income	(.09)		(.28)		(.23)		(.27)	(.29)	(.26)

Net asset value, end of period	$ 12.58		$ 11.89		$ 11.31		$ 11.08	$ 11.95	$ 12.88

Total Return
Total investment return based on net asset value(c)	6.57%		7.59	%*	4.16	%*	(4.85)%	(5.05)%	8.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,385		$17,257		$12,919		$8,687	$8,927	$10,326
Ratio to average net assets of:
Expenses	.91	%(d)	.87	%(e)	.82	%(e)	.80%	.78%	.79%
Net investment income	1.92	%(d)	2.02	%(e)	2.06	%(e)	2.50%	2.34%	2.07%
Portfolio turnover rate	34%		41%		44%		54%	48%	51%

See footnote summary on page 128.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	123

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Conservative Wealth Strategy
Class A
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.94	$ 10.59	$ 10.44	$ 11.01	$ 11.83	$ 11.51

Income From Investment Operations
Net investment income(a)(f)	.07	.16	.18	.22	.24	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.39	.39	.14	(.52)	(.42)	.47
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	.46	.55	.32	(.30)	(.18)	.70

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.20)	(.17)	(.23)	(.24)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	(.40)	(.15)

Total dividends and distributions	(.06)	(.20)	(.17)	(.27)	(.64)	(.38)

Net asset value, end of period	$ 11.34	$ 10.94	$ 10.59	$ 10.44	$ 11.01	$ 11.83

Total Return
Total investment return based on net asset value(c)	4.27%	5.19%	3.07%	(2.57)%	(1.65)%	6.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$50,142	$54,035	$65,732	$73,643	$82,615	$85,786
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.20	%(d)	1.20	%(e)	1.20	%(e)	1.20%	1.20%	1.20%
Expenses, before waivers/reimbursements	1.44	%(d)	1.35	%(e)	1.27	%(e)	1.25%	1.24%	1.26%
Net investment income(f)	1.33	%(d)	1.49	%(e)	1.63	%(e)	2.23%	2.10%	1.93%
Portfolio turnover rate	26%	37%	41%	48%	65%	59%

See footnote summary on page 128.

124	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Conservative Wealth Strategy
Class B
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.23	$ 10.86	$ 10.70	$ 11.27	$ 12.10	$ 11.76

Income From Investment Operations
Net investment income(a)(f)	.04	.09	.10	.16	.16	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.39	.40	.15	(.54)	(.44)	.48
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	.43	.49	.25	(.38)	(.28)	.63

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.12)	(.09)	(.15)	(.15)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	(.40)	(.15)

Total dividends and distributions	(.04)	(.12)	(.09)	(.19)	(.55)	(.29)

Net asset value, end of period	$ 11.62	$ 11.23	$ 10.86	$ 10.70	$ 11.27	$ 12.10

Total Return
Total investment return based on net asset value(c)	3.86%	4.46%	2.35%	(3.25)%	(2.42)%	5.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,151	$7,758	$11,813	$16,376	$24,534	$32,293
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90	%(d)	1.90	%(e)	1.90	%(e)	1.90%	1.90%	1.90%
Expenses, before waivers/reimbursements	2.18	%(d)	2.07	%(e)	1.99	%(e)	1.98%	1.97%	1.98%
Net investment income(f)	.64	%(d)	.78	%(e)	.92	%(e)	1.54%	1.40%	1.22%
Portfolio turnover rate	26%	37%	41%	48%	65%	59%

See footnote summary on page 128.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	125

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Conservative Wealth Strategy
Class C
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.24	$ 10.88	$ 10.71	$ 11.28	$ 12.11	$ 11.77

Income From Investment Operations
Net investment income(a)(f)	.04	.09	.10	.16	.16	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40	.39	.16	(.54)	(.44)	.48
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	.44	.48	.26	(.38)	(.28)	.63

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.12)	(.09)	(.15)	(.15)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	(.40)	(.15)

Total dividends and distributions	(.04)	(.12)	(.09)	(.19)	(.55)	(.29)

Net asset value, end of period	$ 11.64	$ 11.24	$ 10.88	$ 10.71	$ 11.28	$ 12.11

Total Return
Total investment return based on net asset value(c)	3.95%	4.37%	2.44%	(3.25)%	(2.42)%	5.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,254	$22,580	$27,088	$30,079	$36,443	$33,937
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90	%(d)	1.90	%(e)	1.90	%(e)	1.90%	1.90%	1.90%
Expenses, before waivers/reimbursements	2.15	%(d)	2.05	%(e)	1.97	%(e)	1.96%	1.95%	1.96%
Net investment income(f)	.63	%(d)	.79	%(e)	.93	%(e)	1.53%	1.40%	1.24%
Portfolio turnover rate	26%	37%	41%	48%	65%	59%

See footnote summary on page 128.

126	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Conservative Wealth Strategy
Advisor Class
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.96	$ 10.61	$ 10.46	$ 11.03	$ 11.85	$ 11.53

Income From Investment Operations
Net investment income(a)(f)	.09	.20	.21	.25	.28	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.39	.38	.14	(.52)	(.43)	.48
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	.48	.58	.35	(.27)	(.15)	.74

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.23)	(.20)	(.26)	(.27)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	(.40)	(.15)

Total dividends and distributions	(.07)	(.23)	(.20)	(.30)	(.67)	(.42)

Net asset value, end of period	$ 11.37	$ 10.96	$ 10.61	$ 10.46	$ 11.03	$ 11.85

Total Return
Total investment return based on net asset value(c)	4.43%	5.51%	3.37%	(2.27)%	(1.36)%	6.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,909	$4,913	$4,859	$5,423	$5,693	$7,531
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90	%(d)	.90	%(e)	.90	%(e)	.90%	.90%	.90%
Expenses, before waivers/reimbursements	1.15	%(d)	1.05	%(e)	.97	%(e)	.95%	.95%	.96%
Net investment income(f)	1.62	%(d)	1.79	%(e)	1.93	%(e)	2.54%	2.41%	2.24%
Portfolio turnover rate	26%	37%	41%	48%	65%	59%

See footnote summary on page 128.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	127

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Net of fees and expenses waived/reimbursed by the Adviser.

*	Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance for the Tax-Managed Wealth Appreciation Strategy for the years ended August 31, 2011 and August 31, 2010 by 0.01% and 0.01%, respectively, and of Tax-Managed Balanced Wealth Strategy for the years ended August 31, 2011 and August 31, 2010 by 0.01% and 0.04%, respectively.

See notes to financial statements.

128	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

TRUSTEES

William H. Foulk, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Thomas J. Fontaine(2), Vice President

Dokyoung Lee(2), Vice President

Seth J. Masters(2), Vice President

Christopher H. Nikolich(2), Vice President

Patrick J. Rudden(2) , Vice President Emilie D. Wrapp, Clerk Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Fontaine, Lee, Masters, Nikolich and Rudden are the members of the Adviser’s Multi-Asset Solutions Team primarily responsible for the day-to-day management of each Strategy’s portfolio.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	129

Trustees

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy2 (each a “Strategy” and collectively the “Strategies”),3 prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The investment objective of the Strategies is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategies seek to maximize after-tax returns by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on shareholders as well as investing their debt portion in tax-exempt securities. The Adviser utilizes separate portfolio accounts (or “portfolio sleeves”) to manage the equity and fixed income (tax-exempt) securities of Tax-Managed Balanced Wealth Strategy, Tax-Managed Wealth Appreciation Strategy and Tax-Managed Conservative Wealth Strategy.4 Each portfolio sleeve is managed according to the investment style/asset class of the portfolio securities held within the sleeve.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the information in the fee evaluation was completed on July 21, 2011 and discussed with the Board of Trustees on August 2-4, 2011.

2	Formerly known as Tax-Managed Wealth Preservation Strategy.

3	Future references to the Strategies do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

4	To cite an example, Tax-Managed Balanced Wealth Strategy is managed using separate sleeves for Intermediate Municipal, U.S. Growth, U.S. Value, Non-U.S. Growth and Non-U.S. Value.

130	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., 130 U.S. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

Category	Advisory Fees[6]	Net Assets 6/30/11 ($MIL)	Strategy
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$212.7	Tax-Managed Balanced Wealth

Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$646.5	Tax-Managed Wealth Appreciation

Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$95.5	Tax-Managed Conservative Wealth

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

6	The advisory fees for the Strategies are based on a percentage of the average daily net assets of the Strategies and paid on a monthly basis.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	131

With respect to Tax-Managed Wealth Appreciation Strategy, the Strategy’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Strategy. To date, the Trustees have not authorized reimbursement payments pending further review.

With respect to Tax-Managed Conservative Wealth Strategy, the Adviser has agreed to reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s fiscal year. The agreement for such reimbursement is terminable by the Adviser at the end of the Strategy’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. In addition, set forth below is the gross expense ratio of the Strategy for the most recent semi-annual period7:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[8] (2/28/11)	Fiscal Year End
Tax-Managed Conservative Wealth Strategy	Advisor Class A Class B Class C	0.90% 1.20% 1.90% 1.90%	1.00% 1.30% 2.03% 2.01%	August 31 (ratios as of February 28, 2011)

Set forth below are Tax-Managed Balanced Wealth and Tax-Managed Wealth Appreciation Strategy’s total expense ratios for the most recent semi-annual period7:

Strategy	Total Expense Ratio (2/28/11)[8]			Fiscal Year End
Tax-Managed Balanced Wealth Strategy	Advisor Class A Class B Class C	0.84 1.14 1.86 1.85	% % % %	August 31 (ratios as of February 28, 2011)

Tax-Managed Wealth Appreciation Strategy	Advisor Class A Class B Class C	0.77 1.03 1.80 1.77	% % % %	August 31 (ratios as of February 28, 2011)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to

7	Semi-annual total expense ratios are unaudited.

8	Annualized

132	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.9 With respect to the Strategies, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment styles as the Strategies.

The Adviser represented that it does not sub-advise any registered investment companies with a substantially similar investment style as any of the Strategies.

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	133

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included each Strategy’s ranking with respect to the contractual management fee relative to the median of the Strategy’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Strategy.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EG for Tax-Managed Wealth Appreciation Strategy had an insufficient number of peers. Consequently, Lipper expanded the Strategy’s EG to include peers that have a similar but not the same Lipper investment classification/objective as the Strategy.

Strategy	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	Rank
Tax-Managed Balanced Wealth Strategy	0.550	0.736	1/10
Tax-Managed Wealth Appreciation Strategy[13]	0.650	0.837	1/12
Tax-Managed Conservative Wealth Strategy	0.550	0.655	2/10

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.

13	The Strategy’s EG includes the Strategy, six other Global Large-Cap Core funds (“GLCC”), one Global Large-Cap Value (“GLCV”) and four Global Large-Cap Growth funds (“GLCG”).

134	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

However, because Lipper had expanded the EG of Tax-Managed Wealth Appreciation Strategy, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.14 A “normal” EU will include funds that have the same investment classification/objective as the subject Strategy.

Set forth below is a comparison of the Strategies’ total expense ratios and the medians of the Strategies’ EG and EU. The Strategies’ total expense ratio rankings are also shown.

Strategy	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Tax-Managed Balanced Wealth Strategy	1.111	1.233	3/10	1.143	16/36
Tax-Managed Wealth Appreciation Strategy[16]	1.055	1.414	1/12	1.400	5/41
Tax-Managed Conservative Wealth Strategy	1.199	1.150	8/10	1.105	21/24

Based on this analysis, except for Tax-Managed Wealth Appreciation Strategy, which has equally favorable rankings, the Strategies have a more favorable ranking on a management fee basis than a total expense basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year Class A share total expense ratio.

16	The Strategy’s EU includes the Strategy, the EG, and all other retail front-end GLCC, GLCV and GLCG, excluding outliers.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	135

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Strategies decreased during calendar year 2010, relative to 2009.17

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Tax-Managed Balanced Wealth Strategy	$28,214
Tax-Managed Wealth Appreciation Strategy	$7,865
Tax-Managed Conservative Wealth Strategy	$19,144

17	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with respect to the Strategies.

136	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Tax-Managed Balanced Wealth Strategy	$1,377,736	$34,640
Tax-Managed Wealth Appreciation Strategy	$635,812	$12,998
Tax-Managed Conservative Wealth Strategy	$655,068	$11,859

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee
Tax-Managed Balanced Wealth Strategy	$133,721
Tax-Managed Wealth Appreciation Strategy	$138,436
Tax-Managed Conservative Wealth Strategy	$54,839

The Tax-Managed Wealth Strategies effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Strategies’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Strategies is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Strategies. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Strategies and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	137

increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant retained by the Senior Officer, provided the Board of Trustees an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $461 billion as of June 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

19	The Deli study was originally published in 2002 based on 1997 data.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

138	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings22 of the Strategies relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended May 31, 2011.24

Strategy	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed Balanced Wealth Strategy
1 year	12.40	19.14	18.68	10/10	82/82
3 year	1.53	4.33	3.25	7/10	63/76
5 year	2.94	4.43	4.69	8/9	60/66
10 year	2.07	4.05	4.44	8/9	36/38

Tax-Managed Wealth Appreciation Strategy
1 year	23.39	28.53	28.92	7/7	19/22
3 year	-3.50	-1.80	-1.26	7/7	19/21
5 year	0.28	3.92	4.10	7/7	18/19

Tax-Managed Conservative Wealth Strategy
1 year	7.95	16.28	13.59	10/10	80/83
3 year	1.66	5.30	4.50	10/10	70/76
5 year	2.80	5.78	5.01	8/8	61/64
10 year	2.98	4.92	4.65	4/5	17/20

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Strategies (in bold)25 versus their benchmarks.26

22	The performance returns and rankings of the Strategies are for the Strategies’ Class A shares. It should be noted that performance returns of the Strategies were provided by Lipper.

23	A Strategy’s PG/PU may not necessarily be identical to its respective EG/EU. Strategies with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, PGs/PUs only include funds of the same Lipper investment classification/objective as the Strategies, in contrast to certain of the Strategies’ EGs/EUs, which may include strategies of similar but not the same investment classification/objective.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classification/objective at a different point in time.

25	The performance returns and risk measures shown in the table are for the Class A shares of the Strategies.

26	The Adviser provided Strategy and benchmark performance return information for periods through May 31, 2011.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	139

	Periods Ending May 31, 2011 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed Balanced Wealth Strategy	12.39	1.53	2.94	2.07	6.16
50% S&P 500 / 50% Barclays Capital 5 Year GO Muni Bond Index	15.01	3.92	4.84	4.07	7.20
S&P 500 Stock Index	25.95	0.91	3.32	2.64	8.44
Barclays Capital 5 Year GO Muni Bond Index[27]	4.32	5.76	5.51	4.78	5.28
Inception Date: May 4, 1992

Tax-Managed Wealth Appreciation Strategy	23.39	-3.50	0.28	N/A	4.54
70% S&P 500 / 30% MSCI EAFE Net Index	27.45	-0.52	2.92	N/A	7.01
S&P 500 Index	25.95	0.91	3.32	N/A	5.69
MSCI EAFE Net Index	30.69	-4.12	1.73	N/A	9.02
Inception Date: September 2, 2003

Tax-Managed Conservative Wealth Strategy	7.95	1.66	2.80	2.98	5.18
70% Barclays Capital 5 Year GO Muni / 30% S&P 500 Index	10.70	4.80	5.21	4.44	6.50
Barclays Capital 5 Year GO Muni Bond Index	4.32	5.76	5.51	4.78	5.28
S&P 500 Index	25.95	0.91	3.32	2.64	8.44
Inception Date: May 4, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 30, 2011

27	Since inception return is from the nearest month end after the Fund’s actual inception date.

140	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	141

AllianceBernstein Family of Funds

NOTES

142	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

NOTES

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	143

NOTES

144	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TMW-0152-0212

SEMI-ANNUAL REPORT

AllianceBernstein Wealth Strategies

Wealth Appreciation Strategy

Balanced Wealth Strategy

Conservative Wealth Strategy

February 29, 2012

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

April 18, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Wealth Strategies (the “Strategies”, and individually a “Strategy”) for the semi-annual reporting period ended February 29, 2012.

The Strategies invest in a combination of Portfolios (the “Underlying Portfolios”) of the AllianceBernstein Pooling Portfolios (the “Trust”) representing a variety of asset classes and investment styles.

Effective December 31, 2011, the Global Core Bond Underlying Portfolio changed its name from the Intermediate Duration Bond Underlying Portfolio, eliminated its policy of limiting its investments in debt securities denominated in currencies other than the U.S. dollar to 20% of its total assets, and adopted non-fundamental policies to invest at least 40% of its assets in securities of non-U.S. issuers. The performance information shown includes periods prior to implementation of these changes and may not be representative of performance the Portfolio will achieve under its new policies. The Underlying Portfolio’s broad-based index used for comparison purposes has changed from the Barclays Capital (“BC”) U.S. Aggregate Bond Index to the BC Global Aggregate Bond Index (U.S. dollar hedged) because the new index more closely resembles its investments.

AllianceBernstein Wealth Appreciation Strategy

Investment Objective and Policies

AllianceBernstein Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by AllianceBernstein L.P. (the “Adviser”). By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies the Strategy between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the Strategy’s targeted blend, for its equity investments, is an equal weighting of growth and value style Underlying Portfolios (50% each).

In addition to blending growth and value styles, the Strategy blends each style component across Underlying Portfolios that invest in U.S. and non-U.S. companies and various capitalization ranges. Within each of the growth and value components, the Strategy’s targeted blend is approximately 60% in Underlying Portfolios that invest in U.S. companies and the remaining 40% in Underlying Portfolios that invest in non-U.S. companies. The Strategy invests approximately 20% of its assets in the Volatility Management Underlying Portfolio,

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	1

which is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Volatility Management Underlying Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

The Adviser will allow the relative weightings of the Strategy’s investments in growth and value and U.S. and non-U.S. Underlying Portfolios to vary in response to market conditions, but ordinarily only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment component are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

Effective January 1, 2012, the Strategy’s secondary benchmark changed to the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex U.S. from the MSCI Europe, Australasia, Far

East (“EAFE”) Index and its composite benchmark changed from 70% Standard & Poor’s (“S&P”) 500 Index/30% MSCI EAFE Index to 60% S&P 500 Index/40% MSCI ACWI ex U.S.

AllianceBernstein Balanced Wealth Strategy

Investment Objective and Policies

AllianceBernstein Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 65% of Underlying Portfolios that invest primarily in equity securities and 35% of Underlying Portfolios that invest primarily in debt securities with a goal of providing moderate upside potential without excessive volatility. An investment in the Multi-Asset Real Return Underlying Portfolio is treated

2	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

as 100% equity for the purpose of these allocations.

Within the Strategy’s equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value-style stocks (50% each), with approximately 60% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 40% in Underlying Portfolios that invest in non-U.S. companies. The Strategy invests approximately 20% of its assets in the Volatility Management Underlying Portfolio, which is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Volatility Management Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to change in response to market conditions, but ordinarily, only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

The Underlying Portfolios’ fixed income securities will primarily be investment-grade debt securities, but are expected to include lower-rated securities (“junk bonds”) and preferred stock. The Strategy will not invest more than 25% of its total assets in Underlying Portfolios investing in securities rated, at the time of purchase, below investment-grade.

Effective January 1, 2012, the Strategy’s composite benchmark changed from 60% S&P 500 Index/40% BC U.S. Aggregate Bond Index to 65% S&P 500 Index/35% BC U.S. Aggregate Bond Index.

AllianceBernstein Conservative Wealth Strategy

Investment Objective and Policies

AllianceBernstein Conservative Wealth Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy seeks to achieve its objective by investing in a combination of portfolios of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	3

as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 35% in Underlying Portfolios that invest primarily in equity securities and 65% in Underlying Portfolios that invest in debt securities with a goal of providing reduced volatility and modest upside potential. An investment in the Multi-Asset Real Return Underlying Portfolio is treated as 100% equity for the purpose of these allocations.

Within the Strategy’s equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest in growth and value-style stocks (50% each), with approximately 60% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 40% in Underlying Portfolios that invest in non-U.S. companies. The Strategy invests approximately 12% of its assets in the Volatility Management Underlying Portfolio, which is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Volatility Management Underlying Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, this

Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to change in response to market conditions, but ordinarily only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blends. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

All fixed income securities of the Underlying Portfolios in which the Strategy invests will be of investment-grade at the time of purchase. In the event that the rating of any security held by the Underlying Portfolios falls below investment-grade, the Strategy will not be obligated to dispose of its investment in such Underlying Portfolio and may continue to hold such investment if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

4	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Effective January 1, 2012, the Strategy’s primary benchmark changed from the S&P 500 Index to the BC U.S. Aggregate Bond Index. Its secondary benchmark changed from the BC U.S. Aggregate Bond Index to the S&P 500 Index. Its composite benchmark changed from 30% S&P 500 Index/70% BC U.S. Aggregate Bond Index to 35% S&P 500 Index/ 65% BC U.S. Aggregate Bond Index.

Investment Results

The tables on pages 10-12 show performance for each Strategy compared to its respective benchmarks for the six- and 12-month periods ended February 29, 2012. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 13. Additional performance for the Underlying Portfolios may be found on pages 20-23.

For the six-month period ended February 29, 2012, all three Strategies gained in absolute terms, but only the Conservative Wealth Strategy outperformed its primary benchmark, the BC U.S. Aggregate Bond Index, before sales charges. The Wealth Appreciation Strategy and Balanced Wealth Strategy both underperformed their primary benchmark, the S&P 500 Index. All Strategies underperformed their composite benchmarks. The performance of the individual sleeves benchmarks was mostly positive, with only the International Growth Underlying Portfolio posting negative returns. In the recent rally, the Multi-Asset Real Return, Volatility Management, International Growth and U.S. Value Underlying Portfolios proved to be comparative laggards while the U.S. Large Cap Growth, International Value, Small-Mid Cap Growth and Small-Mid Cap Value Underlying Portfolios outperformed their respective benchmarks across all three Strategies. The Bond Inflation Protection and Short Duration Bond Underlying Portfolios outperformed in the Conservative Wealth Strategy, as well. The High-Yield Underlying Portfolio underperformed in the Balanced Wealth Strategy. The Global Core Bond Underlying Portfolio underperformed its benchmark for both the Balanced Wealth and Conservative Wealth Strategies.

In the 12-month period ended February 29, 2012, all three Strategies underperformed their primary and composite benchmarks, before sales charges. The performance of the individual equity Underlying Portfolios against their style benchmarks was broadly negative amid the large global equities sell-off in 2011, with only the Small-Mid Cap Growth and Multi-Asset Real Return Underlying Portfolios outperforming their benchmarks, although Multi-Asset Real Return Underlying Portfolio declined in absolute terms. The U.S. Value, Small-Mid Cap Value and the Volatility Management Underlying Portfolios declined and underperformed their benchmarks, while the U.S. Large Cap Growth Underlying Portfolio rose in absolute terms but underperformed its benchmark. The International Value and International Growth Underlying Portfolios posted significant negative returns, detracting most heavily from overall performance. The Bond Inflation Protection and Short Duration Bond Underlying Portfolios outperformed their benchmarks

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	5

modestly for the Conservative Wealth Strategy. The High-Yield Underlying Portfolio underperformed its benchmark in the Balanced Wealth Strategy. The Global Core Bond Underlying Portfolio outperformed its benchmark in both Strategies.

The following Underlying Portfolios utilized derivatives for the six- and 12-month periods ended February 29, 2012: International Value, International Growth, Short Duration Bond, Global Core Bond, Bond Inflation Protection, High-Yield, Multi-Asset Real Return and Volatility Management. For more information regarding derivative exposure and the effect it had on performance for these Underlying Portfolios, please see the semi-annual and annual reports for the Pooling Portfolios.

Market Review and Investment Strategy

Global equity markets fell in March 2011 as oil prices rose and the earthquake, tsunami and nuclear disaster triggered a sharp drop in Japanese equities. Performance deteriorated again in the second quarter on the European sovereign debt crisis, supply chain disruption concerns following the disasters in Japan and the U.S. deficit, and then plunged in the third quarter as investors were unnerved by further deteriorating macroeconomic conditions and the inability of policymakers to find credible solutions to deal with them. Global equities rose sharply in the fourth quarter as the rescue plan put forth by European leaders in October—subsequently deemed to be insufficient to resolve the two year old crisis—sparked a large recovery, and then in the final weeks of December the European Central Bank injected significant amounts of liquidity into the undercapitalized European banking system bringing about a late-year rally. Global equities rose strongly in the first two months of 2012, as 2011’s year-end rally continued into 2012. The period saw stronger-than-expected global macroeconomic data points and increased investor risk appetite due to encouraging developments surrounding the European sovereign debt crisis and a second Greek bailout.

Although the macro picture is as uncertain as it has been for some time, the Multi-Asset Solution Team (the “Team”) believes positive economic data points and improving earnings fundamentals are likely to boost equity market returns in 2012. The Team also sees significant outperformance potential in high-growth stocks, which haven’t traded at such a low premium in decades, and in attractively valued stocks, which are of unusually high quality. Each Strategy’s style sleeves, in the Team’s view, are accordingly positioned to capture these opportunities.

The Value Team has been taking advantage of the indiscriminate sell-off among economically sensitive stocks to add to energy, technology and consumer names where research indicates a high degree of conviction in their upside potential, while also seeking opportunities across industries and regions by focusing on dislocations induced by the recession. The Value Team expects these companies to perform well even if economic growth

6	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

remains muted, because they benefit from leaner cost structures, solid competitive advantages and/or restructurings that are just beginning to bear fruit. The Growth Team maintains its disciplined investment approach of finding stocks that offer strong, sustainable earnings growth potential and superior positive earnings revisions. The Growth Team has concentrated its holdings on companies that have strong market share, strong pricing power and high reinvestment rates, as well as those that are gaining from strong secular growth trends. Lastly, the Fixed Income Team significantly reduced risk in the second half of 2011, moving portfolios closer to their benchmarks. Specifically, they have meaningfully reduced the overweight in investment-grade corporate debt and cut exposure to financials. The investment-grade corporate positions, in the Fixed Income Team’s view, are well diversified in order to minimize idiosyncratic risk.

The Multi-Asset Solution Team remains focused on a long-term strategy: combining low correlation asset classes, blending growth and value investment styles, globalizing its holdings and ensuring the Underlying Portfolios are aligned with their strategic asset allocation targets over time through a disciplined rebalancing process.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	7

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategies will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged S&P 500® Index, MSCI ACWI ex U.S. and the BC U.S. Aggregate Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BC U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The MSCI ACWI ex U.S. (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

A Word About Risk

The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Conservative Wealth Strategy will include both equity and fixed-income securities. Price fluctuation in the Underlying Portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings.

Market Risk: The value of the Strategy’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Interest Rate Risk: (Balanced Wealth and Conservative Wealth Strategies) Changes in interest rates will affect the value of the Strategy’s investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Credit Risk: (Balanced Wealth and Conservative Wealth Strategies) The issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Foreign (Non-U.S.) Risk: The Strategies’ investments in Underlying Portfolios that invest in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies by Underlying Portfolios may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets, or financial resources.

These risks are more fully discussed in the Strategies’ prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	9

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 29, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Wealth Appreciation Strategy
Class A	8.90%	-3.60%

Class B*	8.47%	-4.31%

Class C	8.57%	-4.29%

Advisor Class**	9.07%	-3.34%

Class R**	8.72%	-4.03%

Class K**	8.89%	-3.69%

Class I**	9.06%	-3.39%

Primary Benchmark: S&P 500 Index	13.31%	5.12%

Secondary Benchmark: MSCI ACWI ex U.S.	3.97%	-6.10%

Composite Benchmark: 60% S&P 500 Index/40% MSCI ACWI ex U.S.	9.55%	0.57%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 8-9.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 29, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Balanced Wealth Strategy
Class A	6.76%	0.11%

Class B*	6.28%	-0.73%

Class C	6.36%	-0.57%

Advisor Class**	6.84%	0.33%

Class R**	6.48%	-0.27%

Class K**	6.79%	0.10%

Class I**	6.85%	0.32%

Primary Benchmark: S&P 500 Index	13.31%	5.12%

Secondary Benchmark: BC U.S. Aggregate Bond Index	2.73%	8.37%

Composite Benchmark: 65% S&P 500 Index/35% BC U.S. Aggregate Bond Index	9.74%	6.58%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	11

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 29, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Conservative Wealth Strategy
Class A	3.72%	1.96%

Class B*	3.32%	1.12%

Class C	3.34%	1.14%

Advisor Class**	3.88%	2.27%

Class R**	3.43%	1.51%

Class K**	3.63%	1.85%

Class I**	3.88%	2.24%

Primary Benchmark: BC U.S. Aggregate Bond Index	2.73%	8.37%

Secondary Benchmark: S&P 500 Index	13.31%	5.12%

Composite Benchmark: 65% BC U.S. Aggregate Bond Index/35% S&P 500 Index	6.56%	7.55%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 8-9.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

EACH UNDERLYING PORTFOLIO* VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2012	Returns
	6 Months	12 Months
AllianceBernstein U.S. Value Portfolio	12.42%	-0.70%

Russell 1000 Value Index	12.84%	2.18%

AllianceBernstein U.S. Large Cap Growth Portfolio	15.09%	3.03%

Russell 1000 Growth Index	13.76%	7.62%

AllianceBernstein International Value Portfolio	5.42%	-12.66%

Current Benchmark: MSCI ACWI ex U.S.	3.97%	-6.10%

Prior Benchmark: MSCI EAFE Index (net)	4.13%	-7.45%

AllianceBernstein International Growth Portfolio	-1.18%	-8.88%

Current Benchmark: MSCI ACWI ex U.S.	3.97%	-6.10%

MSCI ACWI ex U.S. Growth	2.69%	-5.18%

Prior Benchmark: MSCI EAFE Index (net)	4.13%	-7.45%

MSCI EAFE Growth Index	3.62%	-5.04%

AllianceBernstein Short Duration Bond Portfolio	0.38%	1.53%

Bank of America Merrill Lynch 1-3 Year Treasury Index	0.02%	1.44%

AllianceBernstein Global Core Bond Portfolio	2.75%	7.90%

Current Benchmark: BC Global Aggregate Bond Index (U.S. dollar hedged)	2.85%	6.96%

Prior Benchmark: BC U.S. Aggregate Bond Index	2.73%	8.37%

AllianceBernstein Bond Inflation Protection Portfolio	3.36%	9.48%

BC 1-10 Year TIPS Index	2.84%	9.30%

AllianceBernstein High-Yield Portfolio	7.78%	5.55%

BC U.S. High Yield 2% Issuer Cap Index	8.62%	6.92%

AllianceBernstein Small-Mid Cap Value Portfolio	13.93%	-2.98%

Russell 2500 Value Index	12.07%	-0.80%

AllianceBernstein Small-Mid Cap Growth Portfolio	18.66%	9.00%

Russell 2500 Growth Index	13.97%	3.95%

AllianceBernstein Multi-Asset Real Return Portfolio	1.85%	-3.94%

MSCI AC World Commodity Producers Index	4.51%	-8.25%

AllianceBernstein Volatility Management Portfolio	6.02%	-1.55%

Current Benchmark: MSCI ACWI	7.87%	-1.49%

Prior Benchmark: S&P 500 Index	13.31%	5.12%

*    Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees.

See Historical Performance and Benchmark disclosures on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	13

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	-3.60%	-7.66%
5 Years	-2.00%	-2.84%
Since Inception*	4.62%	4.09%

Class B Shares
1 Year	-4.31%	-8.11%
5 Years	-2.73%	-2.73%
Since Inception*	3.89%	3.89%

Class C Shares
1 Year	-4.29%	-5.24%
5 Years	-2.69%	-2.69%
Since Inception*	3.87%	3.87%

Advisor Class Shares†
1 Year	-3.34%	-3.34%
5 Years	-1.70%	-1.70%
Since Inception*	4.91%	4.91%

Class R Shares†
1 Year	-4.03%	-4.03%
5 Years	-2.35%	-2.35%
Since Inception*	2.93%	2.93%

Class K Shares†
1 Year	-3.69%	-3.69%
5 Years	-2.02%	-2.02%
Since Inception*	2.50%	2.50%

Class I Shares†
1 Year	-3.39%	-3.39%
5 Years	-1.70%	-1.70%
Since Inception*	2.83%	2.83%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.12%, 1.86%, 1.83%, 0.82%, 1.49%, 1.18% and 0.85% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 8-9.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
SEC Returns

Class A Shares
1 Year	-6.52%
5 Years	-2.98%
Since Inception*	4.17%

Class B Shares
1 Year	-6.89%
5 Years	-2.84%
Since Inception*	3.98%

Class C Shares
1 Year	-4.06%
5 Years	-2.82%
Since Inception*	3.95%

Advisor Class Shares†
1 Year	-2.14%
5 Years	-1.83%
Since Inception*	4.99%

Class R Shares†
1 Year	-2.74%
5 Years	-2.46%
Since Inception*	3.03%

Class K Shares†
1 Year	-2.41%
5 Years	-2.15%
Since Inception*	2.63%

Class I Shares†
1 Year	-2.11%
5 Years	-1.83%
Since Inception*	2.96%

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	15

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2012
	NAV Returns	SEC Returns
Class A Shares
1 Year	0.11%	-4.16%
5 Years	1.33%	0.46%
Since Inception*	5.51%	4.97%

Class B Shares
1 Year	-0.73%	-4.64%
5 Years	0.59%	0.59%
Since Inception*	4.79%	4.79%

Class C Shares
1 Year	-0.57%	-1.55%
5 Years	0.63%	0.63%
Since Inception*	4.77%	4.77%

Advisor Class Shares†
1 Year	0.33%	0.33%
5 Years	1.63%	1.63%
Since Inception*	5.82%	5.82%

Class R Shares†
1 Year	-0.27%	-0.27%
5 Years	0.97%	0.97%
Since Inception*	4.18%	4.18%

Class K Shares†
1 Year	0.10%	0.10%
5 Years	1.30%	1.30%
Since Inception*	4.11%	4.11%

Class I Shares†
1 Year	0.32%	0.32%
5 Years	1.62%	1.62%
Since Inception*	4.44%	4.44%
The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.02%, 1.75%, 1.73%, 0.72%, 1.38%, 1.07% and 0.74% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 8-9.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
SEC Returns

Class A Shares
1 Year	-3.43%
5 Years	0.37%
Since Inception*	5.00%

Class B Shares
1 Year	-3.93%
5 Years	0.49%
Since Inception*	4.81%

Class C Shares
1 Year	-0.88%
5 Years	0.52%
Since Inception*	4.77%

Advisor Class Shares†
1 Year	1.16%
5 Years	1.55%
Since Inception*	5.84%

Class R Shares†
1 Year	0.43%
5 Years	0.88%
Since Inception*	4.21%

Class K Shares†
1 Year	0.77%
5 Years	1.20%
Since Inception*	4.14%

Class I Shares†
1 Year	1.15%
5 Years	1.54%
Since Inception*	4.49%

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	17

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	1.96%	-2.37%
5 Years	2.38%	1.48%
Since Inception*	4.68%	4.15%

Class B Shares
1 Year	1.12%	-2.86%
5 Years	1.64%	1.64%
Since Inception*	3.98%	3.98%

Class C Shares
1 Year	1.14%	0.15%
5 Years	1.66%	1.66%
Since Inception*	3.94%	3.94%

Advisor Class Shares†
1 Year	2.27%	2.27%
5 Years	2.69%	2.69%
Since Inception*	4.99%	4.99%

Class R Shares†
1 Year	1.51%	1.51%
5 Years	2.00%	2.00%
Since Inception*	3.74%	3.74%

Class K Shares†
1 Year	1.85%	1.85%
5 Years	2.33%	2.33%
Since Inception*	3.88%	3.88%

Class I Shares†
1 Year	2.24%	2.24%
5 Years	2.68%	2.68%
Since Inception*	4.21%	4.21%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.04%, 1.77%, 1.75%, 0.74%, 1.42%, 1.11% and 0.77% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 8-9.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
SEC Returns
Class A Shares
1 Year	-2.25%
5 Years	1.40%
Since Inception*	4.14%

Class B Shares
1 Year	-2.60%
5 Years	1.56%
Since Inception*	3.96%

Class C Shares
1 Year	0.42%
5 Years	1.58%
Since Inception*	3.92%

Advisor Class Shares†
1 Year	2.54%
5 Years	2.61%
Since Inception*	4.98%

Class R Shares†
1 Year	1.80%
5 Years	1.92%
Since Inception*	3.73%

Class K Shares†
1 Year	2.20%
5 Years	2.27%
Since Inception*	3.88%

Class I Shares†
1 Year	2.51%
5 Years	2.59%
Since Inception*	4.20%

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	19

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^ AS OF FEBRUARY 29, 2012
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	-0.70%
5 Years	-3.05%
Since Inception*	1.51%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	3.03%
5 Years	2.64%
Since Inception*	4.60%

AllianceBernstein International Value Portfolio
1 Year	-12.66%
5 Years	-6.95%
Since Inception*	2.08%

AllianceBernstein International Growth Portfolio
1 Year	-8.88%
5 Years	-5.29%
Since Inception*	1.01%

AllianceBernstein Short Duration Bond Portfolio
1 Year	1.53%
5 Years	2.65%
Since Inception*	3.00%

AllianceBernstein Global Core Bond Portfolio
1 Year	7.90%
5 Years	6.97%
Since Inception*	6.28%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	9.48%
5 Years	7.44%
Since Inception*	6.11%

AllianceBernstein High Yield Portfolio
1 Year	5.55%
5 Years	8.72%
Since Inception*	8.88%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	-2.98%
5 Years	3.84%
Since Inception*	6.76%

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^ AS OF FEBRUARY 29, 2012
NAV/SEC Returns†

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	9.00%
5 Years	10.12%
Since Inception*	12.23%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	-3.94%
5 Years	-3.63%
Since Inception*	5.20%

AllianceBernstein Volatility Management Portfolio
1 Year	-1.55%
Since Inception**	7.31%

^	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees.

†	These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

*	Inception date: 5/20/05.

**	Inception date: 4/16/10.

See Historical Performance disclosures on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	21

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^ AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	2.64%
5 Years	-2.69%
Since Inception*	1.99%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	7.22%
5 Years	3.11%
Since Inception*	5.13%

AllianceBernstein International Value Portfolio
1 Year	-10.15%
5 Years	-7.65%
Since Inception*	1.76%

AllianceBernstein International Growth Portfolio
1 Year	-9.49%
5 Years	-5.90%
Since Inception*	0.94%

AllianceBernstein Short Duration Bond Portfolio
1 Year	1.49%
5 Years	2.57%
Since Inception*	2.96%

AllianceBernstein Global Core Bond Portfolio
1 Year	7.50%
5 Years	6.88%
Since Inception*	6.15%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	8.17%
5 Years	7.21%
Since Inception*	5.97%

AllianceBernstein High-Yield Portfolio
1 Year	5.06%
5 Years	8.64%
Since Inception*	8.74%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	-1.57%
5 Years	3.88%
Since Inception*	7.15%

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^ AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
NAV/SEC Returns†

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	5.39%
5 Years	9.95%
Since Inception*	12.26%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	-6.68%
5 Years	-4.19%
Since Inception*	4.78%

AllianceBernstein Volatility Management Portfolio
1 Year	0.49%
Since Inception**	7.71%

^

Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees.

†	These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

*	Inception date: 5/20/05.

**	Inception date: 4/16/10.

See Historical Performance disclosures on pages 8-9.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	23

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Wealth Appreciation Strategy

	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,089.00	$5.77	1.11%
Hypothetical**	$1,000	$1,019.34	$5.57	1.11%
Class B
Actual	$1,000	$1,084.70	$9.49	1.83%
Hypothetical**	$1,000	$1,015.76	$9.17	1.83%
Class C
Actual	$1,000	$1,085.70	$9.39	1.81%
Hypothetical**	$1,000	$1,015.86	$9.07	1.81%
Advisor Class
Actual	$1,000	$1,090.70	$4.21	0.81%
Hypothetical**	$1,000	$1,020.84	$4.07	0.81%
Class R
Actual	$1,000	$1,087.20	$7.52	1.45%
Hypothetical**	$1,000	$1,017.65	$7.27	1.45%
Class K
Actual	$1,000	$1,088.90	$5.82	1.12%
Hypothetical**	$1,000	$1,019.29	$5.62	1.12%
Class I
Actual	$1,000	$1,090.60	$4.16	0.80%
Hypothetical**	$1,000	$1,020.89	$4.02	0.80%

Balanced Wealth Strategy

	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,067.60	$5.14	1.00%
Hypothetical**	$1,000	$1,019.89	$5.02	1.00%
Class B
Actual	$1,000	$1,062.80	$8.82	1.72%
Hypothetical**	$1,000	$1,016.31	$8.62	1.72%
Class C
Actual	$1,000	$1,063.60	$8.77	1.71%
Hypothetical**	$1,000	$1,016.36	$8.57	1.71%
Advisor Class
Actual	$1,000	$1,068.40	$3.60	0.70%
Hypothetical**	$1,000	$1,021.38	$3.52	0.70%
Class R
Actual	$1,000	$1,064.80	$6.93	1.35%
Hypothetical**	$1,000	$1,018.15	$6.77	1.35%
Class K
Actual	$1,000	$1,067.90	$5.19	1.01%
Hypothetical**	$1,000	$1,019.84	$5.07	1.01%
Class I
Actual	$1,000	$1,068.50	$3.60	0.70%
Hypothetical**	$1,000	$1,021.38	$3.52	0.70%

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	25

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Conservative Wealth Strategy

	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,037.20	$5.22	1.03%
Hypothetical**	$1,000	$1,019.74	$5.17	1.03%
Class B
Actual	$1,000	$1,033.20	$8.85	1.75%
Hypothetical**	$1,000	$1,016.16	$8.77	1.75%
Class C
Actual	$1,000	$1,033.40	$8.75	1.73%
Hypothetical**	$1,000	$1,016.26	$8.67	1.73%
Advisor Class
Actual	$1,000	$1,038.80	$3.65	0.72%
Hypothetical**	$1,000	$1,021.28	$3.62	0.72%
Class R
Actual	$1,000	$1,034.30	$7.03	1.39%
Hypothetical**	$1,000	$1,017.95	$6.97	1.39%
Class K
Actual	$1,000	$1,036.30	$5.21	1.03%
Hypothetical**	$1,000	$1,019.74	$5.17	1.03%
Class I
Actual	$1,000	$1,038.80	$3.70	0.73%
Hypothetical**	$1,000	$1,021.23	$3.67	0.73%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**	Assumes 5% return before expenses.

26	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Fund Expenses

WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,581.7

*	All data are as of February 29, 2012. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 77-236. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 13. Additional performance for the Underlying Portfolios may be found on pages 20-23.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	27

Portfolio Summary

BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,680.6

*	All data are as of February 29, 2012. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 77-236. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 13. Additional performance for the Underlying Portfolios may be found on pages 20-23.

28	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $537.6

*	All data are as of February 29, 2012. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 77-236. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 13. Additional performance for the Underlying Portfolios may be found on pages 20-23.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	29

Portfolio Summary

WEALTH APPRECIATION STRATEGY

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.5%
The AllianceBernstein Pooling Portfolios - Equity – 100.5%
International Growth Portfolio	28,777,681	$231,660,334
International Value Portfolio	31,967,397	231,763,629
Multi-Asset Real Return Portfolio	14,357,066	127,347,180
Small-Mid Cap Growth Portfolio	6,217,712	83,068,626
Small-Mid Cap Value Portfolio	7,058,258	83,075,694
U.S. Large Cap Growth Portfolio	21,322,218	259,278,174
U.S. Value Portfolio	29,315,872	258,272,832
Volatility Management Portfolio	30,027,599	315,890,336

Total Investments – 100.5% (cost $1,614,127,315)		1,590,356,805
Other assets less liabilities – (0.5)%		(8,615,741)

Net Assets – 100.0%		$1,581,741,064

See notes to financial statements.

30	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Wealth Appreciation Strategy—Portfolio of Investments

BALANCED WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.3%
The AllianceBernstein Pooling Portfolios - Equity – 65.2%
International Growth Portfolio	16,751,457	$134,849,227
International Value Portfolio	18,607,774	134,906,360
Multi-Asset Real Return Portfolio	9,520,799	84,449,485
Small-Mid Cap Growth Portfolio	2,841,360	37,960,577
Small-Mid Cap Value Portfolio	3,215,119	37,841,949
U.S. Large Cap Growth Portfolio	13,546,659	164,727,377
U.S. Value Portfolio	18,648,519	164,293,450
Volatility Management Portfolio	32,043,554	337,098,190

		1,096,126,615

The AllianceBernstein Pooling Portfolios - Fixed Income – 35.1%
Bond Inflation Protection Portfolio	12,401,187	134,924,914
Global Core Bond Portfolio	31,396,177	336,253,054
High-Yield Portfolio	11,808,490	119,147,663

		590,325,631

Total Investments – 100.3% (cost $1,616,710,199)		1,686,452,246
Other assets less liabilities – (0.3)%		(5,832,005)

Net Assets – 100.0%		$1,680,620,241

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	31

Balanced Wealth Strategy—Portfolio of Investments

CONSERVATIVE WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.6%
The AllianceBernstein Pooling Portfolios - Fixed Income – 65.5%
Bond Inflation Protection Portfolio	4,971,846	$54,093,681
Global Core Bond Portfolio	13,923,265	149,118,167
Short Duration Bond Portfolio	15,585,516	148,685,827

		351,897,675

The AllianceBernstein Pooling Portfolios - Equity – 35.1%
International Growth Portfolio	2,848,456	22,930,076
International Value Portfolio	3,164,160	22,940,160
Multi-Asset Real Return Portfolio	915,211	8,117,920
Small-Mid Cap Growth Portfolio	302,680	4,043,804
Small-Mid Cap Value Portfolio	343,597	4,044,136
U.S. Large Cap Growth Portfolio	2,445,530	29,737,646
U.S. Value Portfolio	3,369,468	29,685,012
Volatility Management Portfolio	6,408,409	67,416,460

		188,915,214

Total Investments – 100.6% (cost $506,336,636)		540,812,889
Other assets less liabilities – (0.6)%		(3,242,540)

Net Assets – 100.0%		$537,570,349

See notes to financial statements.

32	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Conservative Wealth Strategy—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

February 29, 2012 (unaudited)

Wealth Appreciation Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $1,614,127,315)	$1,590,356,805
Receivable for shares of beneficial interest sold	3,513,124
Receivable for investments sold	1,075,836

Total assets	1,594,945,765

Liabilities
Payable for shares of beneficial interest redeemed	11,554,797
Advisory fee payable	815,870
Distribution fee payable	351,466
Transfer Agent fee payable	179,762
Accrued expenses	302,806

Total liabilities	13,204,701

Net Assets	$1,581,741,064

Composition of Net Assets
Shares of beneficial interest, at par	$1,315
Additional paid-in capital	1,890,334,907
Undistributed net investment income	13,493,664
Accumulated net realized loss on investment transactions	(298,318,312)
Net unrealized depreciation on investments	(23,770,510)

$1,581,741,064

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$459,513,047	38,132,695	$12.05	*

B	$124,896,515	10,464,954	$11.93

C	$166,050,025	13,899,877	$11.95

Advisor	$793,128,699	65,833,187	$12.05

R	$16,555,900	1,393,139	$11.88

K	$16,582,014	1,382,815	$11.99

I	$5,014,864	417,604	$12.01

*	The maximum offering price per share for Class A shares was $12.58 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	33

Statement of Assets & Liabilities

Balanced Wealth Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $1,616,710,199)	$1,686,452,246
Receivable for shares of beneficial interest sold	5,290,174
Receivable for investments sold	1,495,664

Total assets	1,693,238,084

Liabilities
Payable for shares of beneficial interest redeemed	10,587,191
Advisory fee payable	735,642
Distribution fee payable	723,662
Transfer Agent fee payable	224,155
Accrued expenses	347,193

Total liabilities	12,617,843

Net Assets	$1,680,620,241

Composition of Net Assets
Shares of beneficial interest, at par	$1,393
Additional paid-in capital	1,919,993,306
Undistributed net investment income	10,562,849
Accumulated net realized loss on investment transactions	(319,679,354)
Net unrealized appreciation on investments	69,742,047

$1,680,620,241

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$868,716,914	71,876,888	$12.09	*

B	$279,622,535	23,272,843	$12.01

C	$341,339,679	28,360,213	$12.04

Advisor	$104,493,644	8,620,179	$12.12

R	$34,557,209	2,867,366	$12.05

K	$32,683,244	2,708,897	$12.07

I	$19,207,016	1,588,180	$12.09

*	The maximum offering price per share for Class A shares was $12.63 which reflects a sales charge of 4.25%.

See notes to financial statements.

34	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Assets & Liabilities

Conservative Wealth Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $506,336,636)	$540,812,889
Receivable for shares of beneficial interest sold	1,123,142
Receivable for investments sold	521,493

Total assets	542,457,524

Liabilities
Payable for shares of beneficial interest redeemed	4,222,191
Distribution fee payable	255,234
Advisory fee payable	236,621
Transfer Agent fee payable	33,951
Accrued expenses	139,178

Total liabilities	4,887,175

Net Assets	$537,570,349

Composition of Net Assets
Shares of beneficial interest, at par	$470
Additional paid-in capital	562,474,698
Undistributed net investment income	4,888,038
Accumulated net realized loss on investment transactions	(64,269,110)
Net unrealized appreciation on investments	34,476,253

$537,570,349

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$268,879,277	23,445,638	$11.47	*

B	$91,101,329	7,989,768	$11.40

C	$137,919,558	12,095,552	$11.40

Advisor	$14,067,599	1,224,616	$11.49

R	$14,954,079	1,302,065	$11.48

K	$9,421,604	822,566	$11.45

I	$1,226,903	106,983	$11.47

*	The maximum offering price per share for Class A shares was $11.98 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	35

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2012 (unaudited)

	Wealth Appreciation Strategy	Balanced Wealth Strategy	Conservative Wealth Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios	$22,175,374	$35,647,416	$13,070,966

Expenses
Advisory fee (see Note B)	4,795,059	4,609,103	1,513,435
Distribution fee – Class A	662,613	1,295,508	410,879
Distribution fee – Class B	622,444	1,427,168	472,656
Distribution fee – Class C	804,161	1,722,676	700,906
Distribution fee – Class R	39,558	81,072	36,813
Distribution fee – Class K	20,427	34,911	10,307
Transfer agency – Class A	254,085	509,203	138,143
Transfer agency – Class B	82,661	186,456	60,508
Transfer agency – Class C	97,635	210,088	76,055
Transfer agency – Advisor Class	404,892	59,258	8,024
Transfer agency – Class R	20,571	42,157	19,143
Transfer agency – Class K	14,351	24,218	6,472
Transfer agency – Class I	5,439	12,570	1,504
Printing	122,851	134,252	44,925
Registration fees	71,304	55,774	53,314
Custodian	32,979	29,186	32,989
Trustees’ fees	27,954	28,016	26,635
Legal	21,617	22,330	21,820
Audit	14,625	10,529	16,028
Miscellaneous	23,814	27,504	10,660

Total expenses	8,139,040	10,521,979	3,661,216

Net investment income	14,036,334	25,125,437	9,409,750

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	(65,130,747)	(41,628,630)	8,788,594
Net realized gain distributions from affiliated Underlying Portfolios	33,210,915	26,539,579	5,460,502
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	145,666,924	92,664,597	(5,402,545)

Net gain on investment transactions	113,747,092	77,575,546	8,846,551

Net Increase in Net Assets from Operations	$127,783,426	$102,700,983	$18,256,301

See notes to financial statements.

36	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Wealth Appreciation Strategy
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$14,036,334	$26,339,593
Net realized loss on sale of affiliated Underlying Portfolio shares	(65,130,747)	(40,296,349)
Net realized gain distributions from affiliated Underlying Portfolios	33,210,915	– 0	–
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	145,666,924	230,511,931

Net increase in net assets from operations	127,783,426	216,555,175
Dividends to Shareholders from
Net investment income
Class A	(7,328,579)	(5,073,207)
Class B	(867,442)	(229,877)
Class C	(1,146,831)	(300,094)
Advisor Class	(14,412,267)	(8,300,091)
Class R	(190,898)	(103,687)
Class K	(206,904)	(179,383)
Class I	(213,663)	(124,024)
Transactions in Shares of Beneficial Interest
Net decrease	(68,154,664)	(168,247,958)

Total increase	35,262,178	33,996,854
Net Assets
Beginning of period	1,546,478,886	1,512,482,032

End of period (including undistributed net investment income of $13,493,664 and $23,823,914, respectively)	$1,581,741,064	$1,546,478,886

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	37

Statement of Changes in Net Assets

	Balanced Wealth Strategy
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$25,125,437	$50,777,888
Net realized loss on sale of affiliated Underlying Portfolio shares	(41,628,630)	(58,636,207)
Net realized gain distributions from affiliated Underlying Portfolios	26,539,579	1,152,002
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	92,664,597	222,990,041

Net increase in net assets from operations	102,700,983	216,283,724
Dividends to Shareholders from
Net investment income
Class A	(11,223,289)	(26,742,464)
Class B	(2,591,193)	(6,609,924)
Class C	(3,123,968)	(8,016,904)
Advisor Class	(1,452,144)	(2,561,644)
Class R	(348,540)	(755,788)
Class K	(359,269)	(632,354)
Class I	(309,969)	(613,026)
Transactions in Shares of Beneficial Interest
Net decrease	(201,336,318)	(333,596,787)

Total decrease	(118,043,707)	(163,245,167)
Net Assets
Beginning of period	1,798,663,948	1,961,909,115

End of period (including undistributed net investment income of $10,562,849 and $4,845,784, respectively)	$1,680,620,241	$1,798,663,948

See notes to financial statements.

38	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Changes in Net Assets

	Conservative Wealth Strategy
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,409,750	$13,338,762
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	8,788,594	(3,795,094)
Net realized gain distributions from affiliated Underlying Portfolios	5,460,502	386,298
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(5,402,545)	37,481,578

Net increase in net assets from operations	18,256,301	47,411,544
Dividends to Shareholders from
Net investment income
Class A	(2,756,687)	(7,676,656)
Class B	(564,130)	(1,875,350)
Class C	(857,996)	(2,694,808)
Advisor Class	(182,442)	(513,792)
Class R	(117,163)	(292,079)
Class K	(77,703)	(144,089)
Class I	(33,821)	(73,758)
Transactions in Shares of Beneficial Interest
Net decrease	(62,375,457)	(132,171,224)

Total decrease	(48,709,098)	(98,030,212)
Net Assets
Beginning of period	586,279,447	684,309,659

End of period (including undistributed net investment income of $4,888,038 and $68,230, respectively)	$537,570,349	$586,279,447

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	39

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

February 29, 2012 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Conservative Wealth Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Wealth Appreciation Strategy, the Balanced Wealth Strategy and the Conservative Wealth Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of portfolios of The AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during

40	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m., Eastern Time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Strategies’ investments by the above fair value hierarchy levels as of February 29, 2012:

Investments in Underlying Portfolios	Level 1	Level 2			Level 3			Total
Wealth Appreciation Strategy
Mutual Funds	$1,590,356,805	$	– 0	–	$	– 0	–	$1,590,356,805

Balanced Wealth Strategy
Mutual Funds	1,686,452,246		– 0	–		– 0	–	1,686,452,246

Conservative Wealth Strategy
Mutual Funds	540,812,889		– 0	–		– 0	–	540,812,889

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	41

Notes to Financial Statements

3. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

4. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

5. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Strategy in proportion to each Strategy’s respective net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

42	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Conservative Wealth	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $353,362, $324,329 and $90,516 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Conservative Wealth Strategy, respectively, for the six months ended February 29, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the six months ended February 29, 2012 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A	Class B	Class C
Wealth Appreciation	$12,713	$4,992	$23,581	$6,238
Balanced Wealth	37,110	20,773	63,307	13,255
Conservative Wealth	13,876	5,106	22,434	4,926

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each Strategies’ average daily net assets attributable to Class A shares, 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares, .50% of the Strategies’ average daily net assets attributable to Class R shares and .25% of the Strategies’ average daily net assets attributable to Class K shares.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	43

Notes to Financial Statements

There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of each Strategies’ average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of each Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the six months ended February 29, 2012 were as follows:

Strategy	Purchases	Sales
Wealth Appreciation	$424,485,849	$462,691,873
Balanced Wealth	536,864,499	704,082,219
Conservative Wealth	106,989,533	157,000,138

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Strategy	Appreciation	(Depreciation)
Wealth Appreciation	$107,321,143	$(131,091,653)	$(23,770,510)
Balanced Wealth	117,884,434	(48,142,387)	69,742,047
Conservative Wealth	37,343,042	(2,866,789)	34,476,253

1. Currency Transactions

A Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. A Strategy or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives,

44	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

including forward currency exchange contracts, futures and options on futures, swaps, and other options. A Strategy or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Wealth Appreciation Strategy
	Shares		Amount
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011

Class A
Shares sold	1,371,852	4,381,127	$15,159,035	$52,697,457

Shares issued in reinvestment of dividends	672,332	410,451	7,052,804	4,855,632

Shares converted from Class B	625,155	392,016	7,018,035	4,738,753

Shares redeemed	(6,382,054)	(15,182,301)	(70,702,091)	(182,422,715)

Net decrease	(3,712,715)	(9,998,707)	$(41,472,217)	$(120,130,873)

Class B
Shares sold	96,354	309,066	$1,045,210	$3,672,754

Shares issued in reinvestment of dividends	79,501	18,645	826,799	218,145

Shares converted to Class A	(633,276)	(397,951)	(7,018,035)	(4,738,753)

Shares redeemed	(1,277,412)	(3,091,911)	(14,061,579)	(36,535,875)

Net decrease	(1,734,833)	(3,162,151)	$(19,207,605)	$(37,383,729)

Class C
Shares sold	288,181	1,170,611	$3,149,652	$13,945,778

Shares issued in reinvestment of dividends	101,671	23,357	1,058,313	273,739

Shares redeemed	(2,127,621)	(5,731,200)	(23,347,670)	(67,792,409)

Net decrease	(1,737,769)	(4,537,232)	$(19,139,705)	$(53,572,892)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	45

Notes to Financial Statements

	Wealth Appreciation Strategy
	Shares		Amount
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011

Advisor Class
Shares sold	9,540,081	18,049,447	$106,498,235	$216,598,161

Shares issued in reinvestment of dividends	616,865	388,738	6,464,740	4,598,774

Shares redeemed	(7,841,969)	(14,359,987)	(87,213,145)	(173,203,288)

Net increase	2,314,977	4,078,198	$25,749,830	$47,993,647

Class R
Shares sold	119,218	298,810	$1,289,955	$3,518,515

Shares issued in reinvestment of dividends	18,444	8,893	190,898	103,687

Shares redeemed	(323,166)	(520,427)	(3,543,341)	(6,079,686)

Net decrease	(185,504)	(212,724)	$(2,062,488)	$(2,457,484)

Class K
Shares sold	239,844	459,044	$2,613,785	$5,458,616

Shares issued in reinvestment of dividends	19,818	15,266	206,903	179,382

Shares redeemed	(815,846)	(554,254)	(8,541,021)	(6,473,814)

Net decrease	(556,184)	(79,944)	$(5,720,333)	$(835,816)

Class I
Shares sold	59,211	97,194	$641,501	$1,104,970

Shares issued in reinvestment of dividends	20,446	10,510	213,663	124,024

Shares redeemed	(599,717)	(280,385)	(7,157,310)	(3,089,805)

Net decrease	(520,060)	(172,681)	$(6,302,146)	$(1,860,811)

46	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011

Class A
Shares sold	2,722,049	9,646,659	$30,953,308	$114,897,788

Shares issued in reinvestment of dividends	961,774	2,178,243	10,700,234	25,421,839

Shares converted from Class B	1,221,945	438,659	13,965,813	5,232,316

Shares redeemed	(13,801,089)	(27,789,213)	(156,077,919)	(329,892,806)

Net decrease	(8,895,321)	(15,525,652)	$(100,458,564)	$(184,340,863)

Class B
Shares sold	158,368	578,160	$1,782,186	$6,848,633

Shares issued in reinvestment of dividends	223,067	539,846	2,472,916	6,276,847

Shares converted to Class A	(1,228,541)	(441,122)	(13,965,813)	(5,232,316)

Shares redeemed	(3,066,658)	(7,127,765)	(34,614,353)	(84,150,290)

Net decrease	(3,913,764)	(6,450,881)	$(44,325,064)	$(76,257,126)

Class C
Shares sold	540,463	2,817,057	$6,115,021	$33,470,655

Shares issued in reinvestment of dividends	256,568	626,230	2,849,510	7,294,317

Shares redeemed	(5,335,993)	(11,262,689)	(60,226,207)	(133,092,944)

Net decrease	(4,538,962)	(7,819,402)	$(51,261,676)	$(92,327,972)

Advisor Class
Shares sold	1,016,539	3,430,835	$11,574,395	$40,937,825

Shares issued in reinvestment of dividends	94,049	192,553	1,048,085	2,252,513

Shares redeemed	(1,508,013)	(2,524,376)	(17,123,363)	(30,074,663)

Net increase (decrease)	(397,425)	1,099,012	$(4,500,883)	$13,115,675

Class R
Shares sold	263,734	1,234,152	$3,008,094	$14,562,325

Shares issued in reinvestment of dividends	31,528	64,723	350,845	755,788

Shares redeemed	(453,494)	(632,245)	(5,119,094)	(7,570,278)

Net increase (decrease)	(158,232)	666,630	$(1,760,155)	$7,747,835

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	47

Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011

Class K
Shares sold	1,155,389	736,451	$13,052,277	$8,869,510

Shares issued in reinvestment of dividends	32,417	54,290	359,268	632,332

Shares redeemed	(779,876)	(835,705)	(8,686,059)	(9,910,803)

Net increase (decrease)	407,930	(44,964)	$4,725,486	$(408,961)

Class I
Shares sold	58,089	114,539	$652,962	$1,342,062

Shares issued in reinvestment of dividends	27,835	52,378	309,466	611,453

Shares redeemed	(396,261)	(266,420)	(4,717,890)	(3,078,890)

Net decrease	(310,337)	(99,503)	$(3,755,462)	$(1,125,375)

	Conservative Wealth Strategy
	Shares		Amount
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011

Class A
Shares sold	1,379,422	3,949,434	$15,301,858	$44,529,002

Shares issued in reinvestment of dividends	234,682	633,562	2,568,285	7,061,030

Shares converted from Class B	296,107	155,628	3,302,094	1,764,504

Shares redeemed	(4,675,735)	(11,019,835)	(51,798,245)	(124,180,274)

Net decrease	(2,765,524)	(6,281,211)	$(30,626,008)	$(70,825,738)

Class B
Shares sold	122,799	295,578	$1,357,035	$3,302,424

Shares issued in reinvestment of dividends	49,025	157,802	533,470	1,752,558

Shares converted to Class A	(297,716)	(156,497)	(3,302,094)	(1,764,504)

Shares redeemed	(1,061,101)	(2,436,114)	(11,694,070)	(27,336,443)

Net decrease	(1,186,993)	(2,139,231)	$(13,105,659)	$(24,045,965)

48	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

	Conservative Wealth Strategy
	Shares		Amount
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011

Class C
Shares sold	405,969	1,234,593	$4,457,882	$13,842,492

Shares issued in reinvestment of dividends	70,702	215,171	769,364	2,389,755

Shares redeemed	(1,732,017)	(4,253,679)	(19,111,018)	(47,740,304)

Net decrease	(1,255,346)	(2,803,915)	$(13,883,772)	$(31,508,057)

Advisor Class
Shares sold	90,968	382,756	$1,001,424	$4,336,013

Shares issued in reinvestment of dividends	13,615	39,822	149,242	443,774

Shares redeemed	(461,949)	(1,053,963)	(5,136,443)	(11,912,816)

Net decrease	(357,366)	(631,385)	$(3,985,777)	$(7,133,029)

Class R
Shares sold	147,965	341,710	$1,635,467	$3,870,186

Shares issued in reinvestment of dividends	10,688	26,109	117,121	291,948

Shares redeemed	(203,551)	(400,383)	(2,273,156)	(4,506,834)

Net decrease	(44,898)	(32,564)	$(520,568)	$(344,700)

Class K
Shares sold	183,200	247,023	$2,014,923	$2,785,011

Shares issued in reinvestment of dividends	6,867	11,848	74,958	132,079

Shares redeemed	(56,200)	(81,718)	(623,337)	(918,631)

Net increase	133,867	177,153	$1,466,544	$1,998,459

Class I
Shares sold	34,080	44,865	$381,197	$500,933

Shares issued in reinvestment of dividends	3,093	6,622	33,821	73,758

Shares redeemed	(186,910)	(79,850)	(2,135,235)	(886,885)

Net decrease	(149,737)	(28,363)	$(1,720,217)	$(312,194)

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	49

Notes to Financial Statements

may cause the value of the Underlying Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of an Underlying Portfolio’s investments or reduce the returns of the Underlying Portfolio. For example, the value of the Underlying Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Underlying Portfolio’s investments denominated in foreign currencies, the Underlying Portfolio’s positions in various foreign currencies may cause the Underlying Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the six months ended February 29, 2012.

50	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2011 and August 31, 2010 were as follows:

Wealth Appreciation Strategy	2011		2010
Distributions paid from:
Ordinary income	$14,310,363		$16,921,937

Total taxable distributions	14,310,363		16,921,937

Total distributions paid	$14,310,363		$16,921,937

Balanced Wealth Strategy	2011		2010
Distributions paid from:
Ordinary income	$45,932,104		$41,630,033

Total taxable distributions	45,932,104		41,630,033
Tax return of capital	– 0	–	283,692

Total distributions paid	$45,932,104		$41,913,725

Conservative Wealth Strategy	2011		2010
Distributions paid from:
Ordinary income	$13,270,532		$11,843,148

Total taxable distributions	13,270,532		11,843,148
Tax return of capital	– 0	–	271,218

Total distributions paid	$13,270,532		$12,114,366

As of August 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Strategy	Undistributed Ordinary Income	Undistributed Long-Term Gains			Accumulated Capital and Other Gains (Losses)(b)	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
Wealth Appreciation	$23,823,914	$	– 0	–	$(179,556,927)	$(256,278,986)	$(412,011,999)
Balanced Wealth	4,845,784		– 0	–	(258,685,139)	(68,827,709)	(322,667,064)
Conservative Wealth	68,230		– 0	–	(68,530,934)	29,891,526	(38,571,178)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(b)

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Strategy’s next taxable year. Wealth Appreciation, Balanced Wealth, and Conservative Wealth Strategies elected to defer $18,629,196, $27,758,508 and $107,713, respectively, of capital losses that are deemed to arise in the next taxable year. Additionally, on August 31, 2011, Wealth Appreciation, Balanced Wealth, and Conservative Wealth Strategies had capital loss carryforwards for federal income tax purposes.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	51

Notes to Financial Statements

On August 31, 2011, each Strategy had capital loss carryforwards for federal income tax purposes which will expire in the years shown below:

	Wealth Appreciation	Balanced Wealth	Conservative Wealth
Capital Losses Expiring in 2017	$21,540,462	$10,504,401	$5,315,809
Capital Losses Expiring in 2018	91,501,019	140,364,791	49,466,977
Capital Losses Expiring in 2019	47,886,250	80,057,439	13,640,435

Total Capital Losses	$160,927,731	$230,926,631	$68,423,221

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE I

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

52	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	53

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class A
	Six Months Ended February 29, 2012 (unaudited)		Year Ended August 31,
			2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 11.26		$ 10.00		$ 9.89		$ 13.38	$ 16.32	$ 14.39

Income From Investment Operations
Net investment income(a)	.11		.19		.09		.12	.36	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.87		1.17		.14		(2.91)	(2.70)	2.00

Net increase (decrease) in net asset value from operations	.98		1.36		.23		(2.79)	(2.34)	2.27

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.10)		(.12)		(.07)	(.32)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.63)	(.28)	(.04)

Total dividends and distributions	(.19)		(.10)		(.12)		(.70)	(.60)	(.34)

Net asset value, end of period	$ 12.05		$ 11.26		$ 10.00		$ 9.89	$ 13.38	$ 16.32

Total Return
Total investment return based on net asset value(b)	8.90%		13.58%		2.27%		(19.63)%	(14.86)%	15.88%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$459,513		$471,196		$518,314		$569,413	$825,949	$906,379
Ratio to average net assets of:
Expenses(c)	1.11	%(d)	1.09	%(e)	1.10	%(e)	1.14%	1.08%	1.07%
Net investment income	1.93	%(d)	1.60	%(e)	.86	%(e)	1.33%	2.39%	1.68%
Portfolio turnover rate	28%		4%		4%		9%	4%	5%

See footnote summary on page 75.

54	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class B
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.08	$ 9.84	$ 9.73	$ 13.17	$ 16.08	$ 14.21

Income From Investment Operations
Net investment income(a)	.07	.10	.01	.05	.25	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.86	1.16	.15	(2.86)	(2.67)	1.95

Net increase (decrease) in net asset value from operations	.93	1.26	.16	(2.81)	(2.42)	2.12

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.02)	(.05)	– 0	–	(.21)	(.21)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.63)	(.28)	(.04)

Total dividends and distributions	(.08)	(.02)	(.05)	(.63)	(.49)	(.25)

Net asset value, end of period	$ 11.93	$ 11.08	$ 9.84	$ 9.73	$ 13.17	$ 16.08

Total Return
Total investment return based on net asset value(b)	8.47%	12.76%	1.57%	(20.24)%	(15.49)%	15.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$124,896	$135,139	$151,107	$184,655	$291,413	$365,429
Ratio to average net assets of:
Expenses(c)	1.83	%(d)	1.83	%(e)	1.84	%(e)	1.89%	1.80%	1.79%
Net investment income	1.21	%(d)	.85	%(e)	.13	%(e)	.60%	1.70%	1.05%
Portfolio turnover rate	28%	4%	4%	9%	4%	5%

See footnote summary on page 75.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	55

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class C
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.09	$ 9.85	$ 9.74	$ 13.18	$ 16.08	$ 14.21

Income From Investment Operations
Net investment income(a)	.07	.10	.02	.05	.25	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.87	1.16	.14	(2.86)	(2.66)	1.97

Net increase (decrease) in net asset value from operations	.94	1.26	.16	(2.81)	(2.41)	2.12

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.02)	(.05)	– 0	–	(.21)	(.21)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.63)	(.28)	(.04)

Total dividends and distributions	(.08)	(.02)	(.05)	(.63)	(.49)	(.25)

Net asset value, end of period	$ 11.95	$ 11.09	$ 9.85	$ 9.74	$ 13.18	$ 16.08

Total Return
Total investment return based on net asset value(b)	8.57%	12.74%	1.57%	(20.23)%	(15.43)%	15.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$166,050	$173,437	$198,641	$236,908	$378,541	$440,098
Ratio to average net assets of:
Expenses(c)	1.81	%(d)	1.80	%(e)	1.82	%(e)	1.86%	1.79%	1.77%
Net investment income	1.22	%(d)	.88	%(e)	.15	%(e)	.63%	1.70%	.96%
Portfolio turnover rate	28%	4%	4%	9%	4%	5%
See footnote summary on page 75.

56	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Advisor Class
	Six Months Ended February 29, 2012 (unaudited)		Year Ended August 31,
			2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 11.29		$ 10.02		$ 9.91		$ 13.44	$ 16.39	$ 14.44

Income From Investment Operations
Net investment income(a)	.12		.22		.12		.13	.38	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.87		1.19		.14		(2.91)	(2.69)	2.00

Net increase (decrease) in net asset value from operations	.99		1.41		.26		(2.78)	(2.31)	2.32

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.14)		(.15)		(.12)	(.36)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.63)	(.28)	(.04)

Total dividends and distributions	(.23)		(.14)		(.15)		(.75)	(.64)	(.37)

Net asset value, end of period	$ 12.05		$ 11.29		$ 10.02		$ 9.91	$ 13.44	$ 16.39

Total Return
Total investment return based on net asset value(b)	9.07%		13.99%		2.54%		(19.39)%	(14.62)%	16.23%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$793,129		$716,998		$595,665		$529,636	$552,028	$477,616
Ratio to average net assets of:
Expenses(c)	.81	%(d)	.79	%(e)	.80	%(e)	.84%	.78%	.77%
Net investment income	2.16	%(d)	1.79	%(e)	1.13	%(e)	1.54%	2.50%	2.00%
Portfolio turnover rate	28%		4%		4%		9%	4%	5%

See footnote summary on page 75.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	57

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class R
	Six Months Ended February 29, 2012 (unaudited)		Year Ended August 31,
			2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 11.07		$ 9.83		$ 9.75		$ 13.20	$ 16.13	$ 14.27

Income From Investment Operations
Net investment income(a)	.08		.14		.05		.08	.27	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.87		1.16		.14		(2.85)	(2.64)	1.99

Net increase (decrease) in net asset value from operations	.95		1.30		.19		(2.77)	(2.37)	2.19

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.06)		(.11)		(.05)	(.28)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.63)	(.28)	(.04)

Total dividends and distributions	(.14)		(.06)		(.11)		(.68)	(.56)	(.33)

Net asset value, end of period	$ 11.88		$ 11.07		$ 9.83		$ 9.75	$ 13.20	$ 16.13

Total Return
Total investment return based on net asset value(b)	8.72%		13.21%		1.85%		(19.86)%	(15.17)%	15.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,556		$17,480		$17,617		$16,317	$16,705	$12,568
Ratio to average net assets of:
Expenses(c)	1.45	%(d)	1.46	%(e)	1.45	%(e)	1.45%	1.43%	1.44%
Net investment income	1.54	%(d)	1.17	%(e)	.50	%(e)	.94%	1.84%	1.26%
Portfolio turnover rate	28%		4%		4%		9%	4%	5%

See footnote summary on page 75.

58	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class K
	Six Months Ended February 29, 2012 (unaudited)		Year Ended August 31,
			2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 11.18		$ 9.93		$ 9.83		$ 13.32	$ 16.25	$ 14.35

Income From Investment Operations
Net investment income(a)	.10		.17		.08		.11	.36	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.87		1.18		.15		(2.89)	(2.70)	1.98

Net increase (decrease) in net asset value from operations	.97		1.35		.23		(2.78)	(2.34)	2.25

Less: Dividends and Distributions
Dividends from net investment income	(.16)		(.10)		(.13)		(.08)	(.31)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.63)	(.28)	(.04)

Total dividends and distributions	(.16)		(.10)		(.13)		(.71)	(.59)	(.35)

Net asset value, end of period	$ 11.99		$ 11.18		$ 9.93		$ 9.83	$ 13.32	$ 16.25

Total Return
Total investment return based on net asset value(b)	8.89%		13.53%		2.28%		(19.66)%	(14.89)%	15.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,582		$21,677		$20,044		$16,494	$15,393	$15,478
Ratio to average net assets of:
Expenses(c)	1.12	%(d)	1.15	%(e)	1.13	%(e)	1.14%	1.07%	1.13%
Net investment income	1.95	%(d)	1.45	%(e)	.78	%(e)	1.23%	2.39%	1.67%
Portfolio turnover rate	28%		4%		4%		9%	4%	5%

See footnote summary on page 75.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	59

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class I
	Six Months Ended February 29, 2012 (unaudited)		Year Ended August 31,
			2011		2010		2009	2008	2007

Net asset value, beginning of period	$ 11.25		$ 9.99		$ 9.88		$ 13.41	$ 16.34	$ 14.41

Income From Investment Operations
Net investment income(a)	.13		.22		.13		.14	.41	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.86		1.18		.13		(2.91)	(2.70)	1.96

Net increase (decrease) in net asset value from operations	.99		1.40		.26		(2.77)	(2.29)	2.30

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.14)		(.15)		(.13)	(.36)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.63)	(.28)	(.04)

Total dividends and distributions	(.23)		(.14)		(.15)		(.76)	(.64)	(.37)

Net asset value, end of period	$ 12.01		$ 11.25		$ 9.99		$ 9.88	$ 13.41	$ 16.34

Total Return
Total investment return based on net asset value(b)	9.06%		13.90%		2.58%		(19.38)%	(14.56)%	16.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,015		$10,552		$11,094		$12,584	$17,025	$19,072
Ratio to average net assets of:
Expenses(c)	.80	%(d)	.82	%(e)	.80	%(e)	.81%	.74%	.80%
Net investment income	2.16	%(d)	1.82	%(e)	1.18	%(e)	1.61%	2.72%	2.12%
Portfolio turnover rate	28%		4%		4%		9%	4%	5%

See footnote summary on page 75.

60	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class A
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.47	$ 10.61	$ 10.14	$ 12.04	$ 13.94	$ 12.86

Income From Investment Operations
Net investment income(a)	.18	.33	.24	.27	.48	.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.58	.83	.47	(1.50)	(1.75)	1.12

Net increase (decrease) in net asset value from operations	.76	1.16	.71	(1.23)	(1.27)	1.49

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.30)	(.24)	(.28)	(.48)	(.39)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.39)	(.15)	(.02)
Tax return of capital	– 0	–	– 0	–	(.00	)(f)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.14)	(.30)	(.24)	(.67)	(.63)	(.41)

Net asset value, end of period	$ 12.09	$ 11.47	$ 10.61	$ 10.14	$ 12.04	$ 13.94

Total Return
Total investment return based on net asset value(b)	6.76%	10.86%	6.98%	(9.09)%	(9.49)%	11.68%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$869	$927	$1,022	$1,069	$1,404	$1,482
Ratio to average net assets of:
Expenses(c)	1.00	%(d)	.99	%(e)	.99	%(e)	1.01%	.93%	.95%
Net investment income	3.26	%(d)	2.77	%(e)	2.19	%(e)	3.05%	3.62%	2.72%
Portfolio turnover rate	32%	4%	5%	9%	6%	3%

See footnote summary on page 75.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	61

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class B
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.40	$ 10.55	$ 10.09	$ 11.97	$ 13.86	$ 12.80

Income From Investment Operations
Net investment income(a)	.14	.24	.16	.21	.38	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.57	.82	.46	(1.49)	(1.73)	1.10

Net increase (decrease) in net asset value from operations	.71	1.06	.62	(1.28)	(1.35)	1.38

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.21)	(.16)	(.21)	(.39)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.39)	(.15)	(.02)
Tax return of capital	– 0	–	– 0	–	(.00	)(f)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.10)	(.21)	(.16)	(.60)	(.54)	(.32)

Net asset value, end of period	$ 12.01	$ 11.40	$ 10.55	$ 10.09	$ 11.97	$ 13.86

Total Return
Total investment return based on net asset value(b)	6.28%	10.04%	6.16%	(9.69)%	(10.12)%	10.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$279,623	$309,895	$354,756	$405,281	$571,333	$648,527
Ratio to average net assets of:
Expenses(c)	1.72	%(d)	1.72	%(e)	1.72	%(e)	1.74%	1.66%	1.66%
Net investment income	2.53	%(d)	2.06	%(e)	1.47	%(e)	2.33%	2.91%	2.04%
Portfolio turnover rate	32%	4%	5%	9%	6%	3%

See footnote summary on page 75.

62	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class C
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.42	$ 10.56	$ 10.10	$ 11.98	$ 13.87	$ 12.80

Income From Investment Operations
Net investment income(a)	.14	.24	.16	.21	.39	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.58	.83	.46	(1.49)	(1.74)	1.12

Net increase (decrease) in net asset value from operations	.72	1.07	.62	(1.28)	(1.35)	1.39

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.21)	(.16)	(.21)	(.39)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.39)	(.15)	(.02)
Tax return of capital	– 0	–	– 0	–	(.00	)(f)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.10)	(.21)	(.16)	(.60)	(.54)	(.32)

Net asset value, end of period	$ 12.04	$ 11.42	$ 10.56	$ 10.10	$ 11.98	$ 13.87

Total Return
Total investment return based on net asset value(b)	6.36%	10.12%	6.15%	(9.69)%	(10.11)%	10.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$341,340	$375,644	$430,059	$472,336	$683,989	$750,829
Ratio to average net assets of:
Expenses(c)	1.71	%(d)	1.70	%(e)	1.70	%(e)	1.72%	1.64%	1.65%
Net investment income	2.53	%(d)	2.07	%(e)	1.49	%(e)	2.37%	2.93%	1.99%
Portfolio turnover rate	32%	4%	5%	9%	6%	3%

See footnote summary on page 75.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	63

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Advisor Class
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.51	$ 10.64	$ 10.17	$ 12.07	$ 13.97	$ 12.89

Income From Investment Operations
Net investment income(a)	.20	.35	.26	.30	.49	.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.57	.85	.48	(1.50)	(1.72)	1.11

Net increase (decrease) in net asset value from operations	.77	1.20	.74	(1.20)	(1.23)	1.53

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.33)	(.27)	(.31)	(.52)	(.43)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.39)	(.15)	(.02)
Tax return of capital	– 0	–	– 0	–	(.00	)(f)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.16)	(.33)	(.27)	(.70)	(.67)	(.45)

Net asset value, end of period	$ 12.12	$ 11.51	$ 10.64	$ 10.17	$ 12.07	$ 13.97

Total Return
Total investment return based on net asset value(b)	6.84%	11.24%	7.27%	(8.79)%	(9.19)%	11.98%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$104,494	$103,772	$84,269	$85,434	$113,428	$112,984
Ratio to average net assets of:
Expenses(c)	.70	%(d)	.69	%(e)	.69	%(e)	.71%	.63%	.65%
Net investment income	3.47	%(d)	2.93	%(e)	2.45	%(e)	3.35%	3.74%	3.01%
Portfolio turnover rate	32%	4%	5%	9%	6%	3%

See footnote summary on page 75.

64	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class R
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.44	$ 10.58	$ 10.12	$ 12.02	$ 13.91	$ 12.85

Income From Investment Operations
Net investment income(a)	.16	.25	.19	.23	.38	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.57	.87	.47	(1.49)	(1.69)	1.14

Net increase (decrease) in net asset value from operations	.73	1.12	.66	(1.26)	(1.31)	1.43

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.26)	(.20)	(.25)	(.43)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.39)	(.15)	(.02)
Tax return of capital	– 0	–	– 0	–	(.00	)(f)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.12)	(.26)	(.20)	(.64)	(.58)	(.37)

Net asset value, end of period	$ 12.05	$ 11.44	$ 10.58	$ 10.12	$ 12.02	$ 13.91

Total Return
Total investment return based on net asset value(b)	6.48%	10.55%	6.52%	(9.37)%	(9.75)%	11.23%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34,557	$34,602	$24,966	$22,659	$21,129	$15,254
Ratio to average net assets of:
Expenses(c)	1.35	%(d)	1.35	%(e)	1.35	%(e)	1.33%	1.31%	1.33%
Net investment income	2.82	%(d)	2.08	%(e)	1.80	%(e)	2.59%	2.99%	2.11%
Portfolio turnover rate	32%	4%	5%	9%	6%	3%

See footnote summary on page 75.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	65

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class K
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.45	$ 10.60	$ 10.13	$ 12.03	$ 13.92	$ 12.85

Income From Investment Operations
Net investment income(a)	.20	.32	.22	.26	.47	.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.56	.82	.49	(1.49)	(1.73)	1.10

Net increase (decrease) in net asset value from operations	.76	1.14	.71	(1.23)	(1.26)	1.47

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.29)	(.24)	(.28)	(.48)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.39)	(.15)	(.02)
Tax return of capital	– 0	–	– 0	–	(.00	)(f)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.14)	(.29)	(.24)	(.67)	(.63)	(.40)

Net asset value, end of period	$ 12.07	$ 11.45	$ 10.60	$ 10.13	$ 12.03	$ 13.92

Total Return
Total investment return based on net asset value(b)	6.79%	10.74%	6.95%	(9.12)%	(9.45)%	11.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,683	$26,355	$24,859	$16,961	$14,144	$15,411
Ratio to average net assets of:
Expenses(c)	1.01	%(d)	1.04	%(e)	1.03	%(e)	1.03%	.94%	1.02%
Net investment income	3.59	%(d)	2.72	%(e)	2.06	%(e)	2.83%	3.57%	2.69%
Portfolio turnover rate	32%	4%	5%	9%	6%	3%

See footnote summary on page 75.

66	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class I
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.48	$ 10.62	$ 10.15	$ 12.04	$ 13.94	$ 12.86

Income From Investment Operations
Net investment income(a)	.20	.36	.26	.28	.52	.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.57	.83	.48	(1.47)	(1.75)	1.09

Net increase (decrease) in net asset value from operations	.77	1.19	.74	(1.19)	(1.23)	1.52

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.33)	(.27)	(.31)	(.52)	(.42)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.39)	(.15)	(.02)
Tax return of capital	– 0	–	– 0	–	(.00	)(f)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.16)	(.33)	(.27)	(.70)	(.67)	(.44)

Net asset value, end of period	$ 12.09	$ 11.48	$ 10.62	$ 10.15	$ 12.04	$ 13.94

Total Return
Total investment return based on net asset value(b)	6.85%	11.14%	7.27%	(8.73)%	(9.21)%	11.96%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,207	$21,796	$21,211	$31,728	$28,153	$21,371
Ratio to average net assets of:
Expenses(c)	.70	%(d)	.71	%(e)	.69	%(e)	.71%	.63%	.69%
Net investment income	3.50	%(d)	3.00	%(e)	2.49	%(e)	3.18%	3.94%	3.09%
Portfolio turnover rate	32%	4%	5%	9%	6%	3%

See footnote summary on page 75.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	67

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class A
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.17	$ 10.66	$ 10.14	$ 11.09	$ 12.14	$ 11.66

Income From Investment Operations
Net investment income(a)	.21	.26	.20	.31	.46	.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.20	.51	.53	(.71)	(.94)	.52

Net increase (decrease) in net asset value from operations	.41	.77	.73	(.40)	(.48)	.89

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.26)	(.21)	(.33)	(.47)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.22)	(.10)	(.03)
Tax return of capital	– 0	–	– 0	–	(.00	)(f)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.11)	(.26)	(.21)	(.55)	(.57)	(.41)

Net asset value, end of period	$ 11.47	$ 11.17	$ 10.66	$ 10.14	$ 11.09	$ 12.14

Total Return
Total investment return based on net asset value(b)	3.72%	7.23%	7.21%	(3.01)%	(4.15)%	7.66%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$268,879	$292,825	$346,347	$354,786	$444,466	$400,294
Ratio to average net assets of:
Expenses(c)	1.03	%(d)	1.01	%(e)	1.00	%(e)	1.00%	.96%	.98%
Net investment income	3.74	%(d)	2.34	%(e)	1.87	%(e)	3.35%	3.88%	3.06%
Portfolio turnover rate	19%	4%	5%	13%	5%	3%

See footnote summary on page 75.

68	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class B
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.10	$ 10.60	$ 10.08	$ 11.03	$ 12.08	$ 11.61

Income From Investment Operations
Net investment income(a)	.16	.18	.12	.25	.37	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.21	.50	.53	(.72)	(.93)	.52

Net increase (decrease) in net asset value from operations	.37	.68	.65	(.47)	(.56)	.80

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.18)	(.13)	(.26)	(.39)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.22)	(.10)	(.03)
Tax return of capital	– 0	–	– 0	–	(.00	)(f)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.07)	(.18)	(.13)	(.48)	(.49)	(.33)

Net asset value, end of period	$ 11.40	$ 11.10	$ 10.60	$ 10.08	$ 11.03	$ 12.08

Total Return
Total investment return based on net asset value(b)	3.32%	6.43%	6.48%	(3.75)%	(4.85)%	6.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$91,101	$101,883	$119,926	$138,128	$185,022	$172,580
Ratio to average net assets of:
Expenses(c)	1.75	%(d)	1.74	%(e)	1.72	%(e)	1.73%	1.68%	1.70%
Net investment income	3.00	%(d)	1.61	%(e)	1.17	%(e)	2.64%	3.17%	2.37%
Portfolio turnover rate	19%	4%	5%	13%	5%	3%

See footnote summary on page 75.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	69

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class C
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.10	$ 10.60	$ 10.08	$ 11.02	$ 12.07	$ 11.60

Income From Investment Operations
Net investment income(a)	.17	.18	.12	.25	.38	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.20	.50	.53	(.71)	(.94)	.52

Net increase (decrease) in net asset value from operations	.37	.68	.65	(.46)	(.56)	.80

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.18)	(.13)	(.26)	(.39)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.22)	(.10)	(.03)
Tax return of capital	– 0	–	– 0	–	(.00	)(f)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.07)	(.18)	(.13)	(.48)	(.49)	(.33)

Net asset value, end of period	$ 11.40	$ 11.10	$ 10.60	$ 10.08	$ 11.02	$ 12.07

Total Return
Total investment return based on net asset value(b)	3.34%	6.43%	6.48%	(3.66)%	(4.85)%	6.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$137,919	$148,245	$171,195	$183,559	$246,147	$230,707
Ratio to average net assets of:
Expenses(c)	1.73	%(d)	1.72	%(e)	1.71	%(e)	1.71%	1.67%	1.69%
Net investment income	3.01	%(d)	1.63	%(e)	1.17	%(e)	2.65%	3.23%	2.34%
Portfolio turnover rate	19%	4%	5%	13%	5%	3%

See footnote summary on page 75.

70	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Advisor Class
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.19	$ 10.68	$ 10.15	$ 11.11	$ 12.16	$ 11.67

Income From Investment Operations
Net investment income(a)	.21	.29	.23	.32	.47	.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.22	.51	.54	(.70)	(.91)	.50

Net increase (decrease) in net asset value from operations	.43	.80	.77	(.38)	(.44)	.93

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.29)	(.23)	(.36)	(.51)	(.41)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.22)	(.10)	(.03)
Tax return of capital	– 0	–	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.13)	(.29)	(.24)	(.58)	(.61)	(.44)

Net asset value, end of period	$ 11.49	$ 11.19	$ 10.68	$ 10.15	$ 11.11	$ 12.16

Total Return
Total investment return based on net asset value(b)	3.88%	7.52%	7.62%	(2.79)%	(3.86)%	8.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,068	$17,706	$23,631	$29,458	$30,719	$25,415
Ratio to average net assets of:
Expenses(c)	.72	%(d)	.71	%(e)	.70	%(e)	.70%	.66%	.68%
Net investment income	3.92	%(d)	2.63	%(e)	2.15	%(e)	3.43%	4.02%	3.53%
Portfolio turnover rate	19%	4%	5%	13%	5%	3%

See footnote summary on page 75.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	71

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class R
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.19	$ 10.67	$ 10.15	$ 11.11	$ 12.16	$ 11.69

Income From Investment Operations
Net investment income(a)	.18	.21	.16	.26	(g)	.41	.31	(g)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.20	.53	.53	(.70)	(.93)	.53

Net increase (decrease) in net asset value from operations	.38	.74	.69	(.44)	(.52)	.84

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.22)	(.17)	(.30)	(.43)	(.34)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.22)	(.10)	(.03)
Tax return of capital	– 0	–	– 0	–	(.00	)(f)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.09)	(.22)	(.17)	(.52)	(.53)	(.37)

Net asset value, end of period	$ 11.48	$ 11.19	$ 10.67	$ 10.15	$ 11.11	$ 12.16

Total Return
Total investment return based on net asset value(b)	3.43%	6.93%	6.83%	(3.40)%	(4.52)%	7.26%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,954	$15,068	$14,726	$12,756	$10,045	$9,774
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(c)	1.39	%(d)	1.39	%(e)	1.37	%(e)	1.35%	1.34%	1.36%
Expenses, before waivers/reimbursements	1.39	%(d)	1.39	%(e)	1.37	%(e)	1.35%	1.34%	1.38%
Net investment income	3.31	%(d)	1.86	%(e)	1.49	%(e)	2.77	%(g)	3.53%	2.53	%(g)
Portfolio turnover rate	19%	4%	5%	13%	5%	3%

See footnote summary on page 75.

72	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class K
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.16	$ 10.65	$ 10.13	$ 11.09	$ 12.13	$ 11.66

Income From Investment Operations
Net investment income(a)	.19	.23	.19	.27	.46	.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.21	.53	.53	(.68)	(.93)	.46

Net increase (decrease) in net asset value from operations	.40	.76	.72	(.41)	(.47)	.88

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.25)	(.20)	(.33)	(.47)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.22)	(.10)	(.03)
Tax return of capital	– 0	–	– 0	–	(.00	)(f)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.11)	(.25)	(.20)	(.55)	(.57)	(.41)

Net asset value, end of period	$ 11.45	$ 11.16	$ 10.65	$ 10.13	$ 11.09	$ 12.13

Total Return
Total investment return based on net asset value(b)	3.63%	7.18%	7.16%	(3.05)%	(4.08)%	7.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,422	$7,684	$5,447	$4,730	$1,793	$1,780
Ratio to average net assets of:
Expenses(c)	1.03	%(d)	1.08	%(e)	1.05	%(e)	1.05%	.96%	1.06%
Net investment income	3.52	%(d)	2.05	%(e)	1.80	%(e)	2.74%	3.94%	3.42%
Portfolio turnover rate	19%	4%	5%	13%	5%	3%

See footnote summary on page 75.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	73

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class I
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.17	$ 10.66	$ 10.14	$ 11.09	$ 12.14	$ 11.66

Income From Investment Operations
Net investment income(a)	.24	.28	.22	.34	.50	.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.19	.52	.54	(.71)	(.94)	.51

Net increase (decrease) in net asset value from operations	.43	.80	.76	(.37)	(.44)	.92

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.29)	(.23)	(.36)	(.51)	(.41)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.22)	(.10)	(.03)
Tax return of capital	– 0	–	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.13)	(.29)	(.24)	(.58)	(.61)	(.44)

Net asset value, end of period	$ 11.47	$ 11.17	$ 10.66	$ 10.14	$ 11.09	$ 12.14

Total Return
Total investment return based on net asset value(b)	3.88%	7.49%	7.50%	(2.72)%	(3.86)%	7.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,227	$2,868	$3,038	$2,728	$2,990	$2,158
Ratio to average net assets of:
Expenses(c)	.73	%(d)	.74	%(e)	.73	%(e)	.72%	.64%	.73%
Net investment income	4.05	%(d)	2.45	%(e)	2.12	%(e)	3.64%	4.22%	3.39%
Portfolio turnover rate	19%	4%	5%	13%	5%	3%

See footnote summary on page 75.

74	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. For the periods shown below, the estimated annualized blended expense ratios of the Underlying Portfolios were as follows:

	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
		2011	2010	2009	2008	2007
Wealth Appreciation Strategy	.04%	.03%	.02%	.04%	.04%	.04%
Balanced Wealth Strategy	.04%	.03%	.03%	.04%	.04%	.04%
Conservative Wealth Strategy	.03%	.03%	.03%	.04%	.04%	.04%

(d)	Annualized

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Amount is less than $.005.

(g)	Net of fees and expenses waived/reimbursed by the Adviser.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	75

Financial Highlights

TRUSTEES

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Thomas J. Fontaine(2), Vice President

Dokyoung Lee(2), Vice President

Seth J. Masters(2), Vice President

Christopher H. Nikolich(2), Vice President

Patrick J. Rudden(2), Vice President Emilie D. Wrapp, Clerk Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Fontaine, Lee, Masters, Nikolich and Rudden are the members of the Adviser’s Multi-Asset Solutions Team primarily responsible for the day-to-day management of each Strategy’s portfolio.

76	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Trustees

The information on pages 77-236 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. The Portfolio of Investments information has been derived from each fund’s February 29, 2012 audited financial statements which is available upon request.

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

U.S. VALUE PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,309.7

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,317.1

*	All data are as of February 29, 2012. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	77

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,126.6

*	All data are as of February 29, 2012. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.9% or less in the following countries: Belgium, China, Czech Republic, Denmark, Hong Kong, New Zealand, Norway, Poland, Portugal, South Africa, Spain, Sweden, Thailand and Turkey.

Please Note: The industry classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

78	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,120.5

*	All data are as of February 29, 2012. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.8% or less in the following countries: Australia, Belgium, Chile, Germany, Italy, Luxembourg, Portugal, Russia, South Africa and Spain.

Please Note: The industry classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	79

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

SHORT DURATION BOND PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $951.9

*	All data are as of February 29, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

80	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,208.1

*	All data are as of February 29, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	81

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $831.9

*	All data are as of February 29, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

82	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

HIGH-YIELD PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $435.2

*	All data are as of February 29, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	83

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $367.6

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $369.2

*	All data are as of February 29, 2012. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

84	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $612.5

*	All data are as of February 29, 2012. The Portfolio’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 0.7% or less in the following countries: Germany, Norway, South Africa and Sweden.

Please Note: The industry classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	85

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,853.8

TEN LARGEST HOLDINGS**

February 29, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Vanguard MSCI Emerging Markets ETF	$93,598,929	5.0%
iShares MSCI Emerging Markets Index Fund	51,004,798	2.8
Apple, Inc.	8,245,088	0.4
Exxon Mobil Corp.	6,781,600	0.4
Simon Property Group, Inc.	4,642,900	0.2
Microsoft Corp.	3,884,976	0.2
International Business Machines Corp.	3,796,889	0.2
Chevron Corp.	3,557,312	0.2
General Electric Co.	3,289,935	0.2
Procter & Gamble Co. (The)	3,038,400	0.2
	$181,840,827	9.8%

*	All data are as of February 29, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

**	Long-term investments.

86	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary and Ten Largest Holdings

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.4%
Financials – 17.6%
Capital Markets – 2.1%
Goldman Sachs Group, Inc. (The)	70,100	$8,071,314
Legg Mason, Inc.	224,900	6,160,011
Morgan Stanley	686,600	12,729,564

		26,960,889

Commercial Banks – 4.0%
CIT Group, Inc.(a)	525,200	21,380,892
KeyCorp	182,300	1,476,630
Regions Financial Corp.	403,000	2,321,280
Wells Fargo & Co.	881,300	27,575,877

		52,754,679

Diversified Financial Services – 7.7%
Bank of America Corp.	973,600	7,759,592
Citigroup, Inc.	1,218,300	40,593,756
JPMorgan Chase & Co.	1,084,000	42,536,160
Moody’s Corp.	251,800	9,721,998

		100,611,506

Insurance – 3.8%
ACE Ltd.	153,800	11,028,998
Berkshire Hathaway, Inc.(a)	93,100	7,303,695
Chubb Corp. (The)	72,100	4,899,916
Reinsurance Group of America, Inc. – Class A	130,900	7,549,003
Travelers Cos., Inc. (The)	295,300	17,118,541
XL Group PLC	96,500	2,007,200

		49,907,353

		230,234,427

Health Care – 16.8%
Biotechnology – 1.2%
Gilead Sciences, Inc.(a)	266,000	12,103,000
Vertex Pharmaceuticals, Inc.(a)	109,400	4,257,848

		16,360,848

Health Care Providers & Services – 4.9%
Aetna, Inc.	95,900	4,484,284
Health Net, Inc.(a)	230,800	8,710,392
UnitedHealth Group, Inc.	481,200	26,826,900
WellPoint, Inc.	360,700	23,672,741

		63,694,317

Pharmaceuticals – 10.7%
AstraZeneca PLC (Sponsored ADR)	415,700	18,660,773
Johnson & Johnson	645,700	42,022,156
Merck & Co., Inc.	592,300	22,608,091
Pfizer, Inc.	2,407,200	50,791,920

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	87

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Roche Holding AG (Sponsored ADR)	145,000	$6,319,100

		140,402,040

		220,457,205

Consumer Discretionary – 15.5%
Auto Components – 1.8%
Lear Corp.	240,900	10,891,089
TRW Automotive Holdings Corp.(a)	261,800	11,974,732

		22,865,821

Automobiles – 2.0%
Ford Motor Co.	781,400	9,673,732
General Motors Co.(a)	643,600	16,746,472

		26,420,204

Diversified Consumer Services – 0.6%
Apollo Group, Inc. – Class A(a)	181,700	7,747,688

Hotels, Restaurants & Leisure – 1.0%
MGM Resorts International(a)	989,000	13,618,530

Household Durables – 0.8%
Newell Rubbermaid, Inc.	287,760	5,266,008
NVR, Inc.(a)	7,400	5,120,800

		10,386,808

Media – 6.6%
CBS Corp. – Class B	358,800	10,728,120
DIRECTV(a)	216,800	10,042,176
Gannett Co., Inc.	862,970	12,806,475
Interpublic Group of Cos., Inc. (The)	268,500	3,146,820
McGraw-Hill Cos., Inc. (The)	146,400	6,813,456
News Corp. – Class A	569,100	11,308,017
Time Warner Cable, Inc. – Class A	237,600	18,851,184
Viacom, Inc. – Class B	265,700	12,652,634

		86,348,882

Multiline Retail – 0.8%
Macy’s, Inc.	271,500	10,308,855

Specialty Retail – 1.9%
GameStop Corp. – Class A(b)	142,700	3,250,706
Home Depot, Inc. (The)	120,200	5,717,914
Limited Brands, Inc.	157,500	7,328,475
Lowe’s Cos., Inc.	246,600	6,998,508
Staples, Inc.	136,700	2,004,022

		25,299,625

		202,996,413

88	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 11.3%
Energy Equipment & Services – 1.1%
Transocean Ltd./Switzerland	271,200	$14,465,808

Oil, Gas & Consumable Fuels – 10.2%
Anadarko Petroleum Corp.	75,800	6,376,296
BP PLC (Sponsored ADR)	433,800	20,458,008
Chevron Corp.	268,500	29,298,720
Devon Energy Corp.	217,500	15,944,925
Exxon Mobil Corp.	285,100	24,661,150
Marathon Oil Corp.	527,900	17,890,531
Marathon Petroleum Corp.	286,200	11,891,610
Nexen, Inc. (New York)	215,500	4,391,890
Valero Energy Corp.	111,900	2,740,431

		133,653,561

		148,119,369

Information Technology – 11.2%
Communications Equipment – 1.8%
Cisco Systems, Inc.	1,034,800	20,571,824
Motorola Solutions, Inc.	57,700	2,873,460

		23,445,284

Computers & Peripherals – 2.5%
Dell, Inc.(a)	79,500	1,375,350
Hewlett-Packard Co.	1,123,400	28,433,254
Seagate Technology PLC	105,785	2,777,914

		32,586,518

Electronic Equipment, Instruments & Components – 1.1%
Corning, Inc.	1,128,200	14,711,728

IT Services – 0.7%
Visa, Inc. – Class A	70,300	8,180,811

Semiconductors & Semiconductor Equipment – 5.1%
Advanced Semiconductor Engineering, Inc. (ADR)(b)	754,358	3,681,267
Applied Materials, Inc.	1,317,500	16,126,200
Intel Corp.	930,000	24,998,400
Lam Research Corp.(a)	233,600	9,741,120
Micron Technology, Inc.(a)	1,469,100	12,560,805

		67,107,792

		146,032,133

Consumer Staples – 10.0%
Beverages – 1.0%
Constellation Brands, Inc. – Class A(a)	617,300	13,481,832

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	89

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Food & Staples Retailing – 2.4%
CVS Caremark Corp.	259,900	$11,721,490
Kroger Co. (The)	832,500	19,805,175

		31,526,665

Food Products – 1.8%
Archer-Daniels-Midland Co.	133,100	4,152,720
ConAgra Foods, Inc.	346,500	9,095,625
Tyson Foods Inc – Class A	546,708	10,338,248

		23,586,593

Household Products – 1.6%
Procter & Gamble Co. (The)	302,300	20,411,296

Tobacco – 3.2%
Altria Group, Inc.(b)	560,700	16,877,070
Lorillard, Inc.	143,500	18,809,980
Philip Morris International, Inc.	40,700	3,399,264
Reynolds American, Inc.	69,100	2,897,363

		41,983,677

		130,990,063

Industrials – 6.4%
Aerospace & Defense – 1.3%
General Dynamics Corp.	48,400	3,544,332
Northrop Grumman Corp.	214,700	12,841,207

		16,385,539

Airlines – 0.8%
Delta Air Lines, Inc.(a)	1,027,100	10,075,851

Building Products – 0.3%
Fortune Brands Home & Security, Inc.(a)	216,885	4,194,556

Industrial Conglomerates – 4.0%
General Electric Co.	2,162,700	41,199,435
Tyco International Ltd.	225,800	11,700,956

		52,900,391

		83,556,337

Utilities – 4.8%
Electric Utilities – 1.6%
Edison International	99,500	4,166,065
Great Plains Energy, Inc.	340,100	6,727,178
NV Energy, Inc.	668,000	10,474,240

		21,367,483

Gas Utilities – 0.9%
Atmos Energy Corp.	223,400	6,865,082

90	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

UGI Corp.	176,917	$4,997,905

		11,862,987

Multi-Utilities – 2.3%
CenterPoint Energy, Inc.	390,800	7,616,692
DTE Energy Co.	270,200	14,588,098
NiSource, Inc.	231,600	5,558,400
Public Service Enterprise Group, Inc.	81,100	2,496,258

		30,259,448

		63,489,918

Telecommunication Services – 3.9%
Diversified Telecommunication Services – 3.9%
AT&T, Inc.	810,300	24,787,077
CenturyLink, Inc.	643,700	25,908,925

		50,696,002

Materials – 0.9%
Chemicals – 0.9%
LyondellBasell Industries NV	276,100	11,921,998

Total Common Stocks (cost $1,145,976,782)		1,288,493,865

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.09%(c) (cost $21,053,619)	21,053,619	21,053,619

Total Investments Before Security Lending Collateral for Securities Loaned – 100.0% (cost $1,167,030,401)		1,309,547,484

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 0.3%
Investment Companies – 0.3%
AllianceBernstein Exchange Reserves –Class I, 0.22%(c) (cost $4,230,960)	4,230,960	4,230,960

Total Investments – 100.3% (cost $1,171,261,361)		1,313,778,444
Other assets less liabilities – (0.3)%		(3,636,703)

Net Assets – 100.0%		$1,310,141,741

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	91

U.S. Value Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

92	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.9%
Information Technology – 29.9%
Communications Equipment – 5.1%
Cisco Systems, Inc.	847,740	$16,853,071
QUALCOMM, Inc.	820,860	51,041,075

		67,894,146

Computers & Peripherals – 9.9%
Apple, Inc.(a)	191,530	103,893,533
EMC Corp./Massachusetts(a)	957,577	26,515,307

		130,408,840

Internet Software & Services – 4.5%
Google, Inc. – Class A(a)	95,735	59,188,164

IT Services – 0.7%
Visa, Inc. – Class A	74,380	8,655,601

Semiconductors & Semiconductor Equipment – 3.5%
Broadcom Corp. – Class A(a)	635,646	23,614,249
Marvell Technology Group Ltd.(a)	1,517,411	22,761,165

		46,375,414

Software – 6.2%
Citrix Systems, Inc.(a)	268,700	20,082,638
Informatica Corp.(a)	83,820	4,120,591
Intuit, Inc.	275,200	15,917,568
Oracle Corp.	1,160,690	33,973,396
Salesforce.com, Inc.(a)	53,990	7,729,209

		81,823,402

		394,345,567

Consumer Discretionary – 13.7%
Auto Components – 1.3%
BorgWarner, Inc.(a)	208,672	17,286,388

Automobiles – 0.7%
Harley-Davidson, Inc.	184,277	8,583,623

Hotels, Restaurants & Leisure – 2.6%
Las Vegas Sands Corp.(a)	269,100	14,964,651
Starbucks Corp.	406,250	19,727,500

		34,692,151

Internet & Catalog Retail – 1.6%
Amazon.com, Inc.(a)	115,510	20,755,992

Media – 5.7%
Comcast Corp. – Class A	1,223,220	35,938,204
Walt Disney Co. (The)	938,440	39,405,095

		75,343,299

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	93

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 0.9%
Dollar General Corp.(a)	285,114	$11,991,895

Textiles, Apparel & Luxury Goods – 0.9%
PVH Corp.	145,605	12,377,881

		181,031,229

Industrials – 13.4%
Aerospace & Defense – 4.5%
Boeing Co. (The)	377,210	28,271,889
Precision Castparts Corp.	184,820	30,944,413

		59,216,302

Air Freight & Logistics – 2.6%
United Parcel Service, Inc. – Class B	443,545	34,104,175

Electrical Equipment – 1.9%
Emerson Electric Co.	281,710	14,172,830
Rockwell Automation, Inc.	134,634	10,768,028

		24,940,858

Industrial Conglomerates – 2.8%
Danaher Corp.	688,059	36,350,157

Machinery – 1.6%
Flowserve Corp.	179,734	21,311,060

		175,922,552

Energy – 12.4%
Energy Equipment & Services – 5.9%
FMC Technologies, Inc.(a)	266,600	13,444,638
National Oilwell Varco, Inc.	119,910	9,896,172
Schlumberger Ltd.	707,535	54,911,792

		78,252,602

Oil, Gas & Consumable Fuels – 6.5%
Anadarko Petroleum Corp.	270,810	22,780,537
EOG Resources, Inc.	260,195	29,625,803
Noble Energy, Inc.	333,358	32,552,408

		84,958,748

		163,211,350

Health Care – 9.6%
Biotechnology – 0.6%
Gilead Sciences, Inc.(a)	182,815	8,318,083

Health Care Equipment & Supplies – 3.7%
Covidien PLC	572,990	29,938,727
Stryker Corp.	347,100	18,618,444

		48,557,171

94	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 1.9%
Express Scripts, Inc. – Class A(a)	464,135	$24,752,320

Life Sciences Tools & Services – 0.9%
Illumina, Inc.(a)(b)	225,570	11,560,462

Pharmaceuticals – 2.5%
Allergan, Inc./United States	243,400	21,806,206
Perrigo Co.	110,180	11,355,151

		33,161,357

		126,349,393

Financials – 8.0%
Capital Markets – 3.4%
Blackstone Group LP	1,584,009	24,742,221
Goldman Sachs Group, Inc. (The)	175,130	20,164,468

		44,906,689

Diversified Financial Services – 2.7%
JPMorgan Chase & Co.	894,270	35,091,155

Insurance – 0.5%
MetLife, Inc.	186,717	7,197,940

Real Estate Management & Development – 1.4%
CBRE Group, Inc.(a)	1,006,646	18,451,821

		105,647,605

Materials – 6.4%
Chemicals – 5.1%
Dow Chemical Co. (The)	454,540	15,231,635
Monsanto Co.	353,727	27,371,395
Potash Corp. of Saskatchewan, Inc.	511,870	23,827,549

		66,430,579

Metals & Mining – 1.3%
Freeport-McMoRan Copper & Gold, Inc.	414,530	17,642,397

		84,072,976

Consumer Staples – 2.5%
Food Products – 2.5%
General Mills, Inc.	548,740	21,022,229
Hershey Co. (The)	191,410	11,618,587

		32,640,816

Total Common Stocks (cost $1,001,115,076)		1,263,221,488

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	95

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $17,761,586)	17,761,586	$17,761,586

Total Investments Before Security Lending Collateral for Securities Loaned – 97.3% (cost $1,018,876,662)		1,280,983,074

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 0.9%
Investment Companies – 0.9%
AllianceBernstein Exchange Reserves – Class I, 0.22%(c) (cost $11,842,425)	11,842,425	11,842,425

Total Investments – 98.2% (cost $1,030,719,087)		1,292,825,499
Other assets less liabilities – 1.8%		23,996,495

Net Assets – 100.0%		$1,316,821,994

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

96	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.6%
Financials – 22.2%
Capital Markets – 1.9%
Deutsche Bank AG	199,200	$9,295,527
Macquarie Group Ltd.	414,190	11,810,268

		21,105,795

Commercial Banks – 12.4%
Banco do Brasil SA	1,082,500	17,429,684
Barclays PLC	2,812,300	10,890,065
BNP Paribas SA	263,755	12,836,049
HSBC Holdings PLC	631,070	5,590,997
KB Financial Group, Inc.	450,822	16,554,578
KBC Groep NV	200,930	4,729,377
Komercni Banka AS	17,400	3,396,187
Lloyds Banking Group PLC(a)	14,026,950	7,808,653
Mitsubishi UFJ Financial Group, Inc.	1,963,400	10,147,073
National Australia Bank Ltd.	628,370	15,862,518
Societe Generale SA	302,604	9,740,436
Sumitomo Mitsui Financial Group, Inc.	339,500	11,522,847
Turkiye Is Bankasi – Class C	2,849,730	6,757,130
Turkiye Vakiflar Bankasi Tao – Class D	3,829,550	6,766,909

		140,032,503

Diversified Financial Services – 1.9%
ING Groep NV(a)	1,551,040	13,668,730
ORIX Corp.	84,240	8,118,596

		21,787,326

Insurance – 5.1%
Aegon NV(a)	1,676,000	8,771,288
Allianz SE	138,640	16,813,731
Aviva PLC	465,280	2,722,914
Legal & General Group PLC	6,230,020	11,952,015
Muenchener Rueckversicherungs AG	75,960	11,075,714
Suncorp Group Ltd.	675,580	5,906,105

		57,241,767

Real Estate Investment Trusts (REITs) – 0.1%
British Land Co. PLC	84,696	632,196

Real Estate Management & Development – 0.8%
Evergrande Real Estate Group Ltd.(b)	7,936,000	5,000,494
New World Development Co Ltd.	3,136,836	4,323,653

		9,324,147

		250,123,734

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	97

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 15.4%
Energy Equipment & Services – 0.8%
Seadrill Ltd.	206,770	$8,562,033

Oil, Gas & Consumable Fuels – 14.6%
BP PLC	5,084,880	39,787,104
China Petroleum & Chemical Corp. – Class H	7,802,000	8,863,807
ENI SpA	410,260	9,435,705
Gazprom OAO (Sponsored ADR)	1,940,170	25,610,244
JX Holdings, Inc.	1,352,100	8,495,355
LUKOIL OAO (London) (Sponsored ADR)(b)	219,770	14,010,338
Nexen, Inc. (Toronto)	538,033	10,967,836
Petroleo Brasileiro SA (Sponsored ADR)	629,050	17,921,634
PTT PCL	440,500	5,283,380
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	675,187	24,644,513

		165,019,916

		173,581,949

Materials – 12.9%
Chemicals – 3.9%
Agrium, Inc. (Toronto)	105,080	8,939,951
Air Water, Inc.	165,000	2,155,853
DIC Corp.	1,557,000	3,224,188
Koninklijke DSM NV	273,876	15,216,484
Mitsubishi Gas Chemical Co., Inc.	620,000	3,935,413
OCI Co., Ltd.(b)	33,890	8,098,221
Ube Industries Ltd./Japan	960,000	2,784,183

		44,354,293

Metals & Mining – 9.0%
Anglo American PLC	173,270	7,304,143
ArcelorMittal (Euronext Amsterdam)	154,650	3,259,512
Dowa Holdings Co., Ltd.	133,000	880,038
Exxaro Resources Ltd.	154,110	4,304,230
JFE Holdings, Inc.	200,500	4,336,838
KGHM Polska Miedz SA	214,950	10,223,452
Kinross Gold Corp.	382,180	4,229,492
New Gold, Inc.(a)	164,592	1,922,971
OneSteel Ltd.	2,822,393	3,188,775
Rio Tinto PLC	254,170	14,418,898
ThyssenKrupp AG	408,330	11,018,905
Vale SA (Sponsored ADR) (Local Preference Shares)	1,130,830	27,795,801
Xstrata PLC	412,690	7,877,818

		100,760,873

		145,115,166

98	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 12.2%
Auto Components – 3.6%
Bridgestone Corp.	452,600	$10,917,818
Faurecia	92,342	2,574,063
GKN PLC	2,965,900	10,300,571
Magna International, Inc. – Class A	197,800	9,421,713
NGK Spark Plug Co., Ltd.	370,000	5,010,838
Sumitomo Rubber Industries Ltd.	207,300	2,613,470

		40,838,473

Automobiles – 5.5%
Bayerische Motoren Werke AG	67,710	6,252,063
Dongfeng Motor Group Co., Ltd. – Class H	2,222,000	4,317,805
Kia Motors Corp.	49,140	3,098,172
Mazda Motor Corp.(a)(b)	3,561,000	5,924,524
Nissan Motor Co., Ltd.	1,335,100	13,772,183
Renault SA	254,880	13,450,088
Volkswagen AG (Preference Shares)	81,890	15,288,824

		62,103,659

Distributors – 0.4%
Imperial Holdings Ltd.	256,620	5,009,216

Household Durables – 1.6%
Sharp Corp./Japan	1,360,000	9,609,259
Sony Corp.	377,000	8,137,101

		17,746,360

Leisure Equipment & Products – 0.3%
Namco Bandai Holdings, Inc.	197,500	2,772,126

Media – 0.5%
Fairfax Media Ltd.(b)	3,170,950	2,704,597
Informa PLC	418,700	2,884,518

		5,589,115

Textiles, Apparel & Luxury Goods – 0.3%
Yue Yuen Industrial Holdings Ltd.	1,049,000	3,562,556

		137,621,505

Information Technology – 9.7%
Computers & Peripherals – 2.0%
Fujitsu Ltd.	1,859,000	10,113,535
Lite-On Technology Corp.	621,300	840,978
Pegatron Corp.	2,027,000	2,743,335
Quanta Computer, Inc.	1,276,000	3,141,523
Wistron Corp.	3,628,000	6,020,404

		22,859,775

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	99

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 2.5%
AU Optronics Corp.	20,511,790	$11,017,069
LG Display Co., Ltd.(a)	636,790	16,761,725

		27,778,794

Office Electronics – 0.3%
Konica Minolta Holdings, Inc.	385,000	3,259,613

Semiconductors & Semiconductor Equipment – 4.6%
Advanced Semiconductor Engineering, Inc.	15,912,314	15,477,760
GCL-Poly Energy Holdings Ltd.(b)	20,442,000	6,958,439
Powertech Technology, Inc.	778,800	1,779,386
Samsung Electronics Co., Ltd.	23,890	25,690,426
Sumco Corp.(a)(b)	233,700	2,527,958

		52,433,969

Software – 0.3%
Nintendo Co., Ltd.	21,600	3,228,645

		109,560,796

Health Care – 6.3%
Pharmaceuticals – 6.3%
AstraZeneca PLC	638,720	28,581,212
GlaxoSmithKline PLC	525,790	11,618,814
Novartis AG	250,070	13,630,359
Otsuka Holdings Co., Ltd.	104,800	2,952,012
Roche Holding AG	78,280	13,624,984

		70,407,381

Industrials – 5.9%
Aerospace & Defense – 0.4%
Saab AB	206,600	4,176,285

Airlines – 0.7%
Cathay Pacific Airways Ltd.	1,186,000	2,346,968
Deutsche Lufthansa (REG)	427,400	5,935,548

		8,282,516

Building Products – 1.0%
Asahi Glass Co., Ltd.	1,306,000	11,790,610

Construction & Engineering – 1.2%
Bouygues SA	434,310	13,758,305

Electrical Equipment – 1.1%
Sumitomo Electric Industries Ltd.	948,600	12,434,689

Industrial Conglomerates – 0.3%
Jardine Strategic Holdings Ltd.	93,000	2,835,594

100	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 0.2%
IHI Corp.	1,003,000	$2,547,542

Marine – 0.3%
AP Moller – Maersk A/S (Line of B Shares)	357	2,870,987

Trading Companies & Distributors – 0.7%
Mitsubishi Corp.	326,500	8,023,825

		66,720,353

Telecommunication Services – 5.9%
Diversified Telecommunication Services – 4.0%
Chorus Ltd.(a)	13,384	36,458
Nippon Telegraph & Telephone Corp.	452,500	21,300,249
Telecom Italia SpA (ordinary shares)	9,707,700	11,151,862
Telecom Italia SpA (savings shares)	4,931,400	4,644,168
Vivendi SA	356,050	7,631,688

		44,764,425

Wireless Telecommunication Services – 1.9%
China Mobile Ltd.	328,000	3,491,077
NTT DoCoMo, Inc.	1,319	2,249,856
Vodafone Group PLC	5,995,507	16,151,409

		21,892,342

		66,656,767

Consumer Staples – 5.0%
Beverages – 0.6%
Asahi Group Holdings Ltd.	305,400	6,690,404

Food & Staples Retailing – 1.7%
Delhaize Group SA	110,289	6,058,429
Empire Co., Ltd.	41,800	2,407,582
Koninklijke Ahold NV	759,400	10,486,518

		18,952,529

Food Products – 0.3%
Nestle SA	49,420	3,021,280

Tobacco – 2.4%
Imperial Tobacco Group PLC	284,720	11,274,030
Japan Tobacco, Inc.	3,039	16,144,607

		27,418,637

		56,082,850

Utilities – 3.1%
Electric Utilities – 1.5%
E.ON AG	457,620	10,491,055

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	101

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

EDP – Energias de Portugal SA	2,210,300	$6,424,421

		16,915,476

Gas Utilities – 1.0%
Gas Natural SDG SA	652,280	11,031,114

Multi-Utilities – 0.6%
National Grid PLC	684,740	6,973,824

		34,920,414

Total Common Stocks (cost $1,078,236,301)		1,110,790,915

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $5,857,075)	5,857,075	5,857,075

Total Investments Before Security Lending Collateral for Securities Loaned – 99.1% (cost $1,084,093,376)		1,116,647,990

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 2.2%
Investment Companies – 2.2%
AllianceBernstein Exchange Reserves – Class I, 0.22%(c) (cost $24,451,319)	24,451,319	24,451,319

Total Investments – 101.3% (cost $1,108,544,695)		1,141,099,309
Other assets less liabilities – (1.3)%		(14,525,402)

Net Assets – 100.0%		$1,126,573,907

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Futures	143	March 2012	$4,343,604	$4,782,023	$438,419
Topix Index Futures	38	March 2012	3,467,971	3,896,297	428,326

					$866,745

102	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank NA:
Australian Dollar settling 5/15/12	13,006	$13,926,500	$13,831,503	$(94,997)
Swiss Franc settling 5/15/12	15,255	16,731,634	16,876,448	144,814
Credit Suisse London Branch (GFX):
Australian Dollar settling 5/15/12	32,871	34,717,693	34,957,352	239,659
Deutsche Bank AG London:
Norwegian Krone settling 5/15/12	282,848	48,875,603	50,446,881	1,571,278
HSBC BankUSA:
Norwegian Krone settling 5/15/12	34,375	5,940,089	6,130,895	190,806
Royal Bank of Scotland PLC:
Swedish Krona settling 5/15/12	94,333	14,068,004	14,215,821	147,817
State Street Bank and Trust Co.:
Great British Pound settling 5/15/12	5,975	9,475,753	9,500,529	24,776
UBS AG:
Australian Dollar settling 5/15/12	48,837	50,111,499	51,936,728	1,825,229
Japanese Yen settling 5/15/12	777,690	10,028,796	9,573,206	(455,590)
Swedish Krona settling 5/15/12	279,822	41,892,657	42,168,695	276,038
Westpac Banking Corp.:
New Zealand Dollar settling 5/15/12	20,489	16,244,458	17,008,697	764,239
New Zealand Dollar settling 5/15/12	47,216	38,823,356	39,195,793	372,437

Sale Contracts
Bank of America NA:
Canadian Dollar settling 5/15/12	32,043	31,909,459	32,330,575	(421,116)
Barclays Bank PLC Wholesale:
Euro settling 5/15/12	49,547	63,170,939	66,033,858	(2,862,919)
Credit Suisse London Branch (GFX):
Japanese Yen settling 5/15/12	1,742,493	22,710,534	21,449,735	1,260,799
Deutsche Bank AG London:
Euro settling 5/15/12	42,599	56,183,821	56,773,897	(590,076)
Goldman Sachs International:
Euro settling 5/15/12	57,294	75,890,487	76,358,687	(468,200)
UBS AG:
Japanese Yen settling 5/15/12	2,568,548	33,434,405	31,618,305	1,816,100
Swiss Franc settling 5/15/12	13,756	15,001,500	15,218,121	(216,621)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	103

International Value Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Swiss Franc settling 5/15/12	15,255	$16,636,222	$16,876,448	$(240,226)

				$3,284,247

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt
REG	– Registered Shares

See notes to financial statements.

104	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.3%
Financials – 27.5%
Capital Markets – 1.3%
UBS AG(a)	1,086,113	$15,210,609

Commercial Banks – 13.6%
Banco Bilbao Vizcaya Argentaria SA	1,121,137	10,036,838
Banco Santander Brasil SA/Brazil (ADR)	1,549,700	16,550,796
Banco Santander Chile (ADR)	135,330	10,963,083
Banco Santander SA	1,057,002	8,749,501
BNP Paribas SA	292,300	14,225,236
HDFC Bank Ltd.	1,507,000	15,959,330
HSBC Holdings PLC	2,223,350	19,697,882
Intesa Sanpaolo SpA	7,468,940	14,558,792
Itau Unibanco Holding SA (ADR)	1,310,240	27,580,552
Sberbank of Russia (Sponsored ADR)(a)	218,223	2,989,655
Standard Chartered PLC	441,492	11,357,648

		152,669,313

Consumer Finance – 1.4%
Shriram Transport Finance Co., Ltd.	1,405,030	15,692,183

Diversified Financial Services – 0.9%
IG Group Holdings PLC	1,476,050	10,390,507

Insurance – 5.4%
Admiral Group PLC	1,021,773	17,507,052
AIA Group Ltd.	6,444,600	24,326,004
Lancashire Holdings Ltd.	544,090	6,619,208
Prudential PLC	1,024,310	11,620,880

		60,073,144

Real Estate Management & Development – 4.0%
Daito Trust Construction Co., Ltd.	192,600	16,994,672
Hang Lung Group Ltd.	482,800	3,251,227
Hang Lung Properties Ltd.	6,428,000	24,269,315

		44,515,214

Thrifts & Mortgage Finance – 0.9%
Housing Development Finance Corp.	716,810	9,674,936

		308,225,906

Consumer Discretionary – 20.6%
Distributors – 3.0%
Li & Fung Ltd.(b)	14,886,000	34,097,740

Diversified Consumer Services – 2.4%
Anhanguera Educacional Participacoes SA	553,300	7,272,081
Estacio Participacoes SA	1,636,500	19,850,514

		27,122,595

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	105

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 2.5%
Ajisen China Holdings Ltd.(b)	7,155,800	$9,792,370
Sands China Ltd.	3,539,600	13,195,341
Shangri-La Asia Ltd.	1,978,333	4,935,266

		27,922,977

Household Durables – 1.4%
MRV Engenharia e Participacoes SA	1,914,900	15,444,091

Internet & Catalog Retail – 0.4%
Rakuten, Inc.	4,439	4,411,987

Media – 0.3%
Naspers Ltd.	52,950	2,920,161

Multiline Retail – 2.3%
Don Quijote Co., Ltd.	214,200	7,394,551
Golden Eagle Retail Group Ltd.(b)	7,444,000	18,319,618

		25,714,169

Specialty Retail – 6.6%
Belle International Holdings Ltd.	9,959,000	16,270,527
Fast Retailing Co., Ltd.(b)	13,800	2,864,147
Hennes & Mauritz AB – Class B	710,657	25,582,802
L’Occitane International SA(b)	2,033,750	4,822,723
Nitori Holdings Co., Ltd.	87,300	7,382,537
Yamada Denki Co., Ltd.	267,430	17,403,112

		74,325,848

Textiles, Apparel & Luxury Goods – 1.7%
Cie Financiere Richemont SA	64,860	3,977,516
Trinity Ltd.	19,160,000	15,089,810

		19,067,326

		231,026,894

Industrials – 11.8%
Air Freight & Logistics – 0.9%
Kuehne & Nagel International AG	76,897	10,133,041

Commercial Services & Supplies – 1.9%
Aggreko PLC	313,068	10,997,960
Edenred	161,821	4,309,621
Serco Group PLC	656,170	5,784,588

		21,092,169

Construction & Engineering – 0.7%
Larsen & Toubro Ltd.	300,650	7,982,722

Industrial Conglomerates – 0.5%
Keppel Corp., Ltd.	695,000	6,119,446

106	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Professional Services – 6.3%
Bureau Veritas SA	181,490	$14,957,357
Capita PLC(b)	1,911,610	23,280,832
Experian PLC	366,180	5,493,876
Intertek Group PLC	727,671	26,738,509

		70,470,574

Road & Rail – 1.5%
DSV A/S	210,847	4,899,201
Localiza Rent a Car SA	625,900	11,561,245

		16,460,446

		132,258,398

Consumer Staples – 11.7%
Beverages – 1.8%
Anheuser-Busch InBev NV	300,497	20,187,746

Food & Staples Retailing – 4.4%
Jeronimo Martins SGPS SA(a)	780,575	14,371,535
Olam International Ltd.	18,212,370	34,473,345

		48,844,880

Personal Products – 1.0%
Natura Cosmeticos SA	498,500	11,753,830

Tobacco – 4.5%
British American Tobacco PLC	513,424	25,897,335
Japan Tobacco, Inc.	2,187	11,618,379
KT&G Corp.	194,560	12,730,378

		50,246,092

		131,032,548

Energy – 11.4%
Energy Equipment & Services – 3.6%
AMEC PLC	1,073,411	18,881,965
Saipem SpA	109,550	5,537,240
Technip SA	151,570	16,526,386

		40,945,591

Oil, Gas & Consumable Fuels – 7.8%
Afren PLC(a)	5,374,906	11,421,069
BG Group PLC	1,377,200	33,236,398
NovaTek OAO (Sponsored GDR)(c)	57,720	8,375,172
Suncor Energy, Inc. (New York)	482,040	17,324,518
Total SA	298,900	16,720,619

		87,077,776

		128,023,367

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	107

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 6.5%
Chemicals – 2.4%
Filtrona PLC	1,006,234	$7,194,589
Orica Ltd.	303,003	8,812,376
Potash Corp. of Saskatchewan, Inc.	242,176	11,273,293

		27,280,258

Metals & Mining – 4.1%
BHP Billiton PLC	338,530	10,948,971
Newcrest Mining Ltd.	150,330	5,365,162
Randgold Resources Ltd.	46,180	5,288,981
Rio Tinto PLC	421,440	23,908,016

		45,511,130

		72,791,388

Information Technology – 6.2%
Internet Software & Services – 2.3%
Baidu, Inc./China (Sponsored ADR)(a)	83,511	11,415,953
Telecity Group PLC(a)	1,264,159	13,838,788

		25,254,741

Semiconductors & Semiconductor Equipment – 1.8%
Samsung Electronics Co., Ltd. (Preference Shares)	32,740	20,478,980

Software – 2.1%
SAP AG	137,140	9,258,736
Temenos Group AG(a)(b)	720,752	14,153,767

		23,412,503

		69,146,224

Health Care – 3.6%
Pharmaceuticals – 3.6%
Aspen Pharmacare Holdings Ltd.(a)	835,724	12,070,250
Novo Nordisk A/S – Class B	124,680	17,477,364
Shire PLC	290,340	10,126,045

		39,673,659

Total Common Stocks (cost $1,037,287,118)		1,112,178,384

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(d) (cost $1,360,989)	1,360,989	1,360,989

Total Investments Before Security Lending Collateral for Securities Loaned – 99.4% (cost $1,038,648,107)		1,113,539,373

108	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 2.8%
Investment Companies – 2.8%
AllianceBernstein Exchange Reserves – Class I, 0.22%(d) (cost $31,106,287)	31,106,287	$31,106,287

Total Investments – 102.2% (cost $1,069,754,394)		1,144,645,660
Other assets less liabilities – (2.2)%		(24,182,352)

Net Assets – 100.0%		$1,120,463,308

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Brazilian Real settling 5/03/12	15,271	$8,658,502	$8,764,104	$105,602
Japanese Yen settling 3/15/12	589,263	7,700,358	7,249,675	(450,683)
Japanese Yen settling 6/15/12	706,330	9,114,088	8,697,807	(416,281)
Singapore Dollar settling 3/15/12	20,505	15,876,887	16,395,584	518,697
Citibank NA:
Australian Dollar settling 3/15/12	13,266	13,486,468	14,206,168	719,700
Credit Suisse London Branch (GFX):
Great British Pound settling 3/15/12	7,878	12,404,462	12,531,954	127,492
Deutsche Bank AG London:
Euro settling 3/15/12	31,475	42,565,027	41,936,237	(628,790)
Swiss Franc settling 3/15/12	10,528	11,499,049	11,638,572	139,523
Goldman Sachs International:
Japanese Yen settling 3/15/12	1,373,317	17,884,992	16,895,855	(989,137)
HSBC BankUSA:
Hong Kong Dollar settling 3/15/12	70,140	9,032,491	9,043,323	10,832
Norwegian Krone settling 3/15/12	36,576	6,071,885	6,540,214	468,329
Morgan Stanley and Co. Inc.:
Japanese Yen settling 3/15/12	1,559,986	20,084,019	19,192,435	(891,584)
Royal Bank of Canada:
Norwegian Krone settling 6/15/12	42,116	7,551,920	7,502,029	(49,891)
Royal Bank of Scotland PLC:
Canadian Dollar settling 6/15/12	14,040	14,174,659	14,155,650	(19,009)
Great British Pound settling 3/15/12	10,747	16,392,936	17,095,825	702,889
Great British Pound settling 3/15/12	8,562	13,541,231	13,620,029	78,798
Japanese Yen settling 3/15/12	4,138,713	53,545,075	50,918,392	(2,626,683)
Japanese Yen settling 6/15/12	391,665	5,151,792	4,822,996	(328,796)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	109

International Growth Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank:
Australian Dollar settling 3/15/12	6,713	$6,783,285	$7,188,753	$405,468
Euro settling 3/15/12	9,968	13,284,653	13,281,030	(3,623)
Singapore Dollar settling 6/15/12	6,922	5,549,298	5,536,570	(12,728)
UBS AG:
Canadian Dollar settling 3/15/12	69,910	68,385,683	70,634,177	2,248,494
Canadian Dollar settling 3/15/12	14,760	14,438,173	14,912,894	474,721
Westpac Banking Corp:
Australian Dollar settling 3/15/12	5,254	5,256,049	5,626,353	370,304

Sale Contracts
Bank of America NA:
Canadian Dollar settling 3/15/12	35,242	35,145,175	35,607,061	(461,886)
Euro settling 3/15/12	41,443	52,725,857	55,217,268	(2,491,411)
Hong Kong Dollar settling 6/15/12	30,240	3,899,916	3,899,702	214
Barclays Bank PLC Wholselale:
Hong Kong Dollar settling 3/15/12	67,206	8,663,280	8,665,035	(1,755)
Indian Rupee settling 3/15/12	274,109	5,542,034	5,568,456	(26,422)
Japanese Yen settling 3/15/12	3,187,327	39,313,557	39,213,534	100,023
Citibank NA:
Canadian Dollar settling 3/15/12	5,355	5,352,896	5,410,471	(57,575)
Japanese Yen settling 3/15/12	1,682,592	21,877,614	20,700,850	1,176,764
Swiss Franc settling 3/15/12	10,528	11,011,447	11,638,572	(627,125)
Credit Suisse London Branch (GFX):
Canadian Dollar settling 3/15/12	14,760	14,511,562	14,912,894	(401,332)
Norwegian Krone settling 3/15/12	36,576	6,259,407	6,540,214	(280,807)
Deutsche Bank AG London:
Great British Pound settling 3/15/12	5,348	8,291,582	8,507,349	(215,767)
Goldman Sachs International:
Great British Pound settling 3/15/12	25,974	40,088,012	41,318,225	(1,230,213)
HSBC BankUSA:
Brazilian Real settling 5/03/12	34,525	19,409,152	19,814,072	(404,920)
Great British Pound settling 3/15/12	34,000	53,213,060	54,085,611	(872,551)
Hong Kong Dollar settling 3/15/12	440,953	56,702,544	56,853,156	(150,612)
Morgan Stanley and Co. Inc.:
Japanese Yen settling 3/15/12	1,134,806	14,721,107	13,961,465	759,642
Standard Chartered Bank:
Hong Kong Dollar settling 6/15/12	25,368	3,271,598	3,271,417	181
Indian Rupee settling 6/15/12	159,939	3,139,136	3,182,129	(42,993)
Singapore Dollar settling 3/15/12	5,779	4,462,514	4,620,828	(158,314)
UBS AG:
Euro settling 6/15/12	3,949	5,289,713	5,264,027	25,686

				$(5,407,529)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2012, the market value of this security amounted to $8,375,172 or 0.7% of net assets.

110	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	111

International Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 43.9%
Canada – 4.0%
Canadian Government Bond 1.00%, 2/01/14	CAD	37,840	$38,166,982

United States – 39.9%
U.S. Treasury Notes 0.25%, 1/31/14-2/28/14	U.S.$	43,320	43,278,849
0.50%, 10/15/14		10,225	10,253,753
0.625%, 4/30/13		33,270	33,425,970
0.75%, 8/15/13		37,505	37,771,623
1.00%, 8/31/16-10/31/16		49,892	50,373,029
1.375%, 11/15/12-1/15/13		157,201	158,558,261
2.875%, 1/31/13		44,685	45,784,653

			379,446,138

Total Governments – Treasuries (cost $415,999,924)			417,613,120

ASSET-BACKED SECURITIES – 16.0%
Autos - Fixed Rate – 4.9%
Bank of America Auto Trust Series 2009-2A, Class A4 3.03%, 10/15/16(a)		8,610	8,746,171
BMW Vehicle Lease Trust Series 2011-1, Class A2 0.64%, 4/22/13		4,712	4,712,201
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16		1,408	1,415,848
Ford Auto Securitization Trust Series 2011-R3A, Class A1 1.708%, 8/15/13(a)	CAD	2,058	2,107,685
Ford Credit Auto Lease Trust Series 2010-B, Class A2 0.75%, 10/15/12(a)	U.S.$	171	171,359
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(a)		2,089	2,089,371
Mercedes-Benz Auto Lease Trust Series 2011-1A, Class A2 0.79%, 4/15/13(a)		3,075	3,075,830
Series 2011-B, Class A2 0.90%, 1/15/14(a)		3,285	3,287,411
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A4 2.43%, 3/15/16		7,560	7,680,807

112	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nissan Auto Receivables Owner Trust Series 2010-A, Class A3 0.87%, 7/15/14	U.S.$	3,628	$3,635,272
Porsche Innovative Lease Owner Trust Series 2011-1, Class A2 0.92%, 2/20/14(a)		3,988	3,992,458
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(a)		4,580	4,580,207
Volkswagen Auto Lease Trust Series 2010-A, Class A2 0.77%, 1/22/13		1,459	1,459,693

			46,954,313

Credit Cards - Floating Rate – 4.0%
Capital One Multi-Asset Execution Trust Series 2006-A12, Class A 0.309%, 7/15/16(b)		6,000	5,992,928
Chase Issuance Trust Series 2011-A3, Class A3 0.369%, 12/15/15(b)		5,010	5,009,845
Citibank Omni Master Trust Series 2009-A8, Class A8 2.349%, 5/16/16(a)(b)		4,135	4,147,238
Discover Card Master Trust Series 2009-A1, Class A1 1.549%, 12/15/14(b)		3,835	3,848,466
Series 2009-A2, Class A 1.549%, 2/17/15(b)		1,320	1,326,926
Series 2010-A1, Class A1 0.899%, 9/15/15(b)		7,206	7,248,257
GE Capital Credit Card Master Note Trust Series 2011-1, Class A 0.799%, 1/15/17(b)		2,700	2,722,074
Penarth Master Issuer PLC Series 2010-2A, Class A2 0.996%, 12/18/14(a)(b)		7,390	7,406,205

			37,701,939

Autos - Floating Rate – 3.1%
BMW Floorplan Master Owner Trust Series 2009-1A, Class A 1.399%, 9/15/14(a)(b)		4,360	4,381,925
Ford Credit Floorplan Master Owner Trust Series 2010-1, Class A 1.899%, 12/15/14(a)(b)		6,070	6,135,178
Series 2010-3, Class A2 1.949%, 2/15/17(a)(b)		3,025	3,123,450
Series 2012-1, Class A 0.719%, 1/15/16(b)		4,546	4,546,432

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	113

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GE Dealer Floorplan Master Note Trust Series 2009-2A, Class A 1.799%, 10/20/14(a)(b)	U.S.$	5,438	$5,481,532
Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.499%, 11/17/14(a)(b)		3,765	3,782,844
Wheels SPV LLC Series 2009-1, Class A 1.799%, 3/15/18(a)(b)		2,080	2,084,596

			29,535,957

Other ABS - Floating Rate – 1.8%
CNH Wholesale Master Note Trust Series 2009-1A, Class A 1.949%, 7/15/15(a)(b)		14,000	14,067,138
GE Dealer Floorplan Master Note Trust Series 2012-1, Class A 0.816%, 2/20/17(b)		3,510	3,509,986

			17,577,124

Other ABS - Fixed Rate – 1.1%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		4,313	4,330,558
GE Equipment Small Ticket LLC Series 2011-1A, Class A2 0.88%, 8/21/13(a)		2,824	2,824,991
John Deere Owner Trust Series 2011-A, Class A2 0.64%, 6/16/14		3,111	3,111,648

			10,267,197

Credit Cards - Fixed Rate – 0.7%
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, 8/15/17		1,322	1,321,826
GE Capital Credit Card Master Note Trust Series 2012-1, Class A 1.03%, 1/15/18		5,170	5,172,732

			6,494,558

Home Equity Loans - Floating Rate – 0.3%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.53%, 4/25/33(c)		1,926	1,797,086
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.526%, 1/20/36(b)		951	787,541

			2,584,627

114	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Home Equity Loans - Fixed Rate – 0.1%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33	U.S.$	1,022	$908,816
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		35	– 0	–

			908,816

Total Asset-Backed Securities (cost $152,059,475)			152,024,531

MORTGAGE PASS - THROUGHS – 15.2%
Agency ARMs – 5.7%
Federal Home Loan Mortgage Corp. 2.458%, 8/01/36(c)		3,014	3,211,500
2.737%, 6/01/37(c)		10,441	11,151,942
Series 2005 2.641%, 5/01/35(c)		3,378	3,600,057
Series 2007 2.554%, 11/01/36(b)		2,277	2,421,359
2.608%, 1/01/37(b)		2,150	2,291,625
Federal National Mortgage Association 2.397%, 1/01/36(c)		1,780	1,892,964
3.428%, 6/01/37(b)		2,833	3,003,992
4.777%, 10/01/39(c)		2,657	2,831,092
Series 2003 2.781%, 12/01/33(c)		885	939,456
Series 2005 2.404%, 2/01/35(b)		4,664	4,912,525
2.74%, 10/01/35(c)		2,630	2,802,541
Series 2006 2.548%, 11/01/36(b)		2,838	3,023,714
2.571%, 5/01/36(b)		3,240	3,452,916
2.786%, 7/01/36(c)		2,390	2,546,311
Series 2007 2.027%, 1/01/37(b)		1,162	1,208,194
4.598%, 2/01/37(b)		2,909	3,080,360
Series 2009 2.833%, 7/01/38(c)		2,029	2,124,336

			54,494,884

Agency Fixed Rate 30-Year – 5.2%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.00%, 7/01/37-9/01/37		1,407	1,545,368
Federal National Mortgage Association 5.50%, TBA		12,990	14,153,010

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	115

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.00%, 9/01/38	U.S.$	9,344	$10,267,475
Series 2008 6.00%, 5/01/38-8/01/38		18,906	20,774,104
Series 2010 6.00%, 4/01/40		2,734	3,004,539

			49,744,496

Agency Fixed Rate 15-Year – 4.3%
Federal National Mortgage Association 3.50%, 3/01/26-9/01/26		35,295	37,031,308
Series 1998 6.00%, 10/01/13-12/01/13		6	6,203
Series 2001 6.00%, 11/01/16		65	69,685
Series 2002 6.00%, 12/01/17		53	57,825
Series 2005 6.00%, 6/01/17-6/01/20		114	122,997
Series 2006 6.00%, 5/01/21-1/01/22		2,240	2,428,718
Series 2007 6.00%, 2/01/22		590	638,170

			40,354,906

Total Mortgage Pass-Throughs (cost $141,962,984)			144,594,286

CORPORATES - INVESTMENT GRADES – 10.2%
Industrial – 8.9%
Basic – 0.4%
BHP Billiton Finance USA Ltd. 1.00%, 2/24/15		3,325	3,335,693

Capital Goods – 1.3%
Caterpillar Financial Services Corp. 1.375%, 5/20/14		4,990	5,065,763
Eaton Corp. 0.885%, 6/16/14(b)		2,469	2,472,163
General Dynamics Corp. 5.25%, 2/01/14		2,750	2,994,602
John Deere Capital Corp. 5.25%, 10/01/12		2,030	2,087,611

			12,620,139

Communications - Telecommunications – 1.3%
AT&T, Inc. 4.95%, 1/15/13		2,135	2,215,199

116	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cellco Partnership / Verizon Wireless Capital LLC 5.55%, 2/01/14	U.S.$	4,375	$4,758,373
Verizon Communications, Inc. 1.25%, 11/03/14		1,685	1,707,107
1.95%, 3/28/14		3,130	3,213,214

			11,893,893

Consumer Cyclical - Automotive – 0.8%
American Honda Finance Corp. 2.375%, 3/18/13(a)		4,534	4,615,100
Toyota Motor Credit Corp. 1.25%, 11/17/14		3,360	3,404,721

			8,019,821

Consumer Cyclical - Entertainment – 0.1%
Walt Disney Co. (The) 4.50%, 12/15/13		934	1,000,018

Consumer Cyclical - Retailers – 1.0%
Target Corp. 0.61%, 1/11/13(b)		7,016	7,025,002
Wal-Mart Stores, Inc. 4.55%, 5/01/13		2,595	2,718,989

			9,743,991

Consumer Non-Cyclical – 1.8%
Baxter International, Inc. 1.80%, 3/15/13		1,051	1,065,799
Bottling Group LLC 5.00%, 11/15/13		2,669	2,869,444
Eli Lilly & Co. 4.20%, 3/06/14		2,845	3,042,634
GlaxoSmithKline Capital, Inc. 4.85%, 5/15/13		2,109	2,219,900
Novartis Capital Corp. 4.125%, 2/10/14		2,855	3,050,667
PepsiCo, Inc./NC 4.65%, 2/15/13		2,077	2,160,304
Sanofi 1.625%, 3/28/14		2,445	2,497,289

			16,906,037

Energy – 0.6%
Chevron Corp. 3.95%, 3/03/14		2,885	3,082,219
ConocoPhillips 4.75%, 2/01/14		2,710	2,924,857

			6,007,076

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	117

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 1.6%
Cisco Systems, Inc. 1.625%, 3/14/14	U.S.$	4,905	$5,015,936
Hewlett-Packard Co. 2.95%, 8/15/12		1,043	1,050,901
International Business Machines Corp. 0.55%, 2/06/15		1,887	1,877,748
Oracle Corp. 4.95%, 4/15/13		2,140	2,249,283
Texas Instruments, Inc. 1.375%, 5/15/14		4,990	5,074,062

			15,267,930

			84,794,598

Financial Institutions – 0.9%
Banking – 0.4%
UnionBanCal Corp. 5.25%, 12/16/13		3,867	4,006,285

Finance – 0.5%
General Electric Capital Corp. 1.875%, 9/16/13		4,791	4,855,904

			8,862,189

Utility – 0.4%
Natural Gas – 0.4%
Transcanada Pipelines Ltd. 0.875%, 3/02/15		3,330	3,317,646

Total Corporates - Investment Grades (cost $95,476,481)			96,974,433

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.2%
Non-Agency Fixed Rate CMBS – 2.9%
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LDPX, Class A2S 5.305%, 1/15/49		4,949	4,950,348
Series 2011-C3, Class A1 1.875%, 2/15/46(a)		5,719	5,760,147
Series 2011-C4, Class A1 1.525%, 7/15/46(a)		2,649	2,650,465
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		2,993	3,037,903
Morgan Stanley Capital I Series 2011-C1, Class A1 2.602%, 9/15/47(a)		5,704	5,827,206

118	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wachovia Bank Commercial Mortgage Trust Series 2005-C19, Class A4 4.612%, 5/15/44	U.S.$	2,362	$2,373,118
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(a)		2,601	2,658,222

			27,257,409

Non-Agency Floating Rate CMBS – 1.8%
Banc of America Large Loan, Inc. Series 2005-MIB1, Class C 0.559%, 3/15/22(a)(b)		2,500	2,450,000
Commercial Mortgage Pass Through Certificates Series 2005-FL11, Class D 0.589%, 11/15/17(a)(b)		831	769,602
Series 2007-FL14, Class C 0.549%, 6/15/22(a)(b)		2,839	2,590,176
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.719%, 10/15/21(a)(b)		4,900	4,205,523
Series 2007-TFLA, Class A2 0.369%, 2/15/22(a)(b)		8,000	7,440,000

			17,455,301

Agency CMBS – 0.5%
NCUA Guaranteed Notes Series 2010-C1, Class A1 1.60%, 10/29/20		5,229	5,291,740

Total Commercial Mortgage-Backed Securities (cost $51,465,138)			50,004,450

AGENCIES – 3.3%
Agency Debentures – 3.3%
Bank of America Corp.-FDIC Insured 2.10%, 4/30/12		8,760	8,787,533
Citibank NA-FDIC Insured 1.875%, 5/07/12		9,299	9,325,502
Goldman Sachs Group, Inc. (The)-FDIC Insured 3.25%, 6/15/12		6,800	6,858,575
Morgan Stanley-FDIC Insured 2.25%, 3/13/12		6,000	6,002,952

Total Agencies (cost $30,856,081)			30,974,562

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	119

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.7%
Agency Fixed Rate – 2.3%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24	U.S.$	9,652	$9,934,410
Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24		5,246	5,480,325
Series 2011-39, Class DA 3.50%, 7/25/24		6,746	7,009,338

			22,424,073

Non-Agency Floating Rate – 0.3%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.64%, 2/25/42(a)(b)		3,049	2,691,934

Non-Agency Fixed Rate – 0.1%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36		512	498,530

Agency Floating Rate – 0.0%
Fannie Mae Whole Loan Series 2003-W13, Class AV2 0.524%, 10/25/33(b)		120	114,853
Freddie Mac Reference REMICs Series R008, Class FK 0.649%, 7/15/23(b)		334	333,602

			448,455

Total Collateralized Mortgage Obligations (cost $26,516,103)			26,062,992

INFLATION-LINKED SECURITIES – 1.1%
United States – 1.1%
U.S. Treasury Inflation Index 1.875%, 7/15/13 (TIPS)		3,421	3,627,097
2.00%, 1/15/14 (TIPS)		6,770	7,278,622

Total Inflation-Linked Securities (cost $10,728,130)			10,905,719

GOVERNMENTS - SOVEREIGN AGENCIES – 0.7%
Netherlands – 0.7%
Achmea Hypotheekbank NV 0.887%, 11/03/14(a)(b) (cost $6,454,411)		6,456	6,389,703

120	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 4.3%
Investment Companies – 2.6%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.09%(f) (cost $24,864,308)	24,864,308	$24,864,308

	Principal Amount (000)
Certificates of Deposit – 1.4%
Royal Bank of Canada NY 2.25%, 3/15/13 (cost $12,807,522)	$12,810	12,985,164

Commercial Paper – 0.3%
Vodafone Group PLC Zero Coupon, 7/09/12 (cost $3,286,892)	3,300	3,286,892

Total Short-Term Investments (cost $40,958,722)		41,136,364

Total Investments – 102.6% (cost $972,477,449)		976,680,160
Other assets less liabilities – (2.6)%		(24,792,327)

Net Assets – 100.0%		$951,887,833

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	1,167	June 2012	$257,051,608	$257,013,517	$(38,091)
U.S. T-Note 5 Yr Futures	185	June 2012	22,779,927	22,786,797	6,870

Sold Contracts
U.S. T-Note 10 Yr Futures	112	June 2012	14,716,609	14,666,750	49,859

					$18,638

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	121

Short Duration Bond Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
UBS AG:
Canadian Dollar settling 3/02/12	277	$276,526	$279,675	$3,149

Sale Contracts
Citibank NA:
Canadian Dollar settling 3/02/12	37,851	37,919,281	38,253,523	(334,242)
Morgan Stanley and Co. Inc:
Canadian Dollar settling 4/03/12	40,048	40,487,916	40,446,109	41,807
Canadian Dollar settling 4/03/12	40,048	40,487,916	40,446,109	41,807
State Street Bank and Trust Co.:
Canadian Dollar settling 3/02/12	2,474	2,480,256	2,500,105	(19,849)

				$(267,328)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2012, the aggregate market value of these securities amounted to $129,533,667 or 13.6% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at February 29, 2012.

(c)	Variable rate coupon, rate shown as of February 29, 2012.

(d)	Fair valued.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of February 29, 2012, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$35,213	$	– 0	–	0.00%

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD	– Canadian Dollar

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
FDIC	– Federal Deposit Insurance Corporation
NCUA	– National Credit Union Administration
REMICs	– Real Estate Mortgage Investment Conduits
TBA	– To Be Announced
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

122	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 38.6%
Canada – 1.0%
Canadian Government Bond 3.25%, 6/01/21	CAD	10,762	$12,035,124

Finland – 6.0%
Finland Government Bond 3.375%, 4/15/20	EUR	33,005	48,062,430
3.875%, 9/15/17		15,972	23,927,294

			71,989,724

Germany – 4.8%
Bundesrepublik Deutschland Series 05 3.50%, 1/04/16		31,029	46,005,130
Series 06 3.75%, 1/04/17		8,050	12,245,281

			58,250,411

Japan – 7.7%
Japan Government Ten Year Bond Series 288 1.70%, 9/20/17	JPY	2,812,550	37,119,689
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		847,800	11,115,045
Series 48 2.50%, 12/21/20		2,384,400	33,484,086
Series 60 1.40%, 12/20/22		880,150	11,190,248

			92,909,068

Netherlands – 4.4%
Netherlands Government Bond 2.25%, 7/15/22	EUR	4,900	6,504,962
4.50%, 7/15/17		30,450	47,022,970

			53,527,932

South Africa – 2.1%
South Africa Government Bond Series R204 8.00%, 12/21/18	ZAR	183,357	25,036,013

United Kingdom – 8.5%
United Kingdom Gilt 2.00%, 1/22/16	GBP	3,998	6,666,291
3.75%, 9/07/20		9,087	16,597,518
4.00%, 9/07/16		12,818	23,237,882
4.25%, 6/07/32		6,950	13,103,140
4.50%, 3/07/19		5,211	9,967,698

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	123

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

4.75%, 12/07/30	GBP	16,349	$32,778,109

			102,350,638

United States – 4.1%
U.S. Treasury Bonds 4.625%, 2/15/40	U.S.$	18,561	24,247,679
U.S. Treasury Notes 2.625%, 11/15/20		21,234	22,751,891
3.625%, 2/15/20		2,780	3,208,512

			50,208,082

Total Governments - Treasuries (cost $458,033,448)			466,306,992

CORPORATES - INVESTMENT GRADES – 24.3%
Financial Institutions – 11.5%
Banking – 7.5%
Bank of America Corp. 5.875%, 2/07/42		2,896	2,888,954
7.625%, 6/01/19		1,700	1,922,110
Series L 5.65%, 5/01/18		4,350	4,513,069
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17		5,410	5,899,583
BNP Paribas SA 5.00%, 1/15/21		2,966	3,034,678
Capital One Financial Corp. 4.75%, 7/15/21		2,470	2,604,072
Citigroup, Inc. 4.50%, 1/14/22		465	477,709
5.50%, 4/11/13		2,900	3,008,823
6.50%, 8/19/13		2,770	2,935,316
8.50%, 5/22/19		790	980,149
Compass Bank 5.50%, 4/01/20		4,989	4,776,568
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect 3.875%, 2/08/22		3,060	3,051,934
DNB Bank ASA 4.375%, 2/24/21(a)	EUR	1,675	2,348,091
Goldman Sachs Group, Inc. (The) 5.25%, 7/27/21	U.S.$	1,148	1,149,876
6.00%, 6/15/20		2,700	2,870,230
7.50%, 2/15/19		2,855	3,250,118
ING Bank NV 3.75%, 3/07/17(a)		3,020	3,004,477

124	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JPMorgan Chase & Co. 4.40%, 7/22/20	U.S.$	1,335	$1,399,113
4.625%, 5/10/21		857	910,845
Lloyds TSB Bank PLC 4.375%, 1/12/15(a)		3,820	3,901,511
Macquarie Group Ltd. 4.875%, 8/10/17(a)		3,420	3,363,905
Morgan Stanley 5.45%, 1/09/17		1,615	1,661,543
5.50%, 7/24/20		2,455	2,418,128
6.60%, 4/01/12		960	964,017
Nationwide Building Society 6.25%, 2/25/20(a)		3,415	3,572,397
Royal Bank of Scotland PLC (The) 6.125%, 1/11/21		2,740	2,977,051
Santander US Debt SAU 2.991%, 10/07/13(a)		3,400	3,360,431
Societe Generale SA 2.50%, 1/15/14(a)		1,670	1,636,112
5.20%, 4/15/21(a)		1,355	1,310,509
SouthTrust Corp. 5.80%, 6/15/14		3,315	3,585,444
Standard Chartered PLC 6.409%, 1/30/17(a)		4,800	4,497,523
UFJ Finance Aruba AEC 6.75%, 7/15/13		1,913	2,041,016
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,386	1,228,539
Union Bank NA 5.95%, 5/11/16		1,005	1,084,758
Wachovia Corp. 5.50%, 5/01/13		1,225	1,291,064

			89,919,663

Finance – 0.4%
General Electric Capital Corp. 4.80%, 5/01/13		2,795	2,920,957
SLM Corp. Series A 5.375%, 5/15/14		2,085	2,162,145

			5,083,102

Insurance – 2.8%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16		1,820	2,071,326
Berkshire Hathaway, Inc. 3.40%, 1/31/22		2,800	2,859,814
Coventry Health Care, Inc. 5.95%, 3/15/17		665	754,091

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	125

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.125%, 1/15/15	U.S.$	260	$282,755
6.30%, 8/15/14		2,060	2,254,691
Genworth Financial, Inc. 6.515%, 5/22/18		2,299	2,344,488
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		1,305	1,665,199
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		685	705,541
5.50%, 3/30/20		1,727	1,798,000
Humana, Inc. 6.30%, 8/01/18		369	428,618
6.45%, 6/01/16		285	322,937
7.20%, 6/15/18		610	735,981
Lincoln National Corp. 8.75%, 7/01/19		791	1,008,481
Markel Corp. 7.125%, 9/30/19		1,685	1,922,282
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		815	1,195,985
MetLife, Inc. 4.75%, 2/08/21		1,085	1,203,352
7.717%, 2/15/19		1,159	1,476,268
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		2,585	3,316,850
QBE Capital Funding III Ltd. 7.25%, 5/24/41(a)		1,630	1,484,617
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26		3,065	3,543,618
XL Group PLC 5.25%, 9/15/14		1,920	2,032,514

			33,407,408

Other Finance – 0.2%
ORIX Corp. 4.71%, 4/27/15		2,683	2,835,303

REITS – 0.6%
ERP Operating LP 5.25%, 9/15/14		2,600	2,810,540
HCP, Inc. 6.00%, 1/30/17		2,195	2,446,973
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		2,373	2,457,502

			7,715,015

			138,960,491

126	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Industrial – 10.3%
Basic – 1.3%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20	U.S.$	2,110	$2,162,750
ArcelorMittal 6.125%, 6/01/18		2,271	2,403,163
Dow Chemical Co. (The) 8.55%, 5/15/19		1,640	2,181,441
International Paper Co. 5.30%, 4/01/15		2,625	2,876,076
Packaging Corp. of America 5.75%, 8/01/13		1,329	1,400,540
PPG Industries, Inc. 5.75%, 3/15/13		1,642	1,717,734
Vale Overseas Ltd. 4.375%, 1/11/22		2,353	2,438,320

			15,180,024

Capital Goods – 0.3%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)		299	309,965
Republic Services, Inc. 3.80%, 5/15/18		85	91,937
5.25%, 11/15/21		1,213	1,399,442
5.50%, 9/15/19		1,768	2,041,044

			3,842,388

Communications - Media – 2.0%
CBS Corp. 5.75%, 4/15/20		1,410	1,639,761
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,906	2,818,715
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.60%, 2/15/21		1,870	2,028,714
4.75%, 10/01/14		1,200	1,307,543
News America, Inc. 4.50%, 2/15/21		890	959,459
6.55%, 3/15/33		1,383	1,584,860
9.25%, 2/01/13		670	717,776
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		2,894	3,644,958
Time Warner Cable, Inc. 7.50%, 4/01/14		1,325	1,498,220
Time Warner Entertainment Co. LP 8.375%, 3/15/23		2,680	3,666,058
Virgin Media Secured Finance PLC 5.25%, 1/15/21		1,080	1,182,621

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	127

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

WPP Finance 2010 4.75%, 11/21/21(a)	U.S.$	417	$444,464
WPP Finance UK 8.00%, 9/15/14		2,616	3,021,289

			24,514,438

Communications - Telecommunications – 1.1%
American Tower Corp. 5.05%, 9/01/20		2,750	2,840,634
AT&T Corp. 8.00%, 11/15/31		295	424,859
AT&T, Inc. 4.45%, 5/15/21		1,694	1,900,595
Deutsche Telekom International 4.875%, 3/06/42(a)		2,586	2,549,899
Telecom Italia Capital SA 6.175%, 6/18/14		2,510	2,585,300
6.375%, 11/15/33		375	323,438
7.175%, 6/18/19		1,450	1,497,125
United States Cellular Corp. 6.70%, 12/15/33		1,550	1,526,772

			13,648,622

Consumer Cyclical - Automotive – 0.5%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		2,465	2,675,060
Toyota Motor Credit Corp. 3.30%, 1/12/22		3,270	3,323,128

			5,998,188

Consumer Cyclical - Entertainment – 0.7%
Time Warner, Inc. 4.70%, 1/15/21		1,460	1,628,116
7.625%, 4/15/31		2,810	3,769,039
Viacom, Inc. 5.625%, 9/15/19		2,895	3,402,152

			8,799,307

Consumer Cyclical - Other – 0.3%
Marriott International, Inc./DE Series J 5.625%, 2/15/13		3,270	3,408,589

Consumer Cyclical - Retailers – 0.2%
CVS Caremark Corp. 6.60%, 3/15/19		1,460	1,830,009

128	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 1.2%
Ahold Finance USA LLC 6.875%, 5/01/29	U.S.$	3,105	$3,901,647
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		481	513,366
5.875%, 5/15/13		2,720	2,840,034
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		3,480	3,694,831
Delhaize Group SA 5.875%, 2/01/14		775	833,868
Pepsico, Inc. 4.00%, 3/05/42		2,972	2,962,727

			14,746,473

Energy – 1.3%
Anadarko Petroleum Corp. 5.95%, 9/15/16		735	850,927
6.45%, 9/15/36		877	1,073,810
Marathon Petroleum Corp. 3.50%, 3/01/16		448	464,475
5.125%, 3/01/21		760	825,396
Nabors Industries, Inc. 9.25%, 1/15/19		2,393	3,012,696
Noble Energy, Inc. 8.25%, 3/01/19		2,858	3,626,759
Noble Holding International Ltd. 4.90%, 8/01/20		251	274,916
Reliance Holdings USA, Inc. 5.40%, 2/14/22(a)		2,345	2,374,161
Southwestern Energy Co. 4.10%, 3/15/22(a)		823	821,988
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		1,540	2,086,401

			15,411,529

Other Industrial – 0.3%
Noble Group Ltd. 6.75%, 1/29/20(a)		3,341	3,307,590

Technology – 0.2%
Agilent Technologies, Inc. 5.00%, 7/15/20		505	562,305
Hewlett-Packard Co. 4.65%, 12/09/21		1,498	1,615,282
Motorola Solutions, Inc. 7.50%, 5/15/25		290	338,596
Xerox Corp. 8.25%, 5/15/14		310	348,161

			2,864,344

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	129

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.3%
Southwest Airlines Co. 5.25%, 10/01/14	U.S.$	1,695	$1,810,350
5.75%, 12/15/16		1,115	1,235,033

			3,045,383

Transportation - Services – 0.6%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		3,375	3,333,605
Con-way, Inc. 6.70%, 5/01/34		2,144	2,064,402
Ryder System, Inc. 5.85%, 11/01/16		930	1,050,581
7.20%, 9/01/15		908	1,063,201

			7,511,789

			124,108,673

Utility – 1.9%
Electric – 1.1%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)		1,610	1,740,878
Constellation Energy Group, Inc. 5.15%, 12/01/20		1,181	1,328,737
FirstEnergy Corp. Series C 7.375%, 11/15/31		2,291	2,922,945
Nisource Finance Corp. 6.80%, 1/15/19		3,445	4,131,275
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		1,447	1,532,761
TECO Finance, Inc. 4.00%, 3/15/16		745	788,295
5.15%, 3/15/20		915	1,028,233
Union Electric Co. 6.70%, 2/01/19		315	384,406

			13,857,530

Natural Gas – 0.8%
Energy Transfer Partners LP 6.70%, 7/01/18		972	1,112,878
7.50%, 7/01/38		2,264	2,655,803
EQT Corp. 8.125%, 6/01/19		1,707	2,024,382
Kinder Morgan Energy Partners LP 4.15%, 3/01/22		1,340	1,392,582
Williams Partners LP 5.25%, 3/15/20		2,198	2,482,054

			9,667,699

			23,525,229

130	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – 0.6%
Agencies - Not Government Guaranteed – 0.6%
Abu Dhabi National Energy Co. 4.125%, 3/13/17(a)	U.S.$	757	$770,291
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		3,300	3,324,750
Petrobras International Finance Co. - Pifco 5.375%, 1/27/21		2,500	2,687,795

			6,782,836

Total Corporates - Investment Grades (cost $271,927,636)			293,377,229

MORTGAGE PASS-THROUGHS – 13.9%
Agency Fixed Rate 30-Year – 10.8%
Federal Home Loan Mortgage Corp. Gold Series 2006 4.50%, 5/01/36		88	93,412
Series 2007 5.50%, 7/01/35		2,507	2,733,248
Federal National Mortgage Association 3.50%, 12/01/41		19,319	19,982,697
4.00%, TBA		47,405	49,886,358
6.00%, 5/01/31-5/01/38		15,841	17,405,928
Series 2003 5.50%, 4/01/33		2,134	2,332,204
Series 2004 5.50%, 4/01/34-11/01/34		6,759	7,383,796
Series 2005 5.50%, 2/01/35		1,652	1,805,095
6.00%, 4/01/35		5,659	6,316,954
Series 2006 5.00%, 1/01/36		7	7,110
Series 2007 4.50%, 8/01/37		553	588,720
Series 2008 6.00%, 3/01/37-5/01/38		18,445	20,335,098
Series 2011 6.00%, 4/01/40		1,803	1,981,251

			130,851,871

Agency ARMs – 2.1%
Federal Home Loan Mortgage Corp. 2.458%, 8/01/36(b)		3,133	3,338,785
2.665%, 4/01/36(b)		4,337	4,621,040
5.057%, 5/01/38(b)		3,129	3,316,169
Series 2007 2.252%, 2/01/37(c)		1,451	1,524,166

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	131

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association 3.428%, 6/01/37(c)	U.S.$	3,002	$3,184,150
4.777%, 10/01/39(b)		2,725	2,903,684
Series 2003 2.781%, 12/01/33(b)		1,228	1,303,632
Series 2006 2.117%, 3/01/36(b)		765	803,460
2.373%, 2/01/36(b)		1,265	1,348,159
Series 2007 2.362%, 3/01/34(b)		2,250	2,354,339

			24,697,584

Agency Fixed Rate 15-Year – 1.0%
Federal National Mortgage Association 4.50%, TBA		11,145	11,925,150

Total Mortgage Pass-Throughs (cost $163,677,435)			167,474,605

ASSET-BACKED SECURITIES – 7.0%
Autos - Fixed Rate – 3.8%
AmeriCredit Automobile Receivables Trust Series 2011-3, Class A2 0.84%, 11/10/14		4,515	4,519,064
Series 2011-4, Class A2 0.92%, 3/09/15		2,250	2,253,641
Series 2011-5, Class A2 1.19%, 8/08/15		1,592	1,598,540
BMW Vehicle Lease Trust Series 2011-1, Class A2 0.64%, 4/22/13		4,983	4,983,314
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(a)	CAD	4,552	4,604,538
Ford Credit Auto Lease Trust Series 2011-A, Class A2
0.74%, 9/15/13	U.S.$	5,550	5,552,037
Series 2011-B, Class A2 0.82%, 1/15/14		2,257	2,259,686
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(a)		2,315	2,326,389
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(a)		2,173	2,173,386

132	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Santander Drive Auto Receivables Trust Series 2011-4, Class A2 1.37%, 3/16/15	U.S.$	1,841	$1,842,186
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(a)		4,730	4,730,214
Volkswagen Auto Lease Trust Series 2011-A, Class A2 1.00%, 2/20/14		3,414	3,407,709
World Omni Automobile Lease Securitization Trust Series 2011-A, Class A2 0.81%, 10/15/13		5,748	5,752,284

			46,002,988

Credit Cards - Floating Rate – 2.1%
American Express Credit Account Master Trust Series 2011-1, Class A 0.419%, 4/17/17(c)		6,685	6,693,537
Capital One Multi-Asset Execution Trust Series 2006-A12, Class A 0.309%, 7/15/16(c)		5,500	5,493,518
Chase Issuance Trust Series 2008-A10, Class A10 0.999%, 8/17/15(c)		5,500	5,559,510
GE Capital Credit Card Master Note Trust Series 2011-1, Class A 0.799%, 1/15/17(c)		2,830	2,853,137
Series 2011-2, Class A 0.729%, 5/15/19(c)		5,020	5,033,487

			25,633,189

Other ABS - Fixed Rate – 0.6%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		2,382	2,391,767
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		1,408	1,408,649
John Deere Owner Trust Series 2011-A, Class A2 0.64%, 6/16/14		3,290	3,290,478

			7,090,894

Autos - Floating Rate – 0.3%
Navistar Financial Dealer Note Master Trust Series 2011-1, Class A 1.394%, 10/25/16(a)(c)		1,703	1,719,177

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	133

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wheels SPV LLC Series 2009-1, Class A 1.799%, 3/15/18(a)(c)	U.S.$	2,080	$2,084,597

			3,803,774

Home Equity Loans - Fixed Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.419%, 12/25/32		459	406,434
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		466	424,093

			830,527

Home Equity Loans - Floating Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 0.514%, 5/25/37(c)(d)		3,715	69,823
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.506%, 1/20/35(c)		644	586,076
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.474%, 2/25/37(c)(d)		1,610	8,350

			664,249

Total Asset-Backed Securities (cost $89,297,976)			84,025,621

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.2%
Non-Agency Fixed Rate CMBS – 3.7%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD3, Class A2 5.56%, 10/15/48		5,791	5,879,070
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		3,065	3,432,837
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39		6,475	7,148,057

134	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class A4 5.819%, 6/15/49	U.S.$	9,364	$10,339,130
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.32%, 6/15/29		6,015	6,482,919
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 5.902%, 6/12/46		3,075	3,498,584
Series 2006-3, Class A4 5.414%, 7/12/46		6,885	7,773,021

			44,553,618

Agency CMBS – 0.4%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		4,653	4,977,371

Non-Agency Floating Rate CMBS – 0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.476%, 3/06/20(a)(c)		1,855	1,788,591

Total Commercial Mortgage-Backed Securities (cost $47,667,530)			51,319,580

GOVERNMENTS - SOVEREIGN AGENCIES – 4.2%
Canada – 4.2%
Canada Housing Trust No 1 3.35%, 12/15/20(a)	CAD	38,670	42,195,225
4.10%, 12/15/18(a)		7,960	9,077,111

Total Governments - Sovereign Agencies (cost $50,973,155)			51,272,336

AGENCIES – 2.2%
Agency Debentures – 2.2%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20 (cost $23,380,217)	U.S.$	32,305	26,912,617

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	135

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 1.5%
United States – 1.5%
U.S. Treasury Inflation Index 2.00%, 4/15/12-1/15/14 (TIPS) (cost $17,809,055)	U.S.$	16,815	$18,077,387

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Kazakhstan – 0.2%
KazMunayGas National Co. 7.00%, 5/05/20(a)		1,990	2,288,500

Malaysia – 0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		3,390	3,828,158

Russia – 0.3%
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 5/29/18(a)		2,782	3,136,705

Total Quasi-Sovereigns (cost $8,032,295)			9,253,363

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.7%
Non-Agency Fixed Rate – 0.3%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 2.593%, 2/25/36		2,605	1,500,578
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 4.742%, 5/25/35		1,770	1,601,514
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.401%, 5/25/36		1,367	607,166

			3,709,258

Non-Agency Floating Rate – 0.2%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.182%, 12/25/35(c)		927	520,251
Series 2006-OA14, Class 3A1 1.032%, 11/25/46(c)		4,057	1,790,685
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class M1 0.774%, 2/25/35(c)(d)		2,801	135,776

			2,446,712

136	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency ARMs – 0.2%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR1, Class 3A1 2.52%, 3/25/36(c)	U.S.$	2,559	$1,588,383

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.806%, 5/28/35		392	278,718

Total Collateralized Mortgage Obligations (cost $16,466,091)			8,023,071

GOVERNMENTS - SOVEREIGN BONDS – 0.6%
Lithuania – 0.2%
Lithuania Government International Bond 6.625%, 2/01/22(a)		1,768	1,898,390

Qatar – 0.2%
Qatar Government International Bond 4.50%, 1/20/22(a)		2,944	3,057,344

Russia – 0.2%
Russian Foreign Bond - Eurobond 7.50%, 3/31/30(a)		2,038	2,428,047

Total Governments - Sovereign Bonds (cost $6,887,843)			7,383,781

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.4%
United States – 0.4%
California GO 7.625%, 3/01/40 (cost $3,378,529)		3,310	4,398,262

COVERED BONDS – 0.3%
Covered Bonds – 0.3%
Credit Agricole Home Loan SFH 3.50%, 6/14/18(a) (cost $4,129,611)	EUR	3,000	4,172,378

SUPRANATIONALS – 0.3%
International Bank for Reconstruction & Development 9.25%, 7/15/17 (cost $2,893,675)	U.S.$	2,340	3,242,973

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	137

Global Core Bond Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 4.4%
Investment Companies – 4.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(e) (cost $53,343,138)	53,343,138	$53,343,138

Total Investments – 103.4% (cost $1,217,897,634)	1,248,583,333
Other assets less liabilities – (3.4)%		(40,523,588)

Net Assets – 100.0%		$1,208,059,745

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 2 Yr Futures	127	June 2012	$27,969,516	$27,969,766	$(250)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC Wholesale:
Canadian Dollar settling 3/02/12	11,952	$11,987,705	$12,079,524	$(91,819)
Canadian Dollar settling 3/02/12	11,915	11,889,798	12,041,477	(151,679)
Canadian Dollar settling 3/02/12	19,452	19,452,502	19,658,902	(206,400)
BNP Paribas SA:
Canadian Dollar settling 4/03/12	67,646	68,416,280	68,318,341	97,939
Japanese Yen settling 3/21/12	912,670	11,654,350	11,229,086	425,264
Citibank N.A.:
Canadian Dollar settling 3/02/12	10,664	10,696,144	10,777,832	(81,688)
Japanese Yen settling 3/21/12	6,677,328	84,134,949	82,154,914	1,980,035
Deutsche Bank AG London:
Euro settling 3/29/12	18,217	24,461,143	24,273,393	187,750
Goldman Sachs International:
Euro settling 3/29/12	126,248	166,975,284	168,217,159	(1,241,875)
South African Rand settling 3/26/12	191,258	24,667,098	25,371,539	(704,441)

138	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Royal Bank of Canada:
Canadian Dollar settling 3/02/12	13,662	$13,690,052	$13,807,638	$(117,586)
UBS AG:
Great British Pound settling 3/29/12	65,328	103,203,662	103,910,723	(707,061)

				$(611,561)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2012, the aggregate market value of these securities amounted to $154,275,139 or 12.8% of net assets.

(b)	Variable rate coupon, rate shown as of February 29, 2012.

(c)	Floating Rate Security. Stated interest rate was in effect at February 29, 2012.

(d)	Illiquid security.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD	– Canadian Dollar
EUR	– Euro
GBP	– Great British Pound
JPY	– Japanese Yen
ZAR	– South African Rand

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
FHLMC	– Federal Home Loan Mortgage Corporation
GO	– General Obligation
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust
TBA	– To Be Announced
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	139

Global Core Bond Portfolio—Portfolio of Investments

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 96.7%
United States – 96.7%
U.S. Treasury Inflation Index 0.125%, 1/15/22 (TIPS)(a)	U.S.$	18,682	$19,455,331
0.625%, 7/15/21 (TIPS)(a)		70,235	77,176,614
1.125%, 1/15/21 (TIPS)		13,577	15,516,456
1.25%, 7/15/20 (TIPS)(a)		60,680	70,279,977
1.375%, 7/15/18-1/15/20 (TIPS)(a)		48,101	55,942,332
1.625%, 1/15/15 (TIPS)(a)		46,440	50,905,791
1.625%, 1/15/18 (TIPS)		53,229	61,771,060
1.875%, 7/15/13-7/15/19 (TIPS)		118,391	131,711,363
1.875%, 7/15/15 (TIPS)(a)		81,024	90,861,301
2.00%, 7/15/14 (TIPS)(a)		99,851	109,437,747
2.125%, 1/15/19 (TIPS)(a)		26,159	31,697,192
2.375%, 1/15/17 (TIPS)(a)(b)		41,565	49,134,195
2.375%, 1/15/25 (TIPS)		1,197	1,556,236
2.50%, 7/15/16 (TIPS)		28,134	33,139,164
2.625%, 7/15/17 (TIPS)		4,955	6,015,340

Total Inflation-Linked Securities (cost $740,460,643)			804,600,099

CORPORATES - INVESTMENT GRADES – 16.1%
Industrial – 8.1%
Basic – 0.5%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		980	1,004,500
ArcelorMittal 6.125%, 6/01/18		769	813,753
Dow Chemical Co. (The) 5.25%, 11/15/41		945	1,041,123
8.55%, 5/15/19		637	847,304

			3,706,680

Capital Goods – 0.4%
CRH Finance BV 7.375%, 5/28/14	EUR	1,100	1,617,663
Republic Services, Inc. 5.25%, 11/15/21	U.S.$	1,675	1,932,453

			3,550,116

Communications - Media – 1.7%
CBS Corp. 3.375%, 3/01/22		1,309	1,298,904
5.75%, 4/15/20		1,755	2,040,979
Comcast Corp. 5.15%, 3/01/20		1,745	2,045,309

140	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.60%, 2/15/21	U.S.$	660	$716,017
Interpublic Group of Cos. Inc. (The) 4.00%, 3/15/22		199	196,487
News America, Inc. 6.15%, 3/01/37-2/15/41		1,584	1,860,526
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		1,340	1,687,714
Time Warner Cable, Inc. 7.50%, 4/01/14		1,435	1,622,600
Virgin Media Secured Finance PLC 5.25%, 1/15/21		428	468,668
WPP Finance 2010 4.75%, 11/21/21(c)		1,737	1,851,402

			13,788,606

Communications - Telecommunications – 1.6%
American Tower Corp. 5.05%, 9/01/20		1,355	1,399,658
AT&T, Inc. 5.35%, 9/01/40		1,397	1,573,958
Deutsche Telekom International 4.875%, 3/06/42(c)		1,777	1,752,193
Koninklijke KPN NV 5.00%, 11/13/12	EUR	1,185	1,617,597
Telecom Italia Capital SA 6.375%, 11/15/33	U.S.$	1,165	1,004,812
Telefonica Emisiones SAU 5.462%, 2/16/21		835	839,961
United States Cellular Corp. 6.70%, 12/15/33		835	822,487
Verizon Communications, Inc. 7.35%, 4/01/39		1,510	2,080,747
Vodafone Group PLC 6.15%, 2/27/37		1,660	2,088,167

			13,179,580

Consumer Cyclical - Automotive – 0.2%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)		1,640	1,779,756

Consumer Cyclical - Entertainment – 0.2%
Viacom, Inc. 6.25%, 4/30/16		1,495	1,732,378

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	141

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.4%
Carnival PLC 4.25%, 11/27/13	EUR	1,225	$1,664,839
Marriott International, Inc./DE Series J 5.625%, 2/15/13	U.S.$	1,700	1,772,049

			3,436,888

Consumer Cyclical - Retailers – 0.2%
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		1,542	1,585,412

Consumer Non-Cyclical – 0.4%
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		1,610	1,718,337
Delhaize Group SA 5.875%, 2/01/14		1,515	1,630,078

			3,348,415

Energy – 1.0%
Anadarko Petroleum Corp. 5.95%, 9/15/16		430	497,821
Marathon Petroleum Corp. 3.50%, 3/01/16		230	238,458
5.125%, 3/01/21		390	423,558
Nabors Industries, Inc. 9.25%, 1/15/19		1,064	1,339,536
Noble Energy, Inc. 8.25%, 3/01/19		1,370	1,738,509
Reliance Holdings USA, Inc. 5.40%, 2/14/22(c)		2,065	2,090,679
Southwestern Energy Co. 4.10%, 3/15/22(c)		568	567,301
Transocean, Inc. 6.375%, 12/15/21		1,450	1,711,218

			8,607,080

Technology – 0.7%
Agilent Technologies, Inc. 5.00%, 7/15/20		249	277,255
Hewlett-Packard Co. 4.65%, 12/09/21		778	838,911
Intel Corp. 4.80%, 10/01/41		1,130	1,279,093
Motorola Solutions, Inc. 7.50%, 5/15/25		1,540	1,798,061
Xerox Corp. 8.25%, 5/15/14		1,425	1,600,419

			5,793,739

142	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.75%, 12/15/16	U.S.$	1,615	$1,788,860

Transportation - Railroads – 0.3%
CSX Corp. 4.75%, 5/30/42		1,970	2,056,059

Transportation - Services – 0.3%
Asciano Finance Ltd. 5.00%, 4/07/18(c)		950	973,744
Ryder System, Inc. 3.15%, 3/02/15		1,105	1,145,965
5.85%, 11/01/16		630	711,684

			2,831,393

			67,184,962

Financial Institutions – 5.4%
Banking – 3.2%
Bank of America Corp. 5.625%, 7/01/20		705	731,387
Bank of Scotland PLC 5.625%, 5/23/13	EUR	1,190	1,641,684
Barclays Bank PLC 5.125%, 1/08/20	U.S.$	790	835,266
5.45%, 9/12/12		665	679,393
BBVA Senior Finance SAU Series G 3.625%, 5/14/12	EUR	1,200	1,602,246
Capital One Financial Corp. 7.375%, 5/23/14	U.S.$	1,445	1,608,148
Citigroup, Inc. 4.50%, 1/14/22		1,940	1,993,022
5.50%, 4/11/13		865	897,459
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22		2,120	2,212,941
6.00%, 6/15/20		685	728,188
HSBC Holdings PLC 5.10%, 4/05/21		1,130	1,236,735
JPMorgan Chase & Co. 4.40%, 7/22/20		715	749,338
4.50%, 1/24/22		2,075	2,204,781
Macquarie Group Ltd. 7.625%, 8/13/19(c)		1,470	1,515,871
Morgan Stanley 5.50%, 7/24/20-7/28/21		2,413	2,386,438
National Capital Trust II 5.486%, 3/23/15(c)		1,090	1,045,394
Royal Bank of Scotland PLC (The) 3.25%, 1/11/14		980	983,456

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	143

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

UBS AG/Stamford CT 5.875%, 7/15/16	U.S.$	1,610	$1,699,609
Union Bank NA 5.95%, 5/11/16		1,675	1,807,930

			26,559,286

Finance – 0.1%
SLM Corp. Series A 5.375%, 1/15/13		925	948,125

Insurance – 2.0%
Allstate Corp. (The) 6.125%, 5/15/37		1,145	1,120,669
American International Group, Inc. 6.40%, 12/15/20		1,660	1,851,181
Genworth Financial, Inc. 6.515%, 5/22/18		936	954,520
Hartford Financial Services Group, Inc. 6.10%, 10/01/41		760	720,048
Humana, Inc. 7.20%, 6/15/18		1,520	1,833,919
Lincoln National Corp. 8.75%, 7/01/19		550	701,220
Markel Corp. 7.125%, 9/30/19		1,628	1,857,255
Marsh & McLennan Cos., Inc. 5.375%, 7/15/14		1,585	1,695,864
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		1,410	1,809,191
QBE Capital Funding III Ltd. 7.25%, 5/24/41(c)		760	692,214
Swiss Re Capital I LP 6.854%, 5/25/16(c)		1,815	1,637,647
XL Group PLC 5.25%, 9/15/14		1,590	1,683,176

			16,556,904

REITS – 0.1%
HCP, Inc. 5.375%, 2/01/21		972	1,065,422

			45,129,737

Utility – 2.0%
Electric – 0.7%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(c)		1,355	1,465,149
Constellation Energy Group, Inc. 5.15%, 12/01/20		615	691,933
Nisource Finance Corp. 6.15%, 3/01/13		695	731,829

144	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ohio Power Co. Series F 5.50%, 2/15/13	U.S.$	350	$365,547
Pacific Gas & Electric Co. 4.50%, 12/15/41		800	836,042
TECO Finance, Inc. 4.00%, 3/15/16		1,680	1,777,632

			5,868,132

Natural Gas – 1.3%
DCP Midstream LLC 9.75%, 3/15/19(c)		1,290	1,673,615
Energy Transfer Partners LP 6.125%, 2/15/17		1,645	1,825,662
Enterprise Products Operating LLC 5.20%, 9/01/20		720	816,740
EQT Corp. 8.125%, 6/01/19		1,385	1,642,513
Kinder Morgan Energy Partners LP 4.15%, 3/01/22		969	1,007,023
Spectra Energy Capital LLC 8.00%, 10/01/19		1,395	1,786,129
Williams Partners LP 3.80%, 2/15/15		1,660	1,756,252

			10,507,934

			16,376,066

Non Corporate Sectors – 0.6%
Agencies – Not Government Guaranteed – 0.6%
Abu Dhabi National Energy Co. 4.125%, 3/13/17(c)		344	350,040
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(c)		1,292	1,416,355
IPIC GMTN Ltd. 3.75%, 3/01/17(c)		1,695	1,707,712
Petrobras International Finance Co. – Pifco 5.375%, 1/27/21		1,570	1,687,935

			5,162,042

Total Corporates – Investment Grades (cost $130,136,107)			133,852,807

ASSET-BACKED SECURITIES – 5.9%
Autos - Fixed Rate – 2.7%
AmeriCredit Automobile Receivables Trust Series 2011-3, Class A2 0.84%, 11/10/14		2,382	2,383,585
Series 2011-4, Class A2 0.92%, 3/09/15		1,200	1,201,942

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	145

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CarMax Auto Owner Trust Series 2011-3, Class A3 1.07%, 6/15/16	U.S.$	825	$825,328
Exeter Automobile Receivables Trust Series 2012-1A, Class A 2.02%, 8/15/16(c)		1,710	1,710,012
Ford Credit Auto Lease Trust Series 2011-A, Class A2 0.74%, 9/15/13		2,940	2,941,079
Ford Credit Auto Owner Trust Series 2009-D, Class A4 2.98%, 8/15/14		3,120	3,183,790
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(c)		1,240	1,246,100
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(c)		1,177	1,177,209
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A2 0.90%, 1/15/14(c)		2,396	2,397,759
Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(c)		2,190	2,194,055
Santander Drive Auto Receivables Trust Series 2011-4, Class A2 1.37%, 3/16/15		923	923,594
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(c)		2,440	2,440,110

			22,624,563

Credit Cards - Floating Rate – 1.9%
American Express Credit Account Master Trust Series 2007-8, Class A 0.549%, 5/15/15(d)		3,676	3,682,307
Series 2011-1, Class A 0.419%, 4/17/17(d)		3,350	3,354,278
GE Capital Credit Card Master Note Trust Series 2011-1, Class A 0.799%, 1/15/17(d)		1,495	1,507,223
Series 2011-2, Class A 0.729%, 5/15/19(d)		2,625	2,632,052
Penarth Master Issuer PLC Series 2010-2A, Class A2 0.996%, 12/18/14(c)(d)		4,090	4,098,969

			15,274,829

146	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Autos - Floating Rate – 0.7%
Ford Credit Floorplan Master Owner Trust Series 2012-1, Class A 0.719%, 1/15/16(d)	U.S.$	3,956	$3,956,376
Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.499%, 11/17/14(c)(d)		2,075	2,084,835

			6,041,211

Other ABS - Floating Rate – 0.4%
GE Dealer Floorplan Master Note Trust Series 2012-1, Class A 0.816%, 2/20/17(d)		3,065	3,064,988

Other ABS - Fixed Rate – 0.2%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		1,203	1,207,720
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		707	707,553

			1,915,273

Total Asset-Backed Securities (cost $48,881,426)			48,920,864

MORTGAGE PASS-THROUGHS – 5.4%
Agency Fixed Rate 30-Year – 3.7%
Federal National Mortgage Association 3.50%, 12/01/41		10,044	10,388,951
6.00%, 10/01/40		18,337	20,149,030

			30,537,981

Agency ARMs – 1.7%
Federal Home Loan Mortgage Corp. 3.521%, 10/01/39(e)		1,600	1,698,524
5.057%, 5/01/38(e)		1,615	1,711,571
5.148%, 11/01/35(d)		3,083	3,258,267
Federal National Mortgage Association 3.905%, 10/01/37(e)		2,879	3,038,884
4.53%, 8/01/38(d)		2,988	3,174,821
4.777%, 10/01/39(e)		1,533	1,633,322

			14,515,389

Total Mortgage Pass-Throughs (cost $44,953,596)			45,053,370

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	147

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.2%
Non-Agency Fixed Rate CMBS – 2.8%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD3, Class A2 5.56%, 10/15/48	U.S.$	2,982	$3,027,753
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		3,350	3,752,040
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		3,780	4,196,560
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class A4 5.814%, 6/12/43		2,255	2,531,826
LB-UBS Commercial Mortgage Trust Series 2006-C4, Class A4 5.874%, 6/15/38		3,220	3,692,181
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		2,085	2,116,346
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		3,265	3,686,116

			23,002,822

Agency CMBS – 0.4%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19		3,146	3,302,063

Total Commercial Mortgage-Backed Securities (cost $24,698,139)			26,304,885

GOVERNMENTS - TREASURIES – 1.5%
Canada – 1.5%
Canadian Government Bond 3.25%, 6/01/21 (cost $12,276,084)	CAD	11,050	12,357,193

GOVERNMENTS - SOVEREIGN AGENCIES – 1.2%
Australia – 0.3%
Suncorp-Metway Ltd. 2.067%, 7/16/12(c)(d)	U.S.$	2,600	2,614,906

148	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Kingdom – 0.9%
Lloyds TSB Bank PLC 2.75%, 3/16/12	GBP	1,465	$2,331,927
Skipton Building Society 2.00%, 4/05/12		1,485	2,364,849
West Bromwich Building Society 2.00%, 4/05/12		1,490	2,372,553

			7,069,329

Total Governments – Sovereign Agencies (cost $9,408,098)			9,684,235

AGENCIES – 1.0%
Agency Debentures – 1.0%
Federal Home Loan Mortgage Corp. 2.375%, 1/13/22 (cost $7,886,377)	U.S.$	7,932	8,021,877

QUASI-SOVEREIGNS – 0.5%
Quasi-Sovereign Bonds – 0.5%
Indonesia – 0.1%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(c)		1,083	1,161,517

Kazakhstan – 0.2%
KazMunayGas National Co. 7.00%, 5/05/20(c)		1,328	1,527,200

Malaysia – 0.2%
Petronas Capital Ltd. 5.25%, 8/12/19(c)		1,500	1,693,875

Total Quasi-Sovereigns (cost $4,225,260)			4,382,592

SUPRANATIONALS – 0.4%
European Investment Bank 0.827%, 3/05/12(d) (cost $3,500,163)		3,500	3,500,000

GOVERNMENTS - SOVEREIGN BONDS – 0.3%
Indonesia – 0.1%
Republic of Indonesia 5.25%, 1/17/42(c)		1,025	1,092,906

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	149

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Qatar – 0.2%
State of Qatar 4.50%, 1/20/22(c)	U.S.$	1,445	$1,500,633

Total Governments – Sovereign Bonds (cost $2,436,174)			2,593,539

CORPORATES – NON-INVESTMENT GRADE – 0.0%
Industrial – 0.0%
Capital Goods – 0.0%
Ball Corp. 5.00%, 3/15/22 (cost $264,000)		264	269,940

Total Investments – 132.2% (cost $1,029,126,067)			1,099,541,401
Other assets less liabilities – (32.2)%			(267,680,929)

Net Assets – 100.0%			$831,860,472

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 10 Yr Futures	8	June 2012	$1,051,141	$1,047,625	$(3,516)
Sold Contracts
U.S. T-Note 30 Yr Futures	173	June 2012	24,604,520	24,506,532	97,988
U.S. T-Note 5 Yr Futures	395	June 2012	48,634,356	48,652,891	(18,535)

					$75,937

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank N.A.:
Canadian Dollar settling 3/02/12	4,437	$4,428,337	$4,484,252	$55,915
Royal Bank of Scotland PLC:
Mexican Nuevo Peso settling 3/26/12	53,384	4,146,682	4,149,169	2,487
South African Rand settling 3/26/12	32,022	4,184,455	4,247,862	63,407
Swedish Krona settling 3/28/12	55,711	8,483,494	8,410,914	(72,580)
Standard Chartered Bank:
Indian Rupee settling 3/30/12	203,477	4,108,993	4,112,834	3,841

150	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
UBS AG:
Australian Dollar settling 3/09/12	7,778	$8,380,362	$8,334,475	$(45,887)

Sale Contracts
Barclays Bank PLC Wholesale:
Euro settling 3/29/12	6,324	8,519,234	8,426,878	92,356
BNP Paribas SA:
Japanese Yen settling 3/21/12	315,223	4,025,248	3,878,368	146,880
Credit Suisse London Branch (GFX):
Great British Pound settling 3/29/12	4,462	7,045,922	7,097,528	(51,606)
Deutsche Bank AG London:
Euro settling 3/29/12	3,131	4,193,053	4,172,124	20,929
HSBC BankUSA:
Canadian Dollar settling 4/03/12	16,113	16,306,467	16,272,996	33,471
Morgan Stanley and Co Inc.:
Canadian Dollar settling 3/02/12	8,278	8,284,134	8,365,670	(81,536)
Royal Bank of Canada:
Canadian Dollar settling 3/02/12	12,272	12,312,890	12,402,781	(89,891)
Standard Chartered Bank:
Euro settling 3/29/12	12,536	16,623,988	16,703,325	(79,337)

				$(1,551)

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$33,270	6/7/13	0.627%	3 Month LIBOR	$(60,598)
Barclays Bank PLC	50,940	11/17/13	1.059%	3 Month LIBOR	(599,759)
Barclays Bank PLC	7,590	1/17/22	2.05%	3 Month LIBOR	(8,482)
JPMorgan Chase Bank, N.A.	8,040	5/17/21	3.268%	3 Month LIBOR	(975,088)
JPMorgan Chase Bank, N.A.	9,340	2/7/22	2.04%	3 Month LIBOR	9,041
Morgan Stanley Capital Services Inc.	5,480	2/21/42	2.813%	3 Month LIBOR	(38,661)

					$(1,673,547)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	151

Bond Inflation Protection Portfolio—Portfolio of Investments

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at February 29, 2012
Bank of America†	0.00%	—	$22,837,500
Bank of America	0.18%	3/01/12	27,867,632
Bank of America	0.18%	4/04/12	7,775,936
Bank of America†	0.18%	—	3,292,500
Bank of America†	0.18%	—	3,736,250
Bank of America†	0.18%	—	4,128,800
Bank of America†	0.18%	—	4,340,000
Bank of America†	0.18%	—	9,097,888
Bank of America	0.19%	3/27/12	28,637,364
Bank of America	0.19%	5/03/12	32,266,807
Bank of America	0.20%	4/04/12	32,430,781
Bank of America	0.21%	5/10/12	6,028,984
Bank of America	0.22%	3/05/12	21,160,000
Bank of America	0.22%	3/05/12	29,092,340
Bank of America	0.22%	4/11/12	27,882,840
Barclays†	0.17%	—	4,324,668
Barclays†	0.17%	—	9,123,750
Barclays†	0.17%	—	10,637,500
Goldman	0.18%	4/03/12	5,494,415
Goldman	0.21%	5/10/12	11,894,200

			$(302,050,155)

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on February 29, 2012

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $554,890,480.

(b)	Position, or a portion thereof, has been segregated to collateralize interest rate swap contracts. The aggregate market value of these securities amounted to $2,042,628.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2012, the aggregate market value of these securities amounted to $49,268,349 or 5.9% of net assets.

(d)	Floating Rate Security. Stated interest rate was in effect at February 29, 2012.

(e)	Variable rate coupon, rate shown as of February 29, 2012.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

FHLMC – Federal Home Loan Mortgage Corporation

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

152	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 71.8%
Industrial – 58.6%
Basic – 4.1%
AK Steel Corp. 7.625%, 5/15/20	U.S.$	243	$244,519
Aleris International, Inc. 7.625%, 2/15/18		1,100	1,155,000
Arch Coal, Inc. 7.00%, 6/15/19(a)		451	451,000
7.25%, 6/15/21(a)		1,184	1,181,040
Arch Western Finance LLC 6.75%, 7/01/13		696	699,480
Calcipar SA 6.875%, 5/01/18(a)		479	471,815
Commercial Metals Co. 6.50%, 7/15/17		1,366	1,372,830
Consol Energy, Inc. 8.25%, 4/01/20		525	572,250
Huntsman International LLC 5.50%, 6/30/16		400	399,500
8.625%, 3/15/21		891	1,006,830
Ineos Finance PLC 8.375%, 2/15/19(a)		425	451,562
Ineos Group Holdings Ltd. 8.50%, 2/15/16(a)		1,000	912,500
JMC Steel Group 8.25%, 3/15/18(a)		236	246,325
Kinove German Bondco GmbH 9.625%, 6/15/18(a)		317	324,133
Lyondell Chemical Co. 11.00%, 5/01/18		357	391,203
LyondellBasell Industries NV 6.00%, 11/15/21(a)		339	372,053
Momentive Performance Materials, Inc. 11.50%, 12/01/16		270	226,800
NewMarket Corp. 7.125%, 12/15/16		615	633,450
NewPage Corp. 10.00%, 5/01/12(b)		397	20,843
Nova Chemicals Corp. 8.625%, 11/01/19		501	574,897
Peabody Energy Corp. 6.00%, 11/15/18(a)		275	288,063
6.25%, 11/15/21(a)		659	690,302
7.375%, 11/01/16		545	615,850
Polypore International, Inc. 7.50%, 11/15/17		380	398,050

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	153

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(a)	U.S.$	501	$531,060
Smurfit Kappa Acquisitions 7.75%, 11/15/19(a)	EUR	500	717,776
Steel Dynamics, Inc. 7.75%, 4/15/16	U.S.$	625	650,000
TPC Group LLC 8.25%, 10/01/17		1,047	1,104,585
Verso Paper Holdings LLC/Verso Paper, Inc. Series B 11.375%, 8/01/16		529	235,405
Weyerhaeuser Co. 7.375%, 3/15/32		685	744,948

			17,684,069

Capital Goods – 6.7%
Alliant Techsystems, Inc. 6.875%, 9/15/20		320	340,000
Ardagh Packaging Finance PLC 7.375%, 10/15/17(a)		620	666,500
Ball Corp. 5.00%, 3/15/22		233	238,243
Berry Plastics Corp. 9.75%, 1/15/21		1,205	1,289,350
Bombardier, Inc. 7.50%, 3/15/18(a)		624	709,800
Building Materials Corp. of America 7.00%, 2/15/20(a)		689	747,565
7.50%, 3/15/20(a)		499	545,781
CNH America LLC 7.25%, 1/15/16		935	1,030,837
CNH Capital LLC 6.25%, 11/01/16(a)		262	281,650
Graphic Packaging International, Inc. 7.875%, 10/01/18		500	550,000
Griffon Corp. 7.125%, 4/01/18		287	298,480
Grohe Holding GmbH 8.625%, 10/01/14(a)	EUR	354	474,582
KUKA AG 8.75%, 11/15/17(a)		361	514,627
Manitowoc Co., Inc. (The) 8.50%, 11/01/20	U.S.$	922	1,028,030
Masco Corp. 7.125%, 3/15/20		900	960,376
Mohawk Industries, Inc. 6.875%, 1/15/16		1,377	1,519,864

154	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nordenia International AG 9.75%, 7/15/17(a)	EUR	517	$737,015
Nortek, Inc. 8.50%, 4/15/21	U.S.$	712	688,860
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)		1,180	1,215,400
Polymer Group, Inc. 7.75%, 2/01/19		1,300	1,391,000
Pregis Corp. 6.245%, 4/15/13(c)	EUR	56	71,392
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19(a)	U.S.$	712	752,940
7.875%, 8/15/19(a)		2,365	2,589,675
8.25%, 2/15/21(a)		1,850	1,766,750
8.75%, 10/15/16(a)		118	125,670
9.00%, 4/15/19(a)		638	638,000
9.875%, 8/15/19(a)		526	543,753
RSC Equipment Rental, Inc./RSC Holdings III LLC 8.25%, 2/01/21		750	795,000
Sealed Air Corp. 6.875%, 7/15/33(a)		1,320	1,267,200
8.125%, 9/15/19(a)		235	265,550
8.375%, 9/15/21(a)		241	275,945
Solo Cup Co./Solo Cup Operating Corp. 10.50%, 11/01/13		850	859,562
Sterling Merger, Inc. 11.00%, 10/01/19(a)		413	434,683
Summit Materials LLC/Summit Materials Finance Corp. 10.50%, 1/31/20(a)		340	351,050
TransDigm, Inc. 7.75%, 12/15/18		1,200	1,320,000
United Rentals North America, Inc. 8.375%, 9/15/20		267	276,345
9.25%, 12/15/19		650	718,250
USG Corp. 6.30%, 11/15/16		1,115	1,045,312

			29,325,037

Communications - Media – 7.8%
Allbritton Communications Co. 8.00%, 5/15/18		510	539,325
Cablevision Systems Corp. 8.00%, 4/15/20		1,750	1,964,375

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	155

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CCO Holdings LLC/CCO Holdings Capital Corp. 7.00%, 1/15/19	U.S.$	2,250	$2,430,000
7.375%, 6/01/20		750	825,000
7.875%, 4/30/18		664	725,420
8.125%, 4/30/20		219	245,280
Cequel Communications Holdings I LLC and Cequel Capital Corp. 8.625%, 11/15/17(a)		1,015	1,088,588
Clear Channel Communications, Inc. 5.50%, 9/15/14		1,180	1,057,575
9.00%, 3/01/21		457	420,440
Clear Channel Worldwide Holdings, Inc. 7.625%, 3/15/20		544	544,000
Series A 7.625%, 3/15/20		100	100,000
Series B 9.25%, 12/15/17		1,440	1,584,000
Crown Media Holdings, Inc. 10.50%, 7/15/19		470	501,725
CSC Holdings LLC 7.625%, 7/15/18		535	604,550
7.875%, 2/15/18		640	723,200
Cumulus Media, Inc. 7.75%, 5/01/19(a)		648	633,420
Dex One Corp. 12.00%, 1/29/17(d)		338	81,182
DISH DBS Corp. 6.625%, 10/01/14		970	1,057,300
6.75%, 6/01/21		1,100	1,221,000
Hughes Satellite Systems Corp. 7.625%, 6/15/21		965	1,047,025
Intelsat Jackson Holdings SA 7.25%, 10/15/20		1,900	1,999,750
11.25%, 6/15/16		212	224,190
Intelsat Luxembourg SA 11.25%, 2/04/17		1,725	1,778,906
11.50%, 2/04/17(a)(d)		300	306,000
11.50%, 2/04/17(d)		1,598	1,646,081
Kabel BW GmbH 7.50%, 3/15/19(a)		402	434,160
Lamar Media Corp. 5.875%, 2/01/22(a)		459	479,081
6.625%, 8/15/15		940	961,150
New York Times Co. (The) 6.625%, 12/15/16		500	521,250

156	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Quebecor Media, Inc. 7.75%, 3/15/16	U.S.$	1,985	$2,044,550
RR Donnelley & Sons Co. 7.25%, 5/15/18		824	817,820
Sinclair Television Group, Inc. 8.375%, 10/15/18		600	652,500
Univision Communications, Inc. 6.875%, 5/15/19(a)		1,000	1,020,000
8.50%, 5/15/21(a)		550	545,875
UPCB Finance III Ltd. 6.625%, 7/01/20(a)		550	566,500
UPCB Finance V Ltd. 7.25%, 11/15/21(a)		665	699,913
Virgin Media Finance PLC 5.25%, 2/15/22		650	650,000
XM Satellite Radio, Inc. 7.625%, 11/01/18(a)		975	1,067,625

			33,808,756

Communications - Telecommunications – 4.7%
Crown Castle International Corp. 7.125%, 11/01/19		1,000	1,095,000
eAccess Ltd. 8.25%, 4/01/18(a)		646	618,545
Fairpoint Communications Inc/Old Series 1 13.125%, 4/02/18(b)		1,966	19,661
Frontier Communications Corp. 6.25%, 1/15/13		851	878,657
9.00%, 8/15/31		545	531,375
Level 3 Communications, Inc. 11.875%, 2/01/19		1,575	1,791,562
Level 3 Financing, Inc. 8.625%, 7/15/20(a)		314	335,195
8.75%, 2/15/17		685	715,825
9.375%, 4/01/19		550	607,750
MetroPCS Wireless, Inc. 7.875%, 9/01/18		550	589,875
NII Capital Corp. 7.625%, 4/01/21		749	765,853
PAETEC Holding Corp. 9.875%, 12/01/18		1,045	1,170,400
Phones4u Finance PLC 9.50%, 4/01/18(a)	GBP	345	481,625
Sprint Capital Corp. 6.875%, 11/15/28	U.S.$	1,740	1,357,200
8.75%, 3/15/32		1,180	1,050,200

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	157

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sunrise Communications Holdings SA 8.50%, 12/31/18(a)	EUR	350	$495,449
Telenet Finance III Luxembourg S.C.A. 6.625%, 2/15/21(a)		420	570,757
tw telecom holdings, Inc. 8.00%, 3/01/18	U.S.$	1,039	1,139,004
VimpelCom Holdings BV 7.504%, 3/01/22(a)		800	784,400
Wind Acquisition Finance SA 7.25%, 2/15/18(a)		1,850	1,813,000
Windstream Corp. 7.50%, 4/01/23		1,750	1,841,875
7.875%, 11/01/17		675	761,063
8.125%, 9/01/18		900	985,500

			20,399,771

Consumer Cyclical - Automotive – 4.0%
Affinia Group, Inc. 9.00%, 11/30/14		380	384,750
Allison Transmission, Inc. 7.125%, 5/15/19(a)		975	1,004,250
11.00%, 11/01/15(a)		53	55,981
Commercial Vehicle Group, Inc. 7.875%, 4/15/19(a)		427	431,270
Dana Holding Corp. 6.50%, 2/15/19		140	151,200
6.75%, 2/15/21		111	120,158
Delphi Corp. 5.875%, 5/15/19(a)		433	456,815
6.125%, 5/15/21(a)		325	348,562
Exide Technologies 8.625%, 2/01/18		331	257,352
Ford Motor Co. 7.45%, 7/16/31		1,000	1,283,750
Ford Motor Credit Co. LLC 3.875%, 1/15/15		1,125	1,153,320
7.00%, 10/01/13		2,734	2,927,551
8.00%, 12/15/16		2,665	3,167,065
Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20		964	1,053,170
8.75%, 8/15/20		857	943,771
Navistar International Corp. 8.25%, 11/01/21		909	994,219
Pharmaceutical Product Development, Inc. 9.50%, 12/01/19(a)		995	1,088,281
Schaeffler Finance BV 8.50%, 2/15/19(a)		800	866,000

158	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Tenneco, Inc. 6.875%, 12/15/20	U.S.$	330	$353,925
UCI International, Inc. 8.625%, 2/15/19		402	411,045

			17,452,435

Consumer Cyclical - Entertainment – 0.8%
AMC Entertainment, Inc. 9.75%, 12/01/20		425	397,375
ClubCorp Club Operations, Inc. 10.00%, 12/01/18		775	798,250
Greektown Holdings LLC 10.75%, 12/01/13(b)(e)		525	– 0	–
NAI Entertainment Holdings LLC 8.25%, 12/15/17(a)		930	1,025,325
Regal Entertainment Group 9.125%, 8/15/18		1,020	1,116,900

			3,337,850

Consumer Cyclical - Other – 4.9%
Beazer Homes USA, Inc. 12.00%, 10/15/17		425	463,250
Boyd Gaming Corp. 9.125%, 12/01/18		525	544,687
Broder Brothers Co. 12.00%, 10/15/13(a)(d)		354	355,791
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18		825	637,312
Chester Downs & Marina LLC 9.25%, 2/01/20(a)		326	341,485
Chukchansi Economic Development Authority 8.00%, 11/15/13(a)		1,015	700,350
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16		1,111	1,172,105
DR Horton, Inc. 6.50%, 4/15/16		1,180	1,274,400
Host Hotels & Resorts LP 6.875%, 11/01/14		385	392,700
Series Q 6.75%, 6/01/16		935	966,556
Isle of Capri Casinos, Inc. 7.75%, 3/15/19		545	543,638
KB Home 8.00%, 3/15/20		650	661,375

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	159

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lennar Corp. Series B 6.50%, 4/15/16	U.S.$	1,260	$1,330,875
Levi Strauss & Co. 8.875%, 4/01/16		742	766,122
M/I Homes, Inc. 8.625%, 11/15/18		790	762,350
Marina District Finance Co., Inc. 9.875%, 8/15/18		745	707,750
Meritage Homes Corp. 7.15%, 4/15/20		133	137,323
MGM Resorts International 6.625%, 7/15/15		1,222	1,237,275
8.625%, 2/01/19(a)		415	441,975
NCL Corp. Ltd. 9.50%, 11/15/18(a)		161	173,075
11.75%, 11/15/16		500	580,000
Royal Caribbean Cruises Ltd. 7.00%, 6/15/13		1,885	1,983,962
Ryland Group, Inc. (The) 6.625%, 5/01/20		335	341,700
Seminole Indian Tribe of Florida 6.535%, 10/01/20(a)		94	91,710
7.75%, 10/01/17(a)		631	684,635
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19(a)		703	713,545
Standard Pacific Corp. 8.375%, 5/15/18		500	535,000
Station Casinos, Inc. 6.625%, 3/15/18(b)(e)		3,610	– 0	–
Toll Brothers Finance Corp. 5.875%, 2/15/22		525	544,548
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20		1,900	2,142,250

			21,227,744

Consumer Cyclical - Restaurants – 0.4%
Burger King Corp. 9.875%, 10/15/18		640	723,200
CKE Restaurants, Inc. 11.375%, 7/15/18		675	769,500
Landry’s, Inc. 11.625%, 12/01/15		455	497,087

			1,989,787

160	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 1.4%
Asbury Automotive Group, Inc. 8.375%, 11/15/20	U.S.$	357	$382,882
Bon-Ton Department Stores, Inc. (The) 10.25%, 3/15/14		371	237,440
JC Penney Corp., Inc. 6.375%, 10/15/36		250	220,313
7.40%, 4/01/37		275	268,125
Limited Brands, Inc. 6.625%, 4/01/21		400	440,000
6.90%, 7/15/17		1,063	1,185,245
Ltd. Brands, Inc. 5.625%, 2/15/22		503	518,090
Michaels Stores, Inc. 7.75%, 11/01/18		500	528,750
Rite Aid Corp. 8.00%, 8/15/20		1,000	1,140,000
Toys R US – Delaware, Inc. 7.375%, 9/01/16(a)		805	827,137
Toys R US, Inc. 7.375%, 10/15/18		370	334,850

			6,082,832

Consumer Non-Cyclical – 9.3%
ACCO Brands Corp. 7.625%, 8/15/15		500	513,745
10.625%, 3/15/15		760	838,858
Alere, Inc. 8.625%, 10/01/18		800	845,000
AMGH Merger Sub, Inc. 9.25%, 11/01/18(a)		720	778,500
ARAMARK Corp. 8.50%, 2/01/15		1,710	1,754,905
Aurora Diagnostics Holdings/Aurora Diagnostics Financing, Inc. 10.75%, 1/15/18		775	763,375
Biomet, Inc. 11.625%, 10/15/17		520	567,450
Capsugel FinanceCo SCA 9.875%, 8/01/19(a)	EUR	740	1,074,633
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(d)	U.S.$	375	387,188
CHS/Community Health Systems, Inc. 8.875%, 7/15/15		537	562,507
ConvaTec Healthcare E SA 10.50%, 12/15/18(a)		1,096	1,130,250
Del Monte Corp. 7.625%, 2/15/19		1,555	1,558,887

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	161

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DJO Finance LLC/DJO Finance Corp. 7.75%, 4/15/18	U.S.$	165	$141,900
10.875%, 11/15/14		520	529,100
Dole Food Co., Inc. 8.00%, 10/01/16(a)		500	530,000
Elan Finance PLC/Elan Finance Corp. 8.75%, 10/15/16		500	550,000
Elizabeth Arden, Inc. 7.375%, 3/15/21		445	479,487
Emergency Medical Services Corp. 8.125%, 6/01/19		1,123	1,179,150
Endo Pharmaceuticals Holdings, Inc. 7.00%, 7/15/19		195	214,500
7.25%, 1/15/22		255	283,688
Fresenius Medical Care US Finance, Inc. 6.50%, 9/15/18(a)		385	426,388
Grifols, Inc. 8.25%, 2/01/18		700	759,500
HCA Holdings, Inc. 7.75%, 5/15/21		700	736,750
HCA, Inc. 6.375%, 1/15/15		2,748	2,912,880
6.50%, 2/15/16-2/15/20		4,645	4,962,762
Health Management Associates, Inc. 7.375%, 1/15/20(a)		270	281,475
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		1,145	1,093,475
Jarden Corp. 7.50%, 1/15/20		280	306,250
JBS Finance II Ltd. 8.25%, 1/29/18(a)		1,000	1,020,000
JBS USA LLC/JBS USA Finance, Inc. 7.25%, 6/01/21(a)		550	539,000
8.25%, 2/01/20(a)		764	786,920
Kindred Healthcare, Inc. 8.25%, 6/01/19		210	197,138
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18(a)		1,015	1,055,600
Mylan, Inc./PA 7.875%, 7/15/20(a)		750	838,125
New Albertsons, Inc. 7.45%, 8/01/29		1,870	1,453,925
Pilgrim’s Pride Corp. 7.875%, 12/15/18		78	77,220
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 8.25%, 9/01/17		825	893,062

162	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Post Holdings, Inc. 7.375%, 2/15/22(a)	U.S.$	319	$339,735
PSS World Medical, Inc. 6.375%, 3/01/22(a)		500	520,000
R&R Ice Cream PLC 8.375%, 11/15/17(a)	EUR	600	803,377
Select Medical Holdings Corp. 6.267%, 9/15/15(c)	U.S.$	500	447,500
Stater Bros Holdings, Inc. 7.375%, 11/15/18		275	298,031
STHI Holding Corp. 8.00%, 3/15/18(a)		175	186,375
Tenet Healthcare Corp. 8.875%, 7/01/19		900	1,026,000
Universal Hospital Services, Inc. 4.121%, 6/01/15(c)		895	848,012
Valeant Pharmaceuticals International 6.875%, 12/01/18(a)		825	843,562
7.00%, 10/01/20(a)		1,215	1,231,706
7.25%, 7/15/22(a)		210	211,313
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 7.75%, 2/01/19		600	615,000

			40,394,204

Energy – 6.9%
Antero Resources Finance Corp. 7.25%, 8/01/19(a)		384	405,120
9.375%, 12/01/17		495	544,500
ATP Oil & Gas Corp./United States 11.875%, 5/01/15		410	266,500
Atwood Oceanics, Inc. 6.50%, 2/01/20		180	189,450
Basic Energy Services, Inc. 7.75%, 2/15/19		500	515,000
Bill Barrett Corp. 7.625%, 10/01/19		400	418,000
Bluewater Holding BV 3.572%, 7/17/14(a)(c)		600	492,000
Chesapeake Energy Corp. 6.50%, 8/15/17		2,025	2,126,250
6.625%, 8/15/20		300	313,500
Cie Generale de Geophysique – Veritas 6.50%, 6/01/21		800	820,000
Citgo Petroleum Corp. 11.50%, 7/01/17(a)		891	997,920
Complete Production Services, Inc. 8.00%, 12/15/16		675	702,540

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	163

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Continental Resources, Inc./OK 7.125%, 4/01/21	U.S.$	150	$166,500
Denbury Resources, Inc. 6.375%, 8/15/21		1,202	1,325,205
8.25%, 2/15/20		95	108,300
Edgen Murray Corp. 12.25%, 1/15/15		300	306,000
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		900	949,500
9.25%, 12/15/17		800	886,000
Forest Oil Corp. 7.25%, 6/15/19		1,915	1,929,362
Key Energy Services, Inc. 6.75%, 3/01/21		466	488,135
Linn Energy LLC 6.25%, 11/01/19(a)		369	368,959
McJunkin Red Man Corp. 9.50%, 12/15/16		1,000	1,075,000
Newfield Exploration Co. 7.125%, 5/15/18		1,135	1,208,775
Offshore Group Investments Ltd. 11.50%, 8/01/15		1,100	1,226,500
Oil States International, Inc. 6.50%, 6/01/19		722	776,150
Parker Drilling Co. 9.125%, 4/01/18		520	557,700
Perpetual Energy, Inc. 8.75%, 3/15/18(a)	CAD	775	713,741
Petroleum Geo-Services ASA 7.375%, 12/15/18(a)	U.S.$	348	365,400
PHI, Inc. 8.625%, 10/15/18		400	410,000
Pioneer Drilling Co. 9.875%, 3/15/18(a)		375	401,250
Pioneer Natural Resources Co. 5.875%, 7/15/16		995	1,105,706
Plains Exploration & Production Co. 6.625%, 5/01/21		500	540,000
6.75%, 2/01/22		1,485	1,626,075
Precision Drilling Corp. 6.50%, 12/15/21(a)		299	319,183
Qep Resources, Inc. 5.375%, 10/01/22		946	955,460
Range Resources Corp. 5.75%, 6/01/21		1,060	1,134,200
SandRidge Energy, Inc. 7.50%, 3/15/21		361	364,610
8.75%, 1/15/20		775	825,375

164	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SESI LLC 6.375%, 5/01/19	U.S.$	144	$151,200
7.125%, 12/15/21(a)		563	622,115
Tesoro Corp. 6.25%, 11/01/12		680	697,000
W&T Offshore, Inc. 8.50%, 6/15/19		550	591,938

			29,986,119

Other Industrial – 1.2%
A123 Systems, Inc. 3.75%, 4/15/16		650	309,563
Briggs & Stratton Corp. 6.875%, 12/15/20		152	160,740
Brightstar Corp. 9.50%, 12/01/16(a)		883	918,320
Exova Ltd. 10.50%, 10/15/18(a)	GBP	500	688,064
Interline Brands, Inc. 7.00%, 11/15/18	U.S.$	704	743,600
Liberty Tire Recycling 11.00%, 10/01/16(a)		440	407,000
Neenah Foundry Co. 15.00%, 7/29/15(e)		347	347,284
New Enterprise Stone & Lime Co. 11.00%, 9/01/18		950	802,750
Pipe Holdings PLC 9.50%, 11/01/15(a)	GBP	439	659,993

			5,037,314

Services – 1.5%
Ceridian Corp. 11.25%, 11/15/15	U.S.$	1,000	955,000
Mobile Mini, Inc. 7.875%, 12/01/20		309	324,450
Realogy Corp. 7.625%, 1/15/20(a)		449	463,592
Service Corp. International/US 6.75%, 4/01/16		1,560	1,731,600
ServiceMaster Co./TN 8.00%, 2/15/20(a)		118	124,490
10.75%, 7/15/15(a)(d)		149	157,488
Ticketmaster Entertainment LLC/Ticketmaster Noteco, Inc. 10.75%, 8/01/16		440	474,100
Travelport LLC 11.875%, 9/01/16		399	126,683

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	165

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

West Corp. 7.875%, 1/15/19	U.S.$	1,750	$1,892,187
8.625%, 10/01/18		133	145,968

			6,395,558

Technology – 3.8%
Advanced Micro Devices, Inc. 7.75%, 8/01/20		121	134,159
8.125%, 12/15/17		202	221,695
Amkor Technology, Inc. 6.625%, 6/01/21		275	287,375
Aspect Software, Inc. 10.625%, 5/15/17		500	538,750
Avaya, Inc. 7.00%, 4/01/19(a)		102	103,403
9.75%, 11/01/15		895	895,000
CDW LLC/CDW Finance Corp. 8.00%, 12/15/18		671	728,035
8.50%, 4/01/19		1,049	1,122,430
CommScope, Inc. 8.25%, 1/15/19(a)		1,500	1,578,750
CPI International, Inc. 8.00%, 2/15/18		704	612,480
DCP LLC/DCP Corp. 10.75%, 8/15/15(a)		680	511,700
First Data Corp. 7.375%, 6/15/19(a)		1,600	1,628,000
11.25%, 3/31/16		700	663,250
Freescale Semiconductor, Inc. 8.875%, 12/15/14		460	473,225
10.125%, 12/15/16		614	648,537
Interactive Data Corp. 10.25%, 8/01/18		750	845,625
Iron Mountain, Inc. 6.625%, 1/01/16		860	861,075
NXP BV/NXP Funding LLC 3.322%, 10/15/13(c)		118	118,000
9.50%, 10/15/15		420	441,000
Sanmina-SCI Corp. 7.00%, 5/15/19(a)		603	618,075
8.125%, 3/01/16		191	197,685
Seagate HDD Cayman 7.00%, 11/01/21(a)		769	851,667
Sensata Technologies BV 6.50%, 5/15/19(a)		800	828,000
Serena Software, Inc. 10.375%, 3/15/16		875	906,719

166	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SunGard Data Systems, Inc. 7.625%, 11/15/20	U.S.$	800	$864,000

			16,678,635

Transportation - Airlines – 0.3%
Air Canada 12.00%, 2/01/16(a)		500	442,500
Delta Air Lines, Inc. 9.50%, 9/15/14(a)		345	370,012
TAM Capital 3, Inc. 8.375%, 6/03/21(a)		465	488,250

			1,300,762

Transportation - Railroads – 0.0%
Florida East Coast Railway Corp. 8.125%, 2/01/17		164	165,640

Transportation - Services – 0.8%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 7.75%, 5/15/16		1,000	1,032,500
Hapag-Lloyd AG 9.75%, 10/15/17(a)		500	470,000
Hertz Corp. (The) 6.75%, 4/15/19		1,236	1,294,710
8.875%, 1/01/14		106	106,001
Swift Services Holdings, Inc. 10.00%, 11/15/18		638	697,813

			3,601,024

			254,867,537

Utility – 6.7%
Electric – 4.8%
AES Corp. (The) 7.375%, 7/01/21(a)		489	557,460
7.75%, 3/01/14		630	685,125
8.00%, 10/15/17		1,240	1,429,100
Calpine Corp. 7.25%, 10/15/17(a)		2,250	2,385,000
7.875%, 1/15/23(a)		500	545,000
CMS Energy Corp. 6.25%, 2/01/20		1,000	1,095,989
DPL Inc 7.25%, 10/15/21(a)		850	969,000
Dynegy Holdings LLC 7.75%, 6/01/19(b)		1,460	949,000
8.375%, 5/01/16(b)		780	510,900
Edison Mission Energy 7.00%, 5/15/17		2,090	1,400,300
7.75%, 6/15/16		295	215,350

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	167

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EDP Finance BV 4.90%, 10/01/19(a)	U.S.$	105	$82,814
6.00%, 2/02/18(a)		500	425,620
Energy Future Holdings Corp. 10.00%, 1/15/20(f)		694	750,388
10.875%, 11/01/17		304	258,400
Series Q 6.50%, 11/15/24		481	233,285
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, 12/01/20		792	860,310
GenOn Americas Generation LLC 8.50%, 10/01/21		725	659,750
GenOn Energy, Inc. 7.875%, 6/15/17		840	779,100
9.50%, 10/15/18		650	620,750
9.875%, 10/15/20		515	482,813
NRG Energy, Inc. 7.375%, 1/15/17		1,385	1,436,937
7.875%, 5/15/21		1,496	1,484,780
8.25%, 9/01/20		975	987,187
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		800	788,000
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(a)		761	513,675

			21,106,033

Natural Gas – 1.9%
Chesapeake Midstream Partners LP/CHKM Finance Corp. 6.125%, 7/15/22(a)		216	223,560
El Paso Corp. Series G 7.375%, 12/15/12		385	397,431
7.75%, 1/15/32		855	1,018,047
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		1,620	1,753,666
Inergy LP/Inergy Finance Corp. 6.875%, 8/01/21		1,000	965,000
Kinder Morgan Finance Co. ULC 5.70%, 1/05/16		1,765	1,868,694
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.50%, 8/15/21		1,600	1,728,000

168	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Targa Resources Partners LP / Targa Resources Partners Finance Corp. 6.875%, 2/01/21	U.S.$	330	$352,275

			8,306,673

			29,412,706

Financial Institutions – 6.5%
Banking – 1.1%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	980	959,655
HBOS Capital Funding LP 6.071%, 6/30/14(a)	U.S.$	665	472,150
HT1 Funding GmbH 6.352%, 6/30/17	EUR	825	747,420
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	1,150	931,712
Royal Bank of Scotland Group PLC 6.99%, 10/05/17(a)(b)		1,205	967,012
Swedbank AB 5.75%, 3/17/16	GBP	340	517,654

			4,595,603

Brokerage – 0.5%
E*Trade Financial Corp. 6.75%, 6/01/16	U.S.$	329	334,758
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(b)		5,500	1,505,625
Nuveen Investments, Inc. 10.50%, 11/15/15		430	449,350

			2,289,733

Finance – 3.3%
AGFC Capital Trust I 6.00%, 1/15/67(a)		1,830	832,650
Ally Financial, Inc. 6.75%, 12/01/14		760	801,523
8.00%, 11/01/31		1,332	1,486,845
Series 8 6.75%, 12/01/14		1,657	1,750,206
Capmark Financial Group, Inc. 5.875%, 5/10/12(b)(g)		1,666	– 0	–
Series B 9.00%, 9/30/15(c)		113	114,632
CIT Group, Inc. 5.50%, 2/15/19(a)		1,300	1,327,625
7.00%, 5/04/15-5/02/17(a)		5,763	5,770,606
7.00%, 5/01/16-5/01/17		1	545
International Lease Finance Corp. 6.375%, 3/25/13		1,715	1,753,587

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	169

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Residential Capital LLC 9.625%, 5/15/15	U.S.$	375	$315,938

			14,154,157

Insurance – 0.7%
Genworth Financial, Inc. 6.15%, 11/15/66		1,445	991,631
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		410	399,750
MBIA Insurance Corp. 14.00%, 1/15/33(a)		1,452	936,540
XL Group PLC Series E 6.50%, 4/15/17		1,020	864,450

			3,192,371

Other Finance – 0.6%
FTI Consulting, Inc. 6.75%, 10/01/20		500	540,625
Icahn Enterprises LP / Icahn Enterprises Finance Corp. 8.00%, 1/15/18		750	795,000
8.00%, 1/15/18(a)		390	413,400
iPayment Holdings, Inc. 10.25%, 5/15/18		860	821,300
15.00%, 11/15/18		283	251,612

			2,821,937

REITS – 0.3%
DDR Corp. 7.875%, 9/01/20		1,000	1,194,830

			28,248,631

Total Corporates - Non-Investment Grades (cost $297,643,684)			312,528,874

CORPORATES - INVESTMENT GRADES – 7.1%
Industrial – 3.4%
Basic – 0.7%
ArcelorMittal 6.25%, 2/25/22		865	893,694
Basell Finance Co. BV 8.10%, 3/15/27(a)		569	651,505
Domtar Corp. 7.125%, 8/15/15		626	694,860
Georgia-Pacific LLC 8.25%, 5/01/16(a)		375	415,435

170	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Rhodia SA 6.875%, 9/15/20(a)	U.S.$	406	$448,630

			3,104,124

Capital Goods – 0.1%
Tyco International Finance SA 8.50%, 1/15/19		375	482,167

Communications - Media – 0.4%
Virgin Media Secured Finance PLC 6.50%, 1/15/18		1,500	1,635,000

Communications - Telecommunications – 0.2%
Qwest Communications International, Inc. 7.50%, 2/15/14		350	351,225
Qwest Corp. 6.875%, 9/15/33		720	720,000

			1,071,225

Consumer Cyclical - Other – 0.5%
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13		2,065	2,155,344

Consumer Cyclical - Retailers – 0.3%
Macy’s Retail Holdings, Inc. 5.90%, 12/01/16		945	1,087,476

Energy – 1.1%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15		856	876,285
Petrohawk Energy Corp. 7.25%, 8/15/18		1,300	1,486,875
Reliance Holdings USA, Inc. 5.40%, 2/14/22(a)		1,075	1,088,368
Southwestern Energy Co. 7.50%, 2/01/18		1,025	1,257,447
TNK-BP Finance SA 7.25%, 2/02/20(a)		204	231,030

			4,940,005

Technology – 0.1%
Motorola Solutions, Inc. 7.50%, 5/15/25		470	548,759

			15,024,100

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	171

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 3.0%
Banking – 1.1%
Barclays Bank PLC 4.75%, 3/15/20	EUR	520	$412,352
BBVA International Preferred SAU 5.919%, 4/18/17	U.S.$	400	311,547
Citigroup, Inc. 4.45%, 1/10/17		630	664,932
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16		410	427,425
Countrywide Financial Corp. 6.25%, 5/15/16		731	735,057
Macquarie Group Ltd. 7.30%, 8/01/14(a)		660	695,476
National Capital Trust II 5.486%, 3/23/15(a)		647	620,523
UBS AG/Jersey 4.28%, 4/15/15	EUR	820	917,688

			4,785,000

Brokerage – 0.1%
GFI Group, Inc. 8.375%, 7/19/18	U.S.$	500	473,750

Finance – 0.2%
SLM Corp. 8.00%, 3/25/20		525	577,500
Series A 5.00%, 10/01/13		400	409,600

			987,100

Insurance – 0.9%
American International Group, Inc. 6.82%, 11/15/37(a)		722	789,678
Assured Guaranty US Holdings, Inc. Series A 6.40%, 12/15/66		352	271,040
Metlife Capital Trust IV 7.875%, 12/15/37(a)		750	825,000
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		575	737,791
QBE Capital Funding III Ltd. 7.25%, 5/24/41(a)		440	400,755
Suncorp Metway Insurance Ltd. Series 1 6.75%, 9/23/24	AUD	1,000	1,004,907

			4,029,171

172	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.1%
Aviation Capital Group Corp. 6.75%, 4/06/21(a)	U.S.$	325	$322,153
7.125%, 10/15/20(a)		230	233,728

			555,881

REITS – 0.6%
Entertainment Properties Trust 7.75%, 7/15/20		842	899,181
Senior Housing Properties Trust 6.75%, 12/15/21		600	652,417
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17		832	860,987

			2,412,585

			13,243,487

Utility – 0.4%
Electric – 0.4%
KCP&L Greater Missouri Operations Co. 11.875%, 7/01/12		596	616,906
Oncor Electric Delivery Co. LLC 5.95%, 9/01/13		490	524,614
Sierra Pacific Power Co. Series M 6.00%, 5/15/16		440	513,839

			1,655,359

Non Corporate Sectors – 0.3%
Agencies - Not Government Guaranteed – 0.3%
Petrobras International Finance Co. – Pifco 5.375%, 1/27/21		1,050	1,128,874

Total Corporates - Investment Grades (cost $27,220,400)			31,051,820

GOVERNMENTS - TREASURIES – 5.6%
Canada – 0.7%
Canadian Government Bond 2.00%, 6/01/16	CAD	550	570,361
2.75%, 9/01/16		2,400	2,568,918

			3,139,279

United Kingdom – 0.7%
United Kingdom Gilt 2.00%, 1/22/16	GBP	1,725	2,876,276

United States – 4.2%
U.S. Treasury Bonds 3.125%, 2/15/42	U.S.$	10,900	10,981,750

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	173

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

U.S. Treasury Notes 1.50%, 7/31/16(h)	U.S.$	6,116	$6,314,293
2.125%, 8/15/21		1,195	1,219,002

			18,515,045

Total Governments - Treasuries (cost $24,450,891)			24,530,600

EMERGING MARKETS - CORPORATE BONDS – 2.9%
Industrial – 2.9%
Basic – 1.1%
Evraz Group SA 9.50%, 4/24/18(a)		720	799,200
Novelis, Inc./GA 8.75%, 12/15/20		1,976	2,203,240
Severstal OAO Via Steel Capital SA 9.25%, 4/19/14(a)		508	550,545
Vedanta Resources PLC 8.75%, 1/15/14(a)		900	931,500
Winsway Coking Coal Holding Ltd. 8.50%, 4/08/16(a)		620	531,650

			5,016,135

Communications - Media – 0.2%
Columbus International, Inc. 11.50%, 11/20/14(a)		698	753,840

Consumer Cyclical - Other – 0.4%
Desarrolladora Homex SAB de CV 9.75%, 3/25/20(a)		1,050	1,084,533
MCE Finance Ltd. 10.25%, 5/15/18		460	514,050

			1,598,583

Consumer Cyclical - Retailers – 0.1%
Edcon Holdings Pty Ltd. 6.926%, 6/15/15(a)(c)	EUR	425	469,969

Consumer Non-Cyclical – 0.2%
CEDC Finance Corp. International, Inc. 9.125%, 12/01/16(a)	U.S.$	1,000	680,000
Foodcorp Pty Ltd. 8.75%, 3/01/18(a)	EUR	282	368,194

			1,048,194

Energy – 0.2%
Golden Close Maritime Corp,. Ltd 11.00%, 12/09/15	U.S.$	400	432,740

174	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MIE Holdings Corp. 9.75%, 5/12/16(a)	U.S.$	340	$334,900

			767,640

Other Industrial – 0.4%
Marfrig Holding Europe BV 8.375%, 5/09/18(a)		1,650	1,501,500
New Reclamation Group Pty Ltd. (The) 8.125%, 2/01/13(a)	EUR	459	428,178

			1,929,678

Technology – 0.1%
MMI International Ltd. 8.00%, 3/01/17(a)	U.S.$	475	491,625

Transportation - Services – 0.2%
Inversiones Alsacia SA 8.00%, 8/18/18(a)		772	733,958

Total Emerging Markets - Corporate Bonds (cost $12,625,006)			12,809,622

BANK LOANS – 2.3%
Industrial – 2.0%
Basic – 0.1%
Newpage Corporation 8.00%, 3/08/13(c)		750	755,625

Capital Goods – 0.3%
Harbor Freight Tools USA, Inc./Central Purchasing, LLC 6.50%, 12/22/17(c)		1,280	1,289,236

Consumer Cyclical - Automotive – 0.1%
Schaeffler AG 1/27/17(i)		450	451,314

Consumer Cyclical - Entertainment – 0.5%
ClubCorp Club Operations Inc. 6.00%, 11/30/16(c)		545	546,030
Las Vegas Sands, LLC 2.75%, 11/23/16(c)		1,572	1,523,524

			2,069,554

Consumer Cyclical - Other – 0.3%
Great Atlantic & Pacific Tea Company, Inc., The 8.75%, 6/14/12(c)		50	49,937

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	175

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Harrah’s Las Vegas Propco, LLC 3.24%, 2/13/13(c)	U.S.$	1,500	$1,155,540

			1,205,477

Consumer Non-Cyclical – 0.1%
Immucor, Inc. 7.25%, 8/19/18(c)		599	602,540

Other Industrial – 0.1%
Kinetic Concepts, Inc. 7.00%, 5/04/18(c)		400	406,500

Services – 0.1%
Advantage Sales & Marketing Inc. 5.25%, 12/18/17(c)		223	221,567

Technology – 0.4%
Blackboard Inc. 11.50%, 4/04/19(c)		1,100	1,005,818
Eastman Kodak Company 7/20/13(c)(i)		200	202,438
Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(c)		697	609,437

			1,817,693

			8,819,506

Financial Institutions – 0.3%
Finance – 0.3%
iStar Financial, Inc. 7.00%, 6/30/14(c)		1,100	1,091,717

Total Bank Loans (cost $9,956,601)			9,911,223

EMERGING MARKETS - SOVEREIGNS – 1.9%
Argentina – 0.4%
Argentina Bonos 7.00%, 10/03/15		2,100	1,964,433

Hungary – 0.2%
Hungary Government International Bond 6.375%, 3/29/21		1,130	1,062,200

Turkey – 0.3%
Turkey Government International Bond 6.25%, 9/26/22		1,051	1,121,942

176	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ukraine – 0.2%
Ukraine Government International Bond 6.75%, 11/14/17(a)	U.S.$	930	$841,483

Venezuela – 0.8%
Republic of Venezuela 7.00%, 3/31/38(a)		4,675	3,366,000

Total Emerging Markets - Sovereigns (cost $6,912,669)			8,356,058

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.3%
Non-Agency Fixed Rate CMBS – 1.1%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class AJ 5.226%, 7/15/44		1,170	1,135,805
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C6, Class AJ 5.23%, 12/15/40		1,000	1,004,280
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD12, Class AM 6.059%, 2/15/51		285	283,619
Morgan Stanley Capital I Series 2005-HQ6, Class AJ 5.073%, 8/13/42		1,125	1,130,770
WFDB Commercial Mortgage Trust Series 2011-BXR, Class E 6.403%, 7/05/24(a)		1,300	1,334,298

			4,888,772

Non-Agency Floating Rate CMBS – 0.2%
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 0.649%, 9/15/21(a)(c)		510	333,160
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.25%, 6/15/44(a)(f)		390	348,373

			681,533

Total Commercial Mortgage-Backed Securities (cost $5,303,702)			5,570,305

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	177

High-Yield Portfolio—Portfolio of Investments

		Shares	U.S. $ Value

PREFERRED STOCKS – 1.2%
Financial Institutions – 1.1%
Banking – 0.4%
Citigroup Capital XIII 7.875%(f)		5,000	$135,450
US Bancorp 6.50%		35,000	956,900
Zions Bancorporation 9.50%		27,300	717,171

			1,809,521

Finance – 0.5%
Ally Financial, Inc. 7.00%(a)		1,687	1,463,789
Ally Financial, Inc. 8.50%		21,000	466,830
Citigroup Capital XII 8.50%		19,000	494,000

			2,424,619

REITS – 0.2%
Sovereign Real Estate Investment Trust 12.00%(a)		624	715,878

			4,950,018

Industrial – 0.1%
Consumer Cyclical – Other – 0.1%
Health Care REIT, Inc. 6.50%		13,825	345,625

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%		36,525	54,057

Total Preferred Stocks (cost $5,073,517)			5,349,700

		Principal Amount (000)
QUASI-SOVEREIGNS – 1.0%
Quasi-Sovereign Bonds – 1.0%
Kazakhstan – 0.4%
KazMunayGas National Co. 8.375%, 7/02/13(a)	U.S.$	400	427,000
9.125%, 7/02/18(a)		950	1,181,828

			1,608,828

178	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Russia – 0.2%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(a)	U.S.$	955	$1,009,913

Trinidad & Tobago – 0.2%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/19(a)		750	912,375

Venezuela – 0.2%
Petroleos de Venezuela SA 5.25%, 4/12/17(a)		800	630,000

Total Quasi-Sovereigns (cost $3,203,657)			4,161,116

ASSET-BACKED SECURITIES – 0.9%
Home Equity Loans - Fixed Rate – 0.5%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35		737	408,102
Series 2006-15, Class A6 5.826%, 10/25/46		1,418	995,025
Lehman XS Trust Series 2007-6, Class 3A5 5.72%, 5/25/37		1,451	1,012,480

			2,415,607

Home Equity Loans - Floating Rate – 0.4%
Credit-Based Asset Servicing and Securitization LLC Series 2007-CB2, Class A2C 5.623%, 2/25/37(c)		1,750	812,264
GSAA Trust Series 2006-6, Class AF5 5.070%, 3/25/36(c)		1,503	733,677

			1,545,941

Total Asset-Backed Securities (cost $4,633,416)			3,961,548

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.4%
Non-Agency Floating Rate – 0.4%
Greenpoint Mortgage Funding Trust Series 2007-AR3, Class A1 0.464%, 6/25/37(c)		699	422,235

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	179

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Harborview Mortgage Loan Trust Series 2007-4, Class 2A1 0.466%, 7/19/47(c)	U.S.$	1,042	$651,639
Lehman XS Trust Series 2007-4N, Class 3A2A 0.932%, 3/25/47(c)		321	192,192
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1 1.682%, 8/25/47(c)		1,054	583,800

			1,849,866

		Shares
COMMON STOCKS – 0.4%
Capmark Financial Group, Inc.(j)		23,422	462,584
Fairpoint Communications, Inc.(j)		7,175	26,978
Greektown Superholdings, Inc.(e)(g)(j)		397	27,790
Keystone Automotive Operations, Inc.(e)		61,065	763,310
Neenah Enterprises, Inc.(e)(g)(j)		58,199	378,294
Rock-Tenn Co.		531	37,430
Voyager Learning Exchange(b)(e)(g)		982,000	1

Total Common Stocks (cost $3,231,411)			1,696,387

		Principal Amount (000)
GOVERNMENTS - SOVEREIGN AGENCIES – 0.3%
Kazakhstan – 0.2%
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO 6.25%, 5/20/15(a)	U.S.$	875	938,438

Norway – 0.1%
Eksportfinans ASA 2.00%, 9/15/15(j)		49	43,107
2.375%, 5/25/16		539	468,415

			511,522

Total Governments - Sovereign Agencies (cost $1,366,167)			1,449,960

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.3%
United States – 0.3%
California GO 7.60%, 11/01/40		325	434,772

180	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.95%, 3/01/36	U.S.$	700	$825,839

Total Local Governments - Municipal Bonds (cost $1,030,691)			1,260,611

GOVERNMENTS - SOVEREIGN BONDS – 0.2%
Lithuania – 0.2%
Lithuania Government International Bond 6.625%, 2/01/22(a) (cost $747,015)		752	807,460

		Contracts
OPTIONS PURCHASED - PUTS – 0.1%
Options on Funds and Investment Trusts – 0.1%
SPDR S&P 500 ETF Trust Expiration: Mar 2012, Exercise Price: $120.00(j)(k)		482	3,615
SPDR S&P 500 ETF Trust Expiration: Mar 2012, Exercise Price: $118.00(j)(k)		353	2,118
SPDR S&P 500 ETF Trust Expiration: Mar 2012, Exercise Price: $122.00(j)(k)		346	3,633
SPDR S&P 500 ETF Trust Expiration: Mar 2012, Exercise Price: $124.00(j)(k)		256	3,328
SPDR S&P 500 ETF Trust Expiration: Mar 2012, Exercise Price: $126.00(j)(k)		243	4,131
SPDR S&P 500 ETF Trust Expiration: Jun 2012, Exercise Price: $133.00(j)(k)		350	155,050
SPDR S&P 500 ETF Trust Expiration: Jun 2012, Exercise Price: $127.00(j)(k)		447	128,736

			300,611

Options on Forward Contracts – 0.0%
CNY/USD Expiration: Aug 2012, Exercise Price:CNY 7.00(j)(k)		235,000,000	37

Total Options Purchased - Puts (cost $1,855,870)			300,648

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	181

High-Yield Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

WARRANTS – 0.0%
Fairpoint Communications, Inc., expiring 1/24/18(e)(g)(j)	12,231	$	– 0	–
Ipayment Holdings, Inc., expiring 11/15/18(j)	272		– 0	–
Talon Equity Co., expiring 11/15/24(e)(j)	671		– 0	–

Total Warrants (cost $0)			– 0	–

SHORT-TERM INVESTMENTS – 1.9%
Investment Companies – 1.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(l) (cost $8,039,615)	8,039,615		8,039,615

Total Investments – 99.6% (cost $415,381,431)			433,635,413
Other assets less liabilities – 0.4%			1,593,563

Net Assets – 100.0%			$435,228,976

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
State Street Bank and Trust Co.:
Indian Rupee settling 3/30/12(1)	104,998	$2,119,499	$2,122,295	$2,796
South African Rand settling 3/26/12	9,752	1,254,957	1,293,668	38,711
Swedish Krona settling 3/28/12	8,624	1,314,260	1,302,053	(12,207)
Turkish Lira settling 3/26/12	2,254	1,274,512	1,282,269	7,757

Sale Contracts
State Street Bank and Trust Co.:
Australian Dollar settling 3/09/12	863	929,413	925,027	4,386
Canadian Dollar settling 3/02/12	3,918	3,927,926	3,959,361	(31,435)
Canadian Dollar settling 4/03/12	3,918	3,963,051	3,956,637	6,414
Euro settling 3/29/12	978	1,316,648	1,303,160	13,488
Euro settling 3/29/12	984	1,301,261	1,311,120	(9,859)
Euro settling 3/29/12	8,120	10,739,469	10,818,992	(79,523)
Great British Pound settling 3/29/12	3,279	5,173,784	5,214,849	(41,065)
Japanese Yen settling 3/21/12	162,661	2,079,821	2,001,306	78,515

				$(22,022)

(1)	Contract represents non-deliverable forward where payment is received from or paid to a counterparty based on the net realized gain/loss on settlement date.

182	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

CREDIT DEFAULT SWAPTIONS WRITTEN

Description	Counter- party	Buy/Sell Protection	Strike Price	Expiration Date	Notional Amount (000)	Premiums	Market Value
CDX-NAHYS17V3-5 Year Index	Bank of America, N.A.	Sell	93.00%	6/20/2012	$8,450	$257,539	$(129,543)
CDX-NAHYS17V3-5 Year Index	Bank of America, N.A.	Sell	98.00	6/20/2012	6,450	200,692	(203,100)
CDX-NAHYS17V1-5 Year Index	Bank of America, N.A.	Sell	89.00	3/21/2012	4,120	140,080	(2,032)
CDX-NAHYS17V1-5 Year Index	JPMorgan Chase Bank, N.A.	Sell	91.00	3/21/2012	4,300	223,600	(3,883)
CDX-NAHYS17V1-5 Year Index	Barclays Bank PLC	Sell	91.00	3/21/2012	4,300	219,300	(3,883)
CDX-NAHYS17V1-5 Year Index	Barclays Bank PLC	Sell	88.00	3/21/2012	6,075	315,900	(1,804)
CDX-NAHYS17V2-5 Year Index	Morgan Stanley Capital Services, Inc.	Sell	89.00	3/21/2012	4,200	151,767	(2,071)
CDX-NAHYS17V1-5 Year Index	Credit Suisse International	Sell	89.00	3/21/2012	6,250	230,794	(3,082)

							$(349,398)

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	$43,000	2/17/17	1.069%	3 Month LIBOR	$94,861
Morgan Stanley Capital Services Inc	31,700	2/17/19	3 Month LIBOR	1.535%	(92,179)
Morgan Stanley Capital Services Inc	23,000	2/17/22	2.010%	3 Month LIBOR	104,975

					$107,657

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	183

High-Yield Portfolio—Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE, SOVEREIGN ISSUES AND INDICES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at February 29, 2012	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, N.A.: Fiat SpA, 6.625% 2/15/13, 3/20/2017*	(5.00)%	7.21%	EUR	380	$36,561	$43,145	$(6,584)
Barclays Bank PLC: Bolivarian Republic of Venezuela, 9.25% 9/15/27, 6/20/16*	(5.00)	7.08		$2,800	167,863	479,829	(311,966)
Liz Claiborne, Inc., 5% 7/8/13, 12/20/13*	(5.00)	1.88		180	(11,777)	2,562	(14,339)
The McClatchy Company, 5.75% 9/1/17, 12/20/13*	(5.00)	6.56		180	2,810	4,804	(1,994)
Citibank, N.A.: CDX-NAHYS17V3-5 Year Index, 12/20/2016*	(5.00)	5.52		2,910	29,100	82,860	(53,760)
ITRAXX-XOVERS16V1-5 Year Index, 12/20/2016*	(5.00)	5.68	EUR	3,000	64,111	189,680	(125,569)
ITRAXX-XOVERS16V1-5 Year Index, 12/20/2016*	(5.00)	5.68		$2,500	53,426	159,215	(105,789)
Goldman Sachs International: CDXNAHYS11V17- 5 Year Index, 12/20/13*	(0.00)	88.61		909	673,633	360,096	313,537
JPMorgan Chase Bank, NA: CDX-NAIGS17V1-5 Year Index, 12/20/16*	(1.00)	0.94		8,300	(39,550)	150,244	(189,794)
JPMorgan Chase Bank: Fiat SpA, 6.625% 2/15/13, 12/20/16*	(5.00)	7.41		450	34,540	64,852	(30,312)
MBIA, Inc., 6.625% 10/1/28, 12/20/13*	(5.00)	5.89		370	1,749	27,708	(25,959)
Morgan Stanley Capital Services Inc.: CDX-EMS16V1-5 Year Index, 12/20/16*	(5.00)	2.51		9,800	(1,156,606)	(695,680)	(460,926)
CDX-NAIGS9V4-10 Year Index, 2/25/2017*	(0.80)	1.16		17,350	313,202	360,758	(47,556)

184	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at February 29, 2012	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
ITRAXX-XOVERS16V1-5 Year Index, 12/20/2016*	(5.00)%	5.68%	EUR	1,640	$35,047	$103,692	$(68,645)
XL Capital LTD 5.25%, 9/15/14, 3/20/12*	(5.00)	0.36		$1,260	(16,021)	2,198	(18,219)
UBS AG Bausch & Lomb Incorporated, 9.875% 11/01/15, 3/20/2017*	(5.00)	3.04		870	(84,400)	(72,803)	(11,597)

Sale Contracts
Bank of America, N.A.: Boyd Gaming Corp., 6.75% 4/15/14, 3/20/16*	5.00	7.79		860	(66,810)	(46,616)	(20,194)
CDX-NAHYS17V3-5 Year Index, 12/20/2016*	5.00	5.52		3,153	(31,525)	(99,691)	68,166
Barclays Bank PLC: Alcatel-Lucent USA Inc., 6.5% 1/15/28, 6/20/16*	5.00	8.05		1,100	(98,351)	51,687	(150,038)
Amkor Technology, Inc., 9.25% 6/1/16, 6/20/16*	5.00	4.02		800	37,430	25,579	11,851
CDX NAIGS15V1-5 Year Index, 12/20/15*	1.00	4.22		500	(62,780)	(56,334)	(6,446)
Community Health Systems, Inc., 8.875% 7/15/15, 6/20/16*	5.00	5.06		800	6,299	(21,568)	27,867
Freescale Semiconductor, Inc., 8.875% 12/15/14, 6/20/16*	5.00	6.13		1,850	(53,845)	(43,634)	(10,211)
NXP BV/NXP Funding LLC, 8.625% 10/15/15, 3/20/16*	5.00	4.46		550	15,932	26,278	(10,346)
Rite Aid Corporation, 7.7% 2/15/27, 3/20/12*	5.00	2.05		1,000	11,774	825	10,949
Univision Communications Inc. 8.5%, 5/15/21, 6/20/16*	5.00	6.26		550	(18,369)	(14,597)	(3,772)
Citibank, N.A.: CDX-NAHYS17V3-5 Year Index, 12/20/2016*	5.00	5.52		3,153	(31,525)	(101,645)	70,120
Credit Suisse International CDX NAHY-15 5 Year Index, 12/20/15*	5.00	8.07		2,800	(288,225)	(230,782)	(57,443)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	185

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at February 29, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX NAHYS15V1-5 Year Index, 12/20/15*	5.00%	8.07%	$2,500	$(257,344)	$(207,671)	$(49,673)
Ford Motor Company 6.5%, 8/01/18, 6/20/16*	5.00	2.31	1,100	128,395	87,247	41,148
MGM Resorts International, 5.875% 2/27/14, 3/20/16*	5.00	6.09	1,700	(44,347)	(44,128)	(219)
MGM Resorts International, 7.625% 1/15/17, 6/20/13*	5.00	3.97	800	18,574	11,930	6,644
Wind Acquisition Finance S.A., 11% 12/1/15, 6/20/16*	5.00	8.62	1,320	(139,424)	51,361	(190,785)
Goldman Sachs Bank USA: CDX S15V1-5 Year Index, 12/20/15*	1.00	4.61	900	(113,004)	(102,728)	(10,276)
CDX NAHYS15V1-3 Year Index, 12/20/13*	5.00	21.72	4,747	(1,152,050)	(764,800)	(387,250)
Mediacom LLC, 9.125% 8/15/19, 3/20/16*	5.00	4.75	1,070	20,113	(36,618)	56,731
Tenet Healthcare Corp., 6.875% 11/15/31, 9/20/16*	5.00	5.08	1,050	7,303	(27,371)	34,674
JPMorgan Chase Bank, N.A.: CDX-NAHYS17V3-5 Year Index, 12/20/2016*	5.00	5.52	1,261	(12,610)	(39,876)	27,266
Morgan Stanley Capital Services Inc.: AK Steel Holding Corporation, 7.625% 5/15/20, 3/20/16*	5.00	7.22	550	(33,617)	7,190	(40,807)
Boyd Gaming Corp., 6.75% 4/15/14, 6/20/13*	5.00	4.27	550	10,606	7,382	3,224
CDX-NAHYS17V1-5 Year, 12/20/16*	5.00	5.52	1,183	(11,834)	(127,205)	115,371
CDX-NAIGS17V1-5 Year Index, 12/20/2016*	1.00	0.94	21,650	103,162	39,814	63,348

						$(1,559,573)

*	Termination date

186	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

UNFUNDED LOAN COMMITMENTS (see Note C)

As of February 29, 2012, the Fund had the following unfunded loan commitment of $2,175,000, which may be drawn at the option of the borrower:

Borrower	Unfunded Loan Commitments	Cost	Value
Sandridge Energy, Inc., LIBOR+0.00%, 4/15/12	$900,000	$—	$—
General Motors Holding, LLC Revolver LIBOR+2.75%, 10/27/15	1,275,000	—	(134,666)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2012, the aggregate market value of these securities amounted to $120,863,269 or 27.8% of net assets.

(b)	Security is in default and is non-income producing.

(c)	Floating Rate Security. Stated interest rate was in effect at February 29, 2012.

(d)	Pay-In-Kind Payments (PIK).

(e)	Illiquid security.

(f)	Variable rate coupon, rate shown as of February 29, 2012.

(g)	Fair valued.

(h)	Position, or a portion thereof, has been segregated to collateralize interest rate and credit default swaps. The aggregate market value of these securities amounted to $3,048,742.

(i)	This position or a portion of this position represents an unsettled loan purchase. At February 29, 2012, the market value and unrealized gain of these unsettled loan purchases amounted to $653,752 and $16,752, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(j)	Non-income producing security.

(k)	One contract relates to 100 shares.

(l)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CNY	– Chinese Yuan Renminbi
EUR	– Euro
GBP	– Great British Pound

Glossary:

CDS-EM – Emerging Market Credit Default Swap Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

GO – General Obligation

LIBOR – London Interbank Offered Rates

MBIA – MBIA Insurance Corporation

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	187

High-Yield Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.6%
Financials – 27.3%
Capital Markets – 0.9%
Legg Mason, Inc.	123,750	$3,389,513

Commercial Banks – 10.4%
Associated Banc-Corp	348,330	4,611,889
CapitalSource, Inc.	630,310	4,254,593
Comerica, Inc.	158,250	4,698,443
First Niagara Financial Group, Inc.	412,708	3,945,488
Hancock Holding Co.	62,949	2,137,119
Huntington Bancshares, Inc./OH	740,910	4,330,619
Popular, Inc.(a)	1,657,186	3,148,653
Susquehanna Bancshares, Inc.	438,360	4,063,597
Webster Financial Corp.	102,880	2,251,014
Zions Bancorporation	258,730	4,915,870

		38,357,285

Insurance – 7.9%
Amtrust Financial Services, Inc.	108,700	2,935,987
Aspen Insurance Holdings Ltd.	138,090	3,663,528
Endurance Specialty Holdings Ltd.	132,200	5,084,412
Platinum Underwriters Holdings Ltd.	121,530	4,321,607
Reinsurance Group of America, Inc. – Class A	86,830	5,007,486
Torchmark Corp.	91,330	4,424,025
Unum Group	154,410	3,559,150

		28,996,195

Real Estate Investment Trusts (REITs) – 7.4%
BioMed Realty Trust, Inc.	215,240	3,964,721
BRE Properties, Inc.	74,525	3,609,246
Camden Property Trust	49,410	3,063,420
DiamondRock Hospitality Co.	372,180	3,706,913
Entertainment Properties Trust	94,610	4,304,755
Glimcher Realty Trust	384,670	3,808,233
Home Properties, Inc.	44,070	2,539,754
Mid-America Apartment Communities, Inc.	34,830	2,172,347

		27,169,389

Thrifts & Mortgage Finance – 0.7%
Washington Federal, Inc.	145,860	2,362,932

		100,275,314

Information Technology – 18.0%
Communications Equipment – 0.6%
Arris Group, Inc.(a)	189,440	2,157,722

Computers & Peripherals – 0.6%
NCR Corp.(a)	103,240	2,242,373

188	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 8.9%
Anixter International, Inc.(a)	34,670	$2,410,952
Arrow Electronics, Inc.(a)	113,440	4,554,616
AU Optronics Corp. (Sponsored ADR)	805,974	4,279,722
Avnet, Inc.(a)	135,470	4,841,698
Flextronics International Ltd.(a)	555,010	3,912,820
Ingram Micro, Inc.—Class A(a)	114,320	2,186,942
Insight Enterprises, Inc.(a)	148,800	3,109,920
TTM Technologies, Inc.(a)	369,078	4,321,903
Vishay Intertechnology, Inc.(a)	268,530	3,292,178

		32,910,751

IT Services – 2.3%
Amdocs Ltd.(a)	144,460	4,430,588
Convergys Corp.(a)	299,950	3,863,356

		8,293,944

Semiconductors & Semiconductor Equipment – 5.6%
Amkor Technology, Inc.(a)(b)	551,090	3,521,465
Entegris, Inc.(a)	471,500	4,262,360
Lam Research Corp.(a)	103,560	4,318,452
Micron Technology, Inc.(a)	619,020	5,292,621
MKS Instruments, Inc.	108,334	3,244,603

		20,639,501

		66,244,291

Consumer Discretionary – 16.4%
Auto Components – 4.7%
Cooper Tire & Rubber Co.	189,210	3,140,886
Dana Holding Corp.(a)	279,830	4,477,280
Lear Corp.	120,410	5,443,736
TRW Automotive Holdings Corp.(a)	91,520	4,186,125

		17,248,027

Hotels, Restaurants & Leisure – 2.3%
MGM Resorts International(a)	299,112	4,118,772
Royal Caribbean Cruises Ltd.	150,090	4,276,064

		8,394,836

Household Durables – 2.6%
Meritage Homes Corp.(a)	82,450	2,134,631
Newell Rubbermaid, Inc.	236,790	4,333,257
NVR, Inc.(a)	4,290	2,968,680

		9,436,568

Media – 1.1%
Gannett Co., Inc.	269,710	4,002,496

Specialty Retail – 4.5%
ANN, Inc.(a)	174,465	4,167,969

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	189

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Childrens Place Retail Stores, Inc. (The)(a)	56,350	$2,859,762
GameStop Corp. – Class A(b)	152,760	3,479,873
Office Depot, Inc.(a)	1,046,110	3,452,163
Signet Jewelers Ltd.	58,014	2,720,857

		16,680,624

Textiles, Apparel & Luxury Goods – 1.2%
Jones Group, Inc. (The)	468,660	4,616,301

		60,378,852

Industrials – 12.7%
Air Freight & Logistics – 0.6%
Atlas Air Worldwide Holdings, Inc.(a)	55,070	2,347,083

Building Products – 0.9%
Fortune Brands Home & Security, Inc.(a)	166,993	3,229,645

Commercial Services & Supplies – 1.2%
Avery Dennison Corp.	144,500	4,407,250

Construction & Engineering – 1.0%
Tutor Perini Corp.(a)	219,260	3,459,923

Electrical Equipment – 2.4%
EnerSys(a)	123,088	4,133,295
General Cable Corp.(a)	146,880	4,548,874

		8,682,169

Machinery – 2.0%
Sauer-Danfoss, Inc.(a)	56,040	3,034,005
Timken Co.	83,000	4,349,200

		7,383,205

Road & Rail – 2.4%
Avis Budget Group, Inc.(a)	172,200	2,221,380
Con-way, Inc.	144,880	4,281,204
Hertz Global Holdings, Inc.(a)	162,690	2,326,467

		8,829,051

Trading Companies & Distributors – 2.2%
Aircastle Ltd.	347,400	4,728,114
WESCO International, Inc.(a)	53,760	3,380,966

		8,109,080

		46,447,406

Materials – 6.4%
Chemicals – 3.8%
Ferro Corp.(a)	488,510	2,711,230
Huntsman Corp.	246,780	3,371,015
PolyOne Corp.	291,840	3,919,411
Westlake Chemical Corp.(b)	63,130	3,802,320

		13,803,976

190	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 2.6%
Commercial Metals Co.	252,660	$3,357,851
Reliance Steel & Aluminum Co.	61,340	3,295,185
Steel Dynamics, Inc.	208,150	3,082,702

		9,735,738

		23,539,714

Utilities – 5.9%
Electric Utilities – 4.0%
Great Plains Energy, Inc.	138,820	2,745,860
NV Energy, Inc.	281,780	4,418,310
PNM Resources, Inc.	216,250	3,888,175
Portland General Electric Co.	149,660	3,687,622

		14,739,967

Gas Utilities – 1.9%
Atmos Energy Corp.	127,440	3,916,231
UGI Corp.	105,430	2,978,398

		6,894,629

		21,634,596

Energy – 5.8%
Energy Equipment & Services – 1.1%
Bristow Group, Inc.	89,740	4,236,625

Oil, Gas & Consumable Fuels – 4.7%
Plains Exploration & Production Co.(a)	92,410	4,072,509
Stone Energy Corp.(a)	108,920	3,479,994
Teekay Corp.	111,340	3,206,592
Tesoro Corp.(a)	85,610	2,271,233
Western Refining, Inc.(b)	229,730	4,169,600

		17,199,928

		21,436,553

Consumer Staples – 3.8%
Beverages – 1.5%
Constellation Brands, Inc. – Class A(a)	242,534	5,296,943

Food Products – 2.3%
Dean Foods Co.(a)	368,700	4,520,262
Dole Food Co., Inc.(a)(b)	296,100	2,836,638
Tyson Foods, Inc. – Class A	62,030	1,172,987

		8,529,887

		13,826,830

Health Care – 3.3%
Health Care Providers & Services – 3.3%
Health Net, Inc.(a)	129,070	4,871,102
LifePoint Hospitals, Inc.(a)	105,018	4,092,551

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	191

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Molina Healthcare, Inc.(a)	95,597	$3,246,474

		12,210,127

Total Common Stocks (cost $330,566,863)		365,993,683

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $3,443,558)	3,443,558	3,443,558

Total Investments Before Security Lending Collateral for Securities Loaned – 100.5% \(cost $334,010,421)		369,437,241

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 3.5%
Investment Companies – 3.5%
AllianceBernstein Exchange Reserves – Class I, 0.22%(c) (cost $12,779,658)	12,779,658	12,779,658

Total Investments – 104.0% (cost $346,790,079)		382,216,899
Other assets less liabilities – (4.0)%		(14,571,987)

Net Assets – 100.0%		$367,644,912

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

192	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.4%
Industrials – 26.0%
Aerospace & Defense – 1.5%
Hexcel Corp.(a)	217,845	$5,504,943

Air Freight & Logistics – 1.1%
Expeditors International of Washington, Inc.	94,660	4,130,016

Building Products – 0.8%
Simpson Manufacturing Co., Inc.	103,213	3,077,812

Electrical Equipment – 1.7%
AMETEK, Inc.	133,210	6,340,796

Machinery – 11.1%
Actuant Corp. – Class A	173,830	4,896,791
Gardner Denver, Inc.	85,770	5,890,684
IDEX Corp.	128,315	5,363,567
Joy Global, Inc.	77,520	6,741,139
Lincoln Electric Holdings, Inc.	96,350	4,450,406
Middleby Corp.(a)	50,040	4,890,910
Robbins & Myers, Inc.	89,085	4,348,239
Valmont Industries, Inc.	39,391	4,375,158

		40,956,894

Marine – 1.8%
Kirby Corp.(a)	95,208	6,533,173

Professional Services – 3.4%
CoStar Group, Inc.(a)	108,976	6,536,380
Robert Half International, Inc.	208,470	5,926,802

		12,463,182

Road & Rail – 1.2%
Genesee & Wyoming, Inc. – Class A(a)	75,980	4,514,732

Trading Companies & Distributors – 3.4%
MSC Industrial Direct Co., Inc. – Class A	80,390	6,383,770
United Rentals, Inc.(a)(b)	143,530	5,982,330

		12,366,100

		95,887,648

Information Technology – 19.7%
Communications Equipment – 0.6%
ADTRAN, Inc.	64,144	2,261,076

IT Services – 3.0%
Alliance Data Systems Corp.(a)	27,421	3,327,812
ServiceSource International, Inc.(a)	225,417	3,787,006
VeriFone Systems, Inc.(a)	80,364	3,848,632

		10,963,450

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	193

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 6.7%
Fairchild Semiconductor International, Inc.(a)	245,566	$3,582,808
Hittite Microwave Corp.(a)	39,990	2,286,628
International Rectifier Corp.(a)	111,458	2,502,232
LSI Corp.(a)	592,850	5,098,510
ON Semiconductor Corp.(a)	362,700	3,289,689
Skyworks Solutions, Inc.(a)	156,350	4,216,759
Teradyne, Inc.(a)	238,140	3,910,259

		24,886,885

Software – 9.4%
ANSYS, Inc.(a)	90,580	5,722,845
Aspen Technology, Inc.(a)	234,038	4,811,821
Cadence Design Systems, Inc.(a)	543,225	6,393,758
Fortinet, Inc.(a)	124,360	3,363,938
Informatica Corp.(a)	42,120	2,070,619
MICROS Systems, Inc.(a)	108,590	5,639,079
SolarWinds, Inc.(a)	78,634	2,929,903
TIBCO Software, Inc.(a)	124,770	3,614,587

		34,546,550

		72,657,961

Health Care – 17.7%
Biotechnology – 3.4%
Alexion Pharmaceuticals, Inc.(a)	18,310	1,533,096
Amarin Corp. PLC (ADR)(a)	277,040	2,147,060
Ariad Pharmaceuticals, Inc.(a)	158,495	2,272,818
AVEO Pharmaceuticals, Inc.(a)	118,013	1,538,890
BioMarin Pharmaceutical, Inc.(a)	97,480	3,484,910
Ironwood Pharmaceuticals, Inc.(a)	120,030	1,607,202

		12,583,976

Health Care Equipment & Supplies – 4.0%
NxStage Medical, Inc.(a)	168,600	3,372,000
Sirona Dental Systems, Inc.(a)	87,926	4,387,507
Volcano Corp.(a)	132,760	3,721,263
Zoll Medical Corp.(a)	44,720	3,271,268

		14,752,038

Health Care Providers & Services – 7.7%
AMERIGROUP Corp.(a)	83,470	5,670,117
Catalyst Health Solutions, Inc.(a)	93,000	5,767,860
Centene Corp.(a)	110,660	5,400,208
HMS Holdings Corp.(a)	139,965	4,509,672
Mednax, Inc.(a)	94,283	7,013,713

		28,361,570

Health Care Technology – 1.7%
SXC Health Solutions Corp.(a)	87,129	6,168,733

194	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 0.9%
Akorn, Inc.(a)	267,269	$3,348,881

		65,215,198

Consumer Discretionary – 17.1%
Distributors – 1.5%
LKQ Corp.(a)	179,290	5,712,180

Hotels, Restaurants & Leisure – 4.2%
Orient-Express Hotels Ltd. – Class A(a)	438,970	4,341,413
Panera Bread Co. – Class A(a)	37,630	5,816,845
Wyndham Worldwide Corp.	124,740	5,487,313

		15,645,571

Household Durables – 1.8%
Tempur-Pedic International, Inc.(a)	82,605	6,525,795

Media – 2.2%
National CineMedia, Inc.	291,040	4,630,446
Pandora Media, Inc.(a)	255,447	3,336,138

		7,966,584

Multiline Retail – 1.5%
Dollar Tree, Inc.(a)	63,220	5,595,602

Specialty Retail – 5.9%
CarMax, Inc.(a)	120,520	3,698,759
Dick’s Sporting Goods, Inc.	157,610	7,054,624
Tractor Supply Co.	68,785	5,879,054
Ulta Salon Cosmetics & Fragrance, Inc.(a)	63,100	5,252,444

		21,884,881

		63,330,613

Energy – 8.2%
Energy Equipment & Services – 4.6%
FMC Technologies, Inc.(a)	75,040	3,784,267
Oceaneering International, Inc.	82,150	4,458,281
Oil States International, Inc.(a)	61,220	4,972,288
Superior Energy Services, Inc.(a)	130,910	3,840,899

		17,055,735

Oil, Gas & Consumable Fuels – 3.6%
Cabot Oil & Gas Corp.	133,590	4,659,619
Concho Resources, Inc.(a)	30,650	3,274,646
Range Resources Corp.	23,250	1,480,560
SM Energy Co.	48,223	3,796,115

		13,210,940

		30,266,675

Financials – 5.5%
Capital Markets – 3.5%
Affiliated Managers Group, Inc.(a)	42,320	4,502,425

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	195

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Lazard Ltd. – Class A	135,770	$4,135,554
Stifel Financial Corp.(a)	109,611	4,113,701

		12,751,680

Commercial Banks – 2.0%
Iberiabank Corp.	65,592	3,479,000
Signature Bank/New York NY(a)	66,420	3,942,691

		7,421,691

		20,173,371

Materials – 1.6%
Chemicals – 1.6%
Solutia, Inc.	211,080	5,933,459

Telecommunication Services – 1.5%
Diversified Telecommunication Services – 1.5%
tw telecom, Inc.(a)	258,547	5,584,615

Consumer Staples – 1.1%
Food Products – 1.1%
Green Mountain Coffee Roasters, Inc.(a)(b)	64,418	4,185,237

Total Common Stocks (cost $260,442,472)		363,234,777

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $5,615,565)	5,615,565	5,615,565

Total Investments Before Security Lending Collateral for Securities Loaned – 99.9% (cost $266,058,037)		368,850,342

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 2.4%
Investment Companies – 2.4%
AllianceBernstein Exchange Reserves – Class I, 0.22%(c) (cost $8,740,611)	8,740,611	8,740,611

Total Investments – 102.3% (cost $274,798,648)		377,590,953
Other assets less liabilities – (2.3)%		(8,383,183)

Net Assets – 100.0%		$369,207,770

196	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	197

Small-Mid Cap Growth Portfolio—Portfolio of Investments

MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 65.2%
Energy – 22.3%
Coal & Consumable Fuels – 0.4%
Banpu PCL	98,100	$2,120,133

Integrated Oil & Gas – 15.3%
BG Group PLC	238,300	5,750,968
BP PLC	1,453,210	11,370,773
Chevron Corp.	76,210	8,316,035
China Petroleum & Chemical Corp. – Class H	3,476,000	3,949,063
Exxon Mobil Corp.	247,480	21,407,020
Gazprom OAO (Sponsored ADR)	551,440	7,279,008
Hess Corp.	31,530	2,046,928
Petroleo Brasileiro SA (ADR)	177,620	5,300,181
Petroleo Brasileiro SA (Sponsored ADR)	75,018	2,137,263
PTT PCL	195,400	2,343,638
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	284,827	10,396,264
Royal Dutch Shell PLC – Class B	97,360	3,608,849
Suncor Energy, Inc. (Toronto)	163,690	5,892,807
Total SA	67,480	3,774,866

		93,573,663

Oil & Gas Drilling – 1.3%
Ensco PLC (Sponsored ADR)(a)	29,060	1,694,198
Seadrill Ltd.	78,660	3,309,226
Transocean Ltd./Switzerland	53,880	2,873,959

		7,877,383

Oil & Gas Equipment & Services – 0.8%
Halliburton Co.	55,950	2,047,211
Schlumberger Ltd.	40,240	3,123,026

		5,170,237

Oil & Gas Exploration & Production – 4.2%
Anadarko Petroleum Corp.	59,250	4,984,110
Cabot Oil & Gas Corp.	32,000	1,116,160
Devon Energy Corp.	48,770	3,575,329
EOG Resources, Inc.	27,090	3,084,467
Marathon Oil Corp.	62,550	2,119,820
Nexen, Inc. (Toronto)	100,184	2,042,257
Noble Energy, Inc.	24,990	2,440,273
Occidental Petroleum Corp.	49,520	5,168,402
Penn West Petroleum Ltd.	67	1,463
Stone Energy Corp.(b)	33,930	1,084,064

		25,616,345

Oil & Gas Refining & Marketing – 0.3%
Marathon Petroleum Corp.	46,670	1,939,139

		136,296,900

198	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 10.9%
Diversified Chemicals – 0.5%
BASF SE	30,860	$2,709,308

Diversified Metals & Mining – 4.6%
Anglo American PLC	124,660	5,255,004
BHP Billiton Ltd.	151,840	5,878,556
BHP Billiton PLC	62,330	2,015,920
Exxaro Resources Ltd.	117,410	3,279,214
Freeport-McMoRan Copper & Gold, Inc.	23,810	1,013,354
Rio Tinto Ltd.	18,600	1,336,245
Rio Tinto PLC	119,280	6,766,676
Teck Resources Ltd.	72,160	2,889,463

		28,434,432

Fertilizers & Agricultural Chemicals – 1.2%
Agrium, Inc. (Toronto)	43,000	3,658,335
Monsanto Co.	46,100	3,567,218

		7,225,553

Gold – 2.0%
Goldcorp, Inc.	105,860	5,132,249
IAMGOLD Corp.	119,500	1,806,782
Kinross Gold Corp.	266,980	2,954,602
New Gold, Inc.(b)	183,290	2,141,424
Real Gold Mining Ltd.(a)(c)(d)	686,500	321,468

		12,356,525

Paper Products – 0.3%
Mondi PLC(e)	193,210	1,803,592

Specialty Chemicals – 0.4%
Koninklijke DSM NV	48,730	2,707,427

Steel – 1.9%
Commercial Metals Co.	147,400	1,958,946
JFE Holdings, Inc.	95,100	2,057,024
OneSteel Ltd.	671,187	758,316
United States Steel Corp.(a)	33,840	921,125
Vale SA (Sponsored ADR) (Local Preference Shares)	245,040	6,023,083

		11,718,494

		66,955,331

Equity: Other – 10.7%
Diversified/Specialty – 9.9%
British Land Co. PLC	382,895	2,858,040
CapitaLand Ltd.	497,000	1,220,386
CBRE Group, Inc.(b)	75,770	1,388,864
Dexus Property Group	1,845,639	1,767,413

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	199

Multi-Asset Real Return Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Digital Realty Trust, Inc.(a)	77,550	$5,622,375
Duke Realty Corp.	176,160	2,445,101
Dundee Real Estate Investment Trust	57,846	2,011,120
Evergrande Real Estate Group Ltd.	1,644,000	1,035,889
Forest City Enterprises, Inc.(b)	104,309	1,524,997
Hang Lung Properties Ltd.	278,000	1,049,606
Hysan Development Co., Ltd.	623,366	2,701,893
Mitsui Fudosan Co., Ltd.	409,000	7,752,894
Morguard Real Estate Investment Trust	73,100	1,204,235
Soho China Ltd.	3,135,000	2,277,416
Sun Hung Kai Properties Ltd.	512,305	7,873,855
Telecity Group PLC(b)	97,795	1,070,565
Tokyu Land Corp.	532,000	2,567,406
Unibail-Rodamco SE	30,507	5,871,482
UOL Group Ltd.	306,715	1,146,705
Weyerhaeuser Co.	95,520	1,995,413
Wharf Holdings Ltd.	807,000	5,043,873

		60,429,528

Health Care – 0.8%
Ventas, Inc.	92,140	5,152,469

		65,581,997

Retail – 7.4%
Regional Mall – 3.5%
General Growth Properties, Inc.	152,130	2,475,155
Glimcher Realty Trust	407,846	4,037,676
Multiplan Empreendimentos Imobiliarios SA	16,605	377,112
Simon Property Group, Inc.	76,711	10,392,806
Westfield Group	448,967	4,214,009

		21,496,758

Shopping Center/Other Retail – 3.9%
Aeon Mall Co., Ltd.	105,400	2,362,908
Corio NV	57,908	2,773,064
DDR Corp.	209,376	2,958,483
Hammerson PLC	481,810	2,995,969
Klepierre	47,142	1,492,239
Link REIT (The)	537,878	2,011,118
Regency Centers Corp.	57,000	2,439,030
Retail Opportunity Investments Corp.(a)	162,376	1,888,433
RioCan Real Estate Investment Trust (New York)(f)	132,100	3,620,751
RioCan Real Estate Investment Trust (Toronto)	1	27
Weingarten Realty Investors(a)	58,900	1,466,610

		24,008,632

		45,505,390

200	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Residential – 4.6%
Multi-Family – 3.1%
BRE Properties, Inc.	60,290	$2,919,845
Camden Property Trust	39,530	2,450,860
China Overseas Land & Investment Ltd.(a)	596,000	1,235,945
Equity Residential	23,310	1,326,106
Essex Property Trust, Inc.	13,184	1,845,628
GSW Immobilien AG(b)	31,960	1,005,329
MRV Engenharia e Participacoes SA	116,400	938,792
Northern Property Real Estate Investment Trust	45,176	1,515,835
Post Properties, Inc.	53,860	2,352,066
Rossi Residencial SA	277,000	1,659,822
Stockland	462,400	1,562,939

		18,813,167

Self Storage – 1.5%
Big Yellow Group PLC	451,533	2,079,864
CubeSmart	41,590	469,135
Extra Space Storage, Inc.	75,277	1,985,055
Public Storage	17,427	2,336,438
Sovran Self Storage, Inc.	53,192	2,527,152

		9,397,644

		28,210,811

Office – 4.1%
Office – 4.1%
Allied Properties Real Estate Investment Trust	33,644	904,132
Boston Properties, Inc.	18,703	1,899,290
Castellum AB	184,984	2,434,419
Cominar Real Estate Investment Trust	85,843	1,991,971
Corporate Office Properties Trust	39,011	956,550
Derwent London PLC	55,530	1,489,260
Douglas Emmett, Inc.	210,438	4,433,929
Great Portland Estates PLC	263,330	1,476,798
Hufvudstaden AB – Class A	148,642	1,649,022
Kilroy Realty Corp.	34,909	1,530,410
Nippon Building Fund, Inc.	53	508,820
NTT Urban Development Corp.	612	492,548
PS Business Parks, Inc.	30,560	1,907,555
SL Green Realty Corp.	45,487	3,459,286

		25,133,990

Industrials – 2.4%
Industrial Warehouse Distribution – 1.8%
EastGroup Properties, Inc.	58,340	2,811,405
Global Logistic Properties Ltd.(b)	1,541,000	2,679,160
ProLogis, Inc.	173,996	5,856,705

		11,347,270

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	201

Multi-Asset Real Return Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Mixed Office Industrial – 0.6%
Goodman Group	4,866,980	$3,582,762

		14,930,032

Lodging – 2.3%
Lodging – 2.3%
Ashford Hospitality Trust, Inc.	128,614	1,085,502
Great Eagle Holdings Ltd.	859,000	2,500,832
InnVest Real Estate Investment Trust	174,266	961,638
Intercontinental Hotels Group PLC	116,120	2,638,338
LaSalle Hotel Properties	89,810	2,396,131
Pebblebrook Hotel Trust	63,550	1,361,877
Starwood Hotels & Resorts Worldwide, Inc.	34,520	1,860,628
Strategic Hotels & Resorts, Inc.(b)	158,590	988,016

		13,792,962

Food Beverage & Tobacco – 0.5%
Agricultural Products – 0.3%
Bunge Ltd.	23,460	1,579,327

Packaged Foods & Meats – 0.2%
Tyson Foods Inc – Class A	79,540	1,504,103

		3,083,430

Total Common Stocks (cost $361,800,736)		399,490,843

	Principal Amount (000)
INFLATION-LINKED SECURITIES – 13.4%
United States – 13.4%
U.S. Treasury Inflation Index 1.875%, 7/15/15, (TIPS) (cost $80,802,610)	$73,129	82,006,781

	Contracts
OPTIONS PURCHASED – PUTS – 0.2%
Options on Equity Index – 0.2%
S&P 500 Index Expiration: Dec 2012, Exercise Price: $ 1,300.00(b)(g) (cost $1,014,617)	105	885,675

202	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Portfolio of Investments

Company	Contracts	U.S. $ Value

OPTION PURCHASED – CALL – 0.0%
Options on Funds and Investment Trusts – 0.0%
United States Oil Fund LP Expiration: Apr 2012, Exercise Price: $ 45.00(b)(g) (cost $370,384)	3,943	$224,751

	Shares
SHORT-TERM INVESTMENTS – 18.5%
Investment Companies – 7.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio 0.09%(h) (cost $46,136,848)	46,136,848	46,136,848

	Principal Amount (000)
U.S. TREASURY BILLS – 11.0%
U.S. Treasury Bill
Zero Coupon, 3/15/12	$34,000	33,999,514
Zero Coupon, 4/12/12(i)	33,400	33,398,781

Total U.S. Treasury Bills (cost $67,398,295)		67,398,295

Total Investments Before Security Lending Collateral for Securities Loaned – 97.3% (cost $557,523,490)		596,143,193

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 1.7%
Investment Companies – 1.7%

AllianceBernstein Exchange Reserves – Class I, 0.22%(h) (cost $9,988,082)	9,988,082	9,988,082

Total Investments – 99.0% (cost $567,511,572)		606,131,275
Other assets less liabilities – 1.0%		6,409,422

Net Assets – 100.0%		$612,540,697

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	203

Multi-Asset Real Return Portfolio—Portfolio of Investments

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Oil Futures	28	June 2012	$3,351,903	$3,383,800	$31,897
Cocoa Futures	21	May 2012	513,122	490,140	(22,982)
Gasoline RBOB Futures	3	May 2012	407,425	409,588	2,163
Nickel Futures	8	May 2012	983,432	923,760	(59,672)
Platinum Futures	93	April 2012	6,718,713	7,870,590	1,151,877
Platinum Futures	56	July 2012	4,834,740	4,752,160	(82,580)
Soybean Meal Futures	127	May 2012	4,223,426	4,481,830	258,404
Zinc Futures	27	May 2012	1,368,419	1,424,925	56,506

Sold Contracts
Coffee C Futures	38	May 2012	3,146,274	2,896,313	249,961
Copper LME Futures	1	May 2012	210,249	212,500	(2,251)
Gold 100 OZ Futures	47	April 2012	7,845,940	8,043,110	(197,170)
Heating Oil Futures	7	May 2012	948,984	942,270	6,714
Lean Hogs Futures	29	April 2012	1,047,058	1,037,330	9,728
Nickel Futures	1	May 2012	129,869	115,470	14,399
Silver Futures	12	May 2012	2,047,752	2,078,520	(30,768)
Wheat Futures	17	May 2012	584,610	602,225	(17,615)
Zing Futures	27	May 2012	1,394,639	1,424,925	(30,286)

					$1,338,325

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Australian Dollar settling 3/15/12	2,857	$3,008,921	$3,059,477	$50,556
Canadian Dollar settling 3/15/12	3,816	3,795,938	3,855,528	59,590
Canadian Dollar settling 3/15/12	2,894	2,872,405	2,923,978	51,573
Euro settling 3/15/12	3,818	5,009,063	5,086,975	77,912
Great British Pound settling 3/15/12	2,199	3,446,851	3,498,066	51,215
Malaysian Ringgit settling 3/02/12(1)	6,085	2,014,367	2,031,380	17,013
South African Rand settling 3/02/12	29,176	3,851,007	3,883,945	32,938
Swedish Krona settling 3/15/12	11,509	1,699,375	1,738,458	39,083
Swiss Franc settling 3/15/12	1,191	1,292,654	1,316,635	23,981
Credit Suisse London Branch (GFX):
Euro settling 3/15/12	1,491	1,952,579	1,986,558	33,979
Great British Pound settling 3/15/12	1,251	1,958,532	1,990,033	31,501
Indian Rupee settling 3/02/12(1)	140,492	2,870,652	2,866,599	(4,053)
Indian Rupee settling 4/03/12(1)	140,492	2,824,528	2,835,931	11,403
Indonesian Rupiah settling 3/02/12(1)	20,453,303	2,246,381	2,267,550	21,169
Indonesian Rupiah settling 4/03/12(1)	20,453,303	2,209,973	2,244,409	34,436
Japanese Yen settling 3/15/12	445,677	5,751,413	5,483,143	(268,270)
Malaysian Ringgit settling 3/02/12(1)	6,085	2,030,296	2,031,380	1,084
Malaysian Ringgit settling 4/03/12(1)	6,085	2,007,721	2,023,905	16,184
Singapore Dollar settling 3/15/12	2,352	1,872,928	1,880,635	7,707
South Korean Won settling 3/02/12	2,171,428	1,927,588	1,940,985	13,397
South Korean Won settling 4/03/12	2,171,428	1,916,276	1,936,693	20,417
HSBC Bank USA:
Euro settling 3/15/12	1,627	2,082,511	2,167,760	85,249
Euro settling 3/15/12	1,207	1,581,991	1,608,167	26,176

204	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Hong Kong Dollar settling 3/15/12	14,055	$1,812,629	$1,812,146	$(483)
Hong Kong Dollar settling 3/15/12	24,644	3,178,149	3,177,412	(737)
Mexican Nuevo Peso settling 3/02/12	24,513	1,931,831	1,908,934	(22,897)
JPMorgan Chase Bank USA:
Great British Pound settling 3/15/12	1,117	1,752,107	1,776,871	24,764
Morgan Stanley & Co., Inc.:
Australian Dollar settling 3/15/12	7,137	7,627,312	7,642,803	15,491
Australian Dollar settling 6/15/12	5,949	6,297,017	6,304,689	7,672
Brazilian Real settling 3/02/12	1,629	946,268	948,610	2,342
Brazilian Real settling 3/02/12	4,498	2,631,641	2,619,305	(12,336)
Canadian Dollar settling 3/15/12	3,888	3,780,814	3,928,275	147,461
South Korean Won settling 3/02/12	2,171,428	1,931,961	1,940,984	9,023
Royal Bank of Canada:
Canadian Dollar settling 3/15/12	1,896	1,830,293	1,915,641	85,348
Royal Bank of Scotland PLC:
Indian Rupee settling 3/02/12(1)	140,492	2,855,528	2,866,598	11,070
Mexican Nuevo Peso settling 4/03/12	24,513	1,887,080	1,903,974	16,894
South African Rand settling 4/03/12	29,176	3,808,132	3,865,890	57,758
Standard Chartered Bank:
Brazilian Real settling 3/02/12	2,869	1,627,340	1,670,695	43,355
Chinese Yuan Renminbi settling 3/15/12(1)	201,006	31,466,187	31,930,594	464,407
Chinese Yuan Renminbi settling 3/15/12(1)	12,130	1,906,933	1,926,898	19,965
Chinese Yuan Renminbi settling 6/15/12(1)	9,596	1,526,081	1,525,377	(704)
Great British Pound settling 3/15/12	1,633	2,527,855	2,597,700	69,845
Indonesian Rupiah settling 3/02/12(1)	20,453,303	2,278,920	2,267,551	(11,369)
Singapore Dollar settling 3/15/12	5,436	4,195,837	4,346,569	150,732
State Street Bank & Trust Co.:
Japanese Yen settling 3/15/12	152,976	1,968,170	1,882,057	(86,113)
Westpac Banking Corporation:
Australian Dollar settling 6/15/12	1,809	1,913,073	1,917,160	4,087

Sale Contracts
Bank of America, N.A.:
Great British Pound settling 6/15/12	1,288	2,037,745	2,047,471	(9,726)
Barclays Bank PLC Wholesale
Malaysian Ringgit settling 3/02/12(1)	6,085	2,030,296	2,031,380	(1,084)
Barclays Bank PLC Wholesale:
Australian Dollar settling 3/15/12	1,860	1,871,861	1,991,819	(119,958)
Canadian Dollar settling 3/15/12	3,789	3,786,187	3,828,249	(42,062)
Canadian Dollar settling 3/15/12	17,759	17,327,595	17,942,960	(615,365)
Great British Pound settling 3/15/12	1,925	3,089,329	3,062,200	27,129
Hong Kong Dollar settling 3/15/12	10,775	1,389,312	1,389,248	64
Japanese Yen settling 3/15/12	217,775	2,855,051	2,679,276	175,775
Singapore Dollar settling 3/15/12	3,180	2,527,888	2,542,695	(14,807)
Citibank N.A.:
Euro settling 3/15/12	1,357	1,775,902	1,808,022	(32,120)
Hong Kong Dollar settling 3/15/12	14,046	1,811,072	1,810,986	86
Credit Suisse London Branch (GFX):
Malaysian Ringgit settling 3/02/12(1)	6,085	2,011,105	2,031,381	(20,276)
Credit Suisse Londong Branch (GFX):
Great British Pound settling 3/15/12	1,516	2,371,066	2,411,581	(40,515)
Indian Rupee settling 3/02/12(1)	140,492	2,848,003	2,866,598	(18,595)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	205

Multi-Asset Real Return Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Indonesian Rupiah settling 3/02/12(1)	20,453,303	$2,228,029	$2,267,551	$(39,522)
South Korean Won settling 3/02/12	2,171,428	1,920,768	1,940,985	(20,217)
Deutsche Bank AG London:
Great British Pound settling 3/15/12	2,722	4,259,884	4,330,031	(70,147)
Goldman Sachs International:
Canadian Dollar settling 3/15/12	2,414	2,364,233	2,439,006	(74,773)
HSBC Bank USA:
Australian Dollar settling 3/15/12	8,134	8,185,960	8,710,460	(524,500)
Euro settling 3/15/12	16,400	21,930,769	21,850,812	79,957
Great British Pound settling 6/15/12	13,828	21,813,670	21,981,694	(168,024)
Hong Kong Dollar settling 3/15/12	13,878	1,781,698	1,789,325	(7,627)
JPMorgan Chase Bank, N.A.:
Euro settling 6/15/12	2,436	3,187,667	3,247,195	(59,528)
Morgan Stanley & Co., Inc.:
Brazilian Real settling 3/02/12	1,629	953,077	948,609	4,468
Brazilian Real settling 3/02/12	4,498	2,533,514	2,619,305	(85,791)
Chinese Yuan Renminbi settling 3/15/12(1)	11,748	1,866,243	1,866,216	27
Great British Pound settling 3/15/12	1,356	2,106,831	2,157,062	(50,231)
Great British Pound settling 3/15/12	2,057	3,206,904	3,272,179	(65,275)
South Korean Won settling 3/02/12	2,171,428	1,927,588	1,940,985	(13,397)
Royal Bank of Canada:
Canadian Dollar settling 3/15/12	2,890	2,825,881	2,919,937	(94,056)
Euro settling 3/15/12	1,454	1,887,365	1,937,261	(49,896)
Royal Bank of Scotland PLC:
Canadian Dollar settling 3/15/12	2,230	2,231,428	2,253,100	(21,672)
Indian Rupee settling 3/02/12(1)	140,492	2,870,562	2,866,509	4,053
Mexican Nuevo Peso settling 3/02/12	24,513	1,892,224	1,908,934	(16,710)
South African Rand settling 3/02/12	29,176	3,825,681	3,883,945	(58,264)
Standard Chartered Bank:
Brazilian Real settling 3/02/12	2,869	1,678,563	1,670,694	7,869
Chinese Yuan Renminbi settling 3/15/12(1)	35,719	5,668,783	5,674,104	(5,321)
Chinese Yuan Renminbi settling 3/15/12(1)	11,185	1,746,565	1,776,782	(30,217)
Indonesian Rupiah settling 3/02/12(1)	20,453,303	2,246,381	2,267,550	(21,169)
State Street Bank & Trust Co.:
Thailand Baht settling 3/02/12	73,259	2,362,279	2,420,585	(58,306)
Thailand Baht settling 4/03/12	73,259	2,403,274	2,415,238	(11,964)
UBS AG:
Canadian Dollar settling 3/15/12	2,020	1,984,965	2,040,924	(55,959)
Canadian Dollar settling 6/15/12	1,594	1,592,050	1,607,130	(15,080)
Swedish Krona settling 3/15/12	11,509	1,645,858	1,738,458	(92,600)

				$(895,511)

(1)	Contract represents non-deliverable forward where payment is received from or paid to a counterparty based on the net realized gain/loss on settlement date.

206	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Portfolio of Investments

PUT OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
S&P 500 Index (premium received $409,182)	105	$1,075	December 2012	$(354,900)

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note C)

Receive Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	193,405	0.20%	$60,035	3/15/12	Barclays Bank PLC	$1,263,797
Receive	Dow Jones-UBS 3 Month Forward Grains Excess Return Commodity Index	60,246	0.30%	6,013	3/15/12	Citibank, N.A.	261,415
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	238,168	0.20%	73,930	3/15/12	Credit Suisse International	1,556,298
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	23,799	0.20%	7,387	3/15/12	Goldman Sachs International	155,514
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	18,425	0.20%	5,719	3/15/12	Goldman Sachs International	120,397
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	10,109	0.20%	3,138	5/15/12	Goldman Sachs International	66,057
Receive	Dow Jones-UBS Commodity Index	147,944	0.13%	21,408	3/15/12	JPMorgan Chase Bank, N.A.	492,090
Receive	Dow Jones-UBS Commodity Index	48,714	0.13%	7,049	3/15/12	JPMorgan Chase Bank, N.A.	162,032

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	207

Multi-Asset Real Return Portfolio—Portfolio of Investments

Receive Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Dow Jones-UBS Commodity Index	10,543	0.13%	$1,526	3/15/12	JPMorgan Chase Bank, N.A.	$35,068
Receive	Dow Jones-UBS Commodity Index	40,068	0.13%	5,798	3/15/12	JPMorgan Chase Bank, N.A.	133,274

							$4,245,942

(a)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(b)	Non-income producing security.

(c)	Fair valued.

(d)	Illiquid security.

(e)	When-Issued or delayed delivery security.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2012, the market value of this security amounted to $3,620,751 or 0.6% of net assets.

(g)	One contract relates to 100 shares.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(i)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $2,999,883.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

208	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Portfolio of Investments

VOLATILITY MANAGEMENT

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 15.5%
Information Technology – 2.2%
Communications Equipment – 0.2%
Cisco Systems, Inc.	87,900	$1,747,452
F5 Networks, Inc.(a)	1,300	162,448
Harris Corp.	1,900	82,897
JDS Uniphase Corp.(a)	3,700	48,248
Juniper Networks, Inc.(a)	8,600	195,736
Motorola Mobility Holdings, Inc.(a)	4,300	170,710
Motorola Solutions, Inc.	4,700	234,060
QUALCOMM, Inc.	27,500	1,709,950

		4,351,501

Computers & Peripherals – 0.6%
Apple, Inc.(a)	15,200	8,245,088
Dell, Inc.(a)	24,900	430,770
EMC Corp./Massachusetts(a)	33,300	922,077
Hewlett-Packard Co.	32,500	822,575
Lexmark International, Inc. – Class A	1,100	40,568
NetApp, Inc.(a)	5,800	249,400
SanDisk Corp.(a)	3,900	192,894
Western Digital Corp.(a)	3,800	149,150

		11,052,522

Electronic Equipment & Instruments & Components – 0.1%
Amphenol Corp. – Class A	2,700	151,092
Corning, Inc.	25,700	335,128
FLIR Systems, Inc.	2,500	65,425
Jabil Circuit, Inc.	2,900	74,907
Molex, Inc.	2,200	59,620
TE Connectivity Ltd.	6,900	252,195

		938,367

Internet Software & Services – 0.2%
Akamai Technologies, Inc.(a)	2,900	104,400
eBay, Inc.(a)	18,700	668,338
Google, Inc. – Class A(a)	4,200	2,596,650
VeriSign, Inc.	2,600	96,070
Yahoo!, Inc.(a)	20,200	299,566

		3,765,024

IT Services – 0.4%
Accenture PLC	10,500	625,170
Automatic Data Processing, Inc.	8,000	434,560
Cognizant Technology Solutions Corp. – Class A(a)	4,900	347,655
Computer Sciences Corp.	2,500	79,400
Fidelity National Information Services, Inc.	3,900	123,747

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	209

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Fiserv, Inc.(a)	2,300	$152,490
International Business Machines Corp.	19,300	3,796,889
Mastercard, Inc. – Class A	1,800	756,000
Paychex, Inc.	5,200	162,760
SAIC, Inc.(a)	4,500	54,990
Teradata Corp.(a)	2,700	179,685
Total System Services, Inc.	2,600	56,888
Visa, Inc. – Class A	8,300	965,871
Western Union Co. (The) – Class W	10,100	176,447

		7,912,552

Office Electronics – 0.0%
Xerox Corp.	22,600	185,998

Semiconductors & Semiconductor Equipment – 0.3%
Advanced Micro Devices, Inc.(a)	9,500	69,825
Altera Corp.	5,200	199,940
Analog Devices, Inc.	4,800	188,208
Applied Materials, Inc.	21,300	260,712
Broadcom Corp. – Class A(a)	7,900	293,485
Intel Corp.	83,300	2,239,104
KLA-Tencor Corp.	2,700	130,680
Linear Technology Corp.	3,700	123,876
LSI Corp.(a)	9,200	79,120
Microchip Technology, Inc.(b)	3,100	111,817
Micron Technology, Inc.(a)	16,100	137,655
Novellus Systems, Inc.(a)	1,100	51,128
NVIDIA Corp.(a)	9,900	149,985
Teradyne, Inc.(a)	3,000	49,260
Texas Instruments, Inc.	18,600	620,310
Xilinx, Inc.	4,300	158,799

		4,863,904

Software – 0.4%
Adobe Systems, Inc.(a)	8,000	263,120
Autodesk, Inc.(a)	3,700	140,045
BMC Software, Inc.(a)	2,700	101,088
CA, Inc.	6,000	162,180
Citrix Systems, Inc.(a)	3,100	231,694
Electronic Arts, Inc.(a)	5,400	88,182
Intuit, Inc.	4,900	283,416
Microsoft Corp.	122,400	3,884,976
Oracle Corp.	64,300	1,882,061
Red Hat, Inc.(a)	3,100	153,326
Salesforce.com, Inc.(a)	2,200	314,952
Symantec Corp.(a)	12,000	214,080

		7,719,120

		40,788,988

210	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Equity: Other – 1.8%
Diversified/Specialty – 1.4%
Affine SA	450	$8,665
Alexandria Real Estate Equities, Inc.	6,210	445,195
American Assets Trust, Inc.	3,900	83,928
Artis Real Estate Investment Trust	8,400	134,899
Azrieli Group	6,550	151,329
BioMed Realty Trust, Inc.	15,300	281,826
British Land Co. PLC	89,150	665,442
CA Immobilien Anlagen AG(a)	8,869	92,368
Campus Crest Communities, Inc.	3,000	31,770
Canadian Real Estate Investment Trust	6,750	260,872
CapLease, Inc.	6,600	26,598
City Developments Ltd.	69,600	617,827
Cofinimmo	1,420	170,841
Country Garden Holdings Co., Ltd.(b)	333,300	150,324
Cousins Properties, Inc.	10,314	76,221
Daejan Holdings PLC	555	25,261
Dexus Property Group	487,580	466,914
DIC Asset AG	3,450	30,630
Digital Realty Trust, Inc.(b)	10,760	780,100
Duke Realty Corp.	25,060	347,833
Dundee Real Estate Investment Trust	6,650	231,199
DuPont Fabros Technology, Inc.	6,190	141,751
Eurobank Properties Real Estate Investment Co.	1,870	9,966
F&C Commercial Property Trust Ltd.	50,933	83,298
FKP Property Group	89,590	52,751
Fonciere Des Regions	2,720	196,596
Forest City Enterprises, Inc.(a)	14,960	218,715
Gecina SA	1,910	182,665
GPT Group	185,030	617,724
H&R Real Estate Investment Trust	16,750	399,853
Helical Bar PLC	11,766	34,945
Henderson Land Development Co., Ltd.	118,050	738,823
Hopson Development Holdings Ltd.	69,950	56,398
Hysan Development Co., Ltd.	79,750	345,665
ICADE	2,150	177,507
Inmobiliaria Colonial SA(a)	3,445	8,721
Investors Real Estate Trust	8,060	61,498
Invista Foundation Property Trust Ltd.	35,513	19,774
Kenedix Realty Investment Corp. – Class A	29	100,363
Keppel Land Ltd.(b)	75,300	204,908
Kerry Properties Ltd.	71,950	342,052
Kiwi Income Property Trust	98,000	82,989
Klovern AB	12,390	46,762
Klovern AB (Preference Shares)(a)	34	707

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	211

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Kungsleden AB	13,800	$102,967
Land Securities Group PLC	78,469	842,403
Lexington Realty Trust	15,380	133,037
London & Stamford Property PLC	54,427	98,869
Mitsubishi Estate Co., Ltd.	104,440	1,892,166
Mitsui Fudosan Co., Ltd.	88,040	1,668,863
Mobimo Holding AG(a)	650	155,880
Morguard Real Estate Investment Trust	4,250	70,014
Mucklow A & J Group PLC	2,368	12,055
New World China Land Ltd.	258,700	70,126
New World Development Co., Ltd.	449,650	619,774
Nieuwe Steen Investments NV	6,024	71,160
Nomura Real Estate Holdings, Inc.	7,580	131,995
Picton Property Income Ltd.	34,284	22,865
Premier Investment Corp.	20	72,864
Quintain Estates & Development PLC(a)	51,612	34,075
Shui On Land Ltd.(b)	260,050	111,536
Sino Land Co., Ltd.	290,160	516,956
Soho China Ltd.	207,050	150,411
ST Modwen Properties PLC	14,923	38,641
Standard Life Investment Property Income Trust PLC	13,600	13,177
Sumitomo Realty & Development Co., Ltd.	46,990	1,101,375
Sun Hung Kai Properties Ltd.	194,400	2,987,825
Suntec Real Estate Investment Trust	221,500	217,369
TAG Immobilien AG(a)	7,520	61,561
Tokyu Land Corp.	39,870	192,411
Tokyu REIT, Inc.	13	71,557
Top REIT, Inc.	16	84,781
Unibail-Rodamco SE	9,210	1,772,588
Unite Group PLC	15,823	46,592
United Urban Investment Corp.	210	230,512
Vornado Realty Trust	21,570	1,762,916
Wallenstam AB	12,050	122,554
Wereldhave Belgium NV	250	22,816
Wereldhave NV	2,170	161,803
Weyerhaeuser Co.	8,700	181,743
Wharf Holdings Ltd.	152,850	955,336
Whiterock Real Estate Investment Trust	3,600	59,015
Wihlborgs Fastigheter AB	7,770	107,434
Winthrop Realty Trust	2,450	27,906

		26,202,401

Health Care – 0.3%
Chartwell Seniors Housing Real Estate Investment Trust	14,600	135,309
Extendicare Real Estate Investment Trust	7,950	68,296

212	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

HCP, Inc.	47,510	$1,876,645
Health Care REIT, Inc.	22,520	1,225,989
Healthcare Realty Trust, Inc.	7,750	160,192
LTC Properties, Inc.	3,050	94,123
Medical Properties Trust, Inc.	11,030	107,212
National Health Investors, Inc.	2,800	131,964
Omega Healthcare Investors, Inc.(b)	10,240	208,589
Primary Health Properties PLC	6,759	35,807
Senior Housing Properties Trust	16,180	346,252
Universal Health Realty Income Trust	1,260	47,615
Ventas, Inc.	33,690	1,883,945

		6,321,938

Triple Net – 0.1%
Agree Realty Corp.	900	21,600
Entertainment Properties Trust	4,610	209,755
Getty Realty Corp.(b)	2,450	41,650
National Retail Properties, Inc.	10,400	277,160
Realty Income Corp.(b)	13,770	507,975

		1,058,140

		33,582,479

Financials – 1.5%
Capital Markets – 0.2%
Ameriprise Financial, Inc.	3,700	206,312
Bank of New York Mellon Corp. (The)	19,800	437,778
BlackRock, Inc. – Class A	1,700	338,300
Charles Schwab Corp. (The)	17,600	244,288
E*Trade Financial Corp.(a)	4,100	39,483
Federated Investors, Inc. – Class B(b)	1,500	30,735
Franklin Resources, Inc.	2,400	282,936
Goldman Sachs Group, Inc. (The)	8,100	932,634
Invesco Ltd.	7,300	180,821
Legg Mason, Inc.	2,000	54,780
Morgan Stanley	24,200	448,668
Northern Trust Corp.	3,900	173,199
State Street Corp.	8,000	337,840
T Rowe Price Group, Inc.	4,100	252,519

		3,960,293

Commercial Banks – 0.3%
BB&T Corp.	11,400	333,450
Comerica, Inc.	3,200	95,008
Fifth Third Bancorp	15,000	204,150
First Horizon National Corp.	4,300	40,420
Huntington Bancshares, Inc./OH	14,100	82,415
KeyCorp	15,500	125,550
M&T Bank Corp.	2,100	171,402
PNC Financial Services Group, Inc.	8,600	511,872

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	213

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Regions Financial Corp.	20,500	$118,080
SunTrust Banks, Inc.	8,700	199,752
US Bancorp	31,200	917,280
Wells Fargo & Co.	86,200	2,697,198
Zions Bancorporation	3,000	57,000

		5,553,577

Consumer Finance – 0.1%
American Express Co.	16,500	872,685
Capital One Financial Corp.	8,885	449,581
Discover Financial Services	8,900	267,089
SLM Corp.	8,300	130,808

		1,720,163

Diversified Financial Services – 0.3%
Bank of America Corp.	165,800	1,321,426
Citigroup, Inc.	47,800	1,592,696
CME Group, Inc. – Class A	1,100	318,439
IntercontinentalExchange, Inc.(a)	1,200	165,552
JPMorgan Chase & Co.	62,100	2,436,804
Leucadia National Corp.	3,200	91,168
Moody’s Corp.	3,200	123,552
NASDAQ OMX Group, Inc. (The)(a)	2,000	52,680
NYSE Euronext	4,200	125,034

		6,227,351

Insurance – 0.4%
ACE Ltd.	5,500	394,405
Aflac, Inc.	7,600	359,100
Allstate Corp. (The)	8,200	257,726
American International Group, Inc.(a)	7,100	207,462
AON Corp.	5,300	248,093
Assurant, Inc.	1,500	63,705
Berkshire Hathaway, Inc.(a)	28,800	2,259,360
Chubb Corp. (The)	4,600	312,616
Cincinnati Financial Corp.	2,600	91,442
Genworth Financial, Inc. – Class A(a)	8,000	72,720
Hartford Financial Services Group, Inc.	7,200	149,112
Lincoln National Corp.	4,900	121,716
Loews Corp.	5,000	195,700
Marsh & McLennan Cos., Inc.	8,800	274,560
MetLife, Inc.	17,300	666,915
Principal Financial Group, Inc.	4,900	135,534
Progressive Corp. (The)	10,000	214,200
Prudential Financial, Inc.	7,700	470,932
Torchmark Corp.	1,700	82,348
Travelers Cos., Inc. (The)	6,700	388,399
Unum Group	4,700	108,335
XL Group PLC	5,200	108,160

		7,182,540

214	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Investment Trusts (REITs) – 0.0%
American Tower Corp.	6,400	$400,512
Plum Creek Timber Co., Inc.	2,600	101,816

		502,328

Real Estate Management & Development – 0.2%
CapitaLand Ltd.	319,300	784,043
CapitaMalls Asia Ltd.	156,446	191,916
CBRE Group, Inc.(a)	5,300	97,149
China Overseas Land & Investment Ltd.(b)	411,300	852,926
Hang Lung Properties Ltd.	224,850	848,935

		2,774,969

Thrifts & Mortgage Finance – 0.0%
Hudson City Bancorp, Inc.	8,600	58,910
People’s United Financial, Inc.	5,900	74,281

		133,191

		28,054,412

Industrials – 1.4%
Aerospace & Defense – 0.3%
Boeing Co. (The)	12,200	914,390
General Dynamics Corp.	5,800	424,734
Goodrich Corp.	2,100	264,537
Honeywell International, Inc.	12,700	756,539
L-3 Communications Holdings, Inc.	1,600	112,400
Lockheed Martin Corp.	4,400	389,004
Northrop Grumman Corp.	4,300	257,183
Precision Castparts Corp.	2,400	401,832
Raytheon Co.	5,600	282,912
Rockwell Collins, Inc.	2,500	148,225
Textron, Inc.	4,500	123,795
United Technologies Corp.	14,800	1,241,276

		5,316,827

Air Freight & Logistics – 0.1%
CH Robinson Worldwide, Inc.	2,700	178,659
Expeditors International of Washington, Inc.	3,400	148,342
FedEx Corp.	5,200	467,948
United Parcel Service, Inc. – Class B	15,800	1,214,862

		2,009,811

Airlines – 0.0%
Southwest Airlines Co.	12,700	114,046

Building Products – 0.0%
Masco Corp.	5,800	68,904

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	215

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 0.1%
Avery Dennison Corp.	1,700	$51,850
Cintas Corp.	1,800	69,408
Iron Mountain, Inc.	3,000	93,150
Pitney Bowes, Inc.(b)	3,200	58,016
Republic Services, Inc. – Class A	5,100	152,133
RR Donnelley & Sons Co.(b)	3,000	41,460
Stericycle, Inc.(a)	1,400	121,478
Waste Management, Inc.	7,500	262,350

		849,845

Construction & Engineering – 0.0%
Fluor Corp.	2,800	169,344
Jacobs Engineering Group, Inc.(a)	2,100	97,062
Quanta Services, Inc.(a)	3,400	71,060

		337,466

Electrical Equipment – 0.1%
Cooper Industries PLC	2,600	159,172
Emerson Electric Co.	12,000	603,720
First Solar, Inc.(a)(b)	900	29,070
Rockwell Automation, Inc.	2,300	183,954
Roper Industries, Inc.	1,600	146,432

		1,122,348

Industrial Conglomerates – 0.3%
3M Co.	11,500	1,007,400
Danaher Corp.	9,300	491,319
General Electric Co.	172,700	3,289,935
Tyco International Ltd.	7,500	388,650

		5,177,304

Industrial Warehouse Distribution –0.2%
Ascendas Real Estate Investment Trust	209,150	344,032
DCT Industrial Trust, Inc.	24,410	138,161
EastGroup Properties, Inc.	2,680	129,149
First Industrial Realty Trust, Inc.(a)	8,550	101,061
Global Logistic Properties Ltd.(a)	185,165	321,925
Hansteen Holdings PLC	63,763	75,808
Mapletree Industrial Trust	122,962	115,829
Mapletree Logistics Trust	183,305	131,663
ProLogis, Inc.	53,785	1,810,403
Segro PLC	74,825	278,950
Warehouses De Pauw SCA	990	50,622

		3,497,603

Machinery – 0.2%
Caterpillar, Inc.	10,600	1,210,626
Cummins, Inc.	3,200	385,824

216	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Deere & Co.	6,800	$563,924
Dover Corp.	3,000	192,060
Eaton Corp.	5,500	287,045
Flowserve Corp.	900	106,713
Illinois Tool Works, Inc.	7,900	439,951
Ingersoll-Rand PLC	5,100	203,388
Joy Global, Inc.	1,700	147,832
PACCAR, Inc.	5,800	266,858
Pall Corp.	1,900	120,555
Parker Hannifin Corp.	2,500	224,525
Snap-On, Inc.	900	55,017
Stanley Black & Decker, Inc.	2,800	215,040
Xylem, Inc.	3,000	77,940

		4,497,298

Mixed Office Industrial – 0.0%
Goodman Group	745,040	548,451

Professional Services – 0.0%
Dun & Bradstreet Corp. (The)	800	66,120
Equifax, Inc.	2,000	84,080
Robert Half International, Inc.	2,300	65,389

		215,589

Road & Rail – 0.1%
CSX Corp.	17,100	359,271
Norfolk Southern Corp.	5,500	378,950
Ryder System, Inc.	800	42,584
Union Pacific Corp.	7,900	870,975

		1,651,780

Trading Companies & Distributors – 0.0%
Fastenal Co.	4,800	252,864
WW Grainger, Inc.	1,000	207,730

		460,594

		25,867,866

Energy – 1.3%
Energy Equipment & Services – 0.2%
Baker Hughes, Inc.	7,100	356,988
Cameron International Corp.(a)	4,000	222,840
Diamond Offshore Drilling, Inc.(b)	1,100	75,317
FMC Technologies, Inc.(a)	3,900	196,677
Halliburton Co.	15,000	548,850
Helmerich & Payne, Inc.	1,800	110,340
Nabors Industries Ltd.(a)	4,700	102,366
National Oilwell Varco, Inc.	6,900	569,457
Noble Corp.(a)	4,100	164,738
Rowan Cos., Inc.(a)	2,000	73,740

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	217

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Schlumberger Ltd.	22,000	$1,707,420

		4,128,733

Oil, Gas & Consumable Fuels – 1.1%
Alpha Natural Resources, Inc.(a)	3,500	64,960
Anadarko Petroleum Corp.	8,200	689,784
Apache Corp.	6,300	679,959
Cabot Oil & Gas Corp.	3,400	118,592
Chesapeake Energy Corp.	10,700	267,500
Chevron Corp.	32,600	3,557,312
ConocoPhillips	21,700	1,661,135
Consol Energy, Inc.	3,700	132,534
Denbury Resources, Inc.(a)	6,400	127,424
Devon Energy Corp.	6,600	483,846
El Paso Corp.	12,600	350,406
EOG Resources, Inc.	4,400	500,984
EQT Corp.	2,400	127,248
Exxon Mobil Corp.	78,400	6,781,600
Hess Corp.	4,900	318,108
Marathon Oil Corp.	11,400	386,346
Marathon Petroleum Corp.	5,800	240,990
Murphy Oil Corp.	3,200	204,608
Newfield Exploration Co.(a)	2,100	75,600
Noble Energy, Inc.	2,900	283,185
Occidental Petroleum Corp.	13,300	1,388,121
Peabody Energy Corp.	4,400	153,472
Pioneer Natural Resources Co.	2,000	219,280
QEP Resources, Inc.	2,800	95,592
Range Resources Corp.	2,600	165,568
Southwestern Energy Co.(a)	5,600	185,136
Spectra Energy Corp.	10,600	332,628
Sunoco, Inc.	1,700	65,671
Tesoro Corp.(a)	2,300	61,019
Valero Energy Corp.	9,100	222,859
Williams Cos., Inc. (The)	9,600	286,848
WPX Energy, Inc.(a)	3,200	58,112

		20,286,427

		24,415,160

Health Care – 1.2%
Biotechnology – 0.1%
Amgen, Inc.	13,000	883,350
Biogen Idec, Inc.(a)	4,000	465,880
Celgene Corp.(a)	7,300	535,273
Gilead Sciences, Inc.(a)	12,300	559,650

		2,444,153

218	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 0.2%
Baxter International, Inc.	9,200	$534,796
Becton Dickinson and Co.	3,500	266,770
Boston Scientific Corp.(a)	24,200	150,524
CareFusion Corp.(a)	3,600	92,916
Covidien PLC	7,900	412,775
CR Bard, Inc.	1,400	131,068
DENTSPLY International, Inc.	2,300	88,964
Edwards Lifesciences Corp.(a)	1,900	138,947
Intuitive Surgical, Inc.(a)	700	358,134
Medtronic, Inc.	17,200	655,664
St Jude Medical, Inc.	5,200	219,024
Stryker Corp.	5,300	284,292
Varian Medical Systems, Inc.(a)	1,800	117,450
Zimmer Holdings, Inc.(a)	2,900	176,175

		3,627,499

Health Care Providers & Services – 0.2%
Aetna, Inc.	5,900	275,884
AmerisourceBergen Corp. – Class A	4,200	156,870
Cardinal Health, Inc.	5,600	232,680
CIGNA Corp.	4,700	207,317
Coventry Health Care, Inc.(a)	2,300	75,187
DaVita, Inc.(a)	1,500	129,825
Express Scripts, Inc. – Class A(a)	7,900	421,307
Humana, Inc.	2,700	235,170
Laboratory Corp. of America Holdings(a)	1,600	143,824
McKesson Corp.	4,000	334,040
Medco Health Solutions, Inc.(a)	6,300	425,817
Patterson Cos., Inc.	1,400	44,688
Quest Diagnostics, Inc./DE	2,600	150,930
Tenet Healthcare Corp.(a)	7,100	40,115
UnitedHealth Group, Inc.	17,400	970,050
WellPoint, Inc.	5,700	374,091

		4,217,795

Health Care Technology – 0.0%
Cerner Corp.(a)	2,400	177,192

Life Sciences Tools & Services – 0.1%
Agilent Technologies, Inc.(a)	5,700	248,634
Life Technologies Corp.(a)	2,900	137,199
PerkinElmer, Inc.	1,800	48,600
Thermo Fisher Scientific, Inc.(a)	6,200	351,044
Waters Corp.(a)	1,500	134,400

		919,877

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	219

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 0.6%
Abbott Laboratories	25,500	$1,443,555
Allergan, Inc./United States	5,000	447,950
Bristol-Myers Squibb Co.	27,700	891,109
Eli Lilly & Co.	16,600	651,384
Forest Laboratories, Inc.(a)	4,300	139,836
Hospira, Inc.(a)	2,700	96,174
Johnson & Johnson	44,700	2,909,076
Merck & Co., Inc.	49,800	1,900,866
Mylan, Inc./PA(a)	6,900	161,736
Perrigo Co.	1,500	154,590
Pfizer, Inc.	125,700	2,652,270
Watson Pharmaceuticals, Inc.(a)	2,100	122,472

		11,571,018

		22,957,534

Consumer Discretionary – 1.2%
Auto Components – 0.0%
BorgWarner, Inc.(a)	1,800	149,112
Goodyear Tire & Rubber Co. (The)(a)	3,900	50,154
Johnson Controls, Inc.	11,100	362,193

		561,459

Automobiles – 0.1%
Ford Motor Co.	62,100	768,798
Harley-Davidson, Inc.	3,800	177,004

		945,802

Distributors – 0.0%
Genuine Parts Co.	2,500	156,700

Diversified Consumer Services – 0.0%
Apollo Group, Inc. – Class A(a)	1,900	81,016
DeVry, Inc.	1,000	35,530
H&R Block, Inc.	4,700	76,610

		193,156

Hotels, Restaurants & Leisure – 0.2%
Carnival Corp.	7,400	224,146
Chipotle Mexican Grill, Inc. – Class A(a)	600	234,132
Darden Restaurants, Inc.	2,100	107,079
International Game Technology	4,800	72,096
Marriott International, Inc./DE – Class A	4,300	151,704
McDonald’s Corp.	16,800	1,667,904
Starbucks Corp.	12,200	592,432
Starwood Hotels & Resorts Worldwide, Inc.	3,100	167,090
Wynn Resorts Ltd.	1,300	154,102
Yum! Brands, Inc.	7,500	496,800

		3,867,485

220	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Durables – 0.0%
DR Horton, Inc.	4,500	$64,530
Harman International Industries, Inc.	1,100	54,043
Leggett & Platt, Inc.(b)	2,200	49,786
Lennar Corp. – Class A	2,600	60,788
Newell Rubbermaid, Inc.	4,700	86,010
Pulte Group, Inc.(a)	5,500	48,510
Whirlpool Corp.	1,200	90,684

		454,351

Internet & Catalog Retail – 0.1%
Amazon.com, Inc.(a)	6,000	1,078,140
Expedia, Inc.(b)	1,500	51,075
NetFlix, Inc.(a)(b)	900	99,657
priceline.com, Inc.(a)	900	564,318
TripAdvisor, Inc.(a)	1,500	48,345

		1,841,535

Leisure Equipment & Products – 0.0%
Hasbro, Inc.	1,900	67,108
Mattel, Inc.	5,500	178,420

		245,528

Media – 0.4%
Cablevision Systems Corp.	3,600	51,228
CBS Corp. – Class B	10,700	319,930
Comcast Corp. – Class A	44,500	1,307,410
DIRECTV(a)	11,500	532,680
Discovery Communications, Inc. – Class A(a)	4,300	200,595
Gannett Co., Inc.	3,800	56,392
Interpublic Group of Cos., Inc. (The)	7,500	87,900
McGraw-Hill Cos., Inc. (The)	4,800	223,392
News Corp. – Class A	35,800	711,346
Omnicom Group, Inc.	4,500	222,480
Scripps Networks Interactive, Inc. – Class A	1,600	72,320
Time Warner Cable, Inc. – Class A	5,200	412,568
Time Warner, Inc.	16,300	606,523
Viacom, Inc. – Class B	9,000	428,580
Walt Disney Co. (The)	29,400	1,234,506
Washington Post Co. (The) – Class B(b)	100	39,390

		6,507,240

Multiline Retail – 0.1%
Big Lots, Inc.(a)	1,000	43,850
Dollar Tree, Inc.(a)	2,000	177,020
Family Dollar Stores, Inc.	1,900	102,581
JC Penney Co., Inc.(b)	2,300	91,080
Kohl’s Corp.	4,100	203,688

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	221

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Macy’s, Inc.	6,800	$258,196
Nordstrom, Inc.	2,600	139,412
Sears Holdings Corp.(a)(b)	600	41,796
Target Corp.	11,000	623,590

		1,681,213

Specialty Retail – 0.2%
Abercrombie & Fitch Co. – Class A	1,400	64,106
AutoNation, Inc.(a)(b)	700	23,856
AutoZone, Inc.(a)	500	187,240
Bed Bath & Beyond, Inc.(a)	3,900	232,986
Best Buy Co., Inc.	4,800	118,560
CarMax, Inc.(a)	3,700	113,553
GameStop Corp. – Class A(b)	2,200	50,116
Gap, Inc. (The)	5,600	130,816
Home Depot, Inc. (The)	25,200	1,198,764
Limited Brands, Inc.	4,000	186,120
Lowe’s Cos., Inc.	20,400	578,952
O’Reilly Automotive, Inc.(a)	2,100	181,650
Ross Stores, Inc.	3,800	202,654
Staples, Inc.	11,400	167,124
Tiffany & Co.	2,100	136,521
TJX Cos., Inc.	12,200	446,642
Urban Outfitters, Inc.(a)	1,800	51,102

		4,070,762

Textiles, Apparel & Luxury Goods – 0.1%
Coach, Inc.	4,800	359,232
NIKE, Inc. – Class B	6,100	658,312
Ralph Lauren Corp.	1,100	191,103
VF Corp.	1,500	219,075

		1,427,722

		21,952,953

Consumer Staples – 1.2%
Beverages – 0.3%
Beam, Inc.	2,500	137,700
Brown-Forman Corp. – Class B	1,700	138,805
Coca-Cola Co. (The)	37,200	2,598,792
Coca-Cola Enterprises, Inc.	5,100	147,390
Constellation Brands, Inc. – Class A(a)	2,800	61,152
Dr Pepper Snapple Group, Inc.	3,500	133,175
Molson Coors Brewing Co. – Class B	2,600	114,244
PepsiCo, Inc./NC	25,600	1,611,264

		4,942,522

Food & Staples Retailing – 0.3%
Costco Wholesale Corp.	7,100	611,026
CVS Caremark Corp.	21,300	960,630

222	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Kroger Co. (The)	9,700	$230,763
Safeway, Inc.(b)	5,500	117,975
SUPERVALU, Inc.(b)	3,400	22,202
Sysco Corp.	9,600	282,432
Wal-Mart Stores, Inc.	28,600	1,689,688
Walgreen Co.	14,500	480,820
Whole Foods Market, Inc.	2,600	209,924

		4,605,460

Food Products – 0.2%
Archer-Daniels-Midland Co.	10,900	340,080
Campbell Soup Co.(b)	2,900	96,628
ConAgra Foods, Inc.	6,700	175,875
Dean Foods Co.(a)	3,000	36,780
General Mills, Inc.	10,500	402,255
Hershey Co. (The)	2,500	151,750
HJ Heinz Co.	5,200	274,092
Hormel Foods Corp.	2,200	62,634
JM Smucker Co. (The)	1,900	143,108
Kellogg Co.	4,000	209,400
Kraft Foods, Inc. – Class A	28,700	1,092,609
McCormick & Co., Inc./MD	2,200	110,990
Mead Johnson Nutrition Co. – Class A	3,300	256,575
Sara Lee Corp.	9,600	194,400
Tyson Foods, Inc. – Class A	4,700	88,877

		3,636,053

Household Products – 0.2%
Clorox Co. (The)	2,200	148,742
Colgate-Palmolive Co.	7,900	736,122
Kimberly-Clark Corp.	6,500	473,720
Procter & Gamble Co. (The)	45,000	3,038,400

		4,396,984

Personal Products – 0.0%
Avon Products, Inc.	7,000	130,830
Estee Lauder Cos., Inc. (The) – Class A	3,700	216,598

		347,428

Tobacco – 0.2%
Altria Group, Inc.	33,600	1,011,360
Lorillard, Inc.	2,200	288,376
Philip Morris International, Inc.	28,400	2,371,968
Reynolds American, Inc.	5,500	230,615

		3,902,319

		21,830,766

Retail – 1.1%
Regional Mall – 0.6%
Alexander’s, Inc.	240	91,068
CapitaMall Trust	251,750	361,641

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	223

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

CBL & Associates Properties, Inc.	14,740	$259,866
CFS Retail Property Trust	213,180	405,099
General Growth Properties, Inc.	48,000	780,960
Glimcher Realty Trust	10,680	105,732
Macerich Co. (The)	13,570	732,644
Pennsylvania Real Estate Investment Trust	5,510	73,944
Simon Property Group, Inc.	34,270	4,642,900
Taubman Centers, Inc.	6,050	417,874
Westfield Group	232,580	2,182,999

		10,054,727

Shopping Center/Other Retail – 0.5%
Acadia Realty Trust	4,160	88,150
Aeon Mall Co., Ltd.	9,120	204,457
BWP Trust	51,860	101,040
Calloway Real Estate Investment Trust	10,800	295,364
Capital & Counties Properties PLC	68,965	207,906
Capital Shopping Centres Group PLC	64,973	343,003
Cedar Realty Trust, Inc.	6,750	32,130
Charter Hall Retail REIT	30,176	101,191
Citycon Oyj	20,980	70,704
Corio NV	9,310	445,832
Crombie Real Estate Investment Trust	4,150	60,397
DDR Corp.	27,570	389,564
Deutsche Euroshop AG	5,265	181,237
Development Securities PLC	12,113	32,243
Equity One, Inc.	5,630	107,083
Eurocommercial Properties N.V.	4,140	148,781
Federal Realty Investment Trust	6,530	622,635
First Capital Realty, Inc.(b)	6,880	124,535
Hammerson PLC	71,378	443,839
Immobiliare Grande Distribuzione	12,000	13,056
Inland Real Estate Corp.	8,850	76,730
Japan Retail Fund Investment Corp.(b)	188	282,386
Kimco Realty Corp.	48,180	885,548
Kite Realty Group Trust	6,300	30,933
Klepierre	9,550	302,297
Link REIT (The)	226,500	846,880
Mercialys SA	4,590	159,091
Primaris Retail Real Estate Investment Trust	8,100	177,726
Ramco-Gershenson Properties Trust	3,830	42,398
Regency Centers Corp.	9,420	403,082
Retail Opportunity Investments Corp.(b)	4,800	55,824
RioCan Real Estate Investment Trust (Toronto)	27,550	755,123
Rouse Properties, Inc.(a)(b)	1,700	24,871

224	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Saul Centers, Inc.	1,440	$54,518
Shaftesbury PLC	25,283	196,578
Tanger Factory Outlet Centers	8,540	250,051
Urstadt Biddle Properties, Inc.	2,000	38,040
Vastned Retail NV	1,910	85,234
Weingarten Realty Investors(b)	12,020	299,298
Westfield Retail Trust	307,780	826,684

		9,806,439

		19,861,166

Residential – 0.7%
Manufactured Homes – 0.0%
Equity Lifestyle Properties, Inc.	4,140	275,351
Sun Communities, Inc.	2,640	109,270

		384,621

Multi-Family – 0.6%
Agile Property Holdings Ltd.(b)	138,600	184,899
Apartment Investment & Management Co. – Class A	13,940	346,270
Associated Estates Realty Corp.	4,150	61,918
AvalonBay Communities, Inc.	11,150	1,445,821
Boardwalk Real Estate Investment Trust	4,850	272,780
BRE Properties, Inc.	7,820	378,723
Camden Property Trust	7,100	440,200
Canadian Apartment Properties REIT	8,550	199,006
China Resources Land Ltd.(b)	234,750	444,509
Colonia Real Estate AG(a)	2,180	9,410
Colonial Properties Trust(b)	8,650	177,498
Conwert Immobilien Invest SE	8,194	92,600
Deutsche Wohnen AG	10,250	136,177
Equity Residential	34,500	1,962,705
Essex Property Trust, Inc.	3,380	473,166
GAGFAH SA	9,000	50,804
Grainger PLC	31,015	54,138
GSW Immobilien AG(a)	4,150	130,542
Home Properties, Inc.	4,850	279,506
Killam Properties, Inc.	4,900	62,349
Mid-America Apartment Communities, Inc.	3,830	238,877
Mirvac Group	344,250	441,362
Nippon Accommodations Fund, Inc.(b)	15	98,172
Northern Property Real Estate Investment Trust	2,950	98,984
Patrizia Immobilien AG(a)	2,550	15,295
Post Properties, Inc.	5,200	227,084
Shenzhen Investment Ltd.	266,500	63,819
Shimao Property Holdings Ltd.(b)	141,300	183,602
Stockland	235,950	797,525

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	225

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Transglobe Apartment Real Estate Investment Trust	5,750	$72,002
UDR, Inc.	22,630	566,203
Wing Tai Holdings Ltd.	59,375	60,458
Yanlord Land Group Ltd.(b)	58,288	64,084

		10,130,488

Self Storage – 0.1%
Big Yellow Group PLC	12,954	59,669
CubeSmart	12,230	137,954
Extra Space Storage, Inc.	9,350	246,560
Public Storage	15,320	2,053,953
Safestore Holdings PLC	18,633	35,177
Sovran Self Storage, Inc.	2,830	134,453

		2,667,766

Student Housing – 0.0%
American Campus Communities, Inc.	7,070	290,931
Education Realty Trust, Inc.	9,180	94,370

		385,301

		13,568,176

Office – 0.7%
Office – 0.7%
Allied Properties Real Estate Investment Trust	5,150	138,399
Allreal Holding AG(a)	680	109,119
Alstria Office REIT-AG	7,170	80,616
Befimmo SCA Sicafi	1,770	113,274
Beni Stabili SpA	96,550	53,806
Boston Properties, Inc.	17,250	1,751,737
Brandywine Realty Trust	13,350	144,314
Brookfield Office Properties, Inc.	37,850	657,579
CapitaCommercial Trust	212,500	200,872
Castellum AB	17,310	227,802
Champion REIT	246,000	109,879
Charter Hall Office REIT(b)	49,713	162,919
CLS Holdings PLC(a)	2,254	22,377
Cominar Real Estate Investment Trust	10,955	254,209
Commonwealth Property Office Fund	246,840	257,511
CommonWealth REIT	8,330	154,938
Corporate Office Properties Trust	7,100	174,092
Derwent London PLC	10,270	275,431
Douglas Emmett, Inc.	9,540	201,008
Fabege AB	16,640	149,891
First Potomac Realty Trust	4,950	65,489
Franklin Street Properties Corp.	8,220	84,748
Government Properties Income Trust	3,470	80,955
Great Portland Estates PLC	31,581	177,111

226	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Highwoods Properties, Inc.	7,180	$229,760
Hongkong Land Holdings Ltd.	175,400	966,359
Hufvudstaden AB – Class A	15,380	170,624
Intervest Offices & Warehouses	650	17,168
Investa Office Fund	265,230	177,375
IVG Immobilien AG(a)	15,700	45,624
Japan Prime Realty Investment Corp.	72	191,762
Japan Real Estate Investment Corp.(b)	50	442,897
Kilroy Realty Corp.	5,870	257,341
Liberty Property Trust	11,580	392,794
Mack-Cali Realty Corp.	8,670	247,962
Mori Trust Sogo Reit, Inc.	13	119,359
Nippon Building Fund, Inc.	58	556,822
Nomura Real Estate Office Fund, Inc.	31	180,373
NorthWest Healthcare Properties Real Estate Investment Trust	3,450	43,062
Norwegian Property ASA	50,250	74,442
NTT Urban Development Corp.	132	106,236
Orix JREIT, Inc.(b)	22	103,303
Parkway Properties Inc./MD	2,100	20,979
Piedmont Office Realty Trust, Inc.(b)	17,200	303,064
Prime Office REIT-AG(a)	3,900	21,618
PS Business Parks, Inc.	1,790	111,732
PSP Swiss Property AG(a)	4,680	406,112
SL Green Realty Corp.	8,580	652,509
Societe de la Tour Eiffel	570	29,652
Societe Immobiliere de Location pour l’Industrie et le Commerce	1,340	138,961
Sponda Oyj	28,560	120,392
Swiss Prime Site AG(a)	4,030	314,588
Technopolis PLC	6,410	33,288
Tokyo Tatemono Co., Ltd.(a)	31,860	130,278
Washington Real Estate Investment Trust	6,540	193,715
Workspace Group PLC	14,297	51,233
Zueblin Immobilien Holding AG(a)	4,490	11,708

		12,511,168

Materials – 0.4%
Chemicals – 0.3%
Air Products & Chemicals, Inc.	3,500	315,840
Airgas, Inc.	1,100	90,563
CF Industries Holdings, Inc.	1,100	204,600
Dow Chemical Co. (The)	19,300	646,743
Eastman Chemical Co.	2,200	119,086
Ecolab, Inc.	4,900	294,000
EI du Pont de Nemours & Co.	15,100	767,835
FMC Corp.	1,200	118,764

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	227

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

International Flavors & Fragrances, Inc.	1,300	$74,139
Monsanto Co.	8,800	680,944
Mosaic Co. (The)	4,900	282,975
PPG Industries, Inc.	2,500	228,125
Praxair, Inc.	4,900	534,100
Sherwin-Williams Co. (The)	1,400	144,410
Sigma-Aldrich Corp.	2,000	143,580

		4,645,704

Construction Materials – 0.0%
Vulcan Materials Co.(b)	2,100	93,576

Containers & Packaging – 0.0%
Ball Corp.	2,600	104,208
Bemis Co., Inc.	1,600	50,192
Owens-Illinois, Inc.(a)	2,600	62,140
Sealed Air Corp.	3,100	60,853

		277,393

Metals & Mining – 0.1%
Alcoa, Inc.	17,400	176,958
Allegheny Technologies, Inc.	1,700	74,579
Cliffs Natural Resources, Inc.	2,300	146,004
Freeport-McMoRan Copper & Gold, Inc.	15,500	659,680
Newmont Mining Corp.	8,100	481,140
Nucor Corp.	5,200	226,356
Titanium Metals Corp.(b)	1,300	19,058
United States Steel Corp.(b)	2,300	62,606

		1,846,381

Paper & Forest Products – 0.0%
International Paper Co.	7,100	249,565
MeadWestvaco Corp.	2,700	81,756

		331,321

		7,194,375

Utilities – 0.4%
Electric Utilities – 0.2%
American Electric Power Co., Inc.	7,900	297,119
Duke Energy Corp.	21,800	456,056
Edison International	5,300	221,911
Entergy Corp.	2,900	193,227
Exelon Corp.	10,800	421,956
FirstEnergy Corp.	6,800	301,172
NextEra Energy, Inc.	6,900	410,619
Northeast Utilities	2,900	104,110
Pepco Holdings, Inc.	3,700	71,928
Pinnacle West Capital Corp.	1,800	84,654
PPL Corp.	9,400	268,370
Progress Energy, Inc.	4,800	254,784

228	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Southern Co. (The)	14,100	$623,079

		3,708,985

Gas Utilities – 0.0%
AGL Resources, Inc.	1,900	75,753
Oneok, Inc.	1,700	140,488

		216,241

Independent Power Producers & Energy Traders – 0.0%
AES Corp. (The)(a)	10,500	142,380
Constellation Energy Group, Inc.	3,300	119,658
NRG Energy, Inc.(a)	3,700	63,270

		325,308

Multi-Utilities – 0.2%
Ameren Corp.	3,900	125,073
CenterPoint Energy, Inc.	6,900	134,481
CMS Energy Corp.	4,100	87,781
Consolidated Edison, Inc.	4,800	278,880
Dominion Resources, Inc./VA	9,300	469,371
DTE Energy Co.	2,800	151,172
Integrys Energy Group, Inc.	1,300	67,639
NiSource, Inc.	4,500	108,000
PG&E Corp.	6,600	275,088
Public Service Enterprise Group, Inc.	8,200	252,396
SCANA Corp.	1,900	85,500
Sempra Energy	3,900	231,036
TECO Energy, Inc.	3,500	62,825
Wisconsin Energy Corp.	3,700	126,096
Xcel Energy, Inc.	7,900	209,271

		2,664,609

		6,915,143

Telecommunication Services – 0.3%
Diversified Telecommunication Services – 0.3%
AT&T, Inc.	96,900	2,964,171
CenturyLink, Inc.	10,100	406,525
Frontier Communications Corp.(b)	16,200	74,358
Verizon Communications, Inc.	46,300	1,764,493
Windstream Corp.	9,500	114,760

		5,324,307

Wireless Telecommunication Services – 0.0%
MetroPCS Communications, Inc.(a)	4,800	49,440
Sprint Nextel Corp.(a)	49,000	121,030

		170,470

		5,494,777

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	229

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Lodging – 0.1%
Lodging – 0.1%
Ashford Hospitality Trust, Inc.	6,710	$56,632
CDL Hospitality Trusts	72,288	98,937
Chesapeake Lodging Trust	3,150	55,535
DiamondRock Hospitality Co.	16,620	165,535
FelCor Lodging Trust, Inc.(a)	12,340	47,386
Hersha Hospitality Trust	16,840	84,705
Hospitality Properties Trust	12,260	303,190
Host Hotels & Resorts, Inc.	82,610	1,303,586
InnVest Real Estate Investment Trust	9,300	51,319
LaSalle Hotel Properties	8,300	221,444
Pebblebrook Hotel Trust	5,050	108,222
RLJ Lodging Trust	10,550	184,836
Strategic Hotels & Resorts, Inc.(a)	18,450	114,943
Sunstone Hotel Investors, Inc.(a)	11,680	104,886
Wyndham Worldwide Corp.	2,500	109,975

		3,011,131

Total Common Stocks (cost $277,960,139)		288,006,094

INVESTMENT COMPANIES – 7.8%
Funds and Investment Trusts – 7.8%
IRP Property Investments Ltd.	11,010	13,305
iShares MSCI Emerging Markets Index Fund	1,151,090	51,004,798
UK Commercial Property Trust Ltd./fund	35,849	41,907
Vanguard MSCI Emerging Markets ETF	2,097,220	93,598,929

Total Investment Companies (cost $140,492,384)		144,658,939

	Contracts
OPTIONS PURCHASED – CALLS – 0.0%
Options on Equity Indices – 0.0%
Euro STOXX 50 Index Expiration: Mar 2012, Exercise Price: EUR 2,750.00(a)(c)	1,369	10,032
S&P 500 Index: Expiration: Mar 2012, Exercise Price: $ 1,425.00(a)(d)	1,314	108,405
S&P 500 Index: Expiration: Mar 2012, Exercise Price: $ 1,450.00(a)(d)	4,905	147,150

Total Options Purchased – Calls (cost $4,141,042)		265,587

230	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 0.0%
Equity: Other – 0.0%
Diversified/Specialty – 0.0%
Nieuwe Steen Investments NV, expiring 4/01/13(a) (cost $0)	250	$	– 0 –

RIGHTS – 0.0%
Retail – 0.0%
Shopping Center/Other Retail – 0.0%
Rouse Properties, Inc.(a) (cost $0)	1,700		– 0 –

SHORT-TERM INVESTMENTS – 74.3%
Investment Companies – 74.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(e) (cost $1,376,439,264)	1,376,439,264		1,376,439,264

Total Investments Before Security Lending Collateral for Securities Loaned: – 97.6% (cost $1,799,032,829)			1,809,369,884

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 0.3%
Investment Companies – 0.3%
AllianceBernstein Exchange Reserves – Class I, 0.22%(e) (cost $5,610,052)	5,610,052		5,610,052

Total Investments – 97.9% (cost $1,804,642,881)			1,814,979,936
Other assets less liabilities – 2.1%			38,824,524

Net Assets – 100.0%			$1,853,804,460

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Japan Govt Bond Futures	18	March 2012	$31,578,454	$31,604,625	$26,171
ASX SPI 200 Index Futures	480	March 2012	54,486,859	55,184,011	697,152

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	231

Volatility Management—Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Australian T-Bond 10 Yr Futures	17	March 2012	$2,141,060	$2,117,198	$(23,862)
FTSE 100 Index Futures	1,560	March 2012	141,929,661	145,259,992	3,330,331
German Euro Bund Futures	6	March 2012	1,110,328	1,118,252	7,924
German Euro Buxl Futures	27	March 2012	4,515,787	4,597,233	81,446
Hang Seng Index Futures	157	March 2012	21,692,073	21,911,825	219,752
S&P 500 E Mini Index Futures	9,153	March 2012	598,882,352	624,417,660	25,535,308
S&P Midcap 400 EMini Index Futures	1,168	March 2012	110,002,473	114,066,880	4,064,407
S&P TSE 60 Index Futures	533	March 2012	76,728,904	77,333,347	604,443
Topix Index Futures	1,207	March 2012	112,569,869	123,758,703	11,188,834
U.S. T-Note 10 Yr Futures	28	June 2012	3,665,860	3,666,688	828
UK Long GILT Bond Futures	54	June 2012	9,837,488	9,882,067	44,579

					$45,777,313

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America NA:
Great British Pound settling 3/15/12	12,788	$19,601,063	$20,342,553	$741,490
Great British Pound settling 3/15/12	32,184	50,605,156	51,196,803	591,647
Great British Pound settling 3/15/12	4,013	6,203,560	6,383,693	180,133
Barclays Bank PLC Wholesale:
Canadian Dollar settling 6/15/12	1,856	1,853,481	1,871,288	17,807
Great British Pound settling 6/15/12	3,516	5,577,276	5,589,213	11,937
Japanese Yen settling 3/15/12	151,389	1,949,164	1,862,532	(86,632)
Japanese Yen settling 3/15/12	260,150	3,348,220	3,200,613	(147,607)
Japanese Yen settling 3/15/12	489,245	6,363,376	6,019,158	(344,218)
Japanese Yen settling 6/15/12	899,651	11,136,624	11,078,379	(58,245)
Citibank NA:
Australian Dollar settling 3/15/12	18,435	19,544,345	19,741,498	197,153
Australian Dollar settling 3/15/12	1,817	1,850,705	1,945,771	95,066
Great British Pound settling 3/15/12	3,151	4,947,476	5,012,463	64,987
Japanese Yen settling 3/15/12	354,928	4,580,088	4,366,662	(213,426)
Swiss Franc settling 3/15/12	1,639	1,777,985	1,811,894	33,909
Credit Suisse London Branch (GFX):
Great British Pound settling 3/15/12	2,790	4,363,850	4,438,201	74,351
Goldman Sachs International:
Canadian Dollar settling 6/15/12	12,251	12,281,706	12,351,915	70,209
Canadian Dollar settling 6/15/12	8,456	8,523,077	8,525,653	2,576
Great British Pound settling 6/15/12	10,398	16,541,970	16,529,191	(12,779)

232	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
HSBC BankUSA:
Australian Dollar settling 6/15/12	9,550	$10,179,727	$10,120,991	$(58,736)
Great British Pound settling 6/15/12	14,535	23,071,260	23,105,577	34,317
Japanese Yen settling 3/15/12	1,403,380	18,305,116	17,265,719	(1,039,397)
Morgan Stanley and Co., Inc.:
Japanese Yen settling 3/15/12	3,723,485	48,560,017	45,809,861	(2,750,156)
Royal Bank of Scotland PLC:
Australian Dollar settling 3/15/12	6,967	7,148,490	7,460,754	312,264
Canadian Dollar settling 3/15/12	50,869	50,776,333	51,395,937	619,604
Euro settling 3/15/12	4,333	5,656,948	5,773,144	116,196
Great British Pound settling 3/15/12	2,301	3,602,791	3,660,324	57,533
Japanese Yen settling 6/15/12	1,329,315	16,366,843	16,369,298	2,455
Japanese Yen settling 6/15/12	2,054,241	26,760,822	25,296,099	(1,464,723)
Standard Chartered Bank:
Australian Dollar settling 3/15/12	2,101	2,114,362	2,249,899	135,537
Great British Pound settling 3/15/12	1,075	1,667,089	1,710,060	42,971
UBS AG:
Australian Dollar settling 3/15/12	2,345	2,425,480	2,511,191	85,711
Australian Dollar settling 6/15/12	5,527	5,860,610	5,857,458	(3,152)
Japanese Yen settling 3/15/12	292,008	3,813,235	3,592,560	(220,675)
Westpac Banking Corp.:
Australian Dollar settling 3/15/12	1,520	1,564,688	1,627,723	63,035

Sale Contracts
Bank of America NA:
Euro settling 6/15/12	1,680	2,227,174	2,239,444	(12,270)
Barclays Bank PLC Wholesale:
Euro settling 3/15/12	1,296	1,762,110	1,726,747	35,363
BNP Paribas SA:
Euro settling 3/15/12	2,901	3,831,061	3,865,196	(34,135)
HSBC BankUSA:
Euro settling 3/15/12	4,684	6,263,642	6,240,805	22,837
Royal Bank of Scotland PLC:
Swiss Franc settling 3/15/12	1,476	1,576,805	1,631,699	(54,894)
State Street Bank and Trust Co.:
Swiss Franc settling 3/15/12	163	180,156	180,118	(38)
UBS AG:
Euro settling 3/15/12	1,243	1,602,575	1,656,132	(53,557)

				$(2,945,552)

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Russell 2000 Total Return Index	528	0.25%	$1,948	10/15/12	Citibank, N.A.	$(6,187)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	233

Volatility Management—Portfolio of Investments

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	4,457	0.25%	$13,498	2/15/13	Deutsche Bank AG	$106,100
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	2,846	—	8,671	3/15/13	Deutsche Bank AG	18,909
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	1,601	0.00%	4,881	3/15/13	Deutsche Bank AG	6,819
Receive	Russell 2000 Total Return Index	1,614	0.24%	6,050	3/15/13	Deutsche Bank AG	(115,534)
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	349	0.25%	1,057	12/17/12	JPMorgan Chase Bank, N.A.	8,316
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	5,866	0.25%	17,766	12/17/12	JPMorgan Chase Bank, N.A.	139,776
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	2,264	0.25%	6,857	1/15/13	JPMorgan Chase Bank, N.A.	53,947
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	6,411	0.25%	19,416	1/15/13	JPMorgan Chase Bank, N.A.	152,762

234	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management—Portfolio of Investments

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	341	0.25%	$1,033	1/15/13	JPMorgan Chase Bank, N.A.	$8,125
Receive	Russell 2000 Total Return Index	3,533	0.00%	12,990	3/15/13	JPMorgan Chase Bank, N.A.	(766)
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	5,390	0.25%	16,324	2/15/13	Morgan Stanley Capital Services Inc.	129,046
Receive	Russell 2000 Total Return Index	244	0.25%	900	6/15/12	Morgan Stanley Capital Services Inc.	(2,904)
Receive	Russell 2000 Total Return Index	1,346	0.25%	4,965	2/15/13	Morgan Stanley Capital Services Inc.	(15,858)
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	3,269	0.25%	9,900	10/15/12	UBS AG	78,018
Receive	Russell 2000 Total Return Index	5,069	0.25%	18,699	2/15/13	UBS AG	(59,909)
Receive	Russell 2000 Total Return Index	13,044	0.25%	48,117	2/15/13	UBS AG	(152,478)

							$348,182

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	235

Volatility Management—Portfolio of Investments

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	One contract relates to 10 shares.

(d)	One contract relates to 100 shares.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

REIT	– Real Estate Investment Trust

See notes to financial statements.

236	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management—Portfolio of Investments

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Conservative Wealth Strategy2 (each a “Strategy” and collectively the “Strategies”),3 prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Strategies seek to achieve their investment objectives by investing in a combination of the AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),4 which represent a variety of asset classes and investment styles. As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the information in the fee evaluation was completed on July 21, 2011 and discussed with the Board of Trustees on August 2-4, 2011.

2	Formerly known as Wealth Preservation Strategy.

3	Future references to the Strategies do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

4	The AllianceBernstein Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Multi-Asset Real Return Portfolio (formerly Global Real Estate Investment Portfolio), International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Bond Inflation Protection Portfolio (formerly Inflation Protected Securities Portfolio), High Yield Portfolio and Volatility Management Portfolio.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	237

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., 130 U.S. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

Category	Advisory Fees[6]	Net Assets 06/30/11 ($MIL)	Strategy
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$1,987.6	Balanced Wealth Strategy

Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$1,753.3	Wealth Appreciation Strategy

Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$625.4	Conservative Wealth Strategy

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

6	The advisory fees for the Strategies are based on a percentage of the average daily net assets of the Strategies and paid on a monthly basis.

238	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

With respect to Wealth Appreciation Strategy, the Strategy’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Strategy. To date, the Trustees have not authorized reimbursement payments pending further review.

Set forth below are the total expense ratios7 of the Strategies for the most recent semi-annual period:8

Strategy	Total Expense Ratio (2/28/11)			Fiscal Year End
Balanced Wealth Strategy	Advisor Class A Class B Class C Class R Class K Class I	0.72 1.02 1.74 1.73 1.37 1.06 0.73	% % % % % % %	August 31 (ratios as of February 28, 2011)

Wealth Appreciation Strategy	Advisor Class A Class B Class C Class R Class K Class I	0.82 1.12 1.86 1.83 1.47 1.16 0.83	% % % % % % %	August 31 (ratios as of February 28, 2011)

Conservative Wealth Strategy	Advisor Class A Class B Class C Class R Class K Class I	0.72 1.03 1.75 1.73 1.40 1.09 0.72	% % % % % % %	August 31 (ratios as of February 28, 2011)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel

7	Expense ratios include expenses of the underlying Pooling Portfolios in which the Funds invest. With respect to Balanced Wealth Strategy, Wealth Appreciation Strategy and Conservative Wealth Strategy, for the six months ended February 28, 2011, the estimated annualized blended expense ratios related to the Pooling Portfolios were 0.01%, 0.02%, 0.02% and 0.02%, respectively.

8	Semi-annual total expense ratios are unaudited.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	239

to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.9 With respect to the Strategies, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment styles as the Strategies.

The Adviser manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

240	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as Balanced Wealth Strategy.10

Fund	AVPS Portfolio	Fee Schedule
Balanced Wealth Strategy	Balanced Wealth Strategy Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% Excess of $5 billion

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Strategies:

Fund	Luxembourg Fund	Fee[11]
Balanced Wealth Strategy	Global Balanced Portfolio Class A Class I (Institutional)	1.40% 0.70%

Conservative Wealth Strategy	Global Conservative Portfolio Class A Class I (Institutional)	1.15% 0.60%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services, but not for distribution-related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as certain of the Strategies are as follows:

Strategy	ITM Mutual Fund	Fee
Balanced Wealth Strategy	Alliance Global Balance Neutral[12]	0.70%

Wealth Appreciation Strategy	Aggressive[12]	0.75%

Conservative Wealth Strategy	Conservative[12]	0.65%

10	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, Balanced Wealth Strategy has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

11	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services, unlike Class I shares, whose fee is only for investment advisory services.

12	This ITM fund is privately placed or institutional.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	241

The Adviser represented that it does not sub-advise any registered investment companies with a substantially similar investment style as any of the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included each Strategy’s ranking with respect to the contractual management fee relative to the median of the Strategy’s Lipper Expense Group (“EG”)14 at the approximate current asset level of the Strategy.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EG for Wealth Appreciation Strategy had an insufficient number of peers. Consequently, Lipper expanded the Strategy’s EG to include peers that have a similar but not the same Lipper investment classification/objective as the Strategy.

Strategy	Contractual Management Fee (%)	Lipper Group Median (%)	Rank
Balanced Wealth Strategy	0.550	0.598	4/9
Wealth Appreciation Strategy[16]	0.650	0.759	1/10
Conservative Wealth Strategy	0.550	0.570	5/11

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.

16	The Strategy’s EG includes the Strategy, four other Global Multi-Cap Core (“GMLC”), one Global Large-Cap Value (“GLCV”) and four Global Large-Cap Growth (“GLCG”) funds.

242	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

However, because Lipper had expanded the EG of Wealth Appreciation Strategy, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.17 A “normal” EU will include funds that have the same investment classification/objective as the subject Strategy.

Set forth below is a comparison of the Strategies’ total expense ratios (inclusive of their underlying expenses) and the medians of the Strategies’ EG and EU. The Strategies’ total expense ratio rankings are also shown.

Strategy	Expense Ratio (%)[18]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Balanced Wealth Strategy	1.019	1.136	3/9	1.136	11/37
Wealth Appreciation Strategy[19]	1.124	1.404	1/10	1.400	6/34
Conservative Wealth Strategy	1.029	1.065	3/11	1.079	8/24

Based on this analysis, except for Wealth Appreciation Strategy, which has equally favorable rankings, the Strategies have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. Expect for

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18	Most recently completed fiscal year end Class A total expense ratio.

19	The Strategy’s EU includes the Strategy, the EG, and all other retail front-end GMLC, GLCV and GLCG, excluding outliers.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	243

Conservative Wealth Strategy, the Adviser’s profitability from providing investment advisory services to the Strategies decreased during calendar year 2010, relative to 2009.20

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and/or the Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Balanced Wealth Strategy	$311,508
Wealth Appreciation Strategy	$93,116
Conservative Wealth Strategy	$101,099

20	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with respect to the Strategies. The Strategy in which the Adviser’s 2010 profitability changed from a decrease to an increase was Conservative Wealth Strategy.

244	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Balanced Wealth Strategy	$12,282,781	$481,409
Wealth Appreciation Strategy	$6,032,051	$234,351
Conservative Wealth Strategy	$4,320,809	$202,530

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee
Balanced Wealth Strategy	$1,056,845
Wealth Appreciation Strategy	$982,422
Conservative Wealth Strategy	$299,545

There are no portfolio transactions for the Strategies since the Strategies pursue their investment objectives through investing in combinations of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. International Value Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Pooling Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,21 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific

21	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	245

fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli22 study on advisory fees and various fund characteristics.23 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.24 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $461 billion as of June 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

22	The Deli study was originally published in 2002 based on 1997 data.

23	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

24	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

246	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings25 of the Strategies relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)26 for the periods ended May 31, 2011.27

Strategy	Fund Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Balanced Wealth Strategy
1 year	19.98	19.04	18.68	4/9	21/82
3 year	2.15	1.62	3.25	4/9	58/76
5 year	3.88	4.03	4.69	6/9	49/66

Wealth Appreciation Strategy
1 year	25.65	27.92	27.29	5/5	16/23
3 year	-2.27	-0.22	-0.02	4/5	13/15
5 year	1.30	1.74	2.71	2/2	9/10

Conservative Wealth Strategy
1 year	12.51	15.21	13.57	10/11	55/82
3 year	3.14	4.69	4.50	9/11	57/75
5 year	4.10	4.67	5.02	8/9	50/63

25	The performance returns and rankings of the Strategies are for the Strategies’ Class A shares. It should be noted that performance returns of the Strategies were provided by Lipper.

26	A Strategy’s PG/PU may not necessarily be identical to its respective EG/EU. Strategies with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, PGs/PUs only include strategies of the same Lipper investment classification/objective as the Strategies, in contrast to certain of the Strategies’ EGs/EUs, which may include strategies of similar but not the same investment classification/objective.

27	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	247

Set forth below are the 1, 3, 5 year and since inception performance returns of the Strategies (in bold)28 versus their benchmarks.29

	Periods Ending May 31, 2011 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
Balanced Wealth Strategy	19.98	2.15	3.88	6.20
60% S&P 500 / 40% Barclays Capital U.S. Aggregate Index	17.88	3.69	5.03	6.00
S&P 500 Index	25.95	0.91	3.32	5.69
Barclays Capital U.S. Aggregate Index	5.84	6.53	6.63	5.47
Inception Date: September 2, 2003

Wealth Appreciation Strategy	25.65	-2.27	1.30	5.63
70% S&P 500 / 30% MSCI EAFE Net Index	27.45	-0.52	2.92	7.01
S&P 500 Index	25.95	0.91	3.32	5.69
MSCI EAFE Net Index	30.69	-4.12	1.73	9.02
Inception Date: September 2, 2003

Conservative Wealth Strategy	12.51	3.14	4.10	5.07
70% Barclays Capital U.S. Aggregate / 30% S&P 500 Index	11.84	5.31	5.98	5.66
Barclays Capital U.S. Aggregate Index	5.84	6.53	6.63	5.47
S&P 500 Index	25.95	0.91	3.32	5.69
Inception Date: September 2, 2003

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 30, 2011

28	The performance returns and risk measures shown in the table are for the Class A shares of the Strategies.

29	The Adviser provided Fund and benchmark performance return information for periods through May 31, 2011.

248	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	249

AllianceBernstein Family of Funds

NOTES

250	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

NOTES

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	251

NOTES

252	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

NOTES

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	253

NOTES

254	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

NOTES

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	255

NOTES

256	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

ALLIANCEBERNSTEIN WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

WS-0152-0212

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Portfolios

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: April 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: April 23, 2012

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: April 23, 2012